As filed with the Securities and Exchange Commission on July 10, 2023

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-07168)

Hennessy Funds Trust
(Exact name of registrant as specified in charter)

7250 Redwood Blvd., Suite 200
Novato, CA 94945
(Address of principal executive offices) (Zip code)

Teresa M. Nilsen
7250 Redwood Blvd., Suite 200
Novato, CA 94945
(Name and address of agent for service)

800-966-4354
Registrant’s telephone number, including area code

Date of fiscal year end: October 31, 2023

Date of reporting period: April 30, 2023

Item 1. Reports to Stockholders.

(a)

SEMI-ANNUAL REPORT

APRIL 30, 2023

HENNESSY CORNERSTONE GROWTH FUND

Investor Class  HFCGX
Institutional Class  HICGX

www.hennessyfunds.com | 1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	16
Expense Example	24
Proxy Voting Policy and Proxy Voting Records	26
Availability of Quarterly Portfolio Schedule	26
Federal Tax Distribution Information	26
Important Notice Regarding Delivery of Shareholder Documents	26
Electronic Delivery	26
Board Approval of Investment Advisory Agreement	27

HENNESSY FUNDS	1-800-966-4354

May 2023

Dear Hennessy Funds Shareholder:

The past six months in the stock market have been dramatic, even tumultuous, especially for certain sectors within the broader market. For the six-month period ended April 30, 2023, the broader equity markets rose then dipped each month consistently until the last two months of the period: the S&P 500® Index was up 6% in November, down 6% in December, up 6% in January, down 2% in February, up 4% in March, and finally up again 2% in April, resulting in a positive total return of 8.63% for the entire period.1

These single digit moves in the broader market masked the more pronounced moves in specific sectors or industries, the worst of which was the Financial sector’s 10% drop in March 2023. Within the Financial sector, large cap banks plunged 25%, precipitated by the second and third largest bank failures in history, which occurred over one weekend in early March. Our long-tenured and experienced Portfolio Manager, Dave Ellison, observed that March felt like ten years crammed into just a few weeks. Conversely, the Technology and Communication Services sectors performed exceptionally well during the six-month period ended April 30, 2023, with total returns of 19% and 23%, respectively, rebounding from a dismal 2022.2

While various factors drove this disparity of returns, interest rate hikes and persistent inflation were the primary causes behind many of the movements, both positive and negative, in the market. High inflation and low unemployment drove the Federal Reserve to increase rates 10 consecutive times over 14 months from March 2022 through early May 2023, bringing its benchmark interest rate from 0.25% to 5.25%, its highest level in 16 years. As rates rose and debt security prices dropped, banks’ capital levels declined, and in a few extreme instances this caused depositors to rapidly withdraw funds from certain riskier banks, leading to solvency issues and failures. On the other hand, positive results for many Technology companies and continued strong consumer spending caused many investors to pivot back into Technology, one of the worst performing sectors of 2022 but one of the best so far in 2023. Finally, with a mild winter, reduction of geopolitical unease, and fears of softening demand globally, oil, natural gas, and other commodities saw a drop in prices, causing Energy company shares to retreat after an incredibly strong 2022.

We believe that the outlook for U.S. stocks remains positive, primarily because we believe that the Federal Reserve may be done, or close to done, raising rates. Inflation has shown signs of easing, creating a better environment for consumers as well as businesses. The unemployment rate remains near record lows, there are elevated levels of cash on the balance sheets of U.S. companies and in the pockets of many consumers and investors, and there is the prospect of a more dovish Federal Reserve in the second half of 2023. However, we are cautiously watching certain parts of the economy for continued signs of weakness, as the risk of recession remains a concern. While volatility and uncertainty may continue to impact the markets, we encourage investors to stay the course, maintain a diversified portfolio, and keep a long-term perspective.

Suffice it to say, volatility and disparity of returns were at elevated levels for much of the first six months of our fiscal year. We saw four of our funds post negative total returns, of which two were invested primarily in the Financial sector and two were driven by the drop in Energy stocks. Overall, 13 of our 17 funds posted positive total returns for the first half of the fiscal year.

Tumultuous times call for introspection, allowing us to reflect on who we are and on what makes a fund a Hennessy Fund. We are long-term investors in companies, not traders of stocks, and we strive for positive shareholder returns over a complete market

WWW.HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

cycle. Our funds are run by a talented group of Portfolio Managers, the vast majority of whom have over 20 years of investment experience and who bring their unique perspective and expertise. All our Portfolio Managers are professionals dedicated to running their portfolios with adherence to well-defined investment criteria and with a long-term focus in mind. We have five internal Portfolio Managers and sixteen external Portfolio Managers through five separate sub-advisors. Their expertise vary from Financials, Energy, and Utilities to Japanese companies to ESG (Environmental, Social, and Governance) companies. Some have invested through Black Monday and the Stock Market Crash of 1987, while a couple have entered the industry only after the Financial Crisis of 2007/2008.

We have 11 domestic equity funds, three domestic hybrid (equity and income) funds, two international equity funds, and one domestic ETF, which was added to our line-up in December 2022. Among our domestic mutual funds, we have eight funds that may invest across all sectors and six that focus primarily on one sector, including Energy, Financials, Utilities, and Technology. Most of our portfolios are concentrated, differentiated from their benchmarks, and designed to mitigate downside risk. In fact, as of April 30, 2023, the number of stocks in each of our 17 funds ranged from 10 to 63, with a median of 30. Excluding our hybrid and index funds, the median average active share of our funds was an impressive 90%. Active share measures how different a fund is versus its benchmark, with 100% signifying that the fund and benchmark have no common investments. Finally, the downside capture ratio, which measures the relative performance of a fund versus its benchmark on negative performance days, averaged a respectable 89%, 95%, and 90% across our funds for the three-year, five-year, and ten-year periods ended April 30, 2023.

We thank you for your continued interest in the Hennessy Funds, and we are grateful for your trust. While we prefer to post only positive returns for our shareholders, we are pleased that many of the Hennessy Funds did just that during the unpredictable past six months. If you have any questions or would like to speak with us directly, please call us at (800) 966-4354.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

The opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index is commonly used to measure the performance of U.S. stocks. This index is used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

Please refer to the Schedule of Investments included in this report for additional portfolio information.

[1]	S&P 500® Index monthly total returns: +5.59% in November 2022, -5.76% in December 2022, +6.28% in January 2023, -2.44% in February 2023, +3.67% in March 2023, and +1.56% in April 2023.
[2]
S&P 500® Financial Sector monthly total return: -9.55% in March 2023. KBW Bank Index monthly total return: -24.87% in March 2023. S&P 500® Information Technology sector total return: +18.88% for the six months ended April 30, 2023. S&P 500® Communication Services sector total return: +23.15% for the six months ended April 30, 2023.

HENNESSY FUNDS	1-800-966-4354
3

Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2023

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Cornerstone Growth Fund –
Investor Class (HFCGX)	-7.67%	-3.50%	5.69%	8.41%
Hennessy Cornerstone Growth Fund –
Institutional Class (HICGX)	-7.56%	-3.21%	6.03%	8.73%
Russell 2000® Index	-3.45%	-3.65%	4.15%	7.88%
S&P 500® Index	8.63%	2.66%	11.45%	12.20%

Expense ratios: 1.33% (Investor Class); 1.01% (Institutional Class)

(1)	Periods of less than one year are not annualized.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell 2000® Index is a subset of the Russell 3000® Index that measures the performance of the small-cap segment of the U.S. equity market. The Russell 2000® Index comprises the smallest 2,000 companies in the Russell 3000® Index based on market capitalization and current index membership, representing approximately 7% of the total market capitalization of the Russell 3000® Index. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

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4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2023 (Unaudited)

HENNESSY CORNERSTONE GROWTH FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Green Brick Partners, Inc.	2.43%
Carpenter Technology Corp.	2.37%
Exxon Mobil Corp.	2.30%
Super Micro Computer, Inc.	2.25%
Clean Harbors, Inc.	2.24%
Academy Sports & Outdoors, Inc.	2.21%
EMCOR Group, Inc.	2.19%
Comfort Systems USA, Inc.	2.18%
Insperity, Inc.	2.16%
O-I Glass, Inc.	2.16%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
5

COMMON STOCKS – 95.48%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 16.14%
Academy Sports & Outdoors, Inc.	51,300	$3,258,576	2.21%
BorgWarner, Inc.	64,000	3,080,320	2.09%
Dillard’s, Inc.	9,200	2,745,188	1.86%
Green Brick Partners, Inc. (a)	96,300	3,589,101	2.43%
Modine Manufacturing Co. (a)	125,300	2,620,023	1.78%
Oxford Industries, Inc.	27,800	2,868,682	1.95%
Penske Automotive Group, Inc.	21,700	3,007,186	2.04%
Visteon Corp. (a)	18,700	2,625,293	1.78%
		23,794,369	16.14%

Energy – 24.15%
CVR Energy, Inc.	99,300	2,615,562	1.78%
Exxon Mobil Corp.	28,600	3,384,524	2.30%
Marathon Petroleum Corp.	24,200	2,952,400	2.00%
Oceaneering International, Inc. (a)	153,200	2,716,236	1.84%
Oil States International, Inc. (a)	337,300	2,374,592	1.61%
Par Pacific Holdings, Inc. (a)	111,300	2,607,759	1.77%
PBF Energy, Inc., Class A	69,800	2,433,228	1.65%
Teekay Corp. (a)(b)	513,700	2,902,405	1.97%
Tsakos Energy Navigation Ltd. (b)	132,400	2,271,984	1.54%
Valero Energy Corp.	23,400	2,683,278	1.82%
Vertex Energy, Inc. (a)	322,100	2,544,590	1.73%
Weatherford International PLC – (a)(b)	47,900	3,095,777	2.10%
YPF SA – ADR (a)(b)	270,500	3,007,960	2.04%
		35,590,295	24.15%

Financials – 4.14%
StoneX Group, Inc. (a)	30,500	2,991,135	2.03%
Unum Group	73,600	3,105,920	2.11%
		6,097,055	4.14%

Industrials – 30.55%
Applied Industrial Technologies, Inc.	22,400	3,038,784	2.06%
CECO Environmental Corp. (a)	204,800	2,377,728	1.61%
Clean Harbors, Inc. (a)	22,700	3,295,132	2.24%
Comfort Systems USA, Inc.	21,500	3,214,035	2.18%
EMCOR Group, Inc.	18,900	3,231,900	2.19%

The accompanying notes are an integral part of these financial statements.

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6

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Industrials (Continued)
Encore Wire Corp.	16,400	$2,563,812	1.74%
Fluor Corp. (a)	89,500	2,600,870	1.77%
Granite Construction, Inc.	75,000	2,859,750	1.94%
Insperity, Inc.	26,000	3,183,960	2.16%
Sterling Infrastructure, Inc. (a)	76,800	2,835,456	1.92%
Terex Corp.	54,000	2,407,860	1.63%
The Timken Co.	36,100	2,774,285	1.88%
Titan Machinery, Inc. (a)	75,100	2,354,385	1.60%
United Airlines Holdings, Inc. (a)	58,900	2,579,820	1.75%
Wabash National Corp.	117,500	3,016,225	2.05%
WESCO International, Inc.	18,700	2,692,800	1.83%
		45,026,802	30.55%

Information Technology – 6.22%
Belden, Inc.	37,000	2,918,930	1.98%
Jabil, Inc.	37,500	2,930,625	1.99%
Super Micro Computer, Inc. (a)	31,400	3,310,502	2.25%
		9,160,057	6.22%

Materials – 14.28%
Alpha Metallurgical Resources, Inc.	18,000	2,638,080	1.79%
ATI, Inc. (a)	77,200	2,981,464	2.02%
Carpenter Technology Corp.	66,300	3,496,662	2.37%
Materion Corp.	28,400	3,076,004	2.09%
O-I Glass, Inc. (a)	141,900	3,188,493	2.16%
Reliance Steel & Aluminum Co.	12,600	3,122,280	2.12%
Steel Dynamics, Inc.	24,500	2,546,775	1.73%
		21,049,758	14.28%

Total Common Stocks
(Cost $138,088,146)		140,718,336	95.48%

REITS – 1.73%

Real Estate – 1.73%
Service Properties Trust	290,900	2,551,193	1.73%

Total REITS
(Cost $2,849,799)		2,551,193	1.73%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
7

SHORT-TERM INVESTMENTS – 2.83%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 2.83%
First American Government Obligations Fund,
Institutional Class, 4.73% (c)	4,173,805	$4,173,805	2.83%

Total Short-Term Investments
(Cost $4,173,805)		4,173,805	2.83%

Total Investments
(Cost $145,111,750) – 100.04%		147,443,334	100.04%
Liabilities in Excess of Other Assets – (0.04)%		(65,276)	(0.04)%

TOTAL NET ASSETS – 100.00%		$147,378,058	100.00%

Percentages are stated as a percent of net assets.

ADR — American Depositary Receipt
PLC — Public Limited Company
REIT — Real Estate Investment Trust
(a)	Non-income-producing security.
(b)	U.S.-traded security of a foreign corporation.
(c)	The rate listed is the fund’s seven-day yield as of April 30, 2023.

Summary of Fair Value Exposure as of April 30, 2023

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2023 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$23,794,369	$—	$—	$23,794,369
Energy	35,590,295	—	—	35,590,295
Financials	6,097,055	—	—	6,097,055
Industrials	45,026,802	—	—	45,026,802
Information Technology	9,160,057	—	—	9,160,057
Materials	21,049,758	—	—	21,049,758
Total Common Stocks	$140,718,336	$—	$—	$140,718,336
REITS
Real Estate	$2,551,193	$—	$—	$2,551,193
Total REITS	$2,551,193	$—	$—	$2,551,193
Short-Term Investments
Money Market Funds	$4,173,805	$—	$—	$4,173,805
Total Short-Term Investments	$4,173,805	$—	$—	$4,173,805
Total Investments	$147,443,334	$—	$—	$147,443,334

The accompanying notes are an integral part of these financial statements.

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8

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of April 30, 2023 (Unaudited)

ASSETS:
Investments in securities, at value (cost $145,111,750)	$147,443,334
Dividends and interest receivable	101,826
Receivable for fund shares sold	306,138
Prepaid expenses and other assets	25,182
Total assets	147,876,480

LIABILITIES:
Payable for fund shares redeemed	326,322
Payable to advisor	92,177
Payable to administrator	28,038
Payable to auditor	11,226
Accrued distribution fees	18,939
Accrued service fees	11,093
Accrued interest payable	1,652
Accrued trustees fees	4,733
Accrued expenses and other payables	4,242
Total liabilities	498,422
NET ASSETS	$147,378,058

NET ASSETS CONSISTS OF:
Capital stock	$149,882,997
Accumulated deficit	(2,504,939)
Total net assets	$147,378,058

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$130,580,523
Shares issued and outstanding	6,088,633
Net asset value, offering price, and redemption price per share	$21.45

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$16,797,535
Shares issued and outstanding	750,158
Net asset value, offering price, and redemption price per share	$22.39

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
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Financial Statements

Statement of Operations for the six months ended April 30, 2023 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$2,781,781
Interest income	77,316
Total investment income	2,859,097

EXPENSES:
Investment advisory fees (See Note 5)	623,300
Sub-transfer agent expenses – Investor Class (See Note 5)	113,041
Sub-transfer agent expenses – Institutional Class (See Note 5)	7,507
Distribution fees – Investor Class (See Note 5)	113,218
Administration, accounting, custody, and transfer agent fees (See Note 5)	84,734
Service fees – Investor Class (See Note 5)	75,479
Federal and state registration fees	18,500
Compliance expense (See Note 5)	11,844
Audit fees	11,227
Trustees’ fees and expenses	10,403
Reports to shareholders	7,576
Interest expense (See Note 7)	1,652
Legal fees	1,484
Other expenses	14,977
Total expenses	1,094,942
NET INVESTMENT INCOME	$1,764,155

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized loss on investments	$(4,171,171)
Net change in unrealized appreciation/depreciation on investments	(10,536,283)
Net loss on investments	(14,707,454)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(12,943,299)

(1)	Net of foreign taxes withheld and issuance fees of $97,491.

The accompanying notes are an integral part of these financial statements.

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10

STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2023	Year Ended
	(Unaudited)	October 31, 2022
OPERATIONS:
Net investment income	$1,764,155	$1,821,004
Net realized gain (loss) on investments	(4,171,171)	4,008,127
Net change in unrealized
appreciation/depreciation on investments	(10,536,283)	(4,443,482)
Net increase (decrease) in net
assets resulting from operations	(12,943,299)	1,385,649

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(5,391,788)	(33,524,164)
Distributable earnings – Institutional Class	(694,551)	(3,505,908)
Total distributions	(6,086,339)	(37,030,072)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	6,066,479	21,825,715
Proceeds from shares subscribed – Institutional Class	4,293,630	21,704,478
Dividends reinvested – Investor Class	5,220,465	32,429,645
Dividends reinvested – Institutional Class	627,346	3,066,398
Cost of shares redeemed – Investor Class	(17,904,448)	(21,756,715)
Cost of shares redeemed – Institutional Class	(4,666,414)	(16,595,253)
Net increase (decrease) in net assets derived
from capital share transactions	(6,362,942)	40,674,268
TOTAL INCREASE (DECREASE) IN NET ASSETS	(25,392,580)	5,029,845

NET ASSETS:
Beginning of period	172,770,638	167,740,793
End of period	$147,378,058	$172,770,638

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	252,082	919,385
Shares sold – Institutional Class	179,997	849,055
Shares issued to holders as reinvestment
of dividends – Investor Class	227,645	1,319,351
Shares issued to holders as reinvestment
of dividends – Institutional Class	26,211	119,641
Shares redeemed – Investor Class	(798,483)	(925,080)
Shares redeemed – Institutional Class	(191,967)	(740,429)
Net increase (decrease) in shares outstanding	(304,515)	1,541,923

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2023
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$24.07

Income from investment operations:
Net investment income (loss)	0.24	(1)
Net realized and unrealized gains (losses) on investments	(2.04)
Total from investment operations	(1.80)

Less distributions:
Dividends from net investment income	(0.27)
Dividends from net realized gains	(0.55)
Total distributions	(0.82)
Net asset value, end of period	$21.45

TOTAL RETURN	-7.67	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$130.58
Ratio of expenses to average net assets	1.33	%(3)
Ratio of net investment income (loss) to average net assets	2.06	%(3)
Portfolio turnover rate(4)	90	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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12

FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2022	2021		2020		2019		2018

$29.83	$19.91		$19.15		$22.17		$24.16

0.26 (1)	(0.14	)(1)	(0.08	)(1)	(0.01	)(1)	(0.17)
0.62	10.06		0.84		(1.19)		(1.82)
0.88	9.92		0.76		(1.20)		(1.99)

(6.64)	—		—		(1.82)		—
(6.64)	—		—		(1.82)		—
$24.07	$29.83		$19.91		$19.15		$22.17

2.51%	49.82%		3.97%		-5.19%		-8.24%

$154.25	$151.96		$110.96		$125.10		$158.98
1.33%	1.34%		1.36%		1.34%		1.30%
1.10%	(0.51)%		(0.45)%		(0.07)%		(0.56)%
102%	98%		98%		95%		133%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2023
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$25.17

Income from investment operations:
Net investment income (loss)	0.29	(1)
Net realized and unrealized gains (losses) on investments	(2.14)
Total from investment operations	(1.85)

Less distributions:
Dividends from net investment income	(0.35)
Dividends from net realized gains	(0.58)
Total distributions	(0.93)
Net asset value, end of period	$22.39

TOTAL RETURN	-7.56	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$16.80
Ratio of expenses to average net assets:	1.02	%(3)
Ratio of net investment income (loss) to average net assets:	2.43	%(3)
Portfolio turnover rate(4)	90	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2022	2021		2020		2019	2018

$31.09	$20.68		$19.83		$22.88	$24.85

0.34 (1)	(0.05	)(1)	(0.03	)(1)	0.05 (1)	0.11
0.67	10.46		0.88		(1.22)	(2.08)
1.01	10.41		0.85		(1.17)	(1.97)

(6.93)	—		—		(1.88)	—
(6.93)	—		—		(1.88)	—
$25.17	$31.09		$20.68		$19.83	$22.88

2.84%	50.34%		4.29%		-4.86%	-7.93%

$18.52	$15.78		$11.65		$14.62	$20.52
1.01%	1.01%		1.05%		1.01%	0.96%
1.38%	(0.17)%		(0.14)%		0.27%	(0.23)%
102%	98%		98%		95%	133%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements April 30, 2023 (Unaudited)

1).  ORGANIZATION

The Hennessy Cornerstone Growth Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term growth of capital. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of partnership income and wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

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NOTES TO THE FINANCIAL STATEMENTS

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
REIT Equity Securities – Distributions received from real estate investment trusts (“REITs”) may be classified as dividends, capital gains, or return of capital. Investments in REITs may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make any required distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. At other times, investments in a REIT may result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally do not constitute qualified dividend income and do not qualify for the dividends-received deduction.

j).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

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k).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations under the 1940 Act governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, generally eliminates the asset segregation framework used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund does not utilize derivatives and therefore has not adopted a derivatives risk management program.

In December 2020, the SEC adopted a new rule under the 1940 Act providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements. The Fund has designated Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”), as its valuation designee under Rule 2a-5.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price

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NOTES TO THE FINANCIAL STATEMENTS

reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, any security or other asset will be valued at its fair value in accordance with Rule 2a-5 under the 1940 Act as determined under the fair value procedures of the Advisor, subject to oversight by the Board of Trustees of the Fund (the “Board”). Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and

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news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate, with the assistance of the Valuation and Liquidity Committee, whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2023, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2023, were $148,409,326 and $158,816,327, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2023.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.74%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

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NOTES TO THE FINANCIAL STATEMENTS

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2023, for reimbursement payments to the Advisor are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain

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general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2023, the Fund had an outstanding average daily balance and a weighted average interest rate of $41,072 and 8.00%, respectively. The interest expensed by the Fund during the six months ended April 30, 2023, is included in the Statement of Operations. The maximum amount outstanding for the Fund during the period was $2,137,000. As of April 30, 2023, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2022, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$161,148,951
Gross tax unrealized appreciation	$28,530,051
Gross tax unrealized depreciation	(16,847,697)
Net tax unrealized appreciation/(depreciation)	$11,682,354
Undistributed ordinary income	$829,382
Undistributed long-term capital gains	4,012,963
Total distributable earnings	$4,842,345
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$16,524,699

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales and partnership adjustments.

As of October 31, 2022, the Fund had no tax-basis capital losses to offset future capital gains.

As of October 31,2022, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2021, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

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NOTES TO THE FINANCIAL STATEMENTS

During fiscal year 2023 (year to date) and fiscal year 2022, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2023	October 31, 2022
Ordinary income(1)	$2,073,342	$—
Long-term capital gains	4,012,997	37,030,072
Total distributions	$6,086,339	$37,030,072

(1) Ordinary income includes short-term capital gains.

9).  MARKET AND GEOPOLITICAL RISKS

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolios may underperform due to volatility in the banking sector, including bank failures, inflation (or expectations for inflation), increasing interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

10).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2023, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Expense Example (Unaudited)
April 30, 2023

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2022, through April 30, 2023.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	November 1, 2022 –
	November 1, 2022	April 30, 2023	April 30, 2023
Investor Class
Actual	$1,000.00	$ 923.30	$12.79
Hypothetical (5% return before expenses)	$1,000.00	$1,036.70	$13.54

Institutional Class
Actual	$1,000.00	$ 924.40	$ 9.81
Hypothetical (5% return before expenses)	$1,000.00	$1,039.80	$10.40

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.33% for Investor Class shares or 1.02% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2022 was 0.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

The Fund offers shareholders the option to receive account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery, please visit www.hennessyfunds.com/account. You may change your delivery preference at any time by visiting our website or calling U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

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26

PROXY VOTING — BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Board Approval of Investment Advisory
Agreement

At its meeting on March 7, 2023, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory agreement. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory agreement.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory agreement. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory agreement and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q;

(4)	A summary of the advisory agreement;

(5)	A recent Fund fact sheet, which included, among other things, Fund performance over various periods;

(6)	A description of the range of services provided by the Advisor and the distinction between the Advisor-provided services and the Sub-Advisor-provided services;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund; and

(8)	A memorandum from the Advisor regarding economies of scale.

All of the factors discussed were considered as a whole by the Trustees, as well as by the Independent Trustees meeting in executive session. The Trustees viewed the relevant factors in their totality, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory agreement, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

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27

(4)	The costs and profitability of the Fund to the Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor from serving as an investment advisor to the Fund (other than the advisory fee).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review and an assessment of the Advisor’s performance, the Trustees concluded that the Advisor provides high-quality services to the Fund, and they noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor acts as the portfolio manager for the Fund. In this capacity, the Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of each Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Fund’s service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Fund’s service providers, as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

(f)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(g)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

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28

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(h)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(i)	For each annual report of the Fund, the Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(j)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(k)
The Advisor pays the incentive compensation of the Fund’s compliance officer and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(l)	The Advisor provides a quarterly compliance certification to the Board.

(m)	The Advisor prepares or reviews all Board materials, presents to and leads discussions with the Board, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees compared the performance of the Fund to benchmark indices over various periods and noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor manages the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted the continuation of the advisory agreement.

(3)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within a reasonable range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory agreement.

(4)
The Trustees also considered whether the Advisor was realizing economies of scale that should be shared with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund were variable asset-based fees, so the Advisor would not realize material economies of scale relating to these expenses as the assets of the Fund increased. For example, third-party platform fees increase as the Fund’s assets grow.

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(5)
The Trustees considered the profitability of the Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(6)	The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees and concluded that this was beneficial to the Fund and its shareholders.

(7)
The Trustees considered any benefits to the Advisor from serving as an advisor to the Fund (other than the advisory fee). The Trustees noted that the Advisor may derive ancillary benefits from, by way of example, its association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor from its relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ finding that the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s own efforts in the performance of its duties under the advisory agreement.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory agreement.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

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For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Doug Franklin
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com | 800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2023

HENNESSY FOCUS FUND

Investor Class  HFCSX
Institutional Class  HFCIX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	16
Expense Example	24
Proxy Voting Policy and Proxy Voting Records	26
Availability of Quarterly Portfolio Schedule	26
Federal Tax Distribution Information	26
Important Notice Regarding Delivery of Shareholder Documents	26
Electronic Delivery	26
Board Approval of Investment Advisory Agreements	27

HENNESSY FUNDS	1-800-966-4354

May 2023

Dear Hennessy Funds Shareholder:

The past six months in the stock market have been dramatic, even tumultuous, especially for certain sectors within the broader market. For the six-month period ended April 30, 2023, the broader equity markets rose then dipped each month consistently until the last two months of the period: the S&P 500® Index was up 6% in November, down 6% in December, up 6% in January, down 2% in February, up 4% in March, and finally up again 2% in April, resulting in a positive total return of 8.63% for the entire period.1

These single digit moves in the broader market masked the more pronounced moves in specific sectors or industries, the worst of which was the Financial sector’s 10% drop in March 2023. Within the Financial sector, large cap banks plunged 25%, precipitated by the second and third largest bank failures in history, which occurred over one weekend in early March. Our long-tenured and experienced Portfolio Manager, Dave Ellison, observed that March felt like ten years crammed into just a few weeks. Conversely, the Technology and Communication Services sectors performed exceptionally well during the six-month period ended April 30, 2023, with total returns of 19% and 23%, respectively, rebounding from a dismal 2022.2

While various factors drove this disparity of returns, interest rate hikes and persistent inflation were the primary causes behind many of the movements, both positive and negative, in the market. High inflation and low unemployment drove the Federal Reserve to increase rates 10 consecutive times over 14 months from March 2022 through early May 2023, bringing its benchmark interest rate from 0.25% to 5.25%, its highest level in 16 years. As rates rose and debt security prices dropped, banks’ capital levels declined, and in a few extreme instances this caused depositors to rapidly withdraw funds from certain riskier banks, leading to solvency issues and failures. On the other hand, positive results for many Technology companies and continued strong consumer spending caused many investors to pivot back into Technology, one of the worst performing sectors of 2022 but one of the best so far in 2023. Finally, with a mild winter, reduction of geopolitical unease, and fears of softening demand globally, oil, natural gas, and other commodities saw a drop in prices, causing Energy company shares to retreat after an incredibly strong 2022.

We believe that the outlook for U.S. stocks remains positive, primarily because we believe that the Federal Reserve may be done, or close to done, raising rates. Inflation has shown signs of easing, creating a better environment for consumers as well as businesses. The unemployment rate remains near record lows, there are elevated levels of cash on the balance sheets of U.S. companies and in the pockets of many consumers and investors, and there is the prospect of a more dovish Federal Reserve in the second half of 2023. However, we are cautiously watching certain parts of the economy for continued signs of weakness, as the risk of recession remains a concern. While volatility and uncertainty may continue to impact the markets, we encourage investors to stay the course, maintain a diversified portfolio, and keep a long-term perspective.

Suffice it to say, volatility and disparity of returns were at elevated levels for much of the first six months of our fiscal year. We saw four of our funds post negative total returns, of which two were invested primarily in the Financial sector and two were driven by the drop in Energy stocks. Overall, 13 of our 17 funds posted positive total returns for the first half of the fiscal year.

Tumultuous times call for introspection, allowing us to reflect on who we are and on what makes a fund a Hennessy Fund. We are long-term investors in companies, not traders of stocks, and we strive for positive shareholder returns over a complete market

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2

LETTER TO SHAREHOLDERS

cycle. Our funds are run by a talented group of Portfolio Managers, the vast majority of whom have over 20 years of investment experience and who bring their unique perspective and expertise. All our Portfolio Managers are professionals dedicated to running their portfolios with adherence to well-defined investment criteria and with a long-term focus in mind. We have five internal Portfolio Managers and sixteen external Portfolio Managers through five separate sub-advisors. Their expertise vary from Financials, Energy, and Utilities to Japanese companies to ESG (Environmental, Social, and Governance) companies. Some have invested through Black Monday and the Stock Market Crash of 1987, while a couple have entered the industry only after the Financial Crisis of 2007/2008.

We have 11 domestic equity funds, three domestic hybrid (equity and income) funds, two international equity funds, and one domestic ETF, which was added to our line-up in December 2022. Among our domestic mutual funds, we have eight funds that may invest across all sectors and six that focus primarily on one sector, including Energy, Financials, Utilities, and Technology. Most of our portfolios are concentrated, differentiated from their benchmarks, and designed to mitigate downside risk. In fact, as of April 30, 2023, the number of stocks in each of our 17 funds ranged from 10 to 63, with a median of 30. Excluding our hybrid and index funds, the median average active share of our funds was an impressive 90%. Active share measures how different a fund is versus its benchmark, with 100% signifying that the fund and benchmark have no common investments. Finally, the downside capture ratio, which measures the relative performance of a fund versus its benchmark on negative performance days, averaged a respectable 89%, 95%, and 90% across our funds for the three-year, five-year, and ten-year periods ended April 30, 2023.

We thank you for your continued interest in the Hennessy Funds, and we are grateful for your trust. While we prefer to post only positive returns for our shareholders, we are pleased that many of the Hennessy Funds did just that during the unpredictable past six months. If you have any questions or would like to speak with us directly, please call us at (800) 966-4354.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

The opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index is commonly used to measure the performance of U.S. stocks. This index is used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

Please refer to the Schedule of Investments included in this report for additional portfolio information.

[1]	S&P 500® Index monthly total returns: +5.59% in November 2022, -5.76% in December 2022, +6.28% in January 2023, -2.44% in February 2023, +3.67% in March 2023, and +1.56% in April 2023.
[2]
S&P 500® Financial Sector monthly total return: -9.55% in March 2023. KBW Bank Index monthly total return: -24.87% in March 2023. S&P 500® Information Technology sector total return: +18.88% for the six months ended April 30, 2023. S&P 500® Communication Services sector total return: +23.15% for the six months ended April 30, 2023.

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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2023

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Focus Fund –
Investor Class (HFCSX)	7.67%	-3.37%	6.50%	8.68%
Hennessy Focus Fund –
Institutional Class (HFCIX)	7.85%	-3.04%	6.89%	9.07%
Russell 3000® Index	7.30%	1.50%	10.60%	11.67%
Russell Midcap® Growth Index	6.60%	1.60%	8.96%	10.84%

Expense ratios: 1.52% (Investor Class); 1.13% (Institutional Class)

(1)	Periods of less than one year are not annualized.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell 3000® Index comprises the 3,000 largest U.S. companies based on market capitalization, representing approximately 96% of the investable U.S. equity market. The Russell Midcap® Growth Index is a subset of the Russell Midcap® Index that measures the performance of the mid-cap growth segment of the U.S. equity market. The Russell Midcap® Growth Index comprises those companies in the Russell Midcap® Index with relatively higher price-to-book ratios, higher forecasted growth values, and higher sales per share historical growth. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

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4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2023 (Unaudited)

HENNESSY FOCUS FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Markel Corp.	8.23%
CarMax, Inc.	8.12%
Encore Capital Group, Inc.	8.05%
Aon PLC	7.98%
American Tower Corp., Class A	7.90%
O’Reilly Automotive, Inc.	7.57%
Brookfield Corp.	7.31%
Ashtead Group PLC	7.17%
SS&C Technologies Holdings, Inc.	5.16%
Restoration Hardware Holdings, Inc.	4.61%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 90.34%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 8.09%
AST SpaceMobile, Inc. (a)	1,997,902	$10,608,860	1.60%
Cogent Communications Holdings, Inc.	308,047	21,267,565	3.22%
Shenandoah Telecommunications Co.	796,737	16,580,097	2.51%
Warner Music Group Corp.	165,601	5,045,862	0.76%
		53,502,384	8.09%

Consumer Discretionary – 23.40%
CarMax, Inc. (a)	766,122	53,651,524	8.12%
Hilton Worldwide Holdings, Inc.	39,481	5,686,054	0.86%
NVR, Inc. (a)	2,537	14,816,080	2.24%
O’Reilly Automotive, Inc. (a)	54,531	50,021,831	7.57%
Restoration Hardware Holdings, Inc. (a)	119,446	30,474,258	4.61%
		154,649,747	23.40%

Financials – 33.56%
Aon PLC (b)	162,177	52,736,717	7.98%
Brookfield Asset Management Ltd. (b)	376,240	12,622,852	1.91%
Brookfield Corp. (b)	1,489,242	48,340,795	7.31%
Brookfield Reinsurance Ltd. (b)	15,721	510,933	0.08%
Encore Capital Group, Inc. (a)(d)	1,035,743	53,216,475	8.05%
Markel Corp. (a)	39,760	54,412,753	8.23%
		221,840,525	33.56%

Health Care – 0.74%
Danaher Corp.	20,677	4,898,588	0.74%

Industrials – 17.40%
American Woodmark Corp. (a)	524,614	26,503,500	4.01%
Ashtead Group PLC (b)	824,513	47,427,372	7.17%
Mistras Group, Inc. (a)	21,401	173,776	0.03%
SS&C Technologies Holdings, Inc.	582,330	34,089,598	5.16%
TransDigm Group, Inc.	8,873	6,787,845	1.03%
		114,982,091	17.40%

Information Technology – 7.15%
Applied Materials, Inc.	166,465	18,815,539	2.85%
CDW Corp.	167,589	28,421,418	4.30%
		47,236,957	7.15%

Total Common Stocks
(Cost $271,530,612)		597,110,292	90.34%

The accompanying notes are an integral part of these financial statements.

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6

SCHEDULE OF INVESTMENTS

REITS – 7.90%	Number		% of
	of Shares	Value	Net Assets
Real Estate – 7.90%
American Tower Corp., Class A	255,468	$52,215,105	7.90%

Total REITS
(Cost $196,711)		52,215,105	7.90%

SHORT-TERM INVESTMENTS – 1.64%

Money Market Funds – 1.64%
First American Government Obligations Fund,
Institutional Class, 4.73% (c)	10,854,925	10,854,925	1.64%

Total Short-Term Investments
(Cost $10,854,925)		10,854,925	1.64%

Total Investments
(Cost $282,582,248) – 99.88%		660,180,322	99.88%
Other Assets in Excess of Liabilities – 0.12%		781,490	0.12%

TOTAL NET ASSETS – 100.00%		$660,961,812	100.00%

Percentages are stated as a percent of net assets.

PLC – Public Limited Company
REIT – Real Estate Investment Trust
(a)	Non-income-producing security.
(b)	U.S.-traded security of a foreign corporation.
(c)	The rate listed is the fund’s seven-day yield as of April 30, 2023.
(d)
Investment in affiliated security. Investment represents five percent or more of the outstanding voting securities of the issuer, making the issuer an affiliate of the Fund, as defined in the Investment Company Act of 1940, as amended. Details of transactions with affiliated companies for the six months ended April 30, 2023, are as follows:

	Value at		Sales	Realized
Common Stocks	November 1, 2022	Purchases	Proceeds	Gain/Loss
Encore Capital Group, Inc.(1)(2)	$74,084,017	$—	$(21,351,134)	$5,553,024
	$74,084,017	$—	$(21,351,134)	$5,553,024

	Net Change
	in Unrealized
	Appreciation /		Value at
Common Stocks	Depreciation	Dividends	April 30, 2023	Shares
Encore Capital Group, Inc.(1)(2)	$(5,069,432)	$—	$53,216,475	1,035,743
	$(5,069,432)	$—	$53,216,475	1,035,743

(1)	As of April 30, 2023, this security represented 8.05% of the Fund’s net assets.
(2)	As of April 30, 2023, this security was no longer an affiliate of the Fund.

The accompanying notes are an integral part of these financial statements.

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Summary of Fair Value Exposure as of April 30, 2023

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2023 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$53,502,384	$—	$—	$53,502,384
Consumer Discretionary	154,649,747	—	—	154,649,747
Financials	221,840,525	—	—	221,840,525
Health Care	4,898,588	—	—	4,898,588
Industrials	114,982,091	—	—	114,982,091
Information Technology	47,236,957	—	—	47,236,957
Total Common Stocks	$597,110,292	$—	$—	$597,110,292
REITS
Real Estate	$52,215,105	$—	$—	$52,215,105
Total REITS	$52,215,105	$—	$—	$52,215,105
Short-Term Investments
Money Market Funds	$10,854,925	$—	$—	$10,854,925
Total Short-Term Investments	$10,854,925	$—	$—	$10,854,925
Total Investments	$660,180,322	$—	$—	$660,180,322

The accompanying notes are an integral part of these financial statements.

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8

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of April 30, 2023 (Unaudited)

ASSETS:
Investments in securities, at value (cost $282,582,248)	$660,180,322
Dividends and interest receivable	144,238
Receivable for fund shares sold	66,866
Receivable for securities sold	1,581,500
Prepaid expenses and other assets	37,278
Total assets	$662,010,204

LIABILITIES:
Payable for fund shares redeemed	206,819
Payable to advisor	485,523
Payable to sub-transfer agents	109,322
Payable to administrator	122,824
Payable to auditor	11,221
Accrued distribution fees	68,058
Accrued service fees	33,372
Accrued trustees fees	9,179
Accrued expenses and other payables	2,074
Total liabilities	1,048,392
NET ASSETS	$660,961,812

NET ASSETS CONSISTS OF:
Capital stock	$192,038,790
Total distributable earnings	468,923,022
Total net assets	$660,961,812

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$409,362,594
Shares issued and outstanding	8,530,622
Net asset value, offering price, and redemption price per share	$47.99

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$251,599,218
Shares issued and outstanding	5,015,676
Net asset value, offering price, and redemption price per share	$50.16

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
9

Financial Statements

Statement of Operations for the six months ended April 30, 2023 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$2,408,378
Interest income	214,844
Total investment income	2,623,222

EXPENSES:
Investment advisory fees (See Note 5)	3,112,654
Sub-transfer agent expenses – Investor Class (See Note 5)	479,092
Sub-transfer agent expenses – Institutional Class (See Note 5)	147,980
Administration, accounting, custody, and transfer agent fees (See Note 5)	340,091
Distribution fees – Investor Class (See Note 5)	316,058
Service fees – Investor Class (See Note 5)	210,705
Reports to shareholders	26,648
Federal and state registration fees	23,953
Trustees’ fees and expenses	14,760
Compliance expense (See Note 5)	11,844
Audit fees	11,227
Legal fees	8,636
Interest expense (See Note 7)	1,138
Other expenses	68,766
Total expenses	4,773,552
NET INVESTMENT LOSS	$(2,150,330)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments:
Unaffiliated investments	$102,036,728
Affiliated investments	5,553,024
Net change in unrealized appreciation/depreciation on investments
Unaffiliated investments	(47,076,334)
Affiliated investments	(5,069,432)
Net gain on investments	55,443,986
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$53,293,656

(1)	Net of foreign taxes withheld of $68,016.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2023	Year Ended
	(Unaudited)	October 31, 2022
OPERATIONS:
Net investment loss	$(2,150,330)	$(7,213,114)
Net realized gain on investments	107,589,752	107,121,107
Net change in unrealized
appreciation/depreciation on investments	(52,145,766)	(377,001,093)
Net increase (decrease) in net
assets resulting from operations	53,293,656	(277,093,100)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(55,979,529)	(102,832,917)
Distributable earnings – Institutional Class	(38,238,761)	(74,423,824)
Total distributions	(94,218,290)	(177,256,741)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	3,172,952	13,194,104
Proceeds from shares subscribed – Institutional Class	23,166,044	64,242,530
Dividends reinvested – Investor Class	54,418,111	100,142,196
Dividends reinvested – Institutional Class	35,095,377	68,169,964
Cost of shares redeemed – Investor Class	(55,616,816)	(125,473,751)
Cost of shares redeemed – Institutional Class	(98,970,623)	(133,218,468)
Net decrease in net assets derived
from capital share transactions	(38,734,955)	(12,943,425)
TOTAL DECREASE IN NET ASSETS	(79,659,589)	(467,293,266)

NET ASSETS:
Beginning of period	740,621,401	1,207,914,667
End of period	$660,961,812	$740,621,401

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	66,049	208,254
Shares sold – Institutional Class	461,182	993,681
Shares issued to holders as reinvestment
of dividends – Investor Class	1,168,021	1,451,336
Shares issued to holders as reinvestment
of dividends – Institutional Class	721,681	950,104
Shares redeemed – Investor Class	(1,148,276)	(2,029,388)
Shares redeemed – Institutional Class	(1,959,785)	(2,110,055)
Net decrease in shares outstanding	(691,128)	(536,068)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2023
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$51.12

Income from investment operations:
Net investment loss	(0.19	)(1)
Net realized and unrealized gains (losses) on investments	3.90
Total from investment operations	3.71

Less distributions:
Dividends from net realized gains	(6.84)
Total distributions	(6.84)
Net asset value, end of period	$47.99

TOTAL RETURN	7.67	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$409.36
Ratio of expenses to average net assets	1.52	%(3)
Ratio of net investment loss to average net assets	(0.76	)%(3)
Portfolio turnover rate(4)	9	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2022		2021		2020		2019		2018

$80.48		$71.68		$85.11		$83.20		$84.92

(0.56	)(1)	(0.63	)(1)	(0.66	)(1)	(0.52	)(1)	(0.86)
(16.93)		31.46		(4.21)		16.90		(0.85)
(17.49)		30.83		(4.87)		16.38		(1.71)

(11.87)		(22.03)		(8.56)		(14.47)		(0.01)
(11.87)		(22.03)		(8.56)		(14.47)		(0.01)
$51.12		$80.48		$71.68		$85.11		$83.20

-25.55%		52.87%		-6.79%		24.16%		-2.02%

$431.67		$709.40		$678.72		$1,213.20		$1,339.45
1.52%		1.49%		1.51%		1.47%		1.47%
(0.92)%		(0.88)%		(0.88)%		(0.67)%		(0.72)%
5%		4%		5%		2%		13%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2023
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$53.34

Income from investment operations:
Net investment loss	(0.10	)(1)
Net realized and unrealized gains (losses) on investments	4.06
Total from investment operations	3.96

Less distributions:
Dividends from net realized gains	(7.14)
Total distributions	(7.14)
Net asset value, end of period	$50.16

TOTAL RETURN	7.85	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$251.60
Ratio of expenses to average net assets	1.16	%(3)
Ratio of net investment loss to average net assets	(0.40	)%(3)
Portfolio turnover rate(4)	9	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2022		2021		2020		2019		2018

$83.66		$74.24		$87.83		$85.66		$87.10

(0.34	)(1)	(0.37	)(1)	(0.39	)(1)	(0.25	)(1)	(0.28)
(17.63)		32.62		(4.36)		17.41		(1.15)
(17.97)		32.25		(4.75)		17.16		(1.43)

(12.35)		(22.83)		(8.84)		(14.99)		(0.01)
(12.35)		(22.83)		(8.84)		(14.99)		(0.01)
$53.34		$83.66		$74.24		$87.83		$85.66

-25.27%		53.43%		-6.45%		24.59%		-1.65%

$308.95		$498.51		$387.55		$586.25		$811.96
1.13%		1.12%		1.14%		1.12%		1.09%
(0.53)%		(0.50)%		(0.51)%		(0.32)%		(0.34)%
5%		4%		5%		2%		13%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements April 30, 2023 (Unaudited)

1).  ORGANIZATION

The Hennessy Focus Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is capital appreciation. The Fund is a non-diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

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NOTES TO THE FINANCIAL STATEMENTS

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market exchange rate at the time of valuation. Purchases and sales of investments and income are translated into U.S. dollars using the spot market exchange rate prevailing on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain/loss on investments. Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

j).
REIT Equity Securities – Distributions received from real estate investment trusts (“REITs”) may be classified as dividends, capital gains, or return of capital. Investments in REITs may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make any required distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. At other

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times, investments in a REIT may result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally do not constitute qualified dividend income and do not qualify for the dividends-received deduction.

k).
Partnership Accounting Policy – To the extent the Fund receives distributions from underlying partnerships in which it invests, the Fund records its pro rata share of income/loss and capital gains/losses and accordingly adjusts the cost basis of the underlying partnerships for return of capital.

l).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

m).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations under the 1940 Act governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, generally eliminates the asset segregation framework used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund does not utilize derivatives and therefore has not adopted a derivatives risk management program.

In December 2020, the SEC adopted a new rule under the 1940 Act providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements. The Fund has designated Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”), as its valuation designee under Rule 2a-5.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –	Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets

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NOTES TO THE FINANCIAL STATEMENTS

that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at

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amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, any security or other asset will be valued at its fair value in accordance with Rule 2a-5 under the 1940 Act as determined under the fair value procedures of the Advisor, subject to oversight by the Board of Trustees of the Fund (the “Board”). Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate, with the assistance of the Valuation and Liquidity Committee, whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2023, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2023, were $64,667,308 and $195,610,264, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2023.

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NOTES TO THE FINANCIAL STATEMENTS

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor oversees the provision of investment advice and furnishes office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.90%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, Broad Run Investment Management, LLC. The Advisor pays the sub-advisory fees from its own assets, and these fees are not an additional expense of the Fund. During the six months ended April 30, 2023, the Advisor (not the Fund) paid a sub-advisory fee at the rate of 0.29% of the daily net assets of the Fund.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule

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that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2023, for reimbursement payments to the Advisor are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2023, the Fund had an outstanding average daily balance and a weighted average interest rate of $30,177 and 7.50%, respectively. The interest expensed by the Fund during the six months ended April 30, 2023, is included in the Statement of Operations. The maximum amount outstanding for the Fund during the period was $2,768,000. As of April 30, 2023, the Fund did not have any borrowings outstanding under the line of credit.

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NOTES TO THE FINANCIAL STATEMENTS

8).  FEDERAL TAX INFORMATION

As of October 31, 2022, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$310,845,913
Gross tax unrealized appreciation	$447,244,293
Gross tax unrealized depreciation	(17,500,453)
Net tax unrealized appreciation/(depreciation)	$429,743,840
Undistributed ordinary income	$—
Undistributed long-term capital gains	94,218,241
Total distributable earnings	$94,218,241
Other accumulated gain/(loss)	$(14,114,425)
Total accumulated gain/(loss)	$509,847,656

As of October 31, 2022, the Fund had no tax-basis capital losses to offset future capital gains.

As of October 31, 2022, the Fund deferred, on a tax basis, a late-year ordinary loss of $14,114,425. Late-year ordinary losses are net ordinary losses incurred after December 31, 2021, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2023 (year to date) and fiscal year 2022, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2023	October 31, 2022
Ordinary income(1)	$—	$—
Long-term capital gains	94,218,290	177,256,741
Total distributions	$94,218,290	$177,256,741

(1) Ordinary income includes short-term capital gains.

9).  MARKET AND GEOPOLITICAL RISKS

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolios may underperform due to volatility in the banking sector, including bank failures, inflation (or expectations for inflation), increasing interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

10).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2023, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Expense Example (Unaudited)
April 30, 2023

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2022, through April 30, 2023.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	November 1, 2022 –
	November 1, 2022	April 30, 2023	April 30, 2023
Investor Class
Actual	$1,000.00	$1,076.70	$15.78
Hypothetical (5% return before expenses)	$1,000.00	$1,034.80	$15.46

Institutional Class
Actual	$1,000.00	$1,078.50	$12.06
Hypothetical (5% return before expenses)	$1,000.00	$1,038.40	$11.82

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.52% for Investor Class shares or 1.16% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2022 was 0.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

The Fund offers shareholders the option to receive account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery, please visit www.hennessyfunds.com/account. You may change your delivery preference at any time by visiting our website or calling U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

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26

PROXY VOTING — BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

Board Approval of Investment Advisory
Agreements

At its meeting on March 7, 2023, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”) and the sub-advisory agreement for the Fund between the Advisor and Broad Run Investment Management, LLC (the “Sub-Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory and sub-advisory agreements. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory and sub-advisory agreements.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory and sub-advisory agreements. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory and sub-advisory agreements and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory and sub-advisory agreements and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q;

(4)	Summaries of the advisory and sub-advisory agreements;

(5)	A recent Fund fact sheet, which included, among other things, Fund performance over various periods;

(6)	A description of the range of services provided by the Advisor and the Sub-Advisor and the distinction between the Advisor-provided services and the Sub-Advisor-provided services;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund;

(8)	A memorandum from the Advisor regarding economies of scale;

(9)	A completed questionnaire from the Sub-Advisor;

(10)
A summary of the Sub-Advisor’s responses to the questionnaire, as well as relevant information from the Sub-Advisor’s Form ADVs Parts 1 and 2 and the certifications submitted by the Sub-Advisor each quarter;

(11)	Financial information of the Sub-Advisor; and

(12)	The Sub-Advisor’s Code of Ethics.

All of the factors discussed were considered as a whole by the Trustees, as well as by the Independent Trustees meeting in executive session. The Trustees viewed the relevant factors in their totality, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory and sub-advisory agreements. The Trustees recognized that the management and fee

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arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory and sub-advisory agreements, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor and the Sub-Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor and the Sub-Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor and the Sub-Advisor from serving as an investment advisor to the Fund (other than the advisory and sub-advisory fees).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review and an assessment of the Advisor’s performance, the Trustees concluded that the Advisor provides high-quality services to the Fund, and they noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor oversees the Sub-Advisor for the Fund, and the Sub-Advisor acts as the portfolio manager for the Fund by providing portfolio management services.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of each Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Sub-Advisor and the Fund’s other service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Sub-Advisor and the Fund’s other service providers, as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(f)
The Advisor oversees the selection and continued employment of the Sub-Advisor, reviews the Fund’s investment performance, and monitors the Sub-Advisor’s adherence to the Fund’s investment objectives, policies, and restrictions.

(g)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(h)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(i)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(j)	For each annual report of the Fund, the Advisor reviews the written summary prepared by the Sub-Advisor of the Fund’s performance during the most recent 12-month period.

(k)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(l)
The Advisor pays the incentive compensation of the Fund’s compliance officer and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(m)	The Advisor provides a quarterly compliance certification to the Board.

(n)	The Advisor prepares or reviews all Board materials, presents to and leads discussions with the Board, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees considered the services identified below that are provided by the Sub-Advisor. Based on this review and an assessment of the Sub-Advisor’s performance, the Trustees concluded that the Sub-Advisor provides high-quality services to the Fund. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Sub-Advisor and that the nature and extent of the services provided by the Sub-Advisor were appropriate to assure that the Fund’s portfolio aligns properly with its investment objective and principal investment strategies.

(a)	The Sub-Advisor acts as the portfolio manager for the Fund. In this capacity, the Sub-Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

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(ii)	seeks best execution for the Fund’s portfolio; and

(iii)	manages proxy voting for the Fund.

(b)	The Sub-Advisor ensures that its compliance program includes policies and procedures relevant to the Fund and the Sub-Advisor’s duties as a portfolio manager to the Fund.

(c)	For each annual report of the Fund, the Sub-Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(d)
The Sub-Advisor provides a quarterly compliance certification to the Board regarding trading and allocation practices, supervisory matters, the Sub-Advisor’s compliance program (including its code of ethics), compliance with the Fund’s policies, and general firm updates.

(3)
Trustees considered the distinction between the services performed by the Advisor and the Sub-Advisor. The Trustees noted that the management of the Fund, including the oversight of the Sub-Advisor, involves more comprehensive and substantive duties than the duties of the Sub-Advisor. Specifically, the Trustees considered the lists of Advisor services previously identified and concluded that the services performed by the Advisor for the Fund require a higher level of service and oversight than the services performed by the Sub-Advisor. Based on this determination, the Trustees concluded that the differential in advisory fees between the Advisor and the Sub-Advisor is reasonable.

(4)
The Trustees compared the performance of the Fund to benchmark indices over various periods and noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor and the Sub-Advisor manage the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted the continuation of the advisory and sub-advisory agreements.

(5)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within a reasonable range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory and sub-advisory agreements.

(6)
The Trustees also considered whether the Advisor was realizing economies of scale that should be shared with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund were variable asset-based fees, so the Advisor would not realize material economies of scale relating to these expenses as the assets of the Fund increased. For example, third-party platform fees and sub-advisory fees increase as the Fund’s assets grow.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(7)
The Trustees considered the profitability of the Advisor and the Sub-Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor and the Sub-Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(8)	The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees and concluded that this was beneficial to the Fund and its shareholders.

(9)
The Trustees considered any benefits to the Advisor and the Sub-Advisor from serving as an advisor to the Fund (other than the advisory and sub-advisory fees). The Trustees noted that the Advisor and the Sub-Advisor may derive ancillary benefits from, by way of example, their association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor and the Sub-Advisor from their relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ findings that (i) the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s and the Sub-Advisor’s own efforts in the performance of their duties under the advisory and sub-advisory agreements and (ii) although the Sub-Advisor could derive benefits from the conversion of Fund shareholders into separate account clients, the Fund also could benefit from potential institutional shareholders who might choose to invest in the Fund.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor and the Sub-Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s and the Sub-Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory and sub-advisory agreements.

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(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Doug Franklin
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2023

HENNESSY CORNERSTONE MID CAP 30 FUND

Investor Class  HFMDX
Institutional Class  HIMDX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	16
Expense Example	24
Proxy Voting Policy and Proxy Voting Records	26
Availability of Quarterly Portfolio Schedule	26
Federal Tax Distribution Information	26
Important Notice Regarding Delivery of Shareholder Documents	26
Electronic Delivery	26
Board Approval of Investment Advisory Agreement	27

HENNESSY FUNDS	1-800-966-4354

May 2023

Dear Hennessy Funds Shareholder:

The past six months in the stock market have been dramatic, even tumultuous, especially for certain sectors within the broader market. For the six-month period ended April 30, 2023, the broader equity markets rose then dipped each month consistently until the last two months of the period: the S&P 500® Index was up 6% in November, down 6% in December, up 6% in January, down 2% in February, up 4% in March, and finally up again 2% in April, resulting in a positive total return of 8.63% for the entire period.1

These single digit moves in the broader market masked the more pronounced moves in specific sectors or industries, the worst of which was the Financial sector’s 10% drop in March 2023. Within the Financial sector, large cap banks plunged 25%, precipitated by the second and third largest bank failures in history, which occurred over one weekend in early March. Our long-tenured and experienced Portfolio Manager, Dave Ellison, observed that March felt like ten years crammed into just a few weeks. Conversely, the Technology and Communication Services sectors performed exceptionally well during the six-month period ended April 30, 2023, with total returns of 19% and 23%, respectively, rebounding from a dismal 2022.2

While various factors drove this disparity of returns, interest rate hikes and persistent inflation were the primary causes behind many of the movements, both positive and negative, in the market. High inflation and low unemployment drove the Federal Reserve to increase rates 10 consecutive times over 14 months from March 2022 through early May 2023, bringing its benchmark interest rate from 0.25% to 5.25%, its highest level in 16 years. As rates rose and debt security prices dropped, banks’ capital levels declined, and in a few extreme instances this caused depositors to rapidly withdraw funds from certain riskier banks, leading to solvency issues and failures. On the other hand, positive results for many Technology companies and continued strong consumer spending caused many investors to pivot back into Technology, one of the worst performing sectors of 2022 but one of the best so far in 2023. Finally, with a mild winter, reduction of geopolitical unease, and fears of softening demand globally, oil, natural gas, and other commodities saw a drop in prices, causing Energy company shares to retreat after an incredibly strong 2022.

We believe that the outlook for U.S. stocks remains positive, primarily because we believe that the Federal Reserve may be done, or close to done, raising rates. Inflation has shown signs of easing, creating a better environment for consumers as well as businesses. The unemployment rate remains near record lows, there are elevated levels of cash on the balance sheets of U.S. companies and in the pockets of many consumers and investors, and there is the prospect of a more dovish Federal Reserve in the second half of 2023. However, we are cautiously watching certain parts of the economy for continued signs of weakness, as the risk of recession remains a concern. While volatility and uncertainty may continue to impact the markets, we encourage investors to stay the course, maintain a diversified portfolio, and keep a long-term perspective.

Suffice it to say, volatility and disparity of returns were at elevated levels for much of the first six months of our fiscal year. We saw four of our funds post negative total returns, of which two were invested primarily in the Financial sector and two were driven by the drop in Energy stocks. Overall, 13 of our 17 funds posted positive total returns for the first half of the fiscal year.

Tumultuous times call for introspection, allowing us to reflect on who we are and on what makes a fund a Hennessy Fund. We are long-term investors in companies, not traders of stocks, and we strive for positive shareholder returns over a complete market

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LETTER TO SHAREHOLDERS

cycle. Our funds are run by a talented group of Portfolio Managers, the vast majority of whom have over 20 years of investment experience and who bring their unique perspective and expertise. All our Portfolio Managers are professionals dedicated to running their portfolios with adherence to well-defined investment criteria and with a long-term focus in mind. We have five internal Portfolio Managers and sixteen external Portfolio Managers through five separate sub-advisors. Their expertise vary from Financials, Energy, and Utilities to Japanese companies to ESG (Environmental, Social, and Governance) companies. Some have invested through Black Monday and the Stock Market Crash of 1987, while a couple have entered the industry only after the Financial Crisis of 2007/2008.

We have 11 domestic equity funds, three domestic hybrid (equity and income) funds, two international equity funds, and one domestic ETF, which was added to our line-up in December 2022. Among our domestic mutual funds, we have eight funds that may invest across all sectors and six that focus primarily on one sector, including Energy, Financials, Utilities, and Technology. Most of our portfolios are concentrated, differentiated from their benchmarks, and designed to mitigate downside risk. In fact, as of April 30, 2023, the number of stocks in each of our 17 funds ranged from 10 to 63, with a median of 30. Excluding our hybrid and index funds, the median average active share of our funds was an impressive 90%. Active share measures how different a fund is versus its benchmark, with 100% signifying that the fund and benchmark have no common investments. Finally, the downside capture ratio, which measures the relative performance of a fund versus its benchmark on negative performance days, averaged a respectable 89%, 95%, and 90% across our funds for the three-year, five-year, and ten-year periods ended April 30, 2023.

We thank you for your continued interest in the Hennessy Funds, and we are grateful for your trust. While we prefer to post only positive returns for our shareholders, we are pleased that many of the Hennessy Funds did just that during the unpredictable past six months. If you have any questions or would like to speak with us directly, please call us at (800) 966-4354.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

The opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index is commonly used to measure the performance of U.S. stocks. This index is used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

Please refer to the Schedule of Investments included in this report for additional portfolio information.

[1]	S&P 500® Index monthly total returns: +5.59% in November 2022, -5.76% in December 2022, +6.28% in January 2023, -2.44% in February 2023, +3.67% in March 2023, and +1.56% in April 2023.
[2]
S&P 500® Financial Sector monthly total return: -9.55% in March 2023. KBW Bank Index monthly total return: -24.87% in March 2023. S&P 500® Information Technology sector total return: +18.88% for the six months ended April 30, 2023. S&P 500® Communication Services sector total return: +23.15% for the six months ended April 30, 2023.

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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2023

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Cornerstone
Mid Cap 30 Fund –
Investor Class (HFMDX)	1.71%	7.17%	9.68%	9.76%
Hennessy Cornerstone
Mid Cap 30 Fund –
Institutional Class (HIMDX)	1.89%	7.55%	10.08%	10.13%
Russell Midcap® Index	3.80%	-1.69%	7.97%	9.85%
S&P 500® Index	8.63%	2.66%	11.45%	12.20%

Expense ratios: 1.35% (Investor Class); 1.00% (Institutional Class)

(1)	Periods of less than one year are not annualized.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell Midcap® Index is a subset of the Russell 1000® Index that measures the performance of the mid-cap segment of the U.S. equity market. The Russell Midcap® Index comprises approximately 800 of the smallest securities in the Russell 1000® Index, representing approximately 27% of the total market capitalization of the Russell 1000® Index. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

WWW.HENNESSYFUNDS.COM
4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2023 (Unaudited)

HENNESSY CORNERSTONE MID CAP 30 FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Super Micro Computer, Inc.	4.88%
Academy Sports & Outdoors, Inc.	4.45%
EMCOR Group, Inc.	4.34%
Dicks Sporting Goods, Inc.	4.14%
ATI, Inc.	3.84%
Clean Harbors, Inc.	3.71%
Encore Wire Corp.	3.58%
Visteon Corp.	3.57%
Penske Automotive Group, Inc.	3.53%
Commercial Metals Co.	3.47%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 93.31%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 24.24%
Academy Sports & Outdoors, Inc.	280,200	$17,798,304	4.45%
AutoNation, Inc. (a)	96,700	12,735,390	3.19%
Dick’s Sporting Goods, Inc.	114,100	16,545,641	4.14%
Murphy USA, Inc.	42,200	11,614,706	2.90%
Penske Automotive Group, Inc.	101,900	14,121,302	3.53%
Sonic Automotive, Inc.	221,300	9,852,276	2.46%
Visteon Corp. (a)	101,600	14,263,624	3.57%
		96,931,243	24.24%

Consumer Staples – 9.01%
BJ’s Wholesale Club Holdings, Inc. (a)	164,100	12,532,317	3.13%
Cal-Maine Foods, Inc.	224,700	10,673,250	2.67%
Casey’s General Stores, Inc.	56,000	12,813,920	3.21%
		36,019,487	9.01%

Energy – 18.93%
CVR Energy, Inc.	360,300	9,490,302	2.37%
Delek US Holdings, Inc.	427,600	9,300,300	2.33%
Green Plains, Inc. (a)	334,100	11,416,197	2.86%
PBF Energy, Inc., Class A	351,634	12,257,961	3.07%
Peabody Energy Corp. (a)	491,600	11,808,232	2.95%
Plains GP Holdings LP, Class A	993,800	13,316,920	3.33%
W&T Offshore, Inc. (a)	1,849,200	8,081,004	2.02%
		75,670,916	18.93%

Financials – 3.34%
Unum Group	316,900	13,373,180	3.34%

Health Care – 1.98%
AdaptHealth Corp. (a)	666,200	7,914,456	1.98%

Industrials – 17.43%
Clean Harbors, Inc. (a)	102,200	14,835,352	3.71%
Dycom Industries, Inc. (a)	107,900	9,993,698	2.50%
EMCOR Group, Inc.	101,400	17,339,400	4.34%
Encore Wire Corp.	91,500	14,304,195	3.58%
WESCO International, Inc.	91,700	13,204,800	3.30%
		69,677,445	17.43%

The accompanying notes are an integral part of these financial statements.

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6

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Information Technology – 4.88%
Super Micro Computer, Inc. (a)	184,900	$19,494,007	4.88%

Materials – 13.50%
ATI, Inc. (a)	397,100	15,336,002	3.84%
Commercial Metals Co.	296,800	13,857,592	3.47%
Graphic Packaging Holding Co.	537,400	13,252,284	3.31%
Sonoco Products Co.	190,100	11,523,862	2.88%
		53,969,740	13.50%

Total Common Stocks
(Cost $333,270,292)		373,050,474	93.31%

PARTNERSHIPS & TRUSTS – 3.31%

Energy – 3.31%
Plains All American Pipeline LP	1,025,400	13,227,660	3.31%

Total Partnerships & Trusts
(Cost $9,559,583)		13,227,660	3.31%

SHORT-TERM INVESTMENTS – 3.30%

Money Market Funds – 3.30%
First American Government Obligations Fund,
Institutional Class, 4.73% (b)	13,207,277	13,207,277	3.30%

Total Short-Term Investments
(Cost $13,207,277)		13,207,277	3.30%

Total Investments
(Cost $356,037,152) – 99.92%		399,485,411	99.92%
Other Assets in Excess of Liabilities – 0.08%		301,417	0.08%

TOTAL NET ASSETS – 100.00%		$399,786,828	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income-producing security.
(b)	The rate listed is the fund’s seven-day yield as of April 30, 2023.

The accompanying notes are an integral part of these financial statements.

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Summary of Fair Value Exposure as of April 30, 2023

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2023 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$96,931,243	$—	$—	$96,931,243
Consumer Staples	36,019,487	—	—	36,019,487
Energy	75,670,916	—	—	75,670,916
Financials	13,373,180	—	—	13,373,180
Health Care	7,914,456	—	—	7,914,456
Industrials	69,677,445	—	—	69,677,445
Information Technology	19,494,007	—	—	19,494,007
Materials	53,969,740	—	—	53,969,740
Total Common Stocks	$373,050,474	$—	$—	$373,050,474
Partnerships & Trusts
Energy	$13,227,660	—	—	$13,227,660
Total Partnerships & Trusts	$13,227,660	$—	$—	$13,227,660
Short-Term Investments
Money Market Funds	$13,207,277	$—	$—	$13,207,277
Total Short-Term Investments	$13,207,277	$—	$—	$13,207,277
Total Investments	$399,485,411	$—	$—	$399,485,411

The accompanying notes are an integral part of these financial statements.

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8

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of April 30, 2023 (Unaudited)

ASSETS:
Investments in securities, at value (cost $356,037,152)	$399,485,411
Dividends and interest receivable	671,759
Receivable for fund shares sold	274,709
Return of capital receivable	540,136
Prepaid expenses and other assets	30,345
Total assets	401,002,360

LIABILITIES:
Payable for fund shares redeemed	795,459
Payable to advisor	246,062
Payable to administrator	71,809
Payable to auditor	11,226
Accrued distribution fees	31,430
Accrued service fees	18,554
Accrued trustees fees	4,726
Accrued expenses and other payables	36,266
Total liabilities	1,215,532
NET ASSETS	$399,786,828

NET ASSETS CONSISTS OF:
Capital stock	$359,877,186
Total distributable earnings	39,909,642
Total net assets	$399,786,828

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$223,030,998
Shares issued and outstanding	12,751,821
Net asset value, offering price, and redemption price per share	$17.49

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$176,755,830
Shares issued and outstanding	9,622,351
Net asset value, offering price, and redemption price per share	$18.37

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the six months ended April 30, 2023 (Unaudited)

INVESTMENT INCOME:
Distributions received from master limited partnerships	$542,303
Return of capital on distributions received	(542,303)
Dividend income from common stock	2,898,294
Interest income	221,248
Total investment income	3,119,542

EXPENSES:
Investment advisory fees (See Note 5)	1,454,696
Sub-transfer agent expenses – Investor Class (See Note 5)	237,907
Sub-transfer agent expenses – Institutional Class (See Note 5)	79,694
Administration, accounting, custody, and transfer agent fees (See Note 5)	192,789
Distribution fees – Investor Class (See Note 5)	163,246
Service fees – Investor Class (See Note 5)	108,830
Federal and state registration fees	17,253
Reports to shareholders	15,078
Trustees’ fees and expenses	11,952
Compliance expense (See Note 5)	11,844
Audit fees	11,227
Legal fees	3,511
Other expenses	31,331
Total expenses	2,339,358
NET INVESTMENT INCOME	$780,184

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$778,897
Net change in unrealized appreciation/depreciation on investments	4,918,555
Net gain on investments	5,697,452
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,477,636

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2023	Year Ended
	(Unaudited)	October 31, 2022
OPERATIONS:
Net investment income	$780,184	$3,718,695
Net realized gain on investments	778,897	112,575,778
Net change in unrealized
appreciation/depreciation on investments	4,918,555	(90,874,972)
Net increase in net assets resulting from operations	6,477,636	25,419,501

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(37,371,548)	(3,694,691)
Distributable earnings – Institutional Class	(30,112,291)	(2,816,027)
Total distributions	(67,483,839)	(6,510,718)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	26,386,649	15,003,867
Proceeds from shares subscribed – Institutional Class	18,223,486	31,051,642
Dividends reinvested – Investor Class	36,888,251	3,639,869
Dividends reinvested – Institutional Class	29,290,876	2,742,901
Cost of shares redeemed – Investor Class	(21,128,083)	(33,887,466)
Cost of shares redeemed – Institutional Class	(18,488,644)	(36,606,351)
Net increase (decrease) in net assets derived
from capital share transactions	71,172,535	(18,055,538)
TOTAL INCREASE IN NET ASSETS	10,166,332	853,245

NET ASSETS:
Beginning of period	389,620,496	388,767,251
End of period	$399,786,828	$389,620,496

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	1,440,041	762,770
Shares sold – Institutional Class	966,925	1,496,059
Shares issued to holders as reinvestment
of dividends – Investor Class	2,163,534	184,671
Shares issued to holders as reinvestment
of dividends – Institutional Class	1,638,192	133,150
Shares redeemed – Investor Class	(1,172,131)	(1,726,740)
Shares redeemed – Institutional Class	(978,935)	(1,822,025)
Net increase (decrease) in shares outstanding	4,057,626	(972,115)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2023
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$20.83

Income from investment operations:
Net investment income (loss)	0.02	(1)
Net realized and unrealized gains (losses) on investments	0.24
Total from investment operations	0.26

Less distributions:
Dividends from net investment income	—
Dividends from net realized gains	(3.60)
Total distributions	(3.60)
Net asset value, end of period	$17.49

TOTAL RETURN	1.71	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$223.03
Ratio of expenses to average net assets	1.36	%(3)
Ratio of net investment income (loss) to average net assets	0.23	%(3)
Portfolio turnover rate(4)	2	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2022	2021		2020		2019		2018

$19.78	$13.27		$12.01		$16.87		$22.46

0.17 (1)	(0.14	)(1)	(0.03	)(1)	(0.02	)(1)	(0.06)
1.22	6.65		1.29		(0.34)		(1.87)
1.39	6.51		1.26		(0.36)		(1.93)

(0.34)	—		—		—		—
—	—		—		(4.50)		(3.66)
(0.34)	—		—		(4.50)		(3.66)
$20.83	$19.78		$13.27		$12.01		$16.87

7.12%	49.06%		10.49%		-1.22%		-10.54%

$215.00	$219.58		$188.71		$206.11		$338.39
1.35%	1.36%		1.37%		1.36%		1.31%
0.84%	(0.74)%		(0.27)%		(0.15)%		(0.47)%
176%	0%		94%		70%		181%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2023
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$21.84

Income from investment operations:
Net investment income (loss)	0.06	(1)
Net realized and unrealized gains (losses) on investments	0.25
Total from investment operations	0.31

Less distributions:
Dividends from net investment income	—
Dividends from net realized gains	(3.78)
Total distributions	(3.78)
Net asset value, end of period	$18.37

TOTAL RETURN	1.89	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$176.76
Ratio of expenses to average net assets	0.98	%(4)
Ratio of net investment income (loss) to average net assets	0.61	%(4)
Portfolio turnover rate(5)	2	%(3)

(1)	Calculated using the average shares outstanding method.
(2)	Amount is between $(0.005) and $0.005.
(3)	Not annualized.
(4)	Annualized.
(5)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2022	2021		2020	2019	2018

$20.66	$13.81		$12.46	$17.38	$23.07

0.24 (1)	(0.07	)(1)	0.01 (1)	0.03 (1)	(0.00	)(2)
1.29	6.92		1.34	(0.36)	(1.92)
1.53	6.85		1.35	(0.33)	(1.92)

(0.35)	—		—	—	—
—	—		—	(4.59)	(3.77)
(0.35)	—		—	(4.59)	(3.77)
$21.84	$20.66		$13.81	$12.46	$17.38

7.52%	49.60%		10.83%	-0.84%	-10.22%

$174.62	$169.19		$136.09	$168.79	$329.30
1.00%	0.99%		1.01%	1.00%	0.95%
1.18%	(0.38)%		0.09%	0.20%	(0.12)%
176%	0%		94%	70%	181%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements April 30, 2023 (Unaudited)

1).  ORGANIZATION

The Hennessy Cornerstone Mid Cap 30 Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term growth of capital. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

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16

NOTES TO THE FINANCIAL STATEMENTS

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally consist of ordinary income, capital gains, and return of capital. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from the MLPs and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

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j).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations under the 1940 Act governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, generally eliminates the asset segregation framework used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund does not utilize derivatives and therefore has not adopted a derivatives risk management program.

In December 2020, the SEC adopted a new rule under the 1940 Act providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements. The Fund has designated Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”), as its valuation designee under Rule 2a-5.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, MLPs, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed

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18

NOTES TO THE FINANCIAL STATEMENTS

on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, any security or other asset will be valued at its fair value in accordance with Rule 2a-5 under the 1940 Act as determined under the fair value procedures of the Advisor, subject to oversight by the Board of Trustees of the Fund (the “Board”). Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate, with the assistance of the Valuation and Liquidity Committee, whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

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The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2023, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2023, were $9,161,701 and $7,853,843, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2023.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.74%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

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NOTES TO THE FINANCIAL STATEMENTS

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2023, for reimbursement payments to the Advisor are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2023, the Fund did not have any borrowings outstanding under the line of credit.

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8).  FEDERAL TAX INFORMATION

As of October 31, 2022, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$350,134,418
Gross tax unrealized appreciation	$46,088,095
Gross tax unrealized depreciation	(7,497,239)
Net tax unrealized appreciation/(depreciation)	$38,590,856
Undistributed ordinary income	$—
Undistributed long-term capital gains	67,483,803
Total distributable earnings	$67,483,803
Other accumulated gain/(loss)	$(5,158,814)
Total accumulated gain/(loss)	$100,915,845

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales and partnership adjustments.

As of October 31, 2022, the Fund had no tax-basis capital losses to offset future capital gains. During fiscal year 2022, the capital losses utilized by the Fund were $31,210,954.

Capital losses sustained in or after fiscal year 2012 can be carried forward indefinitely, but any such loss retains the character of the original loss and must be utilized prior to any loss incurred before fiscal year 2012. As a result of this ordering rule, capital loss carryforwards incurred prior to fiscal year 2012 may be more likely to expire unused. Capital losses sustained prior to fiscal year 2012 can be carried forward for eight years and can be carried forward as short-term capital losses regardless of the character of the original loss.

As of October 31, 2022, the Fund deferred, on a tax basis, a late-year ordinary loss of $5,158,814. Late-year ordinary losses are net ordinary losses incurred after December 31, 2021, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2023 (year to date) and fiscal year 2022, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2023	October 31, 2022
Ordinary income(1)	$—	$6,510,718
Long-term capital gains	67,483,839	—
Total distributions	$67,483,839	$6,510,718

(1) Ordinary income includes short-term capital gains.

9).  MARKET AND GEOPOLITICAL RISKS

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolios may underperform due to volatility in the banking sector, including bank failures, inflation (or expectations for inflation), increasing interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism,

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22

NOTES TO THE FINANCIAL STATEMENTS

international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

10).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2023, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Expense Example (Unaudited)
April 30, 2023

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2022, through April 30, 2023.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	November 1, 2022 –
	November 1, 2022	April 30, 2023	April 30, 2023
Investor Class
Actual	$1,000.00	$1,017.10	$13.72
Hypothetical (5% return before expenses)	$1,000.00	$1,036.40	$13.85

Institutional Class
Actual	$1,000.00	$1,018.90	$ 9.89
Hypothetical (5% return before expenses)	$1,000.00	$1,040.20	$10.00

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.36% for Investor Class shares or 0.98% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2022 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

The Fund offers shareholders the option to receive account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery, please visit www.hennessyfunds.com/account. You may change your delivery preference at any time by visiting our website or calling U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

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26

PROXY VOTING — BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Board Approval of Investment Advisory
Agreement

At its meeting on March 7, 2023, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory agreement. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory agreement.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory agreement. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory agreement and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q;

(4)	A summary of the advisory agreement;

(5)	A recent Fund fact sheet, which included, among other things, Fund performance over various periods;

(6)	A description of the range of services provided by the Advisor and the distinction between the Advisor-provided services and the Sub-Advisor-provided services;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund; and

(8)	A memorandum from the Advisor regarding economies of scale.

All of the factors discussed were considered as a whole by the Trustees, as well as by the Independent Trustees meeting in executive session. The Trustees viewed the relevant factors in their totality, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory agreement, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

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(4)	The costs and profitability of the Fund to the Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor from serving as an investment advisor to the Fund (other than the advisory fee).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review and an assessment of the Advisor’s performance, the Trustees concluded that the Advisor provides high-quality services to the Fund, and they noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor acts as the portfolio manager for the Fund. In this capacity, the Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of each Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Fund’s service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Fund’s service providers, as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

(f)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(g)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(h)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(i)	For each annual report of the Fund, the Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(j)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(k)
The Advisor pays the incentive compensation of the Fund’s compliance officer and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(l)	The Advisor provides a quarterly compliance certification to the Board.

(m)	The Advisor prepares or reviews all Board materials, presents to and leads discussions with the Board, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees compared the performance of the Fund to benchmark indices over various periods and noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor manages the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted the continuation of the advisory agreement.

(3)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within a reasonable range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory agreement.

(4)
The Trustees also considered whether the Advisor was realizing economies of scale that should be shared with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund were variable asset-based fees, so the Advisor would not realize material economies of scale relating to these expenses as the assets of the Fund increased. For example, third-party platform fees increase as the Fund’s assets grow.

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(5)
The Trustees considered the profitability of the Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(6)	The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees and concluded that this was beneficial to the Fund and its shareholders.

(7)
The Trustees considered any benefits to the Advisor from serving as an advisor to the Fund (other than the advisory fee). The Trustees noted that the Advisor may derive ancillary benefits from, by way of example, its association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor from its relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ finding that the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s own efforts in the performance of its duties under the advisory agreement.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory agreement.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Doug Franklin
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2023

HENNESSY CORNERSTONE LARGE GROWTH FUND

Investor Class  HFLGX
Institutional Class  HILGX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	16
Expense Example	23
Proxy Voting Policy and Proxy Voting Records	25
Availability of Quarterly Portfolio Schedule	25
Federal Tax Distribution Information	25
Important Notice Regarding Delivery of Shareholder Documents	25
Electronic Delivery	25
Board Approval of Investment Advisory Agreement	26

HENNESSY FUNDS	1-800-966-4354

May 2023

Dear Hennessy Funds Shareholder:

The past six months in the stock market have been dramatic, even tumultuous, especially for certain sectors within the broader market. For the six-month period ended April 30, 2023, the broader equity markets rose then dipped each month consistently until the last two months of the period: the S&P 500® Index was up 6% in November, down 6% in December, up 6% in January, down 2% in February, up 4% in March, and finally up again 2% in April, resulting in a positive total return of 8.63% for the entire period.1

These single digit moves in the broader market masked the more pronounced moves in specific sectors or industries, the worst of which was the Financial sector’s 10% drop in March 2023. Within the Financial sector, large cap banks plunged 25%, precipitated by the second and third largest bank failures in history, which occurred over one weekend in early March. Our long-tenured and experienced Portfolio Manager, Dave Ellison, observed that March felt like ten years crammed into just a few weeks. Conversely, the Technology and Communication Services sectors performed exceptionally well during the six-month period ended April 30, 2023, with total returns of 19% and 23%, respectively, rebounding from a dismal 2022.2

While various factors drove this disparity of returns, interest rate hikes and persistent inflation were the primary causes behind many of the movements, both positive and negative, in the market. High inflation and low unemployment drove the Federal Reserve to increase rates 10 consecutive times over 14 months from March 2022 through early May 2023, bringing its benchmark interest rate from 0.25% to 5.25%, its highest level in 16 years. As rates rose and debt security prices dropped, banks’ capital levels declined, and in a few extreme instances this caused depositors to rapidly withdraw funds from certain riskier banks, leading to solvency issues and failures. On the other hand, positive results for many Technology companies and continued strong consumer spending caused many investors to pivot back into Technology, one of the worst performing sectors of 2022 but one of the best so far in 2023. Finally, with a mild winter, reduction of geopolitical unease, and fears of softening demand globally, oil, natural gas, and other commodities saw a drop in prices, causing Energy company shares to retreat after an incredibly strong 2022.

We believe that the outlook for U.S. stocks remains positive, primarily because we believe that the Federal Reserve may be done, or close to done, raising rates. Inflation has shown signs of easing, creating a better environment for consumers as well as businesses. The unemployment rate remains near record lows, there are elevated levels of cash on the balance sheets of U.S. companies and in the pockets of many consumers and investors, and there is the prospect of a more dovish Federal Reserve in the second half of 2023. However, we are cautiously watching certain parts of the economy for continued signs of weakness, as the risk of recession remains a concern. While volatility and uncertainty may continue to impact the markets, we encourage investors to stay the course, maintain a diversified portfolio, and keep a long-term perspective.

Suffice it to say, volatility and disparity of returns were at elevated levels for much of the first six months of our fiscal year. We saw four of our funds post negative total returns, of which two were invested primarily in the Financial sector and two were driven by the drop in Energy stocks. Overall, 13 of our 17 funds posted positive total returns for the first half of the fiscal year.

Tumultuous times call for introspection, allowing us to reflect on who we are and on what makes a fund a Hennessy Fund. We are long-term investors in companies, not traders of stocks, and we strive for positive shareholder returns over a complete market

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2

LETTER TO SHAREHOLDERS

cycle. Our funds are run by a talented group of Portfolio Managers, the vast majority of whom have over 20 years of investment experience and who bring their unique perspective and expertise. All our Portfolio Managers are professionals dedicated to running their portfolios with adherence to well-defined investment criteria and with a long-term focus in mind. We have five internal Portfolio Managers and sixteen external Portfolio Managers through five separate sub-advisors. Their expertise vary from Financials, Energy, and Utilities to Japanese companies to ESG (Environmental, Social, and Governance) companies. Some have invested through Black Monday and the Stock Market Crash of 1987, while a couple have entered the industry only after the Financial Crisis of 2007/2008.

We have 11 domestic equity funds, three domestic hybrid (equity and income) funds, two international equity funds, and one domestic ETF, which was added to our line-up in December 2022. Among our domestic mutual funds, we have eight funds that may invest across all sectors and six that focus primarily on one sector, including Energy, Financials, Utilities, and Technology. Most of our portfolios are concentrated, differentiated from their benchmarks, and designed to mitigate downside risk. In fact, as of April 30, 2023, the number of stocks in each of our 17 funds ranged from 10 to 63, with a median of 30. Excluding our hybrid and index funds, the median average active share of our funds was an impressive 90%. Active share measures how different a fund is versus its benchmark, with 100% signifying that the fund and benchmark have no common investments. Finally, the downside capture ratio, which measures the relative performance of a fund versus its benchmark on negative performance days, averaged a respectable 89%, 95%, and 90% across our funds for the three-year, five-year, and ten-year periods ended April 30, 2023.

We thank you for your continued interest in the Hennessy Funds, and we are grateful for your trust. While we prefer to post only positive returns for our shareholders, we are pleased that many of the Hennessy Funds did just that during the unpredictable past six months. If you have any questions or would like to speak with us directly, please call us at (800) 966-4354.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

The opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index is commonly used to measure the performance of U.S. stocks. This index is used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

Please refer to the Schedule of Investments included in this report for additional portfolio information.

[1]	S&P 500® Index monthly total returns: +5.59% in November 2022, -5.76% in December 2022, +6.28% in January 2023, -2.44% in February 2023, +3.67% in March 2023, and +1.56% in April 2023.
[2]
S&P 500® Financial Sector monthly total return: -9.55% in March 2023. KBW Bank Index monthly total return: -24.87% in March 2023. S&P 500® Information Technology sector total return: +18.88% for the six months ended April 30, 2023. S&P 500® Communication Services sector total return: +23.15% for the six months ended April 30, 2023.

HENNESSY FUNDS	1-800-966-4354
3

Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2023

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Cornerstone
Large Growth Fund –
Investor Class (HFLGX)	6.76%	-0.70%	8.63%	10.04%
Hennessy Cornerstone
Large Growth Fund –
Institutional Class (HILGX)	6.94%	-0.45%	8.95%	10.31%
Russell 1000® Index	8.01%	1.82%	11.07%	11.95%
S&P 500® Index	8.63%	2.66%	11.45%	12.20%

Expense ratios: 1.30% (Investor Class); 0.99% (Institutional Class)

(1)	Periods of less than one year are not annualized.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell 1000® Index is a subset of the Russell 3000® Index that measures the performance of the large-cap segment of the U.S. equity market. The Russell 1000® Index comprises the 1,000 largest companies in the Russell 3000® Index based on market capitalization and current index membership, representing approximately 93% of the total market capitalization of the Russell 3000® Index. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

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4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2023 (Unaudited)

HENNESSY CORNERSTONE LARGE GROWTH FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Builders FirstSource, Inc.	2.51%
PulteGroup, Inc.	2.49%
DR Horton, Inc.	2.37%
Reliance Steel & Aluminum Co.	2.30%
Dell Technologies, Inc.	2.24%
NVR, Inc.	2.23%
Coterra Energy, Inc.	2.22%
Darden Restaurants, Inc	2.21%
Lam Research Corp.	2.17%
AmerisourceBergen Corp.	2.16%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
5

COMMON STOCKS – 98.77%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 1.38%
Sirius XM Holdings, Inc.	472,900	$1,797,020	1.38%

Consumer Discretionary – 16.68%
Bath & Body Works, Inc.	59,100	2,074,410	1.59%
Best Buy Co., Inc.	31,400	2,339,928	1.79%
Darden Restaurants, Inc.	19,000	2,886,670	2.21%
DR Horton, Inc.	28,200	3,096,924	2.37%
Lowe’s Companies, Inc.	13,300	2,764,139	2.12%
NVR, Inc. (a)	500	2,920,000	2.23%
PulteGroup, Inc.	48,400	3,250,060	2.49%
Tapestry, Inc.	60,200	2,456,762	1.88%
		21,788,893	16.68%

Energy – 19.43%
APA Corp.	65,500	2,413,675	1.85%
Chesapeake Energy Corp.	32,900	2,720,172	2.08%
ConocoPhillips	23,600	2,428,204	1.86%
Coterra Energy, Inc.	113,200	2,897,920	2.22%
Devon Energy Corp.	45,000	2,404,350	1.84%
Diamondback Energy, Inc.	19,300	2,744,460	2.10%
EOG Resources, Inc.	21,800	2,604,446	1.99%
Ovintiv, Inc.	59,200	2,135,936	1.64%
Pioneer Natural Resources Co.	12,400	2,697,620	2.07%
Valero Energy Corp.	20,300	2,327,801	1.78%
		25,374,584	19.43%

Financials – 7.33%
Ameriprise Financial, Inc.	7,900	2,410,448	1.84%
Equitable Holdings, Inc.	86,500	2,248,135	1.72%
Principal Financial Group, Inc.	30,400	2,270,576	1.74%
T. Rowe Price Group, Inc.	23,600	2,650,988	2.03%
		9,580,147	7.33%

Health Care – 5.67%
AmerisourceBergen Corp.	16,900	2,819,765	2.16%
Moderna, Inc. (a)	16,200	2,152,818	1.65%
Pfizer, Inc.	62,700	2,438,403	1.86%
		7,410,986	5.67%

The accompanying notes are an integral part of these financial statements.

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6

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Industrials – 16.58%
Builders FirstSource, Inc. (a)	34,600	$3,279,042	2.51%
C.H. Robinson Worldwide, Inc.	27,300	2,753,751	2.11%
Caterpillar, Inc.	11,100	2,428,680	1.86%
Deere & Co.	6,500	2,457,130	1.88%
Expeditors International of Washington, Inc.	24,700	2,811,848	2.15%
J.B. Hunt Transport Services, Inc.	14,200	2,489,118	1.90%
Masco Corp.	51,000	2,729,010	2.09%
United Parcel Service, Inc., Class B	15,100	2,715,131	2.08%
		21,663,710	16.58%

Information Technology – 20.69%
Applied Materials, Inc.	24,000	2,712,720	2.08%
Cisco Systems, Inc.	57,600	2,721,600	2.08%
Dell Technologies, Inc.	67,300	2,926,877	2.24%
HP, Inc.	94,000	2,792,740	2.14%
Jabil, Inc.	34,800	2,719,620	2.08%
KLA Corp.	6,900	2,667,126	2.04%
Lam Research Corp.	5,400	2,830,032	2.17%
NetApp, Inc.	41,700	2,622,513	2.01%
ON Semiconductor Corp. (a)	36,800	2,648,128	2.03%
QUALCOMM, Inc.	20,400	2,382,720	1.82%
		27,024,076	20.69%

Materials – 11.01%
CF Industries Holdings, Inc.	32,200	2,304,876	1.76%
Cleveland-Cliffs, Inc. (a)	129,000	1,984,020	1.52%
Nucor Corp.	16,100	2,385,698	1.83%
Reliance Steel & Aluminum Co.	12,100	2,998,380	2.30%
Steel Dynamics, Inc.	22,400	2,328,480	1.78%
The Mosaic Co.	55,600	2,382,460	1.82%
		14,383,914	11.01%

Total Common Stocks
(Cost $133,642,573)		129,023,330	98.77%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
7

SHORT-TERM INVESTMENTS – 1.24%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 1.24%
First American Government Obligations Fund,
Institutional Class, 4.73% (b)	1,624,435	$1,624,435	1.24%

Total Short-Term Investments
(Cost $1,624,435)		1,624,435	1.24%

Total Investments
(Cost $135,267,008) – 100.01%		130,647,765	100.01%
Liabilities in Excess of Other Assets – (0.01)%		(13,724)	(0.01)%
TOTAL NET ASSETS – 100.00%		$130,634,041	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income-producing security.
(b)	The rate listed is the fund’s seven-day yield as of April 30, 2023.

Summary of Fair Value Exposure as of April 30, 2023

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2023 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$1,797,020	$—	$—	$1,797,020
Consumer Discretionary	21,788,893	—	—	21,788,893
Energy	25,374,584	—	—	25,374,584
Financials	9,580,147	—	—	9,580,147
Health Care	7,410,986	—	—	7,410,986
Industrials	21,663,710	—	—	21,663,710
Information Technology	27,024,076	—	—	27,024,076
Materials	14,383,914	—	—	14,383,914
Total Common Stocks	$129,023,330	$—	$—	$129,023,330
Short-Term Investments
Money Market Funds	$1,624,435	$—	$—	$1,624,435
Total Short-Term Investments	$1,624,435	$—	$—	$1,624,435
Total Investments	$130,647,765	$—	$—	$130,647,765

The accompanying notes are an integral part of these financial statements.

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8

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of April 30, 2023 (Unaudited)

ASSETS:
Investments in securities, at value (cost $135,267,008)	$130,647,765
Dividends and interest receivable	115,384
Receivable for fund shares sold	8,881
Prepaid expenses and other assets	24,085
Total assets	130,796,115

LIABILITIES:
Payable for fund shares redeemed	5,000
Payable to advisor	79,893
Payable to administrator	23,318
Payable to auditor	11,226
Accrued distribution fees	17,276
Accrued service fees	9,518
Accrued trustees fees	5,100
Accrued expenses and other payables	10,743
Total liabilities	162,074
NET ASSETS	$130,634,041

NET ASSETS CONSISTS OF:
Capital stock	$129,970,957
Total distributable earnings	663,084
Total net assets	$130,634,041

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$115,117,702
Shares issued and outstanding	11,736,750
Net asset value, offering price, and redemption price per share	$9.81

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	15,516,339
Shares issued and outstanding	1,565,766
Net asset value, offering price, and redemption price per share	$9.91

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
9

Financial Statements

Statement of Operations for the six months ended April 30, 2023 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$1,650,290
Interest income	43,647
Total investment income	1,693,937

EXPENSES:
Investment advisory fees (See Note 5)	491,933
Distribution fees – Investor Class (See Note 5)	88,087
Administration, accounting, custody, and transfer agent fees (See Note 5)	68,036
Service fees – Investor Class (See Note 5)	58,725
Sub-transfer agent expenses – Investor Class (See Note 5)	49,302
Sub-transfer agent expenses – Institutional Class (See Note 5)	4,239
Federal and state registration fees	17,038
Compliance expense (See Note 5)	11,844
Audit fees	11,227
Trustees’ fees and expenses	10,193
Reports to shareholders	5,611
Interest expense (See Note 7)	1,659
Legal fees	1,378
Other expenses	12,433
Total expenses	831,705
NET INVESTMENT INCOME	$862,232

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$4,429,755
Net change in unrealized appreciation/depreciation on investments	3,530,152
Net gain on investments	7,959,907
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,822,139

(1)	Net of foreign taxes withheld of $463.

The accompanying notes are an integral part of these financial statements.

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10

STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2023	Year Ended
	(Unaudited)	October 31, 2022
OPERATIONS:
Net investment income	$862,232	$1,161,757
Net realized gain on investments	4,429,755	22,369,171
Net change in unrealized
appreciation/depreciation on investments	3,530,152	(43,346,819)
Net increase (decrease) in net
assets resulting from operations	8,822,139	(19,815,891)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(19,315,910)	(18,524,443)
Distributable earnings – Institutional Class	(2,556,836)	(2,507,385)
Total distributions	(21,872,746)	(21,031,828)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	746,742	3,741,686
Proceeds from shares subscribed – Institutional Class	467,369	1,400,184
Dividends reinvested – Investor Class	18,623,427	17,953,867
Dividends reinvested – Institutional Class	2,501,083	2,397,570
Cost of shares redeemed – Investor Class	(7,894,391)	(13,588,755)
Cost of shares redeemed – Institutional Class	(711,449)	(2,613,279)
Net increase in net assets derived
from capital share transactions	13,732,781	9,291,273
TOTAL INCREASE (DECREASE) IN NET ASSETS	682,174	(31,556,446)

NET ASSETS:
Beginning of period	129,951,867	161,508,313
End of period	$130,634,041	$129,951,867

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	74,093	304,353
Shares sold – Institutional Class	45,755	105,369
Shares issued to holders as reinvestment
of dividends – Investor Class	1,887,812	1,400,177
Shares issued to holders as reinvestment
of dividends – Institutional Class	250,554	184,777
Shares redeemed – Investor Class	(771,747)	(1,132,049)
Shares redeemed – Institutional Class	(69,599)	(218,737)
Net increase in shares outstanding	1,416,868	643,890

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
11

Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2023
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$10.92

Income from investment operations:
Net investment income	0.06	(1)
Net realized and unrealized gains (losses) on investments	0.67
Total from investment operations	0.73

Less distributions:
Dividends from net investment income	(0.08)
Dividends from net realized gains	(1.76)
Total distributions	(1.84)
Net asset value, end of period	$9.81

TOTAL RETURN	6.76	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$115.12
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.28	%(3)
After expense reimbursement/recoupment	1.28	%(3)
Ratio of net investment income to average net assets:
Before expense reimbursement/recoupment	1.26	%(3)
After expense reimbursement/recoupment	1.26	%(3)
Portfolio turnover rate(5)	54	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	The Fund had an expense limitation agreement in place through November 30, 2019.
(5)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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12

FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2022	2021	2020		2019	2018

$14.35	$10.21	$10.54		$12.24	$11.75

0.09 (1)	0.09 (1)	0.09	(1)	0.13 (1)	0.06
(1.66)	4.64	(0.15)		0.56	0.94
(1.57)	4.73	(0.06)		0.69	1.00

(0.08)	(0.10)	(0.14)		(0.09)	(0.08)
(1.78)	(0.49)	(0.13)		(2.30)	(0.43)
(1.86)	(0.59)	(0.27)		(2.39)	(0.51)
$10.92	$14.35	$10.21		$10.54	$12.24

-12.76%	48.00%	-0.75%		7.84%	8.53%

$115.15	$143.11	$103.11		$117.62	$125.91

1.30%	1.29%	1.31%		1.31%	1.24%
1.30%	1.29%	1.31	%(4)	1.29%	1.24%

0.76%	0.69%	0.93%		1.24%	0.81%
0.76%	0.69%	0.93%		1.26%	0.81%
76%	68%	62%		57%	70%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
13

Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2023
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$11.05

Income from investment operations:
Net investment income	0.08	(1)
Net realized and unrealized gains (losses) on investments	0.68
Total from investment operations	0.76

Less distributions:
Dividends from net investment income	(0.12)
Dividends from net realized gains	(1.78)
Total distributions	(1.90)
Net asset value, end of period	$9.91

TOTAL RETURN	6.94	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$15.52
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.00	%(3)
After expense reimbursement/recoupment	1.00	%(3)
Ratio of net investment income to average net assets:
Before expense reimbursement/recoupment	1.54	%(3)
After expense reimbursement/recoupment	1.54	%(3)
Portfolio turnover rate(5)	54	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	The Fund had an expense limitation agreement in place through November 30, 2019.
(5)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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14

FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2022	2021	2020		2019	2018

$14.51	$10.33	$10.65		$12.38	$11.87

0.13 (1)	0.12 (1)	0.13	(1)	0.16 (1)	0.14
(1.68)	4.68	(0.15)		0.56	0.90
(1.55)	4.80	(0.02)		0.72	1.04

(0.11)	(0.13)	(0.17)		(0.12)	(0.10)
(1.80)	(0.49)	(0.13)		(2.33)	(0.43)
(1.91)	(0.62)	(0.30)		(2.45)	(0.53)
$11.05	$14.51	$10.33		$10.65	$12.38

-12.52%	48.30%	-0.40%		8.12%	8.82%

$14.80	$18.39	$12.60		$18.42	$19.25

0.99%	1.04%	1.01%		1.00%	0.96%
0.99%	1.04%	1.01	%(4)	0.98%	0.96%

1.08%	0.91%	1.23%		1.56%	1.08%
1.08%	0.91%	1.23%		1.58%	1.08%
76%	68%	62%		57%	70%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements April 30, 2023 (Unaudited)

1).  ORGANIZATION

The Hennessy Cornerstone Large Growth Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term growth of capital. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

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NOTES TO THE FINANCIAL STATEMENTS

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

j).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations under the 1940 Act governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, generally eliminates the asset segregation framework used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund does not utilize derivatives and therefore has not adopted a derivatives risk management program.

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In December 2020, the SEC adopted a new rule under the 1940 Act providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements. The Fund has designated Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”), as its valuation designee under Rule 2a-5.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

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NOTES TO THE FINANCIAL STATEMENTS

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, any security or other asset will be valued at its fair value in accordance with Rule 2a-5 under the 1940 Act as determined under the fair value procedures of the Advisor, subject to oversight by the Board of Trustees of the Fund (the “Board”). Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate, with the assistance of the Valuation and Liquidity Committee, whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2023, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2023, were $70,582,605 and $77,474,345, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2023.

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5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.74%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

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NOTES TO THE FINANCIAL STATEMENTS

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2023, for reimbursement payments to the Advisor are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2023, the Fund had an outstanding average daily balance and a weighted average interest rate of $47,138 and 7.00%, respectively. The interest expensed by the Fund during the six months ended April 30, 2023, is included in the Statement of Operations. The maximum amount outstanding for the Fund during the period was $1,817,000. As of April 30, 2023, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2022, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$138,138,700
Gross tax unrealized appreciation	$12,856,051
Gross tax unrealized depreciation	(21,015,025)
Net tax unrealized appreciation/(depreciation)	$(8,158,974)
Undistributed ordinary income	$1,161,564
Undistributed long-term capital gains	20,711,101
Total distributable earnings	$21,872,665
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$13,713,691

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

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As of October 31, 2022, the Fund had no tax-basis capital losses to offset future capital gains.

As of October 31, 2022, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2021, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2023 (year to date) and fiscal year 2022, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2023	October 31, 2022
Ordinary income(1)	$1,161,563	$1,496,384
Long-term capital gains	20,711,183	19,535,444
Total distributions	$21,872,746	$21,031,828

(1) Ordinary income includes short-term capital gains.

9).  MARKET AND GEOPOLITICAL RISKS

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolios may underperform due to volatility in the banking sector, including bank failures, inflation (or expectations for inflation), increasing interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

10).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2023, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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NOTES TO THE FINANCIAL STATEMENTS/EXPENSE EXAMPLE

Expense Example (Unaudited)
April 30, 2023

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2022, through April 30, 2023.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	November 1, 2022 –
	November 1, 2022	April 30, 2023	April 30, 2023
Investor Class
Actual	$1,000.00	$1,067.60	$13.23
Hypothetical (5% return before expenses)	$1,000.00	$1,037.20	$13.04

Institutional Class
Actual	$1,000.00	$1,069.40	$10.35
Hypothetical (5% return before expenses)	$1,000.00	$1,040.00	$10.20

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.28% for Investor Class shares or 1.00% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the half-year period).

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EXPENSE EXAMPLE — ELECTRONIC DELIVERY

How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2022 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 27.99%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

The Fund offers shareholders the option to receive account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery, please visit www.hennessyfunds.com/account. You may change your delivery preference at any time by visiting our website or calling U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

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HENNESSY FUNDS	1-800-966-4354
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Board Approval of Investment Advisory
Agreement

At its meeting on March 7, 2023, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory agreement. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory agreement.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory agreement. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory agreement and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q;

(4)	A summary of the advisory agreement;

(5)	A recent Fund fact sheet, which included, among other things, Fund performance over various periods;

(6)	A description of the range of services provided by the Advisor and the distinction between the Advisor-provided services and the Sub-Advisor-provided services;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund; and

(8)	A memorandum from the Advisor regarding economies of scale.

All of the factors discussed were considered as a whole by the Trustees, as well as by the Independent Trustees meeting in executive session. The Trustees viewed the relevant factors in their totality, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory agreement, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(4)	The costs and profitability of the Fund to the Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor from serving as an investment advisor to the Fund (other than the advisory fee).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review and an assessment of the Advisor’s performance, the Trustees concluded that the Advisor provides high-quality services to the Fund, and they noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor acts as the portfolio manager for the Fund. In this capacity, the Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of each Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Fund’s service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Fund’s service providers, as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

(f)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(g)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

HENNESSY FUNDS	1-800-966-4354
27

(h)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(i)	For each annual report of the Fund, the Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(j)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(k)
The Advisor pays the incentive compensation of the Fund’s compliance officer and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(l)	The Advisor provides a quarterly compliance certification to the Board.

(m)	The Advisor prepares or reviews all Board materials, presents to and leads discussions with the Board, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees compared the performance of the Fund to benchmark indices over various periods and noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor manages the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted the continuation of the advisory agreement.

(3)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within a reasonable range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory agreement.

(4)
The Trustees also considered whether the Advisor was realizing economies of scale that should be shared with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund were variable asset-based fees, so the Advisor would not realize material economies of scale relating to these expenses as the assets of the Fund increased. For example, third-party platform fees increase as the Fund’s assets grow.

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28

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(5)
The Trustees considered the profitability of the Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(6)	The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees and concluded that this was beneficial to the Fund and its shareholders.

(7)
The Trustees considered any benefits to the Advisor from serving as an advisor to the Fund (other than the advisory fee). The Trustees noted that the Advisor may derive ancillary benefits from, by way of example, its association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor from its relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ finding that the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s own efforts in the performance of its duties under the advisory agreement.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory agreement.

HENNESSY FUNDS	1-800-966-4354
29

For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Doug Franklin
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2023

HENNESSY CORNERSTONE VALUE FUND

Investor Class  HFCVX
Institutional Class  HICVX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	16
Expense Example	24
Proxy Voting Policy and Proxy Voting Records	26
Availability of Quarterly Portfolio Schedule	26
Federal Tax Distribution Information	26
Important Notice Regarding Delivery of Shareholder Documents	26
Electronic Delivery	26
Board Approval of Investment Advisory Agreement	27

HENNESSY FUNDS	1-800-966-4354

May 2023

Dear Hennessy Funds Shareholder:

The past six months in the stock market have been dramatic, even tumultuous, especially for certain sectors within the broader market. For the six-month period ended April 30, 2023, the broader equity markets rose then dipped each month consistently until the last two months of the period: the S&P 500® Index was up 6% in November, down 6% in December, up 6% in January, down 2% in February, up 4% in March, and finally up again 2% in April, resulting in a positive total return of 8.63% for the entire period.1

These single digit moves in the broader market masked the more pronounced moves in specific sectors or industries, the worst of which was the Financial sector’s 10% drop in March 2023. Within the Financial sector, large cap banks plunged 25%, precipitated by the second and third largest bank failures in history, which occurred over one weekend in early March. Our long-tenured and experienced Portfolio Manager, Dave Ellison, observed that March felt like ten years crammed into just a few weeks. Conversely, the Technology and Communication Services sectors performed exceptionally well during the six-month period ended April 30, 2023, with total returns of 19% and 23%, respectively, rebounding from a dismal 2022.2

While various factors drove this disparity of returns, interest rate hikes and persistent inflation were the primary causes behind many of the movements, both positive and negative, in the market. High inflation and low unemployment drove the Federal Reserve to increase rates 10 consecutive times over 14 months from March 2022 through early May 2023, bringing its benchmark interest rate from 0.25% to 5.25%, its highest level in 16 years. As rates rose and debt security prices dropped, banks’ capital levels declined, and in a few extreme instances this caused depositors to rapidly withdraw funds from certain riskier banks, leading to solvency issues and failures. On the other hand, positive results for many Technology companies and continued strong consumer spending caused many investors to pivot back into Technology, one of the worst performing sectors of 2022 but one of the best so far in 2023. Finally, with a mild winter, reduction of geopolitical unease, and fears of softening demand globally, oil, natural gas, and other commodities saw a drop in prices, causing Energy company shares to retreat after an incredibly strong 2022.

We believe that the outlook for U.S. stocks remains positive, primarily because we believe that the Federal Reserve may be done, or close to done, raising rates. Inflation has shown signs of easing, creating a better environment for consumers as well as businesses. The unemployment rate remains near record lows, there are elevated levels of cash on the balance sheets of U.S. companies and in the pockets of many consumers and investors, and there is the prospect of a more dovish Federal Reserve in the second half of 2023. However, we are cautiously watching certain parts of the economy for continued signs of weakness, as the risk of recession remains a concern. While volatility and uncertainty may continue to impact the markets, we encourage investors to stay the course, maintain a diversified portfolio, and keep a long-term perspective.

Suffice it to say, volatility and disparity of returns were at elevated levels for much of the first six months of our fiscal year. We saw four of our funds post negative total returns, of which two were invested primarily in the Financial sector and two were driven by the drop in Energy stocks. Overall, 13 of our 17 funds posted positive total returns for the first half of the fiscal year.

Tumultuous times call for introspection, allowing us to reflect on who we are and on what makes a fund a Hennessy Fund. We are long-term investors in companies, not traders of stocks, and we strive for positive shareholder returns over a complete market

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2

LETTER TO SHAREHOLDERS

cycle. Our funds are run by a talented group of Portfolio Managers, the vast majority of whom have over 20 years of investment experience and who bring their unique perspective and expertise. All our Portfolio Managers are professionals dedicated to running their portfolios with adherence to well-defined investment criteria and with a long-term focus in mind. We have five internal Portfolio Managers and sixteen external Portfolio Managers through five separate sub-advisors. Their expertise vary from Financials, Energy, and Utilities to Japanese companies to ESG (Environmental, Social, and Governance) companies. Some have invested through Black Monday and the Stock Market Crash of 1987, while a couple have entered the industry only after the Financial Crisis of 2007/2008.

We have 11 domestic equity funds, three domestic hybrid (equity and income) funds, two international equity funds, and one domestic ETF, which was added to our line-up in December 2022. Among our domestic mutual funds, we have eight funds that may invest across all sectors and six that focus primarily on one sector, including Energy, Financials, Utilities, and Technology. Most of our portfolios are concentrated, differentiated from their benchmarks, and designed to mitigate downside risk. In fact, as of April 30, 2023, the number of stocks in each of our 17 funds ranged from 10 to 63, with a median of 30. Excluding our hybrid and index funds, the median average active share of our funds was an impressive 90%. Active share measures how different a fund is versus its benchmark, with 100% signifying that the fund and benchmark have no common investments. Finally, the downside capture ratio, which measures the relative performance of a fund versus its benchmark on negative performance days, averaged a respectable 89%, 95%, and 90% across our funds for the three-year, five-year, and ten-year periods ended April 30, 2023.

We thank you for your continued interest in the Hennessy Funds, and we are grateful for your trust. While we prefer to post only positive returns for our shareholders, we are pleased that many of the Hennessy Funds did just that during the unpredictable past six months. If you have any questions or would like to speak with us directly, please call us at (800) 966-4354.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

The opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index is commonly used to measure the performance of U.S. stocks. This index is used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

Please refer to the Schedule of Investments included in this report for additional portfolio information.

[1]	S&P 500® Index monthly total returns: +5.59% in November 2022, -5.76% in December 2022, +6.28% in January 2023, -2.44% in February 2023, +3.67% in March 2023, and +1.56% in April 2023.
[2]
S&P 500® Financial Sector monthly total return: -9.55% in March 2023. KBW Bank Index monthly total return: -24.87% in March 2023. S&P 500® Information Technology sector total return: +18.88% for the six months ended April 30, 2023. S&P 500® Communication Services sector total return: +23.15% for the six months ended April 30, 2023.

HENNESSY FUNDS	1-800-966-4354
3

Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2023

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Cornerstone Value Fund –
Investor Class (HFCVX)	4.15%	4.92%	7.77%	8.68%
Hennessy Cornerstone Value Fund –
Institutional Class (HICVX)	4.23%	5.11%	7.99%	8.89%
Russell 1000® Value Index	4.54%	1.21%	7.75%	9.13%
S&P 500® Index	8.63%	2.66%	11.45%	12.20%

Expense ratios: 1.23% (Investor Class); 1.00% (Institutional Class)

(1)	Periods of less than one year are not annualized.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell 1000® Value Index is a subset of the Russell 1000® Index that measures the performance of the large-cap value segment of the U.S. equity market. The Russell 1000® Value Index comprises those companies in the Russell 1000® Index with relatively lower price-to-book ratios, lower forecasted growth value, and lower sales per share historical growth. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

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4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2023 (Unaudited)

HENNESSY CORNERSTONE VALUE FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Canadian Natural Resources Ltd.	2.20%
Medtronic PLC	2.18%
Comcast Corp.	2.14%
Devon Energy Corp.	2.13%
Exxon Mobil Corp.	2.12%
MetLife, Inc.	2.10%
TotalEnergies SE – ADR	2.08%
Manulife Financial Corp.	2.07%
Colgate-Palmolive Co.	2.06%
Shell PLC – ADR	2.06%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
5

COMMON STOCKS – 99.09%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 7.88%
AT&T, Inc.	295,560	$5,222,545	1.78%
BCE, Inc. (a)	124,200	5,970,294	2.03%
Comcast Corp.	151,700	6,275,829	2.14%
Verizon Communications, Inc.	146,000	5,669,180	1.93%
		23,137,848	7.88%

Consumer Discretionary – 3.90%
Ford Motor Co.	477,700	5,675,076	1.93%
The Home Depot, Inc.	19,200	5,770,368	1.97%
		11,445,444	3.90%

Consumer Staples – 14.10%
Altria Group, Inc.	125,500	5,962,505	2.03%
British American Tobacco PLC – ADR (a)	157,700	5,842,785	1.99%
Colgate-Palmolive Co.	75,900	6,056,820	2.06%
Philip Morris International, Inc.	60,400	6,038,188	2.06%
The Coca-Cola Co.	91,000	5,837,650	1.99%
The Kraft Heinz Co.	145,800	5,725,566	1.95%
Unilever PLC – ADR (a)	107,000	5,941,710	2.02%
		41,405,224	14.10%

Energy – 20.64%
BP PLC – ADR (a)	149,500	6,021,860	2.05%
Canadian Natural Resources Ltd. (a)	105,900	6,456,723	2.20%
Chevron Corp.	35,275	5,946,660	2.03%
Devon Energy Corp.	116,800	6,240,624	2.13%
Equinor ASA – ADR (a)	198,700	5,710,638	1.95%
Exxon Mobil Corp.	52,710	6,237,701	2.12%
Petroleo Brasileiro SA – ADR (a)	566,500	6,016,230	2.05%
Shell PLC – ADR (a)	97,500	6,043,050	2.06%
Suncor Energy, Inc. (a)	184,200	5,769,144	1.97%
TotalEnergies SE – ADR (a)	95,600	6,111,708	2.08%
		60,554,338	20.64%

Financials – 20.18%
Bank of America Corp.	202,300	5,923,344	2.02%
Citigroup, Inc.	125,600	5,911,992	2.01%
HSBC Holdings PLC – ADR (a)	162,900	5,872,545	2.00%

The accompanying notes are an integral part of these financial statements.

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6

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Financials (Continued)
JPMorgan Chase & Co.	43,000	$5,944,320	2.02%
Manulife Financial Corp. (a)	307,300	6,069,175	2.07%
MetLife, Inc.	100,500	6,163,665	2.10%
Morgan Stanley	63,600	5,722,092	1.95%
Royal Bank of Canada (a)	58,900	5,849,359	1.99%
Toronto-Dominion Bank (a)	96,800	5,868,984	2.00%
Wells Fargo & Co.	149,000	5,922,750	2.02%
		59,248,226	20.18%

Health Care – 17.43%
AbbVie, Inc.	35,100	5,304,312	1.81%
Bristol-Myers Squibb Co.	81,400	5,435,078	1.85%
CVS Health Corp.	75,400	5,527,574	1.88%
Gilead Sciences, Inc.	69,300	5,697,153	1.94%
GSK PLC – ADR (a)	154,860	5,579,606	1.90%
Johnson & Johnson	36,100	5,909,570	2.01%
Medtronic PLC (a)	70,300	6,393,785	2.18%
Merck & Co., Inc.	52,300	6,039,081	2.06%
Pfizer, Inc.	135,800	5,281,262	1.80%
		51,167,421	17.43%

Industrials – 3.75%
Union Pacific Corp.	29,300	5,734,010	1.95%
United Parcel Service, Inc., Class B	29,400	5,286,414	1.80%
		11,020,424	3.75%

Information Technology – 9.25%
Cisco Systems, Inc.	109,700	5,183,325	1.77%
Hewlett Packard Enterprise Co.	382,300	5,474,536	1.86%
HP, Inc.	196,800	5,846,928	1.99%
International Business Machines Corp.	44,200	5,587,322	1.90%
Texas Instruments, Inc.	30,300	5,066,160	1.73%
		27,158,271	9.25%

Materials – 1.96%
Dow, Inc.	105,600	5,744,640	1.96%

Total Common Stocks
(Cost $255,102,271)		290,881,836	99.09%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
7

SHORT-TERM INVESTMENTS – 0.51%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 0.51%
First American Government Obligations Fund,
Institutional Class, 4.73% (b)	1,507,726	$1,507,726	0.51%

Total Short-Term Investments
(Cost $1,507,726)		1,507,726	0.51%

Total Investments
(Cost $256,609,997) – 99.60%		292,389,562	99.60%
Other Assets in Excess of Liabilities – 0.40%		1,174,001	0.40%

TOTAL NET ASSETS – 100.00%		$293,563,563	100.00%

Percentages are stated as a percent of net assets.

ADR — American Depositary Receipt
PLC — Public Limited Company
(a)	U.S.-traded security of a foreign corporation.
(b)	The rate listed is the fund’s seven-day yield as of April 30, 2023.

Summary of Fair Value Exposure as of April 30, 2023

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2023 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$23,137,848	$—	$—	$23,137,848
Consumer Discretionary	11,445,444	—	—	11,445,444
Consumer Staples	41,405,224	—	—	41,405,224
Energy	60,554,338	—	—	60,554,338
Financials	59,248,226	—	—	59,248,226
Health Care	51,167,421	—	—	51,167,421
Industrials	11,020,424	—	—	11,020,424
Information Technology	27,158,271	—	—	27,158,271
Materials	5,744,640	—	—	5,744,640
Total Common Stocks	$290,881,836	$—	$—	$290,881,836
Short-Term Investments
Money Market Funds	$1,507,726	$—	$—	$1,507,726
Total Short-Term Investments	$1,507,726	$—	$—	$1,507,726
Total Investments	$292,389,562	$—	$—	$292,389,562

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
8

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of April 30, 2023 (Unaudited)

ASSETS:
Investments in securities, at value (cost $256,609,997)	$292,389,562
Dividends and interest receivable	1,457,349
Dividend tax reclaim receivable	95,208
Receivable for fund shares sold	138,115
Prepaid expenses and other assets	25,934
Total assets	294,106,168

LIABILITIES:
Payable for fund shares redeemed	234,806
Payable to advisor	178,345
Payable to administrator	51,363
Payable to auditor	11,226
Accrued distribution fees	37,140
Accrued service fees	22,560
Accrued trustees fees	4,430
Accrued expenses and other payables	2,735
Total liabilities	542,605
NET ASSETS	$293,563,563

NET ASSETS CONSIST OF:
Capital stock	$259,215,282
Total distributable earnings	34,348,281
Total net assets	$293,563,563

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$274,611,949
Shares issued and outstanding	14,326,667
Net asset value, offering price, and redemption price per share	$19.17

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$18,951,614
Shares issued and outstanding	988,040
Net asset value, offering price, and redemption price per share	$19.18

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
9

Financial Statements

Statement of Operations for the six months ended April 30, 2023 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$6,582,375
Interest income	103,417
Total investment income	6,685,792

EXPENSES:
Investment advisory fees (See Note 5)	1,088,414
Distribution fees – Investor Class (See Note 5)	204,800
Administration, accounting, custody, and transfer agent fees (See Note 5)	144,873
Service fees – Investor Class (See Note 5)	136,533
Sub-transfer agent expenses – Investor Class (See Note 5)	95,573
Sub-transfer agent expenses – Institutional Class (See Note 5)	15,952
Federal and state registration fees	18,032
Compliance expense (See Note 5)	11,844
Trustees’ fees and expenses	11,337
Audit fees	11,227
Reports to shareholders	7,943
Legal fees	2,757
Other expenses	25,038
Total expenses	1,774,323
NET INVESTMENT INCOME	$4,911,469

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized loss on investments	$(3,417,798)
Net change in unrealized appreciation/depreciation on investments	10,497,575
Net gain on investments	7,079,777
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,991,246

(1)	Net of foreign taxes withheld and issuance fees of $167,536.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
10

STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2023	Year Ended
	(Unaudited)	October 31, 2022
OPERATIONS:
Net investment income	$4,911,469	$7,863,624
Net realized gain (loss) on investments	(3,417,798)	22,098,599
Net change in unrealized
appreciation/depreciation on investments	10,497,575	(8,218,181)
Net increase in net assets resulting from operations	11,991,246	21,744,042

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(26,252,846)	(12,280,194)
Distributable earnings – Institutional Class	(2,313,856)	(284,427)
Total distributions	(28,566,702)	(12,564,621)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	10,720,191	14,142,871
Proceeds from shares subscribed – Institutional Class	6,158,271	29,565,728
Dividends reinvested – Investor Class	24,939,854	11,605,966
Dividends reinvested – Institutional Class	2,247,245	250,047
Cost of shares redeemed – Investor Class	(14,611,700)	(20,443,989)
Cost of shares redeemed – Institutional Class	(12,474,534)	(10,861,538)
Net increase in net assets derived
from capital share transactions	16,979,327	24,259,085
TOTAL INCREASE IN NET ASSETS	403,871	33,438,506

NET ASSETS:
Beginning of period	293,159,692	259,721,186
End of period	$293,563,563	$293,159,692

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	547,895	699,608
Shares sold – Institutional Class	304,100	1,444,370
Shares issued to holders as reinvestment
of dividends – Investor Class	1,290,673	593,352
Shares issued to holders as reinvestment
of dividends – Institutional Class	116,262	12,768
Shares redeemed – Investor Class	(755,678)	(1,029,071)
Shares redeemed – Institutional Class	(629,738)	(539,739)
Net increase in shares outstanding	873,514	1,181,288

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2023
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$20.30

Income from investment operations:
Net investment income	0.32	(1)
Net realized and unrealized gains (losses) on investments	0.50
Total from investment operations	0.82

Less distributions:
Dividends from net investment income	(0.50)
Dividends from net realized gains	(1.45)
Total distributions	(1.95)
Net asset value, end of period	$19.17

TOTAL RETURN	4.15	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$274.61
Ratio of expenses to average net assets	1.22	%(3)
Ratio of net investment income to average net assets	3.33	%(3)
Portfolio turnover rate(4)	30	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2022	2021	2020	2019	2018

$19.59	$13.69	$17.43	$19.29	$21.48

0.55 (1)	0.44 (1)	0.41 (1)	0.47 (1)	0.41
1.10	5.87	(3.01)	0.30	0.35
1.65	6.31	(2.60)	0.77	0.76

(0.51)	(0.41)	(0.47)	(0.41)	(0.42)
(0.43)	—	(0.67)	(2.22)	(2.53)
(0.94)	(0.41)	(1.14)	(2.63)	(2.95)
$20.30	$19.59	$13.69	$17.43	$19.29

8.68%	46.82%	-16.22%	5.22%	3.64%

$268.81	$254.23	$189.60	$253.95	$266.76
1.23%	1.23%	1.30%	1.23%	1.21%
2.74%	2.43%	2.71%	2.75%	2.21%
36%	41%	32%	27%	41%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2023
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$20.34

Income from investment operations:
Net investment income	0.34	(1)
Net realized and unrealized gains (losses) on investments	0.50
Total from investment operations	0.84

Less distributions:
Dividends from net investment income	(0.55)
Dividends from net realized gains	(1.45)
Total distributions	(2.00)
Net asset value, end of period	$19.18

TOTAL RETURN	4.23	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$18.95
Ratio of expenses to average net assets:	1.05	%(3)
Ratio of net investment income to average net assets:	3.50	%(3)
Portfolio turnover rate(4)	30	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2022	2021	2020	2019	2018

$19.63	$13.71	$17.45	$19.33	$21.52

0.58 (1)	0.48 (1)	0.44 (1)	0.50 (1)	0.45
1.12	5.88	(3.01)	0.29	0.35
1.70	6.36	(2.57)	0.79	0.80

(0.56)	(0.44)	(0.49)	(0.45)	(0.46)
(0.43)	—	(0.68)	(2.22)	(2.53)
(0.99)	(0.44)	(1.17)	(2.67)	(2.99)
$20.34	$19.63	$13.71	$17.45	$19.33

8.92%	47.19%	-16.06%	5.37%	3.88%

$24.35	$5.50	$4.29	$6.44	$7.22
1.00%	0.99%	1.08%	1.08%	0.98%
2.92%	2.67%	2.94%	2.92%	2.43%
36%	41%	32%	27%	41%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements April 30, 2023 (Unaudited)

1).  ORGANIZATION

The Hennessy Cornerstone Value Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is total return, consisting of capital appreciation and current income. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no

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16

NOTES TO THE FINANCIAL STATEMENTS

tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

j).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations under the 1940 Act governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, generally eliminates the asset segregation framework used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive

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derivatives risk management program and appoint a derivatives risk manager. The Fund does not utilize derivatives and therefore has not adopted a derivatives risk management program.

In December 2020, the SEC adopted a new rule under the 1940 Act providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements. The Fund has designated Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”), as its valuation designee under Rule 2a-5.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant

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18

NOTES TO THE FINANCIAL STATEMENTS

events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, any security or other asset will be valued at its fair value in accordance with Rule 2a-5 under the 1940 Act as determined under the fair value procedures of the Advisor, subject to oversight by the Board of Trustees of the Fund (the “Board”). Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate, with the assistance of the Valuation and Liquidity Committee, whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

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The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2023, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2023, were $86,408,354 and $91,417,252, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2023.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.74%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales

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NOTES TO THE FINANCIAL STATEMENTS

literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2023, for reimbursement payments to the Advisor are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund, the Hennessy Japan Fund, and the

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Hennessy Japan Small Cap Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2023, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2022, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$268,867,244
Gross tax unrealized appreciation	$50,048,760
Gross tax unrealized depreciation	(25,996,350)
Net tax unrealized appreciation/(depreciation)	$24,052,410
Undistributed ordinary income	$6,105,919
Undistributed long-term capital gains	20,765,408
Total distributable earnings	$26,871,327
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$50,923,737

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2022, the Fund had no tax-basis capital losses to offset future capital gains.

As of October 31, 2022, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2021, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2023 (year to date) and fiscal year 2022, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2023	October 31, 2022
Ordinary income(1)	$7,797,976	$6,908,914
Long-term capital gains	20,768,726	5,655,707
Total distributions	$28,566,702	$12,654,621

(1) Ordinary income includes short-term capital gains.

9).  MARKET AND GEOPOLITICAL RISKS

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolios may underperform due to volatility in the banking sector, including bank failures, inflation (or expectations for inflation), increasing interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market

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NOTES TO THE FINANCIAL STATEMENTS

volatility and may have long term effects on both the U.S. and global financial markets. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

10).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2023, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Expense Example (Unaudited)
April 30, 2023

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2022, through April 30, 2023.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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24

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	November 1, 2022 –
	November 1, 2022	April 30, 2023	April 30, 2023
Investor Class
Actual	$1,000.00	$1,041.50	$12.45
Hypothetical (5% return before expenses)	$1,000.00	$1,037.80	$12.43

Institutional Class
Actual	$1,000.00	$1,042.30	$10.72
Hypothetical (5% return before expenses)	$1,000.00	$1,039.50	$10.71

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.22% for Investor Class shares or 1.05% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2022 was 98.80%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

The Fund offers shareholders the option to receive account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery, please visit www.hennessyfunds.com/account. You may change your delivery preference at any time by visiting our website or calling U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
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WWW.HENNESSYFUNDS.COM
26

PROXY VOTING — BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Board Approval of Investment Advisory
Agreement

At its meeting on March 7, 2023, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory agreement. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory agreement.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory agreement. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory agreement and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q;

(4)	A summary of the advisory agreement;

(5)	A recent Fund fact sheet, which included, among other things, Fund performance over various periods;

(6)	A description of the range of services provided by the Advisor and the distinction between the Advisor-provided services and the Sub-Advisor-provided services;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund; and

(8)	A memorandum from the Advisor regarding economies of scale.

All of the factors discussed were considered as a whole by the Trustees, as well as by the Independent Trustees meeting in executive session. The Trustees viewed the relevant factors in their totality, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory agreement, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

HENNESSY FUNDS	1-800-966-4354
27

(4)	The costs and profitability of the Fund to the Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor from serving as an investment advisor to the Fund (other than the advisory fee).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review and an assessment of the Advisor’s performance, the Trustees concluded that the Advisor provides high-quality services to the Fund, and they noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor acts as the portfolio manager for the Fund. In this capacity, the Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of each Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Fund’s service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Fund’s service providers, as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

(f)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(g)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

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28

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(h)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(i)	For each annual report of the Fund, the Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(j)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(k)
The Advisor pays the incentive compensation of the Fund’s compliance officer and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(l)	The Advisor provides a quarterly compliance certification to the Board.

(m)	The Advisor prepares or reviews all Board materials, presents to and leads discussions with the Board, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees compared the performance of the Fund to benchmark indices over various periods and noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor manages the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted the continuation of the advisory agreement.

(3)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within a reasonable range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory agreement.

(4)
The Trustees also considered whether the Advisor was realizing economies of scale that should be shared with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund were variable asset-based fees, so the Advisor would not realize material economies of scale relating to these expenses as the assets of the Fund increased. For example, third-party platform fees increase as the Fund’s assets grow.

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(5)
The Trustees considered the profitability of the Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(6)	The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees and concluded that this was beneficial to the Fund and its shareholders.

(7)
The Trustees considered any benefits to the Advisor from serving as an advisor to the Fund (other than the advisory fee). The Trustees noted that the Advisor may derive ancillary benefits from, by way of example, its association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor from its relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ finding that the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s own efforts in the performance of its duties under the advisory agreement.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory agreement.

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30

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Doug Franklin
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2023

HENNESSY TOTAL RETURN FUND

Investor Class  HDOGX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Statement of Cash Flows	12
Financial Highlights	14
Notes to the Financial Statements	16
Expense Example	25
Proxy Voting Policy and Proxy Voting Records	26
Availability of Quarterly Portfolio Schedule	26
Federal Tax Distribution Information	26
Important Notice Regarding Delivery of Shareholder Documents	26
Electronic Delivery	26
Board Approval of Investment Advisory Agreement	27

HENNESSY FUNDS	1-800-966-4354

May 2023

Dear Hennessy Funds Shareholder:

The past six months in the stock market have been dramatic, even tumultuous, especially for certain sectors within the broader market. For the six-month period ended April 30, 2023, the broader equity markets rose then dipped each month consistently until the last two months of the period: the S&P 500® Index was up 6% in November, down 6% in December, up 6% in January, down 2% in February, up 4% in March, and finally up again 2% in April, resulting in a positive total return of 8.63% for the entire period.1

These single digit moves in the broader market masked the more pronounced moves in specific sectors or industries, the worst of which was the Financial sector’s 10% drop in March 2023. Within the Financial sector, large cap banks plunged 25%, precipitated by the second and third largest bank failures in history, which occurred over one weekend in early March. Our long-tenured and experienced Portfolio Manager, Dave Ellison, observed that March felt like ten years crammed into just a few weeks. Conversely, the Technology and Communication Services sectors performed exceptionally well during the six-month period ended April 30, 2023, with total returns of 19% and 23%, respectively, rebounding from a dismal 2022.2

While various factors drove this disparity of returns, interest rate hikes and persistent inflation were the primary causes behind many of the movements, both positive and negative, in the market. High inflation and low unemployment drove the Federal Reserve to increase rates 10 consecutive times over 14 months from March 2022 through early May 2023, bringing its benchmark interest rate from 0.25% to 5.25%, its highest level in 16 years. As rates rose and debt security prices dropped, banks’ capital levels declined, and in a few extreme instances this caused depositors to rapidly withdraw funds from certain riskier banks, leading to solvency issues and failures. On the other hand, positive results for many Technology companies and continued strong consumer spending caused many investors to pivot back into Technology, one of the worst performing sectors of 2022 but one of the best so far in 2023. Finally, with a mild winter, reduction of geopolitical unease, and fears of softening demand globally, oil, natural gas, and other commodities saw a drop in prices, causing Energy company shares to retreat after an incredibly strong 2022.

We believe that the outlook for U.S. stocks remains positive, primarily because we believe that the Federal Reserve may be done, or close to done, raising rates. Inflation has shown signs of easing, creating a better environment for consumers as well as businesses. The unemployment rate remains near record lows, there are elevated levels of cash on the balance sheets of U.S. companies and in the pockets of many consumers and investors, and there is the prospect of a more dovish Federal Reserve in the second half of 2023. However, we are cautiously watching certain parts of the economy for continued signs of weakness, as the risk of recession remains a concern. While volatility and uncertainty may continue to impact the markets, we encourage investors to stay the course, maintain a diversified portfolio, and keep a long-term perspective.

Suffice it to say, volatility and disparity of returns were at elevated levels for much of the first six months of our fiscal year. We saw four of our funds post negative total returns, of which two were invested primarily in the Financial sector and two were driven by the drop in Energy stocks. Overall, 13 of our 17 funds posted positive total returns for the first half of the fiscal year.

Tumultuous times call for introspection, allowing us to reflect on who we are and on what makes a fund a Hennessy Fund. We are long-term investors in companies, not traders of stocks, and we strive for positive shareholder returns over a complete market

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2

LETTER TO SHAREHOLDERS

cycle. Our funds are run by a talented group of Portfolio Managers, the vast majority of whom have over 20 years of investment experience and who bring their unique perspective and expertise. All our Portfolio Managers are professionals dedicated to running their portfolios with adherence to well-defined investment criteria and with a long-term focus in mind. We have five internal Portfolio Managers and sixteen external Portfolio Managers through five separate sub-advisors. Their expertise vary from Financials, Energy, and Utilities to Japanese companies to ESG (Environmental, Social, and Governance) companies. Some have invested through Black Monday and the Stock Market Crash of 1987, while a couple have entered the industry only after the Financial Crisis of 2007/2008.

We have 11 domestic equity funds, three domestic hybrid (equity and income) funds, two international equity funds, and one domestic ETF, which was added to our line-up in December 2022. Among our domestic mutual funds, we have eight funds that may invest across all sectors and six that focus primarily on one sector, including Energy, Financials, Utilities, and Technology. Most of our portfolios are concentrated, differentiated from their benchmarks, and designed to mitigate downside risk. In fact, as of April 30, 2023, the number of stocks in each of our 17 funds ranged from 10 to 63, with a median of 30. Excluding our hybrid and index funds, the median average active share of our funds was an impressive 90%. Active share measures how different a fund is versus its benchmark, with 100% signifying that the fund and benchmark have no common investments. Finally, the downside capture ratio, which measures the relative performance of a fund versus its benchmark on negative performance days, averaged a respectable 89%, 95%, and 90% across our funds for the three-year, five-year, and ten-year periods ended April 30, 2023.

We thank you for your continued interest in the Hennessy Funds, and we are grateful for your trust. While we prefer to post only positive returns for our shareholders, we are pleased that many of the Hennessy Funds did just that during the unpredictable past six months. If you have any questions or would like to speak with us directly, please call us at (800) 966-4354.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

The opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index is commonly used to measure the performance of U.S. stocks. This index is used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

Please refer to the Schedule of Investments included in this report for additional portfolio information.

[1]	S&P 500® Index monthly total returns: +5.59% in November 2022, -5.76% in December 2022, +6.28% in January 2023, -2.44% in February 2023, +3.67% in March 2023, and +1.56% in April 2023.
[2]
S&P 500® Financial Sector monthly total return: -9.55% in March 2023. KBW Bank Index monthly total return: -24.87% in March 2023. S&P 500® Information Technology sector total return: +18.88% for the six months ended April 30, 2023. S&P 500® Communication Services sector total return: +23.15% for the six months ended April 30, 2023.

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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2023

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Total Return
Fund (HDOGX)	2.62%	0.58%	4.36%	5.57%
75/25 Blended DJIA/Treasury Index	4.57%	5.37%	7.77%	8.78%
Dow Jones Industrial Average	5.29%	5.64%	9.49%	11.22%

Expense ratio: 1.77%

(1)	Periods of less than one year are not annualized.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The 75/25 Blended DJIA/Treasury Index consists of 75% common stocks represented by the Dow Jones Industrial Average and 25% short-duration Treasury securities represented by the ICE BofAML U.S. 3-Month Treasury Bill Index, which comprises U.S. Treasury securities maturing in three months. The Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange or The Nasdaq Stock Market LLC. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

The expense ratio presented is from the most recent prospectus. The expense ratio for the current reporting period is available in the Financial Highlights section of this report.

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4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2023 (Unaudited)

HENNESSY TOTAL RETURN FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
U.S. Treasury Bill, 4.980%, 07/13/2023	34.02%
U.S. Treasury Bill, 4.590%, 05/11/2023	22.88%
U.S. Treasury Bill, 4.750%, 06/15/2023	17.08%
JPMorgan Chase & Co.	7.65%
Verizon Communications, Inc.	7.18%
Intel Corp.	7.06%
Chevron Corp.	7.01%
Walgreens Boots Alliance, Inc.	6.97%
Dow, Inc.	6.91%
Cisco Systems, Inc.	6.81%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
5

COMMON STOCKS – 69.69%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 7.18%
Verizon Communications, Inc.	96,900	$3,762,627	7.18%

Consumer Staples – 10.52%
The Coca-Cola Co.	29,000	1,860,350	3.55%
Walgreens Boots Alliance, Inc.	103,600	3,651,900	6.97%
		5,512,250	10.52%

Energy – 7.01%
Chevron Corp.	21,800	3,675,044	7.01%

Financials – 7.65%
JPMorgan Chase & Co.	29,000	4,008,960	7.65%

Health Care – 3.25%
Amgen, Inc.	7,100	1,702,154	3.25%

Industrials – 6.79%
3M Co.	33,500	3,558,370	6.79%

Information Technology – 20.38%
Cisco Systems, Inc.	75,500	3,567,375	6.81%
Intel Corp.	119,000	3,696,140	7.06%
International Business Machines Corp.	27,000	3,413,070	6.51%
		10,676,585	20.38%

Materials – 6.91%
Dow, Inc.	66,500	3,617,600	6.91%

Total Common Stocks
(Cost $36,336,794)		36,513,590	69.69%

The accompanying notes are an integral part of these financial statements.

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6

SCHEDULE OF INVESTMENTS

SHORT-TERM INVESTMENTS – 75.18%	Number of Shares/		% of
	Par Amount	Value	Net Assets
Money Market Funds – 1.20%
First American Government Obligations Fund,
Institutional Class, 4.73% (a)	629,449	$629,449	1.20%

U.S. Treasury Bills – 73.98%
4.590%, 05/11/2023 (b)(c)	12,000,000	11,984,800	22.88%
4.750%, 06/15/2023 (b)(c)	9,000,000	8,949,150	17.08%
4.980%, 07/13/2023 (b)(c)	18,000,000	17,822,428	34.02%
		38,756,378	73.98%
Total Short-Term Investments
(Cost $39,387,469)		39,385,827	75.18%

Total Investments
(Cost $75,724,263) – 144.87%		75,899,417	144.87%
Liabilities in Excess of Other Assets – (44.87)%		(23,508,441)	(44.87)%

TOTAL NET ASSETS – 100.00%		$52,390,976	100.00%

Percentages are stated as a percent of net assets.

(a)	The rate listed is the fund’s seven-day yield as of April 30, 2023.
(b)	The rate listed is the discount rate at issue.
(c)	All or a portion of this security is pledged as collateral for securities sold subject to repurchase. The aggregate fair value of the collateral is $25,837,584.

Summary of Fair Value Exposure as of April 30, 2023

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2023 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$3,762,627	$—	$—	$3,762,627
Consumer Staples	5,512,250	—	—	5,512,250
Energy	3,675,044	—	—	3,675,044
Financials	4,008,960	—	—	4,008,960
Health Care	1,702,154	—	—	1,702,154
Industrials	3,558,370	—	—	3,558,370
Information Technology	10,676,585	—	—	10,676,585
Materials	3,617,600	—	—	3,617,600
Total Common Stocks	$36,513,590	$—	$—	$36,513,590
Short-Term Investments
Money Market Funds	$629,449	$—	$—	$629,449
U.S. Treasury Bills	—	38,756,378	—	38,756,378
Total Short-Term Investments	$629,449	$38,756,378	$—	$39,385,827
Total Investments	$37,143,039	$38,756,378	$—	$75,899,417

The accompanying notes are an integral part of these financial statements.

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Schedule of Reverse Repurchase Agreements

			Principal	Maturity	Maturity
Face Value	Counterparty	Rate	Trade Date	Date	Amount
$7,196,000	Jefferies LLC	4.90%	2/9/23	5/11/23	$7,284,151
5,397,000	Jefferies LLC	5.10%	3/16/23	6/15/23	5,465,812
10,794,000	Jefferies LLC	5.25%	4/13/23	7/13/23	10,935,671
$23,387,000					$23,685,634

As of April 30, 2023, the fair value of securities held as collateral for reverse repurchase agreements was $25,837,584, as noted on the Schedule of Investments.

Reverse repurchase agreements are carried at face value; hence, they are not included in the fair valuation hierarchy.  The face value of the reverse repurchase agreements at April 30, 2023, was $23,387,000.  Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value.  The face value plus interest due at maturity is equal to $23,685,634.

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of April 30, 2023 (Unaudited)

ASSETS:
Investments in securities, at value (cost $75,724,263)	$75,899,417
Dividends and interest receivable	96,916
Receivable for fund shares sold	192
Prepaid expenses and other assets	12,268
Total assets	76,008,793

LIABILITIES:
Payable for fund shares redeemed	23,561
Payable to advisor	26,218
Payable to administrator	9,568
Payable to auditor	11,226
Accrued distribution fees	8,054
Accrued service fees	4,370
Reverse repurchase agreements	23,387,000
Accrued interest payable	139,522
Accrued trustees fees	4,846
Accrued expenses and other payables	3,452
Total liabilities	23,617,817
NET ASSETS	$52,390,976

NET ASSETS CONSISTS OF:
Capital stock	$49,420,341
Total distributable earnings	2,970,635
Total net assets	$52,390,976

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$52,390,976
Shares issued and outstanding	4,030,877
Net asset value, offering price, and redemption price per share	$13.00

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the six months ended April 30, 2023 (Unaudited)

INVESTMENT INCOME:
Dividend income	$837,337
Interest income	816,781
Total investment income	1,654,118

EXPENSES:
Interest expense (See Notes 7 and 9)	521,493
Investment advisory fees (See Note 5)	163,625
Distribution fees – Investor Class (See Note 5)	40,906
Administration, accounting, custody, and transfer agent fees (See Note 5)	30,649
Service fees – Investor Class (See Note 5)	27,271
Sub-transfer agent expenses – Investor Class (See Note 5)	19,161
Compliance expense (See Note 5)	11,844
Audit fees	11,227
Federal and state registration fees	10,098
Trustees’ fees and expenses	9,588
Reports to shareholders	4,454
Legal fees	901
Other expenses	4,701
Total expenses	855,918
NET INVESTMENT INCOME	$798,200

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$2,689,175
Net change in unrealized appreciation/depreciation on investments	(2,160,564)
Net gain on investments	528,611
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,326,811

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2023	Year Ended
	(Unaudited)	October 31, 2022
OPERATIONS:
Net investment income	$798,200	$870,240
Net realized gain on investments	2,689,175	3,139,523
Net change in unrealized
appreciation/depreciation on investments	(2,160,564)	(3,362,849)
Net increase in net assets resulting from operations	1,326,811	646,914

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(3,336,414)	(852,484)
Total distributions	(3,336,414)	(852,484)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	3,847,809	3,818,336
Dividends reinvested – Investor Class	3,192,537	810,781
Cost of shares redeemed – Investor Class	(5,996,081)	(5,519,799)
Net increase (decrease) in net assets derived
from capital share transactions	1,044,265	(890,682)
TOTAL DECREASE IN NET ASSETS	(965,338)	(1,096,252)

NET ASSETS:
Beginning of period	53,356,314	54,452,566
End of period	$52,390,976	$53,356,314

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	287,282	278,708
Shares issued to holders as reinvestment
of dividends – Investor Class	240,542	60,970
Shares redeemed – Investor Class	(456,679)	(402,382)
Net increase (decrease) in shares outstanding	71,145	(62,704)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Cash Flows for the six months ended April 30, 2023 (Unaudited)

Cash flows from operating activities:
Net increase in net assets from operations	$1,326,811
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Payments to purchase securities	(12,374,610)
Proceeds from sale of securities	13,980,875
Proceeds from securities litigation	122
Net sale of short term investments	(1,133,225)
Realized gain on investments in securities	(2,689,175)
Net accretion of discount on securities	(781,504)
Change in unrealized appreciation/depreciation
on investments in securities	2,160,564
(Increases) decreases in operating assets:
Increase in dividends and interest receivable	(43,319)
Increase in prepaid expenses and other assets	(967)
Increases (decreases) in operating liabilities:
Increase in payable to advisor	437
Decrease in payable to administrator	(1,885)
Decrease in payable for distribution fees	(12,598)
Increase in payable for service fees	73
Increase in accrued interest payable	53,000
Decrease in accrued audit fees	(11,523)
Decrease in accrued trustee fees	(280)
Decrease in other accrued expenses and payables	(6,008)
Net cash provided by operating securities	466,788

Cash flows from financing activities:
Increase in reverse repurchase agreements	1,799,000
Proceeds on shares sold	3,853,815
Payment on shares redeemed	(5,975,726)
Distributions paid in cash, net of reinvestments	(143,877)
Net cash used for financing activities	(466,788)
Net increase in cash	—

Cash:
Beginning balance	—
Ending balance	$—

Supplemental information:
Non-cash financing activities not included herein, consisting
of dividend reinvestment of dividends and distributions	$3,192,537

Cash paid for interest	$468,493

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF CASH FLOWS

(This Page Intentionally Left Blank.)

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2023
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$13.47

Income from investment operations:
Net investment income	0.19	(1)
Net realized and unrealized gains (losses) on investments	0.17
Total from investment operations	0.36

Less distributions:
Dividends from net investment income	(0.17)
Dividends from net realized gains	(0.66)
Total distributions	(0.83)
Net asset value, end of period	$13.00

TOTAL RETURN	2.62	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$52.39
Ratio of expenses, including interest expense, to average net assets	3.14	%(3)
Ratio of net investment income to average net assets	2.93	%(3)
Portfolio turnover rate	32	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2022	2021	2020	2019	2018

$13.54	$11.97	$13.98	$13.57	$14.66

0.22 (1)	0.20 (1)	0.27 (1)	0.24 (1)	0.23
(0.07)	2.33	(1.99)	0.81	0.43
0.15	2.53	(1.72)	1.05	0.66

(0.22)	(0.20)	(0.29)	(0.24)	(0.23)
—	(0.76)	—	(0.40)	(1.52)
(0.22)	(0.96)	(0.29)	(0.64)	(1.75)
$13.47	$13.54	$11.97	$13.98	$13.57

1.12%	21.72%	-12.36%	7.93%	4.92%

$53.36	$54.45	$50.67	$72.94	$71.60
1.77%	1.35%	1.73%	2.31%	1.95%
1.62%	1.52%	2.05%	1.74%	1.67%
24%	19%	39%	30%	10%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements April 30, 2023 (Unaudited)

1).  ORGANIZATION

The Hennessy Total Return Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is total return, consisting of capital appreciation and current income. The Fund is a non-diversified fund and offers Investor Class shares.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).	Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the

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NOTES TO THE FINANCIAL STATEMENTS

amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid at the end of each calendar quarter. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Reverse Repurchase Agreements – Transactions involving reverse repurchase agreements are treated as collateralized financing transactions and are recorded at their contracted resell or repurchase amounts, which approximates fair value. Upon entering into a reverse repurchase agreement transaction, the Fund establishes a segregated account in which it maintains liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and the Fund subsequently monitors the account to ensure that it maintains such equivalent value. Interest on reverse repurchase agreements is included in interest payable.

As of April 30, 2023, securities with a fair value of $25,837,584, which are included in investments in securities in the Statement of Assets and Liabilities, were pledged to collateralize reverse repurchase agreements.

j).
Offsetting Assets and Liabilities – The Fund follows the financial reporting rules regarding offsetting assets and liabilities and related netting arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRAs”) that permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables under the MRA with collateral held with the counterparty and create one single net payment from the Fund. Upon a bankruptcy or insolvency of the MRA

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counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. In the event the buyer of securities under an MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the MRA may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities. For additional information regarding the offsetting of assets and liabilities as of April 30, 2023, please refer to the table in Note 9.

k).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

l).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations under the 1940 Act governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, generally eliminates the asset segregation framework used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund does not utilize derivatives and therefore has not adopted a derivatives risk management program. With regard to reverse repurchase agreements, the Fund complies with the asset coverage requirements of Section 18 of the 1940 Act, and does not treat them as derivatives transactions, as permitted by Rule 18f-4.

In December 2020, the SEC adopted a new rule under the 1940 Act providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements. The Fund has designated Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”), as its valuation designee under Rule 2a-5.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

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NOTES TO THE FINANCIAL STATEMENTS

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that

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security, any security or other asset will be valued at its fair value in accordance with Rule 2a-5 under the 1940 Act as determined under the fair value procedures of the Advisor, subject to oversight by the Board of Trustees of the Fund (the “Board”). Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate, with the assistance of the Valuation and Liquidity Committee, whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2023, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2023, were $12,374,610 and $13,980,875, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2023.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.60%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund. The shareholder service fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing,

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NOTES TO THE FINANCIAL STATEMENTS

printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2023, for reimbursement payments to the Advisor are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

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7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2023, the Fund had an outstanding average daily balance and a weighted average interest rate of $11,470 and 7.75%, respectively. The interest expensed by the Fund during the six months ended April 30, 2023, is included as a component of interest expense in the Statement of Operations. The maximum amount outstanding for the Fund during the period was $398,000. As of April 30, 2023, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2022, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$72,745,712
Gross tax unrealized appreciation	$6,521,426
Gross tax unrealized depreciation	(4,204,674)
Net tax unrealized appreciation/(depreciation)	$2,316,752
Undistributed ordinary income	$38,590
Undistributed long-term capital gains	2,624,896
Total distributable earnings	$2,663,486
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$4,980,238

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2022, the Fund had no tax-basis capital losses to offset future capital gains. During fiscal year 2022, the capital losses utilized by the Fund were $277,833.

Capital losses sustained in or after fiscal year 2012 can be carried forward indefinitely, but any such loss retains the character of the original loss and must be utilized prior to any loss incurred before fiscal year 2012. As a result of this ordering rule, capital loss carryforwards incurred prior to fiscal year 2012 may be more likely to expire unused. Capital losses sustained prior to fiscal year 2012 can be carried forward for eight years and can be carried forward as short-term capital losses regardless of the character of the original loss.

As of October 31, 2022, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2021, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

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22

NOTES TO THE FINANCIAL STATEMENTS

During fiscal year 2023 (year to date) and fiscal year 2022, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2023	October 31, 2022
Ordinary income(1)	$711,497	$852,484
Long-term capital gains	2,624,917	—
Total distributions	$3,336,414	$852,484

(1) Ordinary income includes short-term capital gains.

9).  REVERSE REPURCHASE AGREEMENTS

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed date and price. Reverse repurchase agreements are regarded as a form of secured borrowing by the Fund. Securities sold under reverse repurchase agreements are reflected as a liability in the Statement of Assets and Liabilities. Interest payments made under reverse repurchase agreements during the six months ended April 30, 2023 totaled $521,046 and are recorded as a component of interest expense in the Statement of Operations.

During the six months ended April 30, 2023, the average daily balance and average interest rate in effect for reverse repurchase agreements were $22,641,558 and 4.57%, respectively. Below is information about the scheduled maturity date, amount, and interest rate for outstanding reverse repurchase agreements as of April 30, 2023:

Maturity Date	Amount	Interest Rate
May 11, 2023	$ 7,196,000	4.90%
June 15, 2023	$ 5,397,000	5.10%
July 13, 2023	$10,794,000	5.25%

Outstanding reverse repurchase agreements as of April 30, 2023, comprised 44.64% of the Fund’s net assets.

Below is information about reverse repurchase agreements eligible for offset in the Statement of Assets and Liabilities, on both a gross and net basis:

	Gross	Net	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Amounts	Amounts
	Offset	Presented
Gross	in the	in the
Amounts of	Statement of	Statement of		Collateral
Recognized	Assets and	Assets and	Financial	Pledged	Net
Liabilities	Liabilities	Liabilities	Instruments	(Received)	Amount
$23,387,000	$—	$23,387,000	$23,387,000	$—	$—
$23,387,000	$—	$23,387,000	$23,387,000	$—	$—

For additional information, please refer to the “Offsetting Assets and Liabilities” section in Note 2.

10).  MARKET AND GEOPOLITICAL RISKS

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolios may underperform due to volatility in the banking sector, including bank failures, inflation (or expectations for inflation), increasing interest rates, global demand

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23

for particular products or resources, natural disasters, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

11).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2023, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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24

NOTES TO THE FINANCIAL STATEMENTS — EXPENSE EXAMPLE

Expense Example (Unaudited)
April 30, 2023

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2022, through April 30, 2023.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The example below includes, but is not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	November 1, 2022 –
	November 1, 2022	April 30, 2023	April 30, 2023
Investor Class
Actual	$1,000.00	$1,026.20	$31.81
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$31.69

(1)	Expenses are equal to the Fund’s annualized expense ratio of 3.14%, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2022 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

The Fund offers shareholders the option to receive account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery, please visit www.hennessyfunds.com/account. You may change your delivery preference at any time by visiting our website or calling U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

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26

PROXY VOTING — BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Board Approval of Investment Advisory
Agreement

At its meeting on March 7, 2023, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory agreement. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory agreement.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory agreement. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory agreement and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q;

(4)	A summary of the advisory agreement;

(5)	A recent Fund fact sheet, which included, among other things, Fund performance over various periods;

(6)	A description of the range of services provided by the Advisor and the distinction between the Advisor-provided services and the Sub-Advisor-provided services;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund; and

(8)	A memorandum from the Advisor regarding economies of scale.

All of the factors discussed were considered as a whole by the Trustees, as well as by the Independent Trustees meeting in executive session. The Trustees viewed the relevant factors in their totality, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory agreement, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor;

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(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor from serving as an investment advisor to the Fund (other than the advisory fee).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review and an assessment of the Advisor’s performance, the Trustees concluded that the Advisor provides high-quality services to the Fund, and they noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor acts as the portfolio manager for the Fund. In this capacity, the Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of each Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Fund’s service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Fund’s service providers, as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

(f)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(g)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(h)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(i)	For each annual report of the Fund, the Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(j)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(k)
The Advisor pays the incentive compensation of the Fund’s compliance officer and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(l)	The Advisor provides a quarterly compliance certification to the Board.

(m)	The Advisor prepares or reviews all Board materials, presents to and leads discussions with the Board, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees compared the performance of the Fund to benchmark indices over various periods and noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor manages the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted the continuation of the advisory agreement.

(3)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within a reasonable range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory agreement.

(4)
The Trustees also considered whether the Advisor was realizing economies of scale that should be shared with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund were variable asset-based fees, so the Advisor would not realize material economies of scale relating to these expenses as the assets of the Fund increased. For example, third-party platform fees increase as the Fund’s assets grow.

(5)
The Trustees considered the profitability of the Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

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(6)	The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees and concluded that this was beneficial to the Fund and its shareholders.

(7)
The Trustees considered any benefits to the Advisor from serving as an advisor to the Fund (other than the advisory fee). The Trustees noted that the Advisor may derive ancillary benefits from, by way of example, its association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor from its relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ finding that the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s own efforts in the performance of its duties under the advisory agreement.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory agreement.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

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For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Doug Franklin
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2023

HENNESSY EQUITY AND INCOME FUND
Investor Class  HEIFX
Institutional Class  HEIIX

www.hennessyfunds.com  |  1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	5
Financial Statements
Schedule of Investments	6
Statement of Assets and Liabilities	17
Statement of Operations	18
Statements of Changes in Net Assets	19
Financial Highlights	20
Notes to the Financial Statements	24
Expense Example	34
Proxy Voting Policy and Proxy Voting Records	36
Availability of Quarterly Portfolio Schedule	36
Federal Tax Distribution Information	36
Important Notice Regarding Delivery of Shareholder Documents	36
Electronic Delivery	36
Board Approval of Investment Advisory Agreements	37

HENNESSY FUNDS	1-800-966-4354

May 2023

Dear Hennessy Funds Shareholder:

The past six months in the stock market have been dramatic, even tumultuous, especially for certain sectors within the broader market. For the six-month period ended April 30, 2023, the broader equity markets rose then dipped each month consistently until the last two months of the period: the S&P 500® Index was up 6% in November, down 6% in December, up 6% in January, down 2% in February, up 4% in March, and finally up again 2% in April, resulting in a positive total return of 8.63% for the entire period.1

These single digit moves in the broader market masked the more pronounced moves in specific sectors or industries, the worst of which was the Financial sector’s 10% drop in March 2023. Within the Financial sector, large cap banks plunged 25%, precipitated by the second and third largest bank failures in history, which occurred over one weekend in early March. Our long-tenured and experienced Portfolio Manager, Dave Ellison, observed that March felt like ten years crammed into just a few weeks. Conversely, the Technology and Communication Services sectors performed exceptionally well during the six-month period ended April 30, 2023, with total returns of 19% and 23%, respectively, rebounding from a dismal 2022.2

While various factors drove this disparity of returns, interest rate hikes and persistent inflation were the primary causes behind many of the movements, both positive and negative, in the market. High inflation and low unemployment drove the Federal Reserve to increase rates 10 consecutive times over 14 months from March 2022 through early May 2023, bringing its benchmark interest rate from 0.25% to 5.25%, its highest level in 16 years. As rates rose and debt security prices dropped, banks’ capital levels declined, and in a few extreme instances this caused depositors to rapidly withdraw funds from certain riskier banks, leading to solvency issues and failures. On the other hand, positive results for many Technology companies and continued strong consumer spending caused many investors to pivot back into Technology, one of the worst performing sectors of 2022 but one of the best so far in 2023. Finally, with a mild winter, reduction of geopolitical unease, and fears of softening demand globally, oil, natural gas, and other commodities saw a drop in prices, causing Energy company shares to retreat after an incredibly strong 2022.

We believe that the outlook for U.S. stocks remains positive, primarily because we believe that the Federal Reserve may be done, or close to done, raising rates. Inflation has shown signs of easing, creating a better environment for consumers as well as businesses. The unemployment rate remains near record lows, there are elevated levels of cash on the balance sheets of U.S. companies and in the pockets of many consumers and investors, and there is the prospect of a more dovish Federal Reserve in the second half of 2023. However, we are cautiously watching certain parts of the economy for continued signs of weakness, as the risk of recession remains a concern. While volatility and uncertainty may continue to impact the markets, we encourage investors to stay the course, maintain a diversified portfolio, and keep a long-term perspective.

Suffice it to say, volatility and disparity of returns were at elevated levels for much of the first six months of our fiscal year. We saw four of our funds post negative total returns, of which two were invested primarily in the Financial sector and two were driven by the drop in Energy stocks. Overall, 13 of our 17 funds posted positive total returns for the first half of the fiscal year.

Tumultuous times call for introspection, allowing us to reflect on who we are and on what makes a fund a Hennessy Fund. We are long-term investors in companies, not traders of stocks, and we strive for positive shareholder returns over a complete market

WWW.HENNESSYFUNDS.COM

LETTER TO SHAREHOLDERS

cycle. Our funds are run by a talented group of Portfolio Managers, the vast majority of whom have over 20 years of investment experience and who bring their unique perspective and expertise. All our Portfolio Managers are professionals dedicated to running their portfolios with adherence to well-defined investment criteria and with a long-term focus in mind. We have five internal Portfolio Managers and sixteen external Portfolio Managers through five separate sub-advisors. Their expertise vary from Financials, Energy, and Utilities to Japanese companies to ESG (Environmental, Social, and Governance) companies. Some have invested through Black Monday and the Stock Market Crash of 1987, while a couple have entered the industry only after the Financial Crisis of 2007/2008.

We have 11 domestic equity funds, three domestic hybrid (equity and income) funds, two international equity funds, and one domestic ETF, which was added to our line-up in December 2022. Among our domestic mutual funds, we have eight funds that may invest across all sectors and six that focus primarily on one sector, including Energy, Financials, Utilities, and Technology. Most of our portfolios are concentrated, differentiated from their benchmarks, and designed to mitigate downside risk. In fact, as of April 30, 2023, the number of stocks in each of our 17 funds ranged from 10 to 63, with a median of 30. Excluding our hybrid and index funds, the median average active share of our funds was an impressive 90%. Active share measures how different a fund is versus its benchmark, with 100% signifying that the fund and benchmark have no common investments. Finally, the downside capture ratio, which measures the relative performance of a fund versus its benchmark on negative performance days, averaged a respectable 89%, 95%, and 90% across our funds for the three-year, five-year, and ten-year periods ended April 30, 2023.

We thank you for your continued interest in the Hennessy Funds, and we are grateful for your trust. While we prefer to post only positive returns for our shareholders, we are pleased that many of the Hennessy Funds did just that during the unpredictable past six months. If you have any questions or would like to speak with us directly, please call us at (800) 966-4354.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

The opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index is commonly used to measure the performance of U.S. stocks. This index is used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

Please refer to the Schedule of Investments included in this report for additional portfolio information.

[1]	S&P 500® Index monthly total returns: +5.59% in November 2022, -5.76% in December 2022, +6.28% in January 2023, -2.44% in February 2023, +3.67% in March 2023, and +1.56% in April 2023.
[2]
S&P 500® Financial Sector monthly total return: -9.55% in March 2023. KBW Bank Index monthly total return: -24.87% in March 2023. S&P 500® Information Technology sector total return: +18.88% for the six months ended April 30, 2023. S&P 500® Communication Services sector total return: +23.15% for the six months ended April 30, 2023.

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PERFORMANCE OVERVIEW

Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2023

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Equity and Income Fund –
Investor Class (HEIFX)	6.73%	1.61%	5.37%	5.77%
Hennessy Equity and Income Fund –
Institutional Class (HEIIX)	6.81%	1.88%	5.75%	6.14%
S&P 500® Index	8.63%	2.66%	11.45%	12.20%

Expense ratios: 1.58% (Investor Class); 1.20% (Institutional Class)

(1)	Periods of less than one year are not annualized.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. This index is used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

HENNESSY FUNDS	1-800-966-4354

Financial Statements

Schedule of Investments as of April 30, 2023 (Unaudited)

HENNESSY EQUITY AND INCOME FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Berkshire Hathaway, Inc., Class B	4.76%
Apple, Inc.	4.69%
O’Reilly Automotive, Inc.	3.86%
Alphabet, Inc., Class C	3.46%
BlackRock, Inc.	2.94%
Starbucks Corp.	2.78%
Visa, Inc., Class A	2.72%
Martin Marietta Materials, Inc.	2.49%
The Progressive Corp.	2.44%
Texas Instruments, Inc.	2.38%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

WWW.HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS

COMMON STOCKS – 66.39%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 4.62%
Alphabet, Inc., Class C (a)	26,364	$2,853,112	3.46%
Verizon Communications, Inc.	24,575	954,247	1.16%
		3,807,359	4.62%

Consumer Discretionary – 11.58%
CarMax, Inc. (a)	13,653	956,120	1.16%
Lowe’s Companies, Inc.	5,569	1,157,405	1.41%
O’Reilly Automotive, Inc. (a)	3,465	3,178,479	3.86%
Starbucks Corp.	20,061	2,292,772	2.78%
The Home Depot, Inc.	6,499	1,953,209	2.37%
		9,537,985	11.58%

Consumer Staples – 6.66%
Altria Group, Inc.	39,089	1,857,118	2.25%
Church & Dwight Co., Inc.	18,131	1,760,883	2.14%
Nestlé S.A. – ADR (b)	14,569	1,868,620	2.27%
		5,486,621	6.66%

Energy – 2.46%
Chevron Corp.	11,350	1,913,383	2.32%
Enbridge, Inc. (b)	925	36,778	0.04%
Kinder Morgan, Inc.	2,200	37,730	0.05%
The Williams Companies, Inc.	1,225	37,068	0.05%
		2,024,959	2.46%

Financials – 17.23%
Berkshire Hathaway, Inc., Class B (a)	11,922	3,916,973	4.76%
BlackRock, Inc.	3,603	2,418,334	2.94%
Fiserv, Inc. (a)	15,790	1,928,275	2.34%
The Charles Schwab Corp.	31,963	1,669,747	2.03%
The Progressive Corp.	14,763	2,013,673	2.44%
Visa, Inc., Class A	9,644	2,244,448	2.72%
		14,191,450	17.23%

Health Care – 3.09%
Johnson & Johnson	8,998	1,472,973	1.79%
Pfizer, Inc.	27,645	1,075,114	1.30%
		2,548,087	3.09%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Industrials – 5.81%
FedEx Corp.	7,720	$1,758,462	2.14%
Norfolk Southern Corp.	7,717	1,566,782	1.90%
Old Dominion Freight Line, Inc.	4,561	1,461,299	1.77%
		4,786,543	5.81%

Information Technology – 8.53%
Apple, Inc.	22,794	3,867,686	4.69%
Cisco Systems, Inc.	25,514	1,205,537	1.46%
Texas Instruments, Inc.	11,712	1,958,246	2.38%
		7,031,469	8.53%

Materials – 6.41%
Air Products and Chemicals, Inc.	5,627	1,656,364	2.01%
Martin Marietta Materials, Inc.	5,652	2,052,806	2.49%
NewMarket Corp.	3,923	1,567,631	1.91%
		5,276,801	6.41%

Total Common Stocks
(Cost $32,622,909)		54,691,274	66.39%

PREFERRED STOCKS – 2.14%

Communication Services – 0.07%
AT&T, Inc.
Series A, 5.000%, Perpetual	860	19,144	0.02%
Series C, 4.750%, Perpetual	1,935	40,403	0.05%
		59,547	0.07%

Consumer Discretionary – 0.03%
Ford Motor Co.
6.000%, 12/01/2059	515	12,535	0.01%
6.200%, 06/01/2059	613	15,386	0.02%
		27,921	0.03%

Consumer Staples – 0.06%
CHS, Inc.
Series 3, 6.750% to 09/30/2024 then
3 Month LIBOR USD + 4.155%, Perpetual (c)	840	21,067	0.03%
Series 4, 7.500%, Perpetual	940	24,826	0.03%
		45,893	0.06%

Financials – 1.96%
AEGON Funding Co. LLC, 5.100%, 12/15/2049	1,175	26,120	0.03%
American International Group, Inc., Series A, 5.850%, Perpetual	1,635	41,186	0.05%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS

PREFERRED STOCKS	Number		% of
	of Shares	Value	Net Assets
Financials (Continued)
Arch Capital Group Ltd.
Series G, 4.550%, Perpetual (b)	1,010	$19,372	0.02%
Series F, 5.450%, Perpetual (b)	726	16,850	0.02%
Axis Capital Holdings Ltd., Series E, 5.500%, Perpetual (b)	1,005	22,824	0.03%
Bank of America Corp.
Series QQ, 4.250%, Perpetual	1,575	29,752	0.04%
Series LL, 5.000%, Perpetual	1,420	31,623	0.04%
Series KK, 5.375%, Perpetual	1,675	39,664	0.05%
Bank of Hawaii Corp., Series A, 4.375%, Perpetual	1,160	18,166	0.02%
Bank OZK, Series A, 4.625%, Perpetual	1,495	23,397	0.03%
Cadence Bank, Series A, 5.500%, Perpetual	715	15,208	0.02%
Capital One Financial Corp.
Series J, 4.800%, Perpetual	2,060	40,088	0.05%
Series I, 5.000%, Perpetual	1,900	38,988	0.05%
Carlyle Finance LLC, 4.625%, 05/15/2061	995	18,786	0.02%
Citigroup, Inc., Series K, 6.875% to 11/15/2023 then
3 Month CME Term SOFR + 4.392%, Perpetual (c)	780	19,789	0.02%
Citizens Financial Group, Inc.
Series E, 5.000%, Perpetual	1,095	21,462	0.03%
Series D, 6.350% to 04/06/2024 then
3 Month LIBOR USD + 3.642%, Perpetual (c)	1,180	27,069	0.03%
ConnectOne Bancorp, Inc., Series A, 5.250% to 09/01/2026
then 5 Year CMT Rate + 4.420%, Perpetual (c)	625	10,156	0.01%
Cullen/Frost Bankers, Inc., Series B, 4.450%, Perpetual	860	16,761	0.02%
Equitable Holdings, Inc., Series A, 5.250%, Perpetual	1,270	27,267	0.03%
Federal Agricultural Mortgage Corp., Series F, 5.250%, Perpetual	585	13,127	0.02%
Fifth Third Bancorp
Series K, 4.950%, Perpetual	1,580	36,024	0.04%
Series I, 6.625% to 12/31/2023 then
3 Month LIBOR USD + 3.710%, Perpetual (c)	765	18,742	0.02%
First Citizens BancShares, Inc.
Series A, 5.375%, Perpetual	1,695	37,307	0.05%
Series C, 5.625%, Perpetual	675	14,431	0.02%
First Horizon Corp.
Series D, 6.100% to 05/01/2024 then
3 Month LIBOR USD + 3.859%, Perpetual (c)	530	11,761	0.01%
Series B, 6.625% to 08/01/2025 then
3 Month LIBOR USD + 4.262%, Perpetual (c)	700	16,247	0.02%
Hartford Financial Services Group, Inc., Series G, 6.000%, Perpetual	1,605	39,740	0.05%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

PREFERRED STOCKS	Number		% of
	of Shares	Value	Net Assets
Financials (Continued)
Huntington Bancshares, Inc.
Series H, 4.500%, Perpetual	2,275	$43,589	0.06%
Series J, 6.875% to 04/15/2028 then
5 Year CMT Rate + 2.704%, Perpetual (c)	1,400	34,720	0.04%
JPMorgan Chase & Co.
Series JJ, 4.550%, Perpetual	1,900	40,470	0.05%
Series LL, 4.625%, Perpetual	1,875	40,237	0.05%
KeyCorp
Series G, 5.625%, Perpetual	955	20,083	0.03%
Series F, 5.650%, Perpetual	755	16,225	0.02%
Series E, 6.125% to 12/15/2026 then
3 Month LIBOR USD + 3.892%, Perpetual (c)	512	11,515	0.01%
MetLife, Inc.
Series F, 4.750%, Perpetual	1,725	37,657	0.04%
Series E, 5.625%, Perpetual	580	14,500	0.02%
Morgan Stanley
Series O, 4.250%, Perpetual	2,365	46,141	0.06%
Series K, 5.850% to 04/15/2027 then
3 Month LIBOR USD + 3.491%, Perpetual (c)	1,150	28,762	0.03%
Series I, 6.375% to 10/15/2024 then
3 Month LIBOR USD + 3.708%, Perpetual (c)	790	19,853	0.02%
Regions Financial Corp.
Series E, 4.450%, Perpetual	1,960	37,044	0.04%
Series C, 5.700% to 05/15/2029 then
3 Month LIBOR USD + 3.148%, Perpetual (c)	1,035	23,950	0.03%
State Street Corp., Series D, 5.900% to 03/15/2024 then
3 Month LIBOR USD + 3.108%, Perpetual (c)	1,975	47,992	0.06%
Synchrony Financial, Series A, 5.625%, Perpetual	1,815	30,764	0.04%
Synovus Financial Corp.
Series E, 5.875% to 07/01/2024 then
5 Year CMT Rate + 4.127%, Perpetual (c)	1,270	26,873	0.03%
Series D, 6.300% to 06/21/2023 then
3 Month LIBOR USD + 3.352%, Perpetual (c)	740	16,628	0.02%
Texas Capital Bancshares, Inc., Series B, 5.750%, Perpetual	1,110	22,577	0.03%
The Allstate Corp., Series H, 5.100%, Perpetual	1,120	26,712	0.03%
The Charles Schwab Corp.
Series J, 4.450%, Perpetual	1,495	30,976	0.04%
Series D, 5.950%, Perpetual	765	19,255	0.02%
The Goldman Sachs Group, Inc., Series K, 6.375% to 05/10/2024
then 3 Month CME Term SOFR + 3.550%, Perpetual (c)	895	22,581	0.03%
Truist Financial Corp.
Series R, 4.750%, Perpetual	2,190	47,063	0.06%
Series O, 5.250%, Perpetual	1,625	38,253	0.04%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS

PREFERRED STOCKS	Number of Shares/		% of
	Par Amount	Value	Net Assets
Financials (Continued)
US Bancorp
Series O, 4.500%, Perpetual	1,295	$26,521	0.03%
Series B, 5.860% to 5/30/2023 then
3 Month LIBOR USD + 0.600%, Perpetual (c)	1,970	36,721	0.05%
Washington Federal, Inc., Series A, 4.875%, Perpetual	1,395	21,902	0.03%
Wells Fargo & Co.
Series Z, 4.750%, Perpetual	1,930	38,832	0.05%
Series Y, 5.625%, Perpetual	780	18,447	0.02%
Series R, 6.625% to 03/15/2024 then
3 Month LIBOR USD + 3.690%, Perpetual (c)	1,505	37,339	0.04%
		1,616,089	1.96%

Utilities – 0.02%
Entergy Arkansas LLC, 4.875%, 09/01/2066	770	17,987	0.02%

Total Preferred Stocks
(Cost $2,000,091)		1,767,437	2.14%

REITS – 0.03%

Real Estate – 0.03%
Public Storage, Series P, 4.000%, Perpetual	1,185	22,882	0.03%

Total REITS
(Cost $21,072)		22,882	0.03%

CORPORATE BONDS – 16.43%

Communication Services – 1.66%
AT&T, Inc., 4.250%, 03/01/2027	$980,000	973,735	1.18%
Comcast Corp., 4.650%, 02/15/2033	250,000	253,059	0.31%
T-Mobile USA, Inc., 3.875%, 04/15/2030	150,000	141,132	0.17%
		1,367,926	1.66%

Consumer Discretionary – 0.81%
Lowe’s Companies, Inc., 2.625%, 04/01/2031	325,000	279,409	0.34%
Starbucks Corp., 3.500%, 03/01/2028	400,000	386,434	0.47%
		665,843	0.81%

Energy – 1.68%
Canadian Natural Resources Ltd., 3.900%, 02/01/2025 (b)	1,000,000	979,208	1.19%
The Williams Companies, Inc., 2.600%, 03/15/2031	475,000	403,138	0.49%
		1,382,346	1.68%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

CORPORATE BONDS			% of
	Par Amount	Value	Net Assets
Financials – 7.65%
Aflac, Inc., 3.600%, 04/01/2030	300,000	$282,821	0.34%
Bank of America Corp., 2.299% to 07/21/2031 then
SOFR + 1.220%, 07/21/2032 (c)	575,000	463,493	0.56%
Fifth Third Bancorp, 3.650%, 01/25/2024	225,000	221,268	0.27%
General Motors Financial Co., Inc., 3.700%, 05/09/2023	1,075,000	1,074,567	1.30%
Huntington Bancshares, Inc.
2.550%, 02/04/2030	525,000	427,131	0.52%
4.000%, 05/15/2025	365,000	348,291	0.42%
JPMorgan Chase & Co., 2.069% to 06/01/2028 then
SOFR + 1.015%, 06/01/2029 (c)	325,000	282,258	0.34%
Marsh & McLennan Companies, Inc., 4.375%, 03/15/2029	275,000	272,889	0.33%
Morgan Stanley
1.593% to 05/04/2026 then SOFR + 0.879%, 05/04/2027 (c)	295,000	265,230	0.32%
2.239% to 07/21/2031 then SOFR + 1.178%, 07/21/2032 (c)	330,000	266,117	0.33%
PayPal Holdings, Inc., 2.850%, 10/01/2029	750,000	679,806	0.83%
Prudential Financial, Inc., 3.878%, 03/27/2028	260,000	253,499	0.31%
Regions Financial Corp., 1.800%, 08/12/2028	325,000	269,845	0.33%
State Street Corp., 4.821% to 01/26/2033 then
SOFR + 1.567%, 01/26/2034 (c)	175,000	174,124	0.21%
The Goldman Sachs Group, Inc., 4.223% to 05/01/2028 then
3 Month CME Term SOFR + 1.301%, 05/01/2029 (c)	300,000	287,855	0.35%
Willis North America, Inc., 3.600%, 05/15/2024	750,000	735,408	0.89%
		6,304,602	7.65%

Health Care – 2.11%
Edwards Lifesciences Corp., 4.300%, 06/15/2028	700,000	699,679	0.85%
Evernorth Health, Inc., 3.500%, 06/15/2024	700,000	689,580	0.84%
Regeneron Pharmaceuticals, Inc., 1.750%, 09/15/2030	425,000	346,839	0.42%
		1,736,098	2.11%

Industrials – 0.81%
General Electric Co., 3.625%, 05/01/2030	380,000	345,144	0.42%
The Boeing Co., 2.196%, 02/04/2026	225,000	208,905	0.25%
The Timken Co., 6.875%, 05/08/2028	110,000	116,347	0.14%
		670,396	0.81%

Information Technology – 1.71%
Autodesk, Inc., 2.850%, 01/15/2030	675,000	602,683	0.73%
Broadcom, Inc., 4.110%, 09/15/2028	425,000	408,310	0.50%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS

CORPORATE BONDS			% of
	Par Amount	Value	Net Assets
Information Technology (Continued)
International Business Machines Corp.
2.200%, 02/09/2027	125,000	$115,470	0.14%
2.720%, 02/09/2032	325,000	281,683	0.34%
		1,408,146	1.71%

Total Corporate Bonds
(Cost $14,655,128)		13,535,357	16.43%

MORTGAGE-BACKED SECURITIES – 2.58%

Federal Agency Mortgage-Backed Obligations – 2.58%
Fannie Mae Pool
3.000%, 10/01/2043	809,059	744,088	0.90%
3.500%, 01/01/2042	149,831	142,858	0.18%
6.000%, 10/01/2037	74,929	76,910	0.09%
Fannie Mae REMICS
Series 2013-52, 1.250%, 06/25/2043	38,120	32,140	0.04%
Series 2012-16, 2.000%, 11/25/2041	36,993	33,150	0.04%
Freddie Mac Gold Pool
3.000%, 05/01/2042	431,638	397,402	0.48%
3.000%, 09/01/2042	542,724	499,684	0.61%
5.500%, 04/01/2037	30,133	31,239	0.04%
Freddie Mac REMICS
Series 4146, 1.500%, 10/15/2042	9,866	9,452	0.01%
Series 4309, 2.000%, 10/15/2043	32,859	29,955	0.04%
Series 3870, 2.750%, 01/15/2041	10,839	10,426	0.01%
Series 4322, 3.000%, 05/15/2043	48,051	46,309	0.05%
Government National Mortgage Association,
Series 2013-24, 1.750%, 02/16/2043	82,404	72,518	0.09%

Total Mortgage-Backed Securities
(Cost $2,301,627)		2,126,131	2.58%

U.S. TREASURY OBLIGATIONS – 9.80%

U.S. Treasury Notes – 9.80%
0.250%, 08/31/2025	1,250,000	1,147,876	1.39%
0.625%, 03/31/2027	450,000	401,027	0.49%
0.750%, 04/30/2026	1,500,000	1,372,735	1.67%
1.250%, 12/31/2026	625,000	573,425	0.70%
1.250%, 04/30/2028	425,000	380,192	0.46%
1.500%, 02/15/2025	200,000	190,684	0.23%
1.875%, 07/31/2026	1,550,000	1,462,328	1.78%
2.125%, 03/31/2024	100,000	97,559	0.12%
2.500%, 03/31/2027	200,000	191,668	0.23%
2.625%, 04/15/2025	300,000	291,609	0.35%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

U.S. TREASURY OBLIGATIONS	Par Amount/		% of
	Number of Shares	Value	Net Assets
U.S. Treasury Notes (Continued)
2.750%, 08/15/2032	550,000	$519,535	0.63%
3.000%, 10/31/2025	450,000	440,350	0.53%
3.500%, 02/15/2033	50,000	50,207	0.06%
4.125%, 09/30/2027	350,000	357,362	0.43%
4.250%, 09/30/2024	600,000	598,254	0.73%

Total U.S. Treasury Obligations
(Cost $8,556,188)		8,074,811	9.80%

INVESTMENT COMPANIES (EXCLUDING
MONEY MARKET FUNDS) – 0.54%

Financials – 0.54%
Ares Capital Corp.	1,995	36,867	0.04%
Bain Capital Specialty Finance, Inc.	2,655	31,090	0.04%
BlackRock TCP Capital Corp.	3,015	30,271	0.04%
Carlyle Secured Lending, Inc.	2,935	41,295	0.05%
FS KKR Capital Corp.	1,865	35,081	0.04%
Golub Capital BDC, Inc.	2,775	37,407	0.05%
Hercules Capital, Inc.	2,325	30,783	0.04%
MidCap Financial Investment Corp.	3,225	36,507	0.04%
Monroe Capital Corp.	4,000	29,160	0.04%
New Mountain Finance Corp.	3,130	37,216	0.04%
Oaktree Specialty Lending Corp.	1,910	36,061	0.04%
Sixth Street Specialty Lending, Inc.	1,825	33,361	0.04%
TriplePoint Venture Growth BDC Corp.	2,500	29,675	0.04%

Total Investment Companies
(Excluding Money Market Funds)
(Cost $550,539)		444,774	0.54%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS

SHORT-TERM INVESTMENTS – 1.76%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 1.76%
First American Government Obligations Fund,
Institutional Class, 4.73% (d)	1,448,949	$1,448,949	1.76%

Total Short-Term Investments
(Cost $1,448,949)		1,448,949	1.76%

Total Investments
(Cost $62,156,503) – 99.67%		82,111,615	99.67%
Other Assets in Excess of Liabilities – 0.33%		271,012	0.33%

TOTAL NET ASSETS – 100.00%		$82,382,627	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
CMT – Constant Maturity Treasury
LIBOR – London Interbank Offered Rate
REIT – Real Estate Investment Trust
SOFR – Secured Overnight Financing Rate
(a)	Non-income-producing security.
(b)	U.S.-traded security of a foreign corporation.
(c)	Variable rate security; rate disclosed is the rate as of April 30, 2023.
(d)	The rate listed is the fund’s seven-day yield as of April 30, 2023.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Summary of Fair Value Exposure as of April 30, 2023

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2023 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$3,807,359	$—	$—	$3,807,359
Consumer Discretionary	9,537,985	—	—	9,537,985
Consumer Staples	5,486,621	—	—	5,486,621
Energy	2,024,959	—	—	2,024,959
Financials	14,191,450	—	—	14,191,450
Health Care	2,548,087	—	—	2,548,087
Industrials	4,786,543	—	—	4,786,543
Information Technology	7,031,469	—	—	7,031,469
Materials	5,276,801	—	—	5,276,801
Total Common Stocks	$54,691,274	$—	$—	$54,691,274
Preferred Stocks
Communication Services	$59,547	$—	$—	$59,547
Consumer Discretionary	27,921	—	—	27,921
Consumer Staples	45,893	—	—	45,893
Financials	1,616,089	—	—	1,616,089
Utilities	17,987	—	—	17,987
Total Preferred Stocks	$1,767,437	$—	$—	$1,767,437
REITS
Real Estate	$22,882	$—	$—	$22,882
Total REITS	$22,882	$—	$—	$22,882
Corporate Bonds
Communication Services	$—	$1,367,926	$—	$1,367,926
Consumer Discretionary	—	665,843	—	665,843
Energy	—	1,382,346	—	1,382,346
Financials	—	6,304,602	—	6,304,602
Health Care	—	1,736,098	—	1,736,098
Industrials	—	670,396	—	670,396
Information Technology	—	1,408,146	—	1,408,146
Total Corporate Bonds	$—	$13,535,357	$—	$13,535,357
Mortgage-Backed Securities
Federal Agency Mortgage-Backed Obligations	$—	$2,126,131	$—	$2,126,131
Total Mortgage-Backed Securities	$—	$2,126,131	$—	$2,126,131
U.S. Treasury Obligations
U.S. Treasury Notes	$—	$8,074,811	$—	$8,074,811
Total U.S. Treasury Obligations	$—	$8,074,811	$—	$8,074,811
Investment Companies
(Excluding Money Market Funds)
Financials	$444,774	$—	$—	$444,774
Total Investment Companies
(Excluding Money Market Funds)	$444,774	$—	$—	$444,774
Short-Term Investments
Money Market Funds	$1,448,949	$—	$—	$1,448,949
Total Short-Term Investments	$1,448,949	$—	$—	$1,448,949
Total Investments	$58,375,316	$23,736,299	$—	$82,111,615

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of April 30, 2023 (Unaudited)

ASSETS:
Investments in securities, at value (cost $62,156,503)	$82,111,615
Dividends and interest receivable	278,054
Receivable for fund shares sold	408
Receivable for securities sold	118,551
Prepaid expenses and other assets	20,353
Total assets	82,528,981

LIABILITIES:
Payable for fund shares redeemed	31,491
Payable to advisor	53,917
Payable to sub-transfer agents	16,365
Payable to administrator	14,596
Payable to auditor	11,226
Accrued distribution fees	7,460
Accrued service fees	3,104
Accrued trustees fees	5,129
Accrued expenses and other payables	3,066
Total liabilities	146,354
NET ASSETS	$82,382,627

NET ASSETS CONSISTS OF:
Capital stock	$59,741,787
Total distributable earnings	22,640,840
Total net assets	$82,382,627

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$37,995,897
Shares issued and outstanding	2,608,234
Net asset value, offering price, and redemption price per share	$14.57

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$44,386,730
Shares issued and outstanding	3,246,038
Net asset value, offering price, and redemption price per share	$13.67

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Financial Statements

Statement of Operations for the six months ended April 30, 2023 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$578,194
Interest income	391,246
Total investment income	969,440

EXPENSES:
Investment advisory fees (See Note 5)	338,644
Sub-transfer agent expenses – Investor Class (See Note 5)	42,668
Sub-transfer agent expenses – Institutional Class (See Note 5)	26,982
Administration, accounting, custody, and transfer agent fees (See Note 5)	45,326
Distribution fees – Investor Class (See Note 5)	28,793
Service fees – Investor Class (See Note 5)	19,195
Federal and state registration fees	15,461
Compliance expense (See Note 5)	11,844
Audit fees	11,227
Trustees’ fees and expenses	9,831
Reports to shareholders	6,340
Legal fees	806
Interest expense (See Note 7)	90
Other expenses	7,421
Total expenses	564,628
NET INVESTMENT INCOME	$404,812

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments:	$2,889,815
Net change in unrealized appreciation/depreciation on investments:	2,317,802
Net gain on investments	5,207,617
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,612,429

(1)	Net of foreign taxes withheld and issuance fees of $7,191.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2023	Year Ended
	(Unaudited)	October 31, 2022
OPERATIONS:
Net investment income	$404,812	$757,118
Net realized gain on investments	2,889,815	2,841,084
Net change in unrealized
appreciation/depreciation on investments	2,317,802	(17,205,736)
Net increase (decrease) in net
assets resulting from operations	5,612,429	(13,607,534)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(1,161,239)	(3,654,611)
Distributable earnings – Institutional Class	(1,502,545)	(4,723,563)
Total distributions	(2,663,784)	(8,378,174)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	189,433	1,881,768
Proceeds from shares subscribed – Institutional Class	862,846	2,382,337
Dividends reinvested – Investor Class	1,127,928	3,556,955
Dividends reinvested – Institutional Class	1,107,029	3,602,091
Cost of shares redeemed – Investor Class	(3,853,644)	(10,361,778)
Cost of shares redeemed – Institutional Class	(6,913,848)	(12,193,431)
Net decrease in net assets derived
from capital share transactions	(7,480,256)	(11,132,058)
TOTAL DECREASE IN NET ASSETS	(4,531,611)	(33,117,766)

NET ASSETS:
Beginning of period	86,914,238	120,032,004
End of period	$82,382,627	$86,914,238

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	13,356	115,566
Shares sold – Institutional Class	64,444	160,649
Shares issued to holders as reinvestment
of dividends – Investor Class	79,239	217,125
Shares issued to holders as reinvestment
of dividends – Institutional Class	82,887	234,876
Shares redeemed – Investor Class	(269,681)	(673,769)
Shares redeemed – Institutional Class	(516,636)	(853,794)
Net decrease in shares outstanding	(546,391)	(799,347)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2023
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$14.06

Income from investment operations:
Net investment income	0.06	(1)
Net realized and unrealized gains (losses) on investments	0.88
Total from investment operations	0.94

Less distributions:
Dividends from net investment income	(0.05)
Dividends from net realized gains	(0.38)
Total distributions	(0.43)
Net asset value, end of period	$14.57

TOTAL RETURN	6.73	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$38.00
Ratio of expenses to average net assets	1.53	%(3)
Ratio of net investment income to average net assets	0.76	%(3)
Portfolio turnover rate(4)	4	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2022	2021	2020	2019	2018

$17.26	$15.12	$15.72	$15.82	$16.24

0.08 (1)	0.09 (1)	0.16 (1)	0.18 (1)	0.16
(2.09)	3.01	0.40	1.02	0.40
(2.01)	3.10	0.56	1.20	0.56

(0.08)	(0.10)	(0.16)	(0.17)	(0.14)
(1.11)	(0.86)	(1.00)	(1.13)	(0.84)
(1.19)	(0.96)	(1.16)	(1.30)	(0.98)
$14.06	$17.26	$15.12	$15.72	$15.82

-12.60%	21.24%	3.74%	8.39%	3.44%

$39.17	$53.97	$51.29	$93.51	$121.32
1.51%	1.49%	1.49%	1.46%	1.42%
0.53%	0.54%	1.08%	1.16%	0.89%
15%	26%	22%	16%	18%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2023
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$13.21

Income from investment operations:
Net investment income	0.08	(1)
Net realized and unrealized gains (losses) on investments	0.81
Total from investment operations	0.89

Less distributions:
Dividends from net investment income	(0.07)
Dividends from net realized gains	(0.36)
Total distributions	(0.43)
Net asset value, end of period	$13.67

TOTAL RETURN	6.81	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$44.39
Ratio of expenses to average net assets	1.17	%(3)
Ratio of net investment income to average net assets	1.12	%(3)
Portfolio turnover rate(4)	4	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2022	2021	2020	2019	2018

$16.22	$14.22	$14.80	$14.93	$15.34

0.13 (1)	0.14 (1)	0.20 (1)	0.22 (1)	0.19
(1.97)	2.83	0.38	0.96	0.39
(1.84)	2.97	0.58	1.18	0.58

(0.13)	(0.16)	(0.22)	(0.24)	(0.20)
(1.04)	(0.81)	(0.94)	(1.07)	(0.79)
(1.17)	(0.97)	(1.16)	(1.31)	(0.99)
$13.21	$16.22	$14.22	$14.80	$14.93

-12.25%	21.68%	4.16%	8.76%	3.86%

$47.74	$66.06	$61.75	$80.40	$97.86
1.13%	1.12%	1.12%	1.09%	1.02%
0.90%	0.91%	1.44%	1.53%	1.28%
15%	26%	22%	16%	18%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Financial Statements

Notes to the Financial Statements April 30, 2023 (Unaudited)

1).  ORGANIZATION

The Hennessy Equity and Income Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term capital growth and current income. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

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NOTES TO THE FINANCIAL STATEMENTS

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid at the end of each calendar quarter. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
REIT Equity Securities – Distributions received from real estate investment trusts (“REITs”) may be classified as dividends, capital gains, or return of capital. Investments in REITs may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make any required distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. At other times, investments in a REIT may result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally do not constitute qualified dividend income and do not qualify for the dividends-received deduction.

j).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

HENNESSY FUNDS	1-800-966-4354

k).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations under the 1940 Act governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, generally eliminates the asset segregation framework used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund does not utilize derivatives and therefore has not adopted a derivatives risk management program.

In December 2020, the SEC adopted a new rule under the 1940 Act providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements. The Fund has designated Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”), as its valuation designee under Rule 2a-5.

In March 2020, FASB issued Accounting Standards Update 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance was to provide relief to companies that would be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks would no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes by the UK Financial Conduct Authority. The new guidance allows companies to account for contract modifications as a continuance of the existing contract without additional analysis, provided that the only change to existing contracts is a change to an approved benchmark interest rate. In addition, derivative contracts that qualified for hedge accounting prior to contract modification will be allowed to continue to receive such treatment even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Fund may elect to apply the amendments as of March 12, 2020 through December 31, 2022. See Note 9 for more information.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

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NOTES TO THE FINANCIAL STATEMENTS

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the

HENNESSY FUNDS	1-800-966-4354

security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, any security or other asset will be valued at its fair value in accordance with Rule 2a-5 under the 1940 Act as determined under the fair value procedures of the Advisor, subject to oversight by the Board of Trustees of the Fund (the “Board”). Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate, with the assistance of the Valuation and Liquidity Committee, whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2023, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2023, were $3,495,344 and $12,462,575, respectively.

Purchases and sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2023, were $144,896 and $815,635, respectively.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor oversees the provision of investment advice and

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NOTES TO THE FINANCIAL STATEMENTS

furnishes office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.80%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

The Advisor has delegated the day-to-day management of the equity allocation of the Fund to a sub-advisor, The London Company of Virginia, LLC, and has delegated the day-to-day management of the fixed income allocation of the Fund to a sub-advisor, FCI Advisors. The Advisor pays the sub-advisory fees from its own assets, and these fees are not an additional expense of the Fund. During the six months ended April 30, 2023, the Advisor (not the Fund) paid a sub-advisory fee at the rate of 0.33% of the daily net assets of the equity allocation of the Fund and 0.27% of the daily net assets of the fixed income allocation of the Fund.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule

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that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2023, for reimbursement payments to the Advisor are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2023, the Fund had an outstanding average daily balance and a weighted average interest rate of $2,298 and 7.75%, respectively. The interest expensed by the Fund during the six months ended April 30, 2023, is included in the Statement of Operations. The maximum amount outstanding for the Fund during the period was $110,000. As of April 30, 2023, the Fund did not have any borrowings outstanding under the line of credit.

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NOTES TO THE FINANCIAL STATEMENTS

8).  FEDERAL TAX INFORMATION

As of October 31, 2022, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$69,340,330
Gross tax unrealized appreciation	$22,371,738
Gross tax unrealized depreciation	(4,995,353)
Net tax unrealized appreciation/(depreciation)	$17,376,385
Undistributed ordinary income	$17,120
Undistributed long-term capital gains	2,298,690
Total distributable earnings	$2,315,810
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$19,692,195

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2022, the Fund had no tax-basis capital losses to offset future capital gains.

As of October 31, 2022, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2021, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2023 (year to date) and fiscal year 2022, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2023	October 31, 2022
Ordinary income(1)	$365,073	$779,687
Long-term capital gains	2,298,711	7,598,487
Total distributions	$2,663,784	$8,378,174

(1) Ordinary income includes short-term capital gains.

9).  LIBOR TRANSITION

The Fund invests in securities of financial institutions that may be involved in financings based on, among other floating rates, LIBOR. Determined by the ICE Benchmark Administration, LIBOR is an average interest rate that banks charge one another for the use of short-term money. In 2017, the United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates LIBOR, announced plans to phase out the use of LIBOR by the end of 2021. Most LIBOR settings are no longer being published as of December 31, 2021, and the FCA and ICE Benchmark Administrator have announced that a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The U.S. Federal Reserve has begun publishing the Secured Overnight Financing Rate (SOFR), which is intended to replace the U.S. dollar LIBOR. Other regulators and industry groups around the world have announced or begun publishing proposed alternative reference rates for other currencies, but global consensus is lacking, and the process for amending many existing contracts or instruments to transition away from LIBOR remains unclear. Uncertainty related to the liquidity impact of the change in reference rates and how to

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appropriately adjust these rates at the time of transition may lead to increased volatility and illiquidity in markets tied to LIBOR, reduce the value of LIBOR-related instruments, and reduce the effectiveness of hedging strategies, which could adversely affect the Fund’s performance. Moreover, the risks associated with this discontinuation and transition could be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.

10).  MARKET AND GEOPOLITICAL RISKS

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolios may underperform due to volatility in the banking sector, including bank failures, inflation (or expectations for inflation), increasing interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

11).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2023, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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NOTES TO THE FINANCIAL STATEMENTS

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Expense Example (Unaudited)
April 30, 2023

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2022, through April 30, 2023.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	November 1, 2022 –
	November 1, 2022	April 30, 2023	April 30, 2023
Investor Class
Actual	$1,000.00	$1,067.30	$15.81
Hypothetical (5% return before expenses)	$1,000.00	$1,034.70	$15.57

Institutional Class
Actual	$1,000.00	$1,068.10	$12.10
Hypothetical (5% return before expenses)	$1,000.00	$1,038.30	$11.92

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.53% for Investor Class shares or 1.17% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2022 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 5.34%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

The Fund offers shareholders the option to receive account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery, please visit www.hennessyfunds.com/account. You may change your delivery preference at any time by visiting our website or calling U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

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PROXY VOTING — BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

Board Approval of Investment Advisory
Agreements

At its meeting on March 7, 2023, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”), the sub-advisory agreement for the equity allocation of the Fund between the Advisor and The London Company, LLC, and the sub-advisory agreement for the fixed income allocation of the Fund between the Advisor and FCI Advisors (with The London Company, LLC and FCI Advisors each herein referred to individually as a “Sub-Advisor” and together as the “Sub-Advisors”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory and sub-advisory agreements. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory and sub-advisory agreements.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory and sub-advisory agreements. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory and sub-advisory agreements and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory and sub-advisory agreements and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q;

(4)	Summaries of the advisory and sub-advisory agreements;

(5)	A recent Fund fact sheet, which included, among other things, Fund performance over various periods;

(6)	A description of the range of services provided by the Advisor and the Sub-Advisors and the distinction between the Advisor-provided services and the Sub-Advisor-provided services;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund;

(8)	A memorandum from the Advisor regarding economies of scale;

(9)	A completed questionnaire from each Sub-Advisor;

(10)	Summaries of each Sub-Advisor’s questionnaire and relevant information from such Sub-Advisor’s Form ADV Parts I and II;

(11)	Financial information for the holding company of each Sub-Advisor; and

(12)	Each Sub-Advisor’s Code of Ethics.

All of the factors discussed were considered as a whole by the Trustees, as well as by the Independent Trustees meeting in executive session. The Trustees viewed the relevant factors in their totality, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory and

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sub-advisory agreements. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory and sub-advisory agreements, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor and the Sub-Advisors;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor and the Sub-Advisors;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor and the Sub-Advisors from serving as an investment advisor to the Fund (other than the advisory and sub-advisory fees).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review and an assessment of the Advisor’s performance, the Trustees concluded that the Advisor provides high-quality services to the Fund, and they noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor oversees the Sub-Advisors for the Fund, and the Sub-Advisors act as the portfolio managers for the Fund by providing portfolio management services.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of each Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Sub-Advisors and the Fund’s other service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Sub-Advisors and the Fund’s other service providers, as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

WWW.HENNESSYFUNDS.COM

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(f)
The Advisor oversees the selection and continued employment of each Sub-Advisor, reviews the Fund’s investment performance, and monitors each Sub-Advisor’s adherence to the Fund’s investment objectives, policies, and restrictions.

(g)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(h)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(i)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(j)	For each annual report of the Fund, the Advisor reviews the written summaries prepared by the Sub-Advisors of the Fund’s performance during the most recent 12-month period.

(k)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(l)
The Advisor pays the incentive compensation of the Fund’s compliance officer and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(m)	The Advisor provides a quarterly compliance certification to the Board.

(n)	The Advisor prepares or reviews all Board materials, presents to and leads discussions with the Board, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees considered the services identified below that are provided by each Sub-Advisor. Based on this review and an assessment of each Sub-Advisor’s performance, the Trustees concluded that each Sub-Advisor provides high-quality services to the Fund. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by each Sub-Advisor and that the nature and extent of the services provided by each Sub-Advisor were appropriate to assure that the Fund’s portfolio aligns properly with its investment objective and principal investment strategies.

(a)	Each Sub-Advisor acts as the portfolio manager for the Fund. In this capacity, each Sub-Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

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(ii)	seeks best execution for the Fund’s portfolio; and

(iii)	manages proxy voting for the Fund.

(b)	Each Sub-Advisor ensures that its compliance program includes policies and procedures relevant to the Fund and the Sub-Advisor’s duties as a portfolio manager to the Fund.

(c)
For each annual report of the Fund, each Sub-Advisor prepares a written summary of the Fund’s performance (with respect to the equity allocation or the fixed income allocation, as applicable) during the most recent 12-month period.

(d)
Each Sub-Advisor provides a quarterly compliance certification to the Board regarding trading and allocation practices, supervisory matters, the Sub-Advisor’s compliance program (including its code of ethics), compliance with the Fund’s policies, and general firm updates.

(3)
Trustees considered the distinction between the services performed by the Advisor and the Sub-Advisors. The Trustees noted that the management of the Fund, including the oversight of the Sub-Advisors, involves more comprehensive and substantive duties than the duties of the Sub-Advisors. Specifically, the Trustees considered the lists of Advisor services previously identified and concluded that the services performed by the Advisor for the Fund require a higher level of service and oversight than the services performed by the Sub-Advisors. Based on this determination, the Trustees concluded that the differential in advisory fees between the Advisor and the Sub-Advisors is reasonable.

(4)
The Trustees compared the performance of the Fund to benchmark indices over various periods and noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor and the Sub-Advisors manage the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted the continuation of the advisory and sub-advisory agreements.

(5)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within a reasonable range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory and sub-advisory agreements.

(6)
The Trustees also considered whether the Advisor was realizing economies of scale that should be shared with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund were variable asset-based fees, so the Advisor would not realize material economies of scale relating to these expenses as the assets of the Fund increased. For example, third-party platform fees and sub-advisory fees increase as the Fund’s assets grow.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(7)
The Trustees considered the profitability of the Advisor and the Sub-Advisors, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor and the Sub-Advisors are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(8)	The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees and concluded that this was beneficial to the Fund and its shareholders.

(9)
The Trustees considered any benefits to the Advisor and the Sub-Advisors from serving as an advisor to the Fund (other than the advisory and sub-advisory fees). The Trustees noted that the Advisor and the Sub-Advisors may derive ancillary benefits from, by way of example, their association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor and the Sub-Advisors from their relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ findings that (i) the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s and the Sub-Advisors’ own efforts in the performance of their duties under the advisory and sub-advisory agreements and (ii) although the Sub-Advisors could derive benefits from the conversion of Fund shareholders into separate account clients, the Fund also could benefit from potential institutional shareholders who might choose to invest in the Fund.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor and the Sub-Advisors, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s and the Sub-Advisors’ written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory and sub-advisory agreements.

HENNESSY FUNDS	1-800-966-4354

For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Doug Franklin
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2023

HENNESSY BALANCED FUND

Investor Class  HBFBX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	14
Expense Example	21
Proxy Voting Policy and Proxy Voting Records	22
Availability of Quarterly Portfolio Schedule	22
Federal Tax Distribution Information	22
Important Notice Regarding Delivery of Shareholder Documents	22
Electronic Delivery	22
Board Approval of Investment Advisory Agreement	23

HENNESSY FUNDS	1-800-966-4354

May 2023

Dear Hennessy Funds Shareholder:

The past six months in the stock market have been dramatic, even tumultuous, especially for certain sectors within the broader market. For the six-month period ended April 30, 2023, the broader equity markets rose then dipped each month consistently until the last two months of the period: the S&P 500® Index was up 6% in November, down 6% in December, up 6% in January, down 2% in February, up 4% in March, and finally up again 2% in April, resulting in a positive total return of 8.63% for the entire period.1

These single digit moves in the broader market masked the more pronounced moves in specific sectors or industries, the worst of which was the Financial sector’s 10% drop in March 2023. Within the Financial sector, large cap banks plunged 25%, precipitated by the second and third largest bank failures in history, which occurred over one weekend in early March. Our long-tenured and experienced Portfolio Manager, Dave Ellison, observed that March felt like ten years crammed into just a few weeks. Conversely, the Technology and Communication Services sectors performed exceptionally well during the six-month period ended April 30, 2023, with total returns of 19% and 23%, respectively, rebounding from a dismal 2022.2

While various factors drove this disparity of returns, interest rate hikes and persistent inflation were the primary causes behind many of the movements, both positive and negative, in the market. High inflation and low unemployment drove the Federal Reserve to increase rates 10 consecutive times over 14 months from March 2022 through early May 2023, bringing its benchmark interest rate from 0.25% to 5.25%, its highest level in 16 years. As rates rose and debt security prices dropped, banks’ capital levels declined, and in a few extreme instances this caused depositors to rapidly withdraw funds from certain riskier banks, leading to solvency issues and failures. On the other hand, positive results for many Technology companies and continued strong consumer spending caused many investors to pivot back into Technology, one of the worst performing sectors of 2022 but one of the best so far in 2023. Finally, with a mild winter, reduction of geopolitical unease, and fears of softening demand globally, oil, natural gas, and other commodities saw a drop in prices, causing Energy company shares to retreat after an incredibly strong 2022.

We believe that the outlook for U.S. stocks remains positive, primarily because we believe that the Federal Reserve may be done, or close to done, raising rates. Inflation has shown signs of easing, creating a better environment for consumers as well as businesses. The unemployment rate remains near record lows, there are elevated levels of cash on the balance sheets of U.S. companies and in the pockets of many consumers and investors, and there is the prospect of a more dovish Federal Reserve in the second half of 2023. However, we are cautiously watching certain parts of the economy for continued signs of weakness, as the risk of recession remains a concern. While volatility and uncertainty may continue to impact the markets, we encourage investors to stay the course, maintain a diversified portfolio, and keep a long-term perspective.

Suffice it to say, volatility and disparity of returns were at elevated levels for much of the first six months of our fiscal year. We saw four of our funds post negative total returns, of which two were invested primarily in the Financial sector and two were driven by the drop in Energy stocks. Overall, 13 of our 17 funds posted positive total returns for the first half of the fiscal year.

Tumultuous times call for introspection, allowing us to reflect on who we are and on what makes a fund a Hennessy Fund. We are long-term investors in companies, not traders of stocks, and we strive for positive shareholder returns over a complete market

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LETTER TO SHAREHOLDERS

cycle. Our funds are run by a talented group of Portfolio Managers, the vast majority of whom have over 20 years of investment experience and who bring their unique perspective and expertise. All our Portfolio Managers are professionals dedicated to running their portfolios with adherence to well-defined investment criteria and with a long-term focus in mind. We have five internal Portfolio Managers and sixteen external Portfolio Managers through five separate sub-advisors. Their expertise vary from Financials, Energy, and Utilities to Japanese companies to ESG (Environmental, Social, and Governance) companies. Some have invested through Black Monday and the Stock Market Crash of 1987, while a couple have entered the industry only after the Financial Crisis of 2007/2008.

We have 11 domestic equity funds, three domestic hybrid (equity and income) funds, two international equity funds, and one domestic ETF, which was added to our line-up in December 2022. Among our domestic mutual funds, we have eight funds that may invest across all sectors and six that focus primarily on one sector, including Energy, Financials, Utilities, and Technology. Most of our portfolios are concentrated, differentiated from their benchmarks, and designed to mitigate downside risk. In fact, as of April 30, 2023, the number of stocks in each of our 17 funds ranged from 10 to 63, with a median of 30. Excluding our hybrid and index funds, the median average active share of our funds was an impressive 90%. Active share measures how different a fund is versus its benchmark, with 100% signifying that the fund and benchmark have no common investments. Finally, the downside capture ratio, which measures the relative performance of a fund versus its benchmark on negative performance days, averaged a respectable 89%, 95%, and 90% across our funds for the three-year, five-year, and ten-year periods ended April 30, 2023.

We thank you for your continued interest in the Hennessy Funds, and we are grateful for your trust. While we prefer to post only positive returns for our shareholders, we are pleased that many of the Hennessy Funds did just that during the unpredictable past six months. If you have any questions or would like to speak with us directly, please call us at (800) 966-4354.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

The opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index is commonly used to measure the performance of U.S. stocks. This index is used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

Please refer to the Schedule of Investments included in this report for additional portfolio information.

[1]	S&P 500® Index monthly total returns: +5.59% in November 2022, -5.76% in December 2022, +6.28% in January 2023, -2.44% in February 2023, +3.67% in March 2023, and +1.56% in April 2023.
[2]
S&P 500® Financial Sector monthly total return: -9.55% in March 2023. KBW Bank Index monthly total return: -24.87% in March 2023. S&P 500® Information Technology sector total return: +18.88% for the six months ended April 30, 2023. S&P 500® Communication Services sector total return: +23.15% for the six months ended April 30, 2023.

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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2023

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Balanced Fund (HBFBX)	0.96%	-1.15%	2.72%	3.57%
50/50 Blended DJIA/Treasury Index	3.83%	4.09%	5.79%	6.23%
Dow Jones Industrial Average	5.29%	5.64%	9.49%	11.22%

Expense ratio: 1.80%

(1)	Periods of less than one year are not annualized.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The 50/50 Blended DJIA/Treasury Index consists of 50% common stocks represented by the Dow Jones Industrial Average and 50% short-duration Treasury securities represented by the ICE BofAML 1-Year U.S. Treasury Note Index, which comprises U.S. Treasury securities maturing in approximately one year. The Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange or The Nasdaq Stock Market LLC. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

The expense ratio presented is from the most recent prospectus. The expense ratio for the current reporting period is available in the Financial Highlights section of this report.

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PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2023 (Unaudited)

HENNESSY BALANCED FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
U.S. Treasury Bill, 4.470%, 01/25/2024	19.79%
U.S. Treasury Bill, 4.555%, 11/30/2023	10.36%
U.S. Treasury Bill, 4.750%, 06/15/2023	9.79%
U.S. Treasury Bill, 4.350%, 05/18/2023	7.36%
Cisco Systems Inc.	5.38%
Intel Corp.	5.33%
Walgreens Boots Alliance, Inc.	5.13%
Dow, Inc.	5.03%
Verizon Communications, Inc.	4.99%
Chevron Corp.	4.90%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 49.23%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 4.99%
Verizon Communications, Inc.	15,700	$609,631	4.99%

Consumer Staples – 5.13%
Walgreens Boots Alliance, Inc.	17,800	627,450	5.13%

Energy – 4.90%
Chevron Corp.	3,550	598,459	4.90%

Financials – 4.19%
JPMorgan Chase & Co.	3,700	511,488	4.19%

Health Care – 4.81%
Amgen, Inc.	2,450	587,363	4.81%

Industrials – 4.61%
3M Co.	5,300	562,966	4.61%

Information Technology – 15.57%
Cisco Systems, Inc.	13,900	656,775	5.38%
Intel Corp.	20,950	650,707	5.33%
International Business Machines Corp.	4,700	594,127	4.86%
		1,901,609	15.57%

Materials – 5.03%
Dow, Inc.	11,300	614,720	5.03%

Total Common Stocks
(Cost $5,990,220)		6,013,686	49.23%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

SHORT-TERM INVESTMENTS – 50.79%	Number of Shares/		% of
	Par Amount	Value	Net Assets
Money Market Funds – 3.49%
First American Government Obligations
Fund, Institutional Class, 4.73% (a)	426,855	$426,855	3.49%

U.S. Treasury Bills – 47.30%
4.350%, 05/18/2023 (b)	900,000	899,143	7.36%
4.750%, 06/15/2023 (b)	1,200,000	1,195,725	9.79%
4.555%, 11/30/2023 (b)	1,300,000	1,266,010	10.36%
4.470%, 1/25/2024 (b)	2,500,000	2,416,475	19.79%
		5,777,353	47.30%

Total Short-Term Investments
(Cost $6,204,850)		6,204,208	50.79%

Total Investments
(Cost $12,195,070) – 100.02%		12,217,894	100.02%
Liabilities in Excess of Other Assets – (0.02)%		(2,723)	(0.02)%

TOTAL NET ASSETS – 100.00%		$12,215,171	100.00%

Percentages are stated as a percent of net assets.

(a)	The rate listed is the fund’s seven-day yield as of April 30, 2023.
(b)	The rate listed is the discount rate at issue.

Summary of Fair Value Exposure as of April 30, 2023

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2023 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$609,631	$—	$—	$609,631
Consumer Staples	627,450	—	—	627,450
Energy	598,459	—	—	598,459
Financials	511,488	—	—	511,488
Health Care	587,363	—	—	587,363
Industrials	562,966	—	—	562,966
Information Technology	1,901,609	—	—	1,901,609
Materials	614,720	—	—	614,720
Total Common Stocks	$6,013,686	$—	$—	$6,013,686
Short-Term Investments
Money Market Funds	$426,855	$—	$—	$426,855
U.S. Treasury Bills	—	5,777,353	—	5,777,353
Total Short-Term Investments	$426,855	$5,777,353	$—	$6,204,208
Total Investments	$6,440,541	$5,777,353	$—	$12,217,894

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Assets and Liabilities as of April 30, 2023 (Unaudited)

ASSETS:
Investments in securities, at value (cost $12,195,070)	$12,217,894
Dividends and interest receivable	15,623
Receivable for fund shares sold	298
Prepaid expenses and other assets	11,064
Total assets	12,244,879

LIABILITIES:
Payable to advisor	6,053
Payable to administrator	2,430
Payable to auditor	11,226
Accrued distribution fees	1,663
Accrued service fees	1,009
Accrued trustees fees	4,823
Accrued expenses and other payables	2,504
Total liabilities	29,708
NET ASSETS	$12,215,171

NET ASSETS CONSIST OF:
Capital stock	$12,178,459
Total distributable earnings	36,712
Total net assets	$12,215,171

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$12,215,171
Shares issued and outstanding	1,071,338
Net asset value, offering price, and redemption price per share	$11.40

The accompanying notes are an integral part of these financial statements.

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8

STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the six months ended April 30, 2023 (Unaudited)

INVESTMENT INCOME:
Dividend income	$136,464
Interest income	97,630
Total investment income	234,094

EXPENSES:
Investment advisory fees (See Note 5)	38,008
Compliance expense (See Note 5)	11,844
Audit fees	11,227
Administration, accounting, custody, and transfer agent fees (See Note 5)	10,787
Distribution fees – Investor Class (See Note 5)	9,502
Federal and state registration fees	9,363
Trustees’ fees and expenses	9,226
Service fees – Investor Class (See Note 5)	6,334
Reports to shareholders	2,921
Sub-transfer agent expenses – Investor Class (See Note 5)	2,517
Legal fees	186
Other expenses	2,353
Total expenses	114,268
NET INVESTMENT INCOME	$119,826

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$16,046
Net change in unrealized appreciation/depreciation on investments	(15,260)
Net gain on investments	786
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$120,612

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2023	Year Ended
	(Unaudited)	October 31, 2022
OPERATIONS:
Net investment income	$119,826	$66,939
Net realized gain on investments	16,046	492,822
Net change in unrealized
appreciation/depreciation on investments	(15,260)	(683,111)
Net increase (decrease) in net
assets resulting from operations	120,612	(123,350)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(584,812)	(524,145)
Total distributions	(584,812)	(524,145)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	511,125	2,103,328
Dividends reinvested – Investor Class	577,328	519,982
Cost of shares redeemed – Investor Class	(1,301,599)	(2,614,494)
Net increase (decrease) in net assets
derived from capital share transactions	(213,146)	8,816
TOTAL DECREASE IN NET ASSETS	(677,346)	(638,679)

NET ASSETS:
Beginning of period	12,892,517	13,531,196
End of period	$12,215,171	$12,892,517

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	44,385	173,711
Shares issued to holders as reinvestment
of dividends – Investor Class	49,647	43,919
Shares redeemed – Investor Class	(112,996)	(219,333)
Net decrease in shares outstanding	(18,964)	(1,703)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2023
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$11.82

Income from investment operations:
Net investment income	0.11	(1)
Net realized and unrealized gains (losses) on investments	0.01
Total from investment operations	0.12

Less distributions:
Dividends from net investment income	(0.10)
Dividends from net realized gains	(0.44)
Total distributions	(0.54)
Net asset value, end of period	$11.40

TOTAL RETURN	0.96	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$12.22
Ratio of expenses to average net assets	1.80	%(3)
Ratio of net investment income to average net assets	1.89	%(3)
Portfolio turnover rate	6	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2022	2021	2020	2019	2018

$12.39	$10.84	$12.38	$12.34	$12.88

0.06 (1)	0.02 (1)	0.12 (1)	0.13 (1)	0.09
(0.15)	1.56	(1.04)	0.59	0.33
(0.09)	1.58	(0.92)	0.72	0.42

(0.05)	(0.03)	(0.12)	(0.13)	(0.08)
(0.43)	—	(0.50)	(0.55)	(0.88)
(0.48)	(0.03)	(0.62)	(0.68)	(0.96)
$11.82	$12.39	$10.84	$12.38	$12.34

-0.70%	14.62%	-7.84%	6.05%	3.46%

$12.89	$13.53	$11.99	$12.30	$11.62
1.80%	1.85%	1.89%	1.88%	1.84%
0.49%	0.17%	1.05%	1.04%	0.70%
29%	31%	42%	52%	21%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements April 30, 2023 (Unaudited)

1).  ORGANIZATION

The Hennessy Balanced Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is a combination of capital appreciation and current income. The Fund is a non-diversified fund and offers Investor Class shares.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis.

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NOTES TO THE FINANCIAL STATEMENTS

Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid at the end of each calendar quarter. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

j).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (he “SEC”) adopted new regulations under the 1940 Act governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, generally eliminates the asset segregation framework used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund does not utilize derivatives and therefore has not adopted a derivatives risk management program.

In December 2020, the SEC adopted a new rule under the 1940 Act providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the

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1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements. The Fund has designated Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”), as its valuation designee under Rule 2a-5.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In

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16

NOTES TO THE FINANCIAL STATEMENTS

addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, any security or other asset will be valued at its fair value in accordance with Rule 2a-5 under the 1940 Act as determined under the fair value procedures of the Advisor, subject to oversight by the Board of Trustees of the Fund (the “Board”). Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate, with the assistance of the Valuation and Liquidity Committee, whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2023, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2023, were $516,000 and $366,861, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2023.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average

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daily net assets of the Fund at an annual rate of 0.60%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund. The shareholder service fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an

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18

NOTES TO THE FINANCIAL STATEMENTS

equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2023, for reimbursement payments to the Advisor are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund and 10% for the Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2023, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2022, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$12,906,958
Gross tax unrealized appreciation	$727,978
Gross tax unrealized depreciation	(713,177)
Net tax unrealized appreciation/(depreciation)	$14,801
Undistributed ordinary income	$7,523
Undistributed long-term capital gains	478,588
Total distributable earnings	$486,111
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$500,912

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2022, the Fund had no tax-basis capital losses to offset future capital gains.

As of October 31, 2022, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2021, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

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During fiscal year 2023 (year to date) and fiscal year 2022, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2023	October 31, 2022
Ordinary income(1)	$106,614	$70,052
Long-term capital gains	478,198	454,093
Total distributions	$584,812	$524,145

(1) Ordinary income includes short-term capital gains.

9).  MARKET AND GEOPOLITICAL RISKS

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolios may underperform due to volatility in the banking sector, including bank failures, inflation (or expectations for inflation), increasing interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

10).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2023, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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20

NOTES TO THE FINANCIAL STATEMENTS /EXPENSE EXAMPLE

Expense Example (Unaudited)
April 30, 2023

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2022, through April 30, 2023.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The example below includes, but is not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	November 1, 2022 –
	November 1, 2022	April 30, 2023	April 30, 2023
Investor Class
Actual	$1,000.00	$1,009.60	$18.09
Hypothetical (5% return before expenses)	$1,000.00	$1,032.00	$18.29

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.80%, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2022 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 15.18%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

The Fund offers shareholders the option to receive account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery, please visit www.hennessyfunds.com/account. You may change your delivery preference at any time by visiting our website or calling U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

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22

PROXY VOTING — BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Board Approval of Investment Advisory
Agreement

At its meeting on March 7, 2023, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory agreement. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory agreement.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory agreement. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory agreement and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q;

(4)	A summary of the advisory agreement;

(5)	A recent Fund fact sheet, which included, among other things, Fund performance over various periods;

(6)	A description of the range of services provided by the Advisor and the distinction between the Advisor-provided services and the Sub-Advisor-provided services;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund; and

(8)	A memorandum from the Advisor regarding economies of scale.

All of the factors discussed were considered as a whole by the Trustees, as well as by the Independent Trustees meeting in executive session. The Trustees viewed the relevant factors in their totality, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory agreement, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor;

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(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor from serving as an investment advisor to the Fund (other than the advisory fee).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review and an assessment of the Advisor’s performance, the Trustees concluded that the Advisor provides high-quality services to the Fund, and they noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor acts as the portfolio manager for the Fund. In this capacity, the Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of each Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Fund’s service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Fund’s service providers, as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

(f)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(g)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(h)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(i)	For each annual report of the Fund, the Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(j)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(k)
The Advisor pays the incentive compensation of the Fund’s compliance officer and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(l)	The Advisor provides a quarterly compliance certification to the Board.

(m)	The Advisor prepares or reviews all Board materials, presents to and leads discussions with the Board, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees compared the performance of the Fund to benchmark indices over various periods and noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor manages the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted the continuation of the advisory agreement.

(3)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within a reasonable range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory agreement.

(4)
The Trustees also considered whether the Advisor was realizing economies of scale that should be shared with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund were variable asset-based fees, so the Advisor would not realize material economies of scale relating to these expenses as the assets of the Fund increased. For example, third-party platform fees increase as the Fund’s assets grow.

(5)
The Trustees considered the profitability of the Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

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(6)	The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees and concluded that this was beneficial to the Fund and its shareholders.

(7)
The Trustees considered any benefits to the Advisor from serving as an advisor to the Fund (other than the advisory fee). The Trustees noted that the Advisor may derive ancillary benefits from, by way of example, its association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor from its relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ finding that the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s own efforts in the performance of its duties under the advisory agreement.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory agreement.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Doug Franklin
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2023

HENNESSY ENERGY TRANSITION FUND

Investor Class  HNRGX
Institutional Class  HNRIX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	16
Expense Example	24
Proxy Voting Policy and Proxy Voting Records	26
Availability of Quarterly Portfolio Schedule	26
Federal Tax Distribution Information	26
Important Notice Regarding Delivery of Shareholder Documents	26
Electronic Delivery	26
Board Approval of Investment Advisory Agreement	27

HENNESSY FUNDS	1-800-966-4354

May 2023

Dear Hennessy Funds Shareholder:

The past six months in the stock market have been dramatic, even tumultuous, especially for certain sectors within the broader market. For the six-month period ended April 30, 2023, the broader equity markets rose then dipped each month consistently until the last two months of the period: the S&P 500® Index was up 6% in November, down 6% in December, up 6% in January, down 2% in February, up 4% in March, and finally up again 2% in April, resulting in a positive total return of 8.63% for the entire period.1

These single digit moves in the broader market masked the more pronounced moves in specific sectors or industries, the worst of which was the Financial sector’s 10% drop in March 2023. Within the Financial sector, large cap banks plunged 25%, precipitated by the second and third largest bank failures in history, which occurred over one weekend in early March. Our long-tenured and experienced Portfolio Manager, Dave Ellison, observed that March felt like ten years crammed into just a few weeks. Conversely, the Technology and Communication Services sectors performed exceptionally well during the six-month period ended April 30, 2023, with total returns of 19% and 23%, respectively, rebounding from a dismal 2022.2

While various factors drove this disparity of returns, interest rate hikes and persistent inflation were the primary causes behind many of the movements, both positive and negative, in the market. High inflation and low unemployment drove the Federal Reserve to increase rates 10 consecutive times over 14 months from March 2022 through early May 2023, bringing its benchmark interest rate from 0.25% to 5.25%, its highest level in 16 years. As rates rose and debt security prices dropped, banks’ capital levels declined, and in a few extreme instances this caused depositors to rapidly withdraw funds from certain riskier banks, leading to solvency issues and failures. On the other hand, positive results for many Technology companies and continued strong consumer spending caused many investors to pivot back into Technology, one of the worst performing sectors of 2022 but one of the best so far in 2023. Finally, with a mild winter, reduction of geopolitical unease, and fears of softening demand globally, oil, natural gas, and other commodities saw a drop in prices, causing Energy company shares to retreat after an incredibly strong 2022.

We believe that the outlook for U.S. stocks remains positive, primarily because we believe that the Federal Reserve may be done, or close to done, raising rates. Inflation has shown signs of easing, creating a better environment for consumers as well as businesses. The unemployment rate remains near record lows, there are elevated levels of cash on the balance sheets of U.S. companies and in the pockets of many consumers and investors, and there is the prospect of a more dovish Federal Reserve in the second half of 2023. However, we are cautiously watching certain parts of the economy for continued signs of weakness, as the risk of recession remains a concern. While volatility and uncertainty may continue to impact the markets, we encourage investors to stay the course, maintain a diversified portfolio, and keep a long-term perspective.

Suffice it to say, volatility and disparity of returns were at elevated levels for much of the first six months of our fiscal year. We saw four of our funds post negative total returns, of which two were invested primarily in the Financial sector and two were driven by the drop in Energy stocks. Overall, 13 of our 17 funds posted positive total returns for the first half of the fiscal year.

Tumultuous times call for introspection, allowing us to reflect on who we are and on what makes a fund a Hennessy Fund. We are long-term investors in companies, not traders of stocks, and we strive for positive shareholder returns over a complete market

WWW.HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

cycle. Our funds are run by a talented group of Portfolio Managers, the vast majority of whom have over 20 years of investment experience and who bring their unique perspective and expertise. All our Portfolio Managers are professionals dedicated to running their portfolios with adherence to well-defined investment criteria and with a long-term focus in mind. We have five internal Portfolio Managers and sixteen external Portfolio Managers through five separate sub-advisors. Their expertise vary from Financials, Energy, and Utilities to Japanese companies to ESG (Environmental, Social, and Governance) companies. Some have invested through Black Monday and the Stock Market Crash of 1987, while a couple have entered the industry only after the Financial Crisis of 2007/2008.

We have 11 domestic equity funds, three domestic hybrid (equity and income) funds, two international equity funds, and one domestic ETF, which was added to our line-up in December 2022. Among our domestic mutual funds, we have eight funds that may invest across all sectors and six that focus primarily on one sector, including Energy, Financials, Utilities, and Technology. Most of our portfolios are concentrated, differentiated from their benchmarks, and designed to mitigate downside risk. In fact, as of April 30, 2023, the number of stocks in each of our 17 funds ranged from 10 to 63, with a median of 30. Excluding our hybrid and index funds, the median average active share of our funds was an impressive 90%. Active share measures how different a fund is versus its benchmark, with 100% signifying that the fund and benchmark have no common investments. Finally, the downside capture ratio, which measures the relative performance of a fund versus its benchmark on negative performance days, averaged a respectable 89%, 95%, and 90% across our funds for the three-year, five-year, and ten-year periods ended April 30, 2023.

We thank you for your continued interest in the Hennessy Funds, and we are grateful for your trust. While we prefer to post only positive returns for our shareholders, we are pleased that many of the Hennessy Funds did just that during the unpredictable past six months. If you have any questions or would like to speak with us directly, please call us at (800) 966-4354.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

The opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index is commonly used to measure the performance of U.S. stocks. This index is used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

Please refer to the Schedule of Investments included in this report for additional portfolio information.

[1]	S&P 500® Index monthly total returns: +5.59% in November 2022, -5.76% in December 2022, +6.28% in January 2023, -2.44% in February 2023, +3.67% in March 2023, and +1.56% in April 2023.
[2]
S&P 500® Financial Sector monthly total return: -9.55% in March 2023. KBW Bank Index monthly total return: -24.87% in March 2023. S&P 500® Information Technology sector total return: +18.88% for the six months ended April 30, 2023. S&P 500® Communication Services sector total return: +23.15% for the six months ended April 30, 2023.

HENNESSY FUNDS	1-800-966-4354
3

Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2023

	Six	One	Five	Since Inception
	Months(1)	Year	Years	(12/31/13)
Hennessy Energy Transition Fund –
Investor Class (HNRGX)	-8.68%	5.83%	3.19%	2.70%
Hennessy Energy Transition Fund –
Institutional Class (HNRIX)	-8.53%	6.20%	3.49%	2.96%
S&P 500® Energy Index	-3.22%	19.22%	8.29%	3.72%
S&P 500® Index	8.63%	2.66%	11.45%	11.20%

Expense ratios:	Gross 2.42%, Net 2.25%(2) (Investor Class);
Gross 2.09%, Net 1.92%(2) (Institutional Class)

(1)	Periods of less than one year are not annualized.
(2)
Certain service provider expenses will be voluntarily waived through July 31, 2025, at which time the arrangement will automatically terminate. In addition, the arrangement will not apply at any time the Fund’s net assets exceed $125 million.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods including or prior to October 26, 2018, is that of the BP Capital TwinLine Energy Fund.

The S&P 500® Energy Index comprises those companies included in the S&P 500® that are classified in the Energy sector. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

WWW.HENNESSYFUNDS.COM
4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2023 (Unaudited)

HENNESSY ENERGY TRANSITION FUND
(% of Total Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% TOTAL ASSETS
Suncor Energy, Inc.	5.74%
Canadian Natural Resources Ltd.	5.72%
Exxon Mobil Corp.	5.61%
Cheniere Energy, Inc.	5.40%
Schlumberger NV	5.28%
Pioneer Natural Resources Co.	5.10%
EOG Resources, Inc.	5.05%
TechnipFMC PLC	4.71%
Halliburton Co.	4.68%
Freeport-McMoRan, Inc.	4.66%

Note: The Fund concentrates its investments in the Energy industry. For presentation purposes, the Fund uses custom categories.

HENNESSY FUNDS	1-800-966-4354
5

COMMON STOCKS – 96.35%	Number		% of
	of Shares	Value	Net Assets
Downstream – 5.33%
Marathon Petroleum Corp.	1,500	$183,000	0.97%
Phillips 66	4,000	396,000	2.09%
Valero Energy Corp.	3,750	430,013	2.27%
		1,009,013	5.33%

Exploration & Production – 48.11%
Antero Resources Corp. (a)	33,900	779,361	4.12%
Canadian Natural Resources Ltd. (b)	17,800	1,085,266	5.74%
Comstock Resources, Inc.	40,000	460,000	2.43%
ConocoPhillips	8,245	848,328	4.48%
Diamondback Energy, Inc.	6,120	870,264	4.60%
EOG Resources, Inc.	8,030	959,344	5.07%
EQT Corp.	22,600	787,384	4.16%
Marathon Oil Corp.	19,300	466,288	2.47%
PDC Energy, Inc.	12,090	786,454	4.16%
Pioneer Natural Resources Co.	4,450	968,098	5.12%
Suncor Energy, Inc. (b)	34,760	1,088,683	5.76%
		9,099,470	48.11%

Integrated – 8.80%
Chevron Corp.	3,550	598,459	3.17%
Exxon Mobil Corp.	9,000	1,065,060	5.63%
		1,663,519	8.80%

Midstream – 5.42%
Cheniere Energy, Inc.	6,700	1,025,100	5.42%

Oil Services – 22.09%
Halliburton Co.	27,150	889,162	4.70%
Schlumberger NV (b)	20,310	1,002,298	5.30%
Solaris Oilfield Infrastructure, Inc. – Class A	87,920	675,226	3.57%
TechnipFMC PLC (a)(b)	65,240	893,136	4.72%
Tenaris SA – ADR (b)	25,000	717,750	3.80%
		4,177,572	22.09%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
6

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Utility – 6.60%
Freeport-McMoRan, Inc.	23,320	$884,061	4.67%
NextEra Energy, Inc.	4,770	365,525	1.93%
		1,249,586	6.60%

Total Common Stocks
(Cost $13,162,156)		18,224,260	96.35%

PARTNERSHIPS & TRUSTS – 3.75%

Midstream – 3.75%
Plains All American Pipeline LP	55,010	709,629	3.75%

Total Partnerships & Trusts
(Cost $613,665)		709,629	3.75%

SHORT-TERM INVESTMENTS– 0.00%

Money Market Funds – 0.00%
First American Government Obligations Fund,
Institutional Class, 4.73% (c)	701	701	0.00%

Total Short-Term Investments
(Cost $701)		701	0.00%

Total Investments
(Cost $13,776,522) – 101.10%		18,934,590	100.10%
Liabilities in Excess of Other Assets – (0.10)%		(20,139)	(0.10)%

TOTAL NET ASSETS – 100.00%		$18,914,451	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
PLC – Public Limited Company
(a)	Non-income-producing security.
(b)	U.S.-traded security of a foreign corporation.
(c)	The rate listed is the fund’s seven-day yield as of April 30, 2023.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
7

Summary of Fair Value Exposure as of April 30, 2023

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2023 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Downstream	$1,009,013	$—	$—	$1,009,013
Exploration & Production	9,099,470	—	—	9,099,470
Integrated	1,663,519	—	—	1,663,519
Midstream	1,025,100	—	—	1,025,100
Oil Services	4,177,572	—	—	4,177,572
Utility	1,249,586	—	—	1,249,586
Total Common Stocks	$18,224,260	$—	$—	$18,224,260
Partnerships & Trusts
Midstream	$709,629	$—	$—	$709,629
Total Partnerships & Trusts	$709,629	$—	$—	$709,629
Short-Term Investments
Money Market Funds	$701	$—	$—	$701
Total Short-Term Investments	$701	$—	$—	$701
Total Investments	$18,934,590	$—	$—	$18,934,590

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
8

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of April 30, 2023 (Unaudited)

ASSETS:
Investments in securities, at value (cost $13,776,522)	$18,934,590
Dividends and interest receivable	4,298
Receivable for fund shares sold	6,241
Return of capital receivable	14,716
Prepaid expenses and other assets	19,119
Total assets	18,978,964

LIABILITIES:
Payable to custodian	1,000
Payable for fund shares redeemed	22,546
Payable to advisor	19,968
Payable to auditor	11,589
Accrued distribution fees	1,556
Accrued service fees	709
Accrued trustees fees	4,776
Accrued expenses and other payables	2,369
Total liabilities	64,513
NET ASSETS	$18,914,451

NET ASSETS CONSISTS OF:
Capital stock	$53,636,782
Accumulated deficit	(34,722,331)
Total net assets	$18,914,451

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$8,254,517
Shares issued and outstanding	376,316
Net asset value, offering price, and redemption price per share	$21.94

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$10,659,934
Shares issued and outstanding	477,651
Net asset value, offering price, and redemption price per share	$22.32

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
9

Financial Statements

Statement of Operations for the six months ended April 30, 2023 (Unaudited)

INVESTMENT INCOME:
Distributions received from master limited partnerships	$41,136
Return of capital on distributions received	(41,136)
Dividend income from common stock(1)	347,006
Interest income	4,701
Total investment income	351,707

EXPENSES:
Investment advisory fees (See Note 5)	133,270
Federal and state registration fees	16,606
Sub-transfer agent expenses – Investor Class (See Note 5)	9,723
Sub-transfer agent expenses – Institutional Class (See Note 5)	6,706
Administration, accounting, custody, and transfer agent fees (See Note 5)	15,944
Compliance expense (See Note 5)	11,844
Audit fees	11,584
Trustees' fees and expenses	9,321
Distribution fees – Investor Class (See Note 5)	7,266
Service fees – Investor Class (See Note 5)	4,844
Reports to shareholders	4,198
Interest expense (See Note 7)	940
Legal fees	172
Other expenses	3,429
Total expenses before waiver	235,847
Service provider expense waiver (See Note 5)	(15,944)
Net expenses	219,903
NET INVESTMENT INCOME	$131,804

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$1,331,619
Net change in unrealized appreciation/depreciation on investments	(3,510,069)
Net loss on investments	(2,178,450)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,046,646)

(1)	Net of foreign taxes withheld of $5,770.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
10

STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2023	Year Ended
	(Unaudited)	October 31, 2022
OPERATIONS:
Net investment income	$131,804	$203,796
Net realized gain on investments	1,331,619	1,336,639
Net change in unrealized
appreciation/depreciation on investments	(3,510,069)	6,207,910
Net increase (decrease) in net
assets resulting from operations	(2,046,646)	7,748,345

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(51,574)	(751,147)
Distributable earnings – Institutional Class	(87,195)	(1,188,176)
Total distributions	(138,769)	(1,939,323)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	2,315,324	8,234,369
Proceeds from shares subscribed – Institutional Class	1,076,746	6,681,659
Dividends reinvested – Investor Class	47,756	698,292
Dividends reinvested – Institutional Class	86,765	1,181,355
Cost of shares redeemed – Investor Class	(3,356,067)	(7,622,351)
Cost of shares redeemed – Institutional Class	(2,610,414)	(7,693,364)
Net increase (decrease) in net assets derived
from capital share transactions	(2,439,890)	1,479,960
TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,625,305)	7,288,982

NET ASSETS:
Beginning of period	23,539,756	16,250,774
End of period	$18,914,451	$23,539,756

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	98,415	394,224
Shares sold – Institutional Class	45,824	331,064
Shares issued to holders as reinvestment
of dividends – Investor Class	2,122	44,449
Shares issued to holders as reinvestment
of dividends – Institutional Class	3,794	74,066
Shares redeemed – Investor Class	(147,117)	(387,313)
Shares redeemed – Institutional Class	(113,847)	(371,343)
Net increase (decrease) in shares outstanding	(110,809)	85,147

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
11

Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2023
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$24.15

Income from investment operations:
Net investment income (loss)(2)	0.12
Net realized and unrealized gains (losses) on investments	(2.21)
Total from investment operations	(2.09)

Less distributions:
Dividends from net investment income	(0.12)
Total distributions	(0.12)
Net asset value, end of period	$21.94

TOTAL RETURN	-8.68	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$8.25
Ratio of expenses to average net assets:
Before expense reimbursement	2.40	%(4)
After expense reimbursement	2.25	%(4)(6)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	0.90	%(4)
After expense reimbursement	1.05	%(4)
Portfolio turnover rate(7)	18	%(3)

(1)	The period ended October 31, 2018, consists of 11 months due to the Fund’s fiscal year end change from November 30 to October 31, effective October 26, 2018.
(2)	Calculated using the average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.
(5)	The Fund had an expense limitation agreement in place through October 25, 2020.
(6)	Certain service provider expenses were voluntarily waived during the fiscal period.
(7)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
12

FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,							Period Ended		Year Ended
							October 31,		November 30,
2022		2021		2020		2019	2018(1)		2017

$18.31		$8.74		$14.08		$18.32	$19.47		$20.54

0.16		0.06		0.04		(0.07)	(0.20)		(0.23)
7.74		9.51		(5.38)		(4.17)	(0.95)		(0.84)
7.90		9.57		(5.34)		(4.24)	(1.15)		(1.07)

(2.06)		—		—		—	—		—
(2.06)		—		—		—	—		—
$24.15		$18.31		$8.74		$14.08	$18.32		$19.47

49.24%		109.50%		-37.93%		-23.14%	-5.91	%(3)	-5.21%

$10.21		$6.80		$2.50		$6.83	$18.16		$22.66

2.42%		2.96%		2.59%		1.97%	1.82	%(4)	1.87%
2.25	%(6)	2.74	%(6)	2.03	%(5)(6)	1.97%	1.82	%(4)	1.87%

0.64%		0.16%		(0.18)%		(0.46)%	(1.05	)%(4)	(1.21)%
0.81%		0.38%		0.38%		(0.46)%	(1.05	)%(4)	(1.21)%
31%		74%		73%		87%	72	%(3)	84%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
13

Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2023
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$24.59

Income from investment operations:
Net investment income (loss)(2)	0.16
Net realized and unrealized gains (losses) on investments	(2.25)
Total from investment operations	(2.09)

Less distributions:
Dividends from net investment income	(0.18)
Total distributions	(0.18)
Net asset value, end of period	$22.32

TOTAL RETURN	-8.53	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$10.66
Ratio of expenses to average net assets:
Before expense reimbursement	2.06	%(4)
After expense reimbursement	1.91	%(4)(6)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	1.24	%(4)
After expense reimbursement	1.39	%(4)
Portfolio turnover rate(7)	18	%(3)

(1)	The period ended October 31, 2018, consists of 11 months due to the Fund’s fiscal year end change from November 30 to October 31, effective October 26, 2018.
(2)	Calculated using the average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.
(5)	The Fund had an expense limitation agreement in place through October 25, 2020.
(6)	Certain service provider expenses were voluntarily waived during the fiscal period.
(7)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
14

FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,							Period Ended		Year Ended
							October 31,		November 30,
2022		2021		2020		2019	2018(1)		2017

$18.60		$8.85		$14.26		$18.50	$19.61		$20.64

0.23		0.07		0.12		(0.02)	(0.15)		(0.19)
7.87		9.68		(5.50)		(4.22)	(0.96)		(0.84)
8.10		9.75		(5.38)		(4.24)	(1.11)		(1.03)

(2.11)		—		(0.03)		—	—		—
(2.11)		—		(0.03)		—	—		—
$24.59		$18.60		$8.85		$14.26	$18.50		$19.61

49.71%		110.17%		-37.80%		-22.92%	-5.66	%(3)	-4.99%

$13.33		$9.45		$3.82		$44.37	$78.81		$122.45

2.09%		2.61%		2.01%		1.66%	1.57	%(4)	1.62%
1.92	%(6)	2.39	%(6)	1.77	%(5)(6)	1.66%	1.57	%(4)	1.62%

0.96%		0.22%		0.79%		(0.12)%	(0.79	)%(4)	(0.98)%
1.13%		0.44%		1.03%		(0.12)%	(0.79	)%(4)	(0.98)%
31%		74%		73%		87%	72	%(3)	84%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
15

Financial Statements

Notes to the Financial Statements April 30, 2023 (Unaudited)

1).  ORGANIZATION

The Hennessy Energy Transition Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to seek total return. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes and investments in companies organized as partnerships for tax purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

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NOTES TO THE FINANCIAL STATEMENTS

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally consist of ordinary income, capital gains, and return of capital. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from the MLPs and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Partnership Accounting Policy – To the extent the Fund receives distributions from underlying partnerships in which it invests, the Fund records its pro rata share of income/loss and capital gains/losses and accordingly adjusts the cost basis of the underlying partnerships for return of capital.

j).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the

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Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

k).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations under the 1940 Act governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, generally eliminates the asset segregation framework used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.  The Fund does not utilize derivatives and therefore has not adopted a derivatives risk management program.

In December 2020, the SEC adopted a new rule under the 1940 Act providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements. The Fund has designated Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”), as its valuation designee under Rule 2a-5.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, MLPs, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the

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NOTES TO THE FINANCIAL STATEMENTS

securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, any security or other asset will be valued at its fair value in accordance with Rule 2a-5 under the 1940 Act as determined under the fair value procedures of the Advisor, subject to oversight by the Board of Trustees of the Fund (the “Board”). Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading

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volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate, with the assistance of the Valuation and Liquidity Committee, whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2023, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2023, were $3,825,387 and $5,636,012, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2023.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 1.25%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

From October 26, 2018, through October 25, 2020, the Advisor contractually agreed to limit total annual operating expenses to 2.00% of the Fund’s net assets for Investor Class shares and 1.75% of the Fund’s net assets for Institutional Class shares (in each case, excluding all federal, state, and local taxes, interest, brokerage commissions, dividend and interest expenses on short sales, extraordinary items, and acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities).

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NOTES TO THE FINANCIAL STATEMENTS

For three years following the date on which expenses were waived or incurred, the Advisor may recoup waived or reimbursed expenses from the Fund if total operating expenses, including such recoupment, does not exceed the expense limitation in effect (i) at the time the Advisor waived or reimbursed such expenses and (ii) at the time the Advisor recoups such expenses. As of April 30, 2023, expenses subject to potential recovery were $18,875 for Investor Class shares and $33,244 for Institutional Class shares, both of which expire in fiscal year 2023. The Advisor did not recoup expenses from the Fund during the six months ended April 30, 2023.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations. Fund Services has voluntarily waived all or a portion of its fees for the Fund. The fees voluntarily waived by Fund Services during the six months ended April 30, 2023, are included in the Statement of Operations.

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Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2023, for reimbursement payments to the Advisor are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2023, the Fund had an outstanding average daily balance and a weighted average interest rate of $25,470 and 7.34%, respectively. The interest expensed by the Fund during the six months ended April 30, 2023, is included in the Statement of Operations. The maximum amount outstanding for the Fund during the period was $485,000. As of April 30, 2023, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2022, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$15,700,710
Gross tax unrealized appreciation	$8,830,273
Gross tax unrealized depreciation	(1,210,881)
Net tax unrealized appreciation/(depreciation)	$7,619,392
Undistributed ordinary income	$138,769
Undistributed long-term capital gains	—
Total distributable earnings	$138,769
Other accumulated gain/(loss)	$(40,295,077)
Total accumulated gain/(loss)	$(32,536,916)

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NOTES TO THE FINANCIAL STATEMENTS

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales and partnership adjustments.

As of October 31, 2022, the Fund had $21,841,207 in unlimited long-term and $18,453,870 in unlimited short-term capital loss carryforwards. During fiscal year 2022, the capital losses utilized by the Fund were $1,338,948.

Capital losses sustained in or after fiscal year 2012 can be carried forward indefinitely, but any such loss retains the character of the original loss and must be utilized prior to any loss incurred before fiscal year 2012. As a result of this ordering rule, capital loss carryforwards incurred prior to fiscal year 2012 may be more likely to expire unused. Capital losses sustained prior to fiscal year 2012 can be carried forward for eight years and can be carried forward as short-term capital losses regardless of the character of the original loss.

As of October 31, 2022, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2021, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2023 (year to date) and fiscal year 2022, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2023	October 31, 2022
Ordinary income(1)	$138,769	$1,939,323
Long-term capital gains	—	—
Total distributions	$138,769	$1,939,323

(1) Ordinary income includes short-term capital gains.

9).  MARKET AND GEOPOLITICAL RISKS

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolios may underperform due to volatility in the banking sector, including bank failures, inflation (or expectations for inflation), increasing interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

10).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2023, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Expense Example (Unaudited)
April 30, 2023

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2022, through April 30, 2023.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	November 1, 2022 –
	November 1, 2022	April 30, 2023	April 30, 2023
Investor Class
Actual	$1,000.00	$ 913.20	$21.52
Hypothetical (5% return before expenses)	$1,000.00	$1,027.50	$22.81

Institutional Class
Actual	$1,000.00	$ 914.70	$18.29
Hypothetical (5% return before expenses)	$1,000.00	$1,030.90	$19.40

(1)
Expenses are equal to the Fund’s annualized expense ratio of 2.25% for Investor Class shares or 1.91% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 15.91%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2022 was 9.09%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

The Fund offers shareholders the option to receive account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery, please visit www.hennessyfunds.com/account. You may change your delivery preference at any time by visiting our website or calling U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

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PROXY VOTING — BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Board Approval of Investment Advisory
Agreement

At its meeting on March 7, 2023, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory agreement. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory agreement.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory agreement. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory agreement and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q;

(4)	A summary of the advisory agreement;

(5)	A recent Fund fact sheet, which included, among other things, Fund performance over various periods;

(6)	A description of the range of services provided by the Advisor and the distinction between the Advisor-provided services and the Sub-Advisor-provided services;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund; and

(8)	A memorandum from the Advisor regarding economies of scale.

All of the factors discussed were considered as a whole by the Trustees, as well as by the Independent Trustees meeting in executive session. The Trustees viewed the relevant factors in their totality, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory agreement, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

HENNESSY FUNDS	1-800-966-4354
27

(4)	The costs and profitability of the Fund to the Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor from serving as an investment advisor to the Fund (other than the advisory fee).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review and an assessment of the Advisor’s performance, the Trustees concluded that the Advisor provides high-quality services to the Fund, and they noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor acts as the portfolio manager for the Fund. In this capacity, the Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of each Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Fund’s service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Fund’s service providers, as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

(f)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(g)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

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28

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(h)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(i)	For each annual report of the Fund, the Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(j)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(k)
The Advisor pays the incentive compensation of the Fund’s compliance officer and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(l)	The Advisor provides a quarterly compliance certification to the Board.

(m)	The Advisor prepares or reviews all Board materials, presents to and leads discussions with the Board, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees compared the performance of the Fund to benchmark indices over various periods and noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor manages the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted the continuation of the advisory agreement.

(3)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within a reasonable range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory agreement.

(4)
The Trustees also considered whether the Advisor was realizing economies of scale that should be shared with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund were variable asset-based fees, so the Advisor would not realize material economies of scale relating to these expenses as the assets of the Fund increased. For example, third-party platform fees increase as the Fund’s assets grow.

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(5)
The Trustees considered the profitability of the Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(6)	The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees and concluded that this was beneficial to the Fund and its shareholders.

(7)
The Trustees considered any benefits to the Advisor from serving as an advisor to the Fund (other than the advisory fee). The Trustees noted that the Advisor may derive ancillary benefits from, by way of example, its association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor from its relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ finding that the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s own efforts in the performance of its duties under the advisory agreement.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory agreement.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

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For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Doug Franklin
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2023

HENNESSY MIDSTREAM FUND

Investor Class  HMSFX
Institutional Class  HMSIX

www.hennessyfunds.com  |  1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	16
Expense Example	26
Proxy Voting Policy and Proxy Voting Records	28
Availability of Quarterly Portfolio Schedule	28
Important Notice Regarding Delivery of Shareholder Documents	28
Electronic Delivery	28
Board Approval of Investment Advisory Agreement	29

HENNESSY FUNDS	1-800-966-4354

May 2023

Dear Hennessy Funds Shareholder:

The past six months in the stock market have been dramatic, even tumultuous, especially for certain sectors within the broader market. For the six-month period ended April 30, 2023, the broader equity markets rose then dipped each month consistently until the last two months of the period: the S&P 500® Index was up 6% in November, down 6% in December, up 6% in January, down 2% in February, up 4% in March, and finally up again 2% in April, resulting in a positive total return of 8.63% for the entire period.1

These single digit moves in the broader market masked the more pronounced moves in specific sectors or industries, the worst of which was the Financial sector’s 10% drop in March 2023. Within the Financial sector, large cap banks plunged 25%, precipitated by the second and third largest bank failures in history, which occurred over one weekend in early March. Our long-tenured and experienced Portfolio Manager, Dave Ellison, observed that March felt like ten years crammed into just a few weeks. Conversely, the Technology and Communication Services sectors performed exceptionally well during the six-month period ended April 30, 2023, with total returns of 19% and 23%, respectively, rebounding from a dismal 2022.2

While various factors drove this disparity of returns, interest rate hikes and persistent inflation were the primary causes behind many of the movements, both positive and negative, in the market. High inflation and low unemployment drove the Federal Reserve to increase rates 10 consecutive times over 14 months from March 2022 through early May 2023, bringing its benchmark interest rate from 0.25% to 5.25%, its highest level in 16 years. As rates rose and debt security prices dropped, banks’ capital levels declined, and in a few extreme instances this caused depositors to rapidly withdraw funds from certain riskier banks, leading to solvency issues and failures. On the other hand, positive results for many Technology companies and continued strong consumer spending caused many investors to pivot back into Technology, one of the worst performing sectors of 2022 but one of the best so far in 2023. Finally, with a mild winter, reduction of geopolitical unease, and fears of softening demand globally, oil, natural gas, and other commodities saw a drop in prices, causing Energy company shares to retreat after an incredibly strong 2022.

We believe that the outlook for U.S. stocks remains positive, primarily because we believe that the Federal Reserve may be done, or close to done, raising rates. Inflation has shown signs of easing, creating a better environment for consumers as well as businesses. The unemployment rate remains near record lows, there are elevated levels of cash on the balance sheets of U.S. companies and in the pockets of many consumers and investors, and there is the prospect of a more dovish Federal Reserve in the second half of 2023. However, we are cautiously watching certain parts of the economy for continued signs of weakness, as the risk of recession remains a concern. While volatility and uncertainty may continue to impact the markets, we encourage investors to stay the course, maintain a diversified portfolio, and keep a long-term perspective.

Suffice it to say, volatility and disparity of returns were at elevated levels for much of the first six months of our fiscal year. We saw four of our funds post negative total returns, of which two were invested primarily in the Financial sector and two were driven by the drop in Energy stocks. Overall, 13 of our 17 funds posted positive total returns for the first half of the fiscal year.

Tumultuous times call for introspection, allowing us to reflect on who we are and on what makes a fund a Hennessy Fund. We are long-term investors in companies, not traders of stocks, and we strive for positive shareholder returns over a complete market

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2

LETTER TO SHAREHOLDERS

cycle. Our funds are run by a talented group of Portfolio Managers, the vast majority of whom have over 20 years of investment experience and who bring their unique perspective and expertise. All our Portfolio Managers are professionals dedicated to running their portfolios with adherence to well-defined investment criteria and with a long-term focus in mind. We have five internal Portfolio Managers and sixteen external Portfolio Managers through five separate sub-advisors. Their expertise vary from Financials, Energy, and Utilities to Japanese companies to ESG (Environmental, Social, and Governance) companies. Some have invested through Black Monday and the Stock Market Crash of 1987, while a couple have entered the industry only after the Financial Crisis of 2007/2008.

We have 11 domestic equity funds, three domestic hybrid (equity and income) funds, two international equity funds, and one domestic ETF, which was added to our line-up in December 2022. Among our domestic mutual funds, we have eight funds that may invest across all sectors and six that focus primarily on one sector, including Energy, Financials, Utilities, and Technology. Most of our portfolios are concentrated, differentiated from their benchmarks, and designed to mitigate downside risk. In fact, as of April 30, 2023, the number of stocks in each of our 17 funds ranged from 10 to 63, with a median of 30. Excluding our hybrid and index funds, the median average active share of our funds was an impressive 90%. Active share measures how different a fund is versus its benchmark, with 100% signifying that the fund and benchmark have no common investments. Finally, the downside capture ratio, which measures the relative performance of a fund versus its benchmark on negative performance days, averaged a respectable 89%, 95%, and 90% across our funds for the three-year, five-year, and ten-year periods ended April 30, 2023.

We thank you for your continued interest in the Hennessy Funds, and we are grateful for your trust. While we prefer to post only positive returns for our shareholders, we are pleased that many of the Hennessy Funds did just that during the unpredictable past six months. If you have any questions or would like to speak with us directly, please call us at (800) 966-4354.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

The opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index is commonly used to measure the performance of U.S. stocks. This index is used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

Please refer to the Schedule of Investments included in this report for additional portfolio information.

[1]	S&P 500® Index monthly total returns: +5.59% in November 2022, -5.76% in December 2022, +6.28% in January 2023, -2.44% in February 2023, +3.67% in March 2023, and +1.56% in April 2023.
[2]
S&P 500® Financial Sector monthly total return: -9.55% in March 2023. KBW Bank Index monthly total return: -24.87% in March 2023. S&P 500® Information Technology sector total return: +18.88% for the six months ended April 30, 2023. S&P 500® Communication Services sector total return: +23.15% for the six months ended April 30, 2023.

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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2023

	Six	One	Five	Since Inception
	Months(1)	Year	Years	(12/31/13)
Hennessy Midstream Fund –
Investor Class (HMSFX)	2.79%	11.33%	3.89%	0.27%
Hennessy Midstream Fund –
Institutional Class (HMSIX)	2.91%	11.63%	4.14%	0.53%
Alerian US Midstream Energy Index	0.78%	9.18%	9.26%	3.39%
S&P 500® Index	8.63%	2.66%	11.45%	11.20%

Expense ratios:	Gross 2.05%, Net 1.76%(2)(3) (Investor Class);
Gross 1.69%, Net 1.51%(2)(3) (Institutional Class)

(1)	Periods of less than one year are not annualized.
(2)	The Fund’s investment advisor has contractually agreed to limit expenses until February 28, 2024.
(3)
Certain service provider expenses will be voluntarily waived through July 31, 2025, at which time the arrangement will automatically terminate. In addition, the arrangement will not apply at any time the Fund’s net assets exceed $125 million.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods including or prior to October 26, 2018, is that of the BP Capital TwinLine MLP Fund.

The Alerian US Midstream Energy Index comprises companies that earn a majority of their cash flows from midstream activities involving energy commodities. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

The Alerian US Midstream Energy Index is a servicemark of GKD Index Partners, LLC d/b/a Alerian (“Alerian”), and its use is granted under a license from Alerian. Alerian makes no express or implied warranties, representations, or promises regarding the originality, merchantability, suitability, or fitness for a particular purpose or use with respect to the Alerian indices. No party may rely on, and Alerian does not accept any liability for any errors, omissions, interruptions, or defects in, the Alerian indices or underlying data. In no event shall Alerian have any liability for any direct, indirect, special, incidental, punitive, consequential, or other damages (including lost profits), even if notified of the possibility of such damages.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

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4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2023 (Unaudited)

HENNESSY MIDSTREAM FUND
(% of Total Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% TOTAL ASSETS
Energy Transfer LP	14.61%
Enterprise Products Partners LP	11.85%
Plains All American Pipeline LP	10.42%
MPLX LP	9.68%
Antero Midstream Corp.	8.00%
Targa Resources Corp.	7.63%
Magellan Midstream Partners LP	7.07%
The Williams Companies, Inc.	6.91%
Western Midstream Partners LP	5.78%
ONEOK, Inc.	4.83%

Note: The Fund concentrates its investments in the Energy industry. For presentation purposes, the Fund uses custom categories.

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5

COMMON STOCKS – 38.46%	Number of		% of
	Shares	Value	Net Assets
Gathering & Processing – 21.03%
Antero Midstream Corp.	346,600	$3,729,416	8.02%
EnLink Midstream LLC	109,000	1,069,290	2.30%
Equitrans Midstream Corp.	276,500	1,423,975	3.06%
Targa Resources Corp.	47,100	3,557,463	7.65%
		9,780,144	21.03%

Natural Gas/NGL Transportation – 17.43%
DT Midstream, Inc.	19,800	975,546	2.10%
Kinder Morgan, Inc.	96,790	1,659,948	3.57%
ONEOK, Inc.	34,426	2,251,805	4.84%
The Williams Companies, Inc.	106,452	3,221,238	6.92%
		8,108,537	17.43%

Total Common Stocks
(Cost $12,049,340)		17,888,681	38.46%

PARTNERSHIPS & TRUSTS – 59.56%

Crude Oil & Refined Products – 27.24%
Magellan Midstream Partners LP	59,100	3,297,780	7.09%
MPLX LP	128,949	4,511,926	9.70%
Plains All American Pipeline LP	376,526	4,857,185	10.45%
		12,666,891	27.24%

Gathering & Processing – 5.79%
Western Midstream Partners LP	101,800	2,694,646	5.79%

Natural Gas/NGL Transportation – 26.53%
Energy Transfer LP	528,900	6,812,232	14.65%
Enterprise Products Partners LP	210,000	5,525,100	11.88%
		12,337,332	26.53%

Total Partnerships & Trusts
(Cost $16,668,280)		27,698,869	59.56%

The accompanying notes are an integral part of these financial statements.

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6

SCHEDULE OF INVESTMENTS

SHORT-TERM INVESTMENTS – 1.17%	Number of		% of
	Shares	Value	Net Assets
Money Market Funds – 1.17%
First American Government Obligations Fund,
Institutional Class, 4.73% (a)	545,159	$545,159	1.17%

Total Short-Term Investments
(Cost $545,159)		545,159	1.17%

Total Investments
(Cost $29,262,779) – 99.19%		46,132,709	99.19%
Other Assets in Excess of Liabilities – 0.81%		378,108	0.81%

TOTAL NET ASSETS – 100.00%		$46,510,817	100.00%

Percentages are stated as a percent of net assets.

(a)	The rate listed is the fund’s seven-day yield as of April 30, 2023.

Summary of Fair Value Exposure as of April 30, 2023

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2023 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Gathering & Processing	$9,780,144	$—	$—	$9,780,144
Natural Gas/NGL Transportation	8,108,537	—	—	8,108,537
Total Common Stocks	$17,888,681	$—	$—	$17,888,681
Partnerships & Trusts
Crude Oil & Refined Products	$12,666,891	—	—	$12,666,891
Gathering & Processing	2,694,646	—	—	2,694,646
Natural Gas/NGL Transportation	12,337,332	—	—	12,337,332
Total Partnerships & Trusts	$27,698,869	$—	$—	$27,698,869
Short-Term Investments
Money Market Funds	$545,159	$—	$—	$545,159
Total Short-Term Investments	$545,159	$—	$—	$545,159
Total Investments	$46,132,709	$—	$—	$46,132,709

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Assets and Liabilities as of April 30, 2023 (Unaudited)

ASSETS:
Investments in securities, at value (cost $29,262,779)	$46,132,709
Dividends and interest receivable	76,718
Receivable for fund shares sold	6,727
Return of capital receivable	392,327
Deferred income tax	—
Prepaid expenses and other assets	21,890
Total assets	46,630,371

LIABILITIES:
Payable for fund shares redeemed	46,430
Payable to advisor	39,775
Payable to auditor	20,454
Accrued distribution fees	1,585
Accrued service fees	1,034
Accrued trustees fees	4,801
Accrued expenses and other payables	5,475
Total liabilities	119,554
NET ASSETS	$46,510,817

NET ASSETS CONSISTS OF:
Capital stock	$54,738,786
Accumulated deficit	(8,227,969)
Total net assets	$46,510,817

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$12,763,833
Shares issued and outstanding	1,367,909
Net asset value, offering price, and redemption price per share	$9.33

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$33,746,984
Shares issued and outstanding	3,487,077
Net asset value, offering price, and redemption price per share	$9.68

The accompanying notes are an integral part of these financial statements.

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8

STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the six months ended April 30, 2023 (Unaudited)

INVESTMENT INCOME:
Distributions received from master limited partnerships	$1,121,895
Return of capital on distributions received	(1,121,895)
Dividend income	336,406
Interest income	11,811
Total investment income	348,217

EXPENSES:
Investment advisory fees (See Note 5)	245,067
Sub-transfer agent expenses – Investor Class (See Note 5)	14,239
Sub-transfer agent expenses – Institutional Class (See Note 5)	14,692
Administration, accounting, custody, and transfer agent fees (See Note 5)	26,531
Audit fees	20,453
Federal and state registration fees	18,234
Franchise tax expense	12,000
Compliance expense (See Note 5)	11,844
Trustees’ fees and expenses	9,507
Distribution fees – Investor Class (See Note 5)	8,932
Service fees – Investor Class (See Note 5)	5,954
Reports to shareholders	5,652
Income tax expense	900
Interest expense (See Note 7)	511
Legal fees	458
Other expenses	6,521
Total expenses before waivers and reimbursements	401,495
Service provider expense waiver (See Note 5)	(26,531)
Expense reimbursement by advisor – Investor Class (See Note 5)	(9,900)
Expense reimbursement by advisor – Institutional Class (See Note 5)	(2,585)
Net expenses	362,479
NET INVESTMENT LOSS	$(14,262)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$920,842
Net change in unrealized appreciation/depreciation on investments	343,691
Income tax expense	—
Net gain on investments	1,264,533
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,250,271

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2023	Year Ended
	(Unaudited)	October 31, 2022
OPERATIONS:
Net investment loss	$(14,262)	$(246,112)
Net realized gain on investments	920,842	2,241,454
Net change in unrealized
appreciation/deprecation on investments	343,691	6,041,810
Net increase in net assets resulting from operations	1,250,271	8,037,152

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings – Investor Class	(564,187)	(56,001)
Return of capital – Investor Class	(84,304)	(932,728)
Distributable earnings – Institutional Class	(1,507,894)	(205,718)
Return of capital – Institutional Class	(225,317)	(3,426,419)
Total distributions	(2,381,702)	(4,620,866)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	2,593,652	5,720,090
Proceeds from shares subscribed – Institutional Class	3,083,596	11,963,118
Dividends reinvested – Investor Class	478,636	840,503
Dividends reinvested – Institutional Class	1,621,701	3,393,598
Cost of shares redeemed – Investor Class	(1,470,402)	(2,598,309)
Cost of shares redeemed – Institutional Class	(3,199,128)	(15,368,206)
Net increase in net assets derived
from capital share transactions	3,108,055	3,950,794
TOTAL INCREASE IN NET ASSETS	1,976,624	7,367,080

NET ASSETS:
Beginning of period	44,534,193	37,167,113
End of period	$46,510,817	$44,534,193

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	276,174	634,991
Shares sold – Institutional Class	316,882	1,295,385
Shares issued to holders as reinvestment
of dividends – Investor Class	50,789	93,668
Shares issued to holders as reinvestment
of dividends – Institutional Class	166,334	369,848
Shares redeemed – Investor Class	(156,577)	(307,053)
Shares redeemed – Institutional Class	(333,627)	(1,747,350)
Net increase in shares outstanding	319,975	339,489

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2023
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$9.58

Income from investment operations:
Net investment loss(2)(3)	(0.01)
Net realized and unrealized gains (losses) on investments	0.28
Total from investment operations	0.27

Less distributions:
Dividends from net investment income	(0.45)
Dividends from return of capital	(0.07)
Total distributions	(0.52)
Net asset value, end of period	$9.33

TOTAL RETURN	2.79	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$12.76
Ratio of expenses to average net assets:
Before expense reimbursement	2.09	%(5)
After expense reimbursement	1.81	%(5)(6)
Ratio of net investment loss to average net assets:
Before expense reimbursement(3)	(0.53	)%(5)
After expense reimbursement(3)	(0.25	)%(5)
Portfolio turnover rate(7)	5	%(4)

(1)	The period ended October 31, 2018, consists of 11 months due to the Fund’s fiscal year end change from November 30 to October 31, effective October 26, 2018.
(2)	Calculated using the average shares outstanding method.
(3)	Includes current and deferred tax benefit/expense from net investment income/loss only.
(4)	Not annualized.
(5)	Annualized.
(6)	Certain service provider expenses were voluntarily waived during the fiscal period.
(7)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,							Period Ended		Year Ended
							October 31,		November 30,
2022		2021		2020		2019	2018(1)		2017

$8.66		$5.55		$10.90		$12.66	$14.51		$16.54

(0.07)		(0.07)		(0.10)		(0.10)	(0.16)		(0.22)
2.02		4.21		(4.22)		(0.63)	(0.66)		(0.78)
1.95		4.14		(4.32)		(0.73)	(0.82)		(1.00)

(0.06)		—		—		—	—		—
(0.97)		(1.03)		(1.03)		(1.03)	(1.03)		(1.03)
(1.03)		(1.03)		(1.03)		(1.03)	(1.03)		(1.03)
$9.58		$8.66		$5.55		$10.90	$12.66		$14.51

24.03%		78.41%		-42.13%		-6.28%	-6.15	%(4)	-6.49%

$11.47		$6.72		$3.81		$9.20	$20.07		$16.86

2.05%		2.11%		2.12%		1.89%	1.86	%(5)	1.91%
1.76	%(6)	1.76	%(6)	1.76	%(6)	1.76%	1.78	%(5)	1.77%

(1.08)%		(1.26)%		(1.63)%		(0.92)%	(1.34	)%(5)	(1.50)%
(0.79)%		(0.91)%		(1.27)%		(0.79)%	(1.26	)%(5)	(1.36)%
33%		40%		53%		41%	64	%(4)	63%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2023
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$9.91

Income from investment operations:
Net investment income (loss)(2)(3)	0.00	(4)
Net realized and unrealized gains (losses) on investments	0.29
Total from investment operations	0.29

Less distributions:
Dividends from net investment income	(0.45)
Dividends from return of capital	(0.07)
Total distributions	(0.52)
Net asset value, end of period	$9.68

TOTAL RETURN	2.91	%(5)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$33.75
Ratio of expenses to average net assets:
Before expense reimbursement	1.69	%(6)
After expense reimbursement	1.56	%(6)(7)
Ratio of net investment loss to average net assets:
Before expense reimbursement(3)	(0.13	)%(6)
After expense reimbursement(3)	0.00	%(4)(6)
Portfolio turnover rate(8)	5	%(5)

(1)	The period ended October 31, 2018, consists of 11 months due to the Fund’s fiscal year end change from November 30 to October 31, effective October 26, 2018.
(2)	Calculated using the average shares outstanding method.
(3)	Includes current and deferred tax benefit/expense from net investment income/loss only.
(4)	Amount is between $(0.005) and $0.005.
(5)	Not annualized.
(6)	Annualized.
(7)	Certain service provider expenses were voluntarily waived during the fiscal period.
(8)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,							Period Ended		Year Ended
							October 31,		November 30,
2022		2021		2020		2019	2018(1)		2017

$8.90		$5.68		$11.09		$12.83	$14.66		$16.66

(0.05)		(0.05)		(0.10)		(0.09)	(0.14)		(0.18)
2.09		4.30		(4.28)		(0.62)	(0.66)		(0.79)
2.04		4.25		(4.38)		(0.71)	(0.80)		(0.97)

(0.06)		—		—		—	—		—
(0.97)		(1.03)		(1.03)		(1.03)	(1.03)		(1.03)
(1.03)		(1.03)		(1.03)		(1.03)	(1.03)		(1.03)
$9.91		$8.90		$5.68		$11.09	$12.83		$14.66

24.41%		78.57%		-41.93%		-6.10%	-5.94	%(5)	-6.25%

$33.06		$30.45		$18.33		$31.78	$61.92		$82.59

1.69%		1.74%		1.79%		1.56%	1.58	%(6)	1.66%
1.51	%(7)	1.51	%(7)	1.51	%(7)	1.51%	1.52	%(6)	1.52%

(0.71)%		(0.89)%		(1.55)%		(0.76)%	(1.15	)%(6)	(1.28)%
(0.53)%		(0.66)%		(1.27)%		(0.71)%	(1.09	)%(6)	(1.14)%
33%		40%		53%		41%	64	%(5)	63%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements April 30, 2023 (Unaudited)

1).  ORGANIZATION

The Hennessy Midstream Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to seek capital appreciation through distribution growth along with current income. The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Because the Fund is treated as a “C” corporation, it is not taxed as a regulated investment company under Subchapter M of the Code and is not required to comply with the diversification requirements applicable to regulated investment companies. The Fund is a non-diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund is taxed as a corporation and is obligated to pay U.S. federal and state income tax on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 21%. The Fund invests a substantial portion of its assets in master limited partnerships (“MLPs”), which are treated as partnerships for federal income tax purposes. As a limited partner in MLPs, the Fund reports its allocable share of each MLP’s taxable income in computing its own taxable income.

The Fund includes any tax expense or benefit in the Statement of Operations based on the component of income or gains/losses to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the carrying amount of assets and liabilities for income tax purposes. The Fund recognizes a valuation allowance if, based on the weight of available evidence, it is more likely than not that the Fund will not realize some portion or all of the deferred income tax assets. As of April 30, 2023, the Fund has placed a full valuation allowance on its deferred tax assets.

c).	Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be

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NOTES TO THE FINANCIAL STATEMENTS

taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund files U.S. federal income tax returns and various state income tax returns.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets. Distributions received from the Fund’s investments in MLPs generally consist of ordinary income, capital gains, and return of capital. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from the MLPs and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

e).
Distributions to Shareholders – The Fund typically makes cash distributions to its shareholders quarterly at the beginning of the months of March, June, September, and December. Due to the tax treatment of the Fund’s allocations and distributions from MLPs, a significant portion of the Fund’s distributions to shareholders typically is treated as return of capital to shareholders for U.S. federal income tax purposes (i.e., as distributions in excess of the Fund’s current and accumulated earnings and profits as described below). However, no assurance can be given in this regard; just as the Fund’s corporate income tax liability can fluctuate materially from year to year, the extent to which the Fund is able to make return-of-capital distributions also can vary materially from year to year depending on a number of different factors, including the composition of the Fund’s portfolio, the level of allocations of net income and other tax items for the Fund from its underlying MLP investments, the length of time the Fund has owned the MLP equity securities in its portfolio, and the extent to which the Fund disposes of MLP equity securities during a particular year, including to meet Fund shareholder redemption requests as necessary.

In general, a distribution constitutes a return of capital to a shareholder rather than a dividend to the extent such distribution exceeds the Fund’s current and accumulated earnings and profits. The portion of any distribution treated as a return of capital constitutes a tax-free return of capital to the extent of a shareholder’s cost basis in Fund shares and thereafter generally is taxable to the shareholder as a capital gain. A return-of-capital distribution also reduces the shareholder’s cost basis in Fund shares (but not below zero). A lower cost basis means that a shareholder recognizes more gain or less loss when the shareholder eventually sells Fund shares, which increases the shareholder’s tax liability.

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The Fund attempts to maintain a stable distribution rate and therefore may distribute more or less than the actual amount of cash it receives from its investments in a particular period. Any undistributed cash would be available to supplement future distributions, and until distributed would increase the Fund’s net asset value (“NAV”). Correspondingly, such amounts, once distributed, decrease the Fund’s NAV. In addition, the Fund may opt not to make distributions in quarters in which the Fund believes that a distribution could cause adverse tax consequences to shareholders, including when the Fund believes that a distribution may not constitute a tax-free return of capital as described above.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The NAV per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Partnership Accounting Policy – To the extent the Fund receives distributions from underlying partnerships in which it invests, the Fund records its pro rata share of income/loss and capital gains/losses and accordingly adjusts the cost basis of the underlying partnerships for return of capital.

j).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

k).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations under the 1940 Act governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, generally eliminates the asset segregation framework used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund does not utilize derivatives and therefore has not adopted a derivatives risk management program.

In December 2020, the SEC adopted a new rule under the 1940 Act providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act.

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NOTES TO THE FINANCIAL STATEMENTS

Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements. The Fund has designated Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”), as its valuation designee under Rule 2a-5.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, MLPs, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a

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development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, any security or other asset will be valued at its fair value in accordance with Rule 2a-5 under the 1940 Act as determined under the fair value procedures of the Advisor, subject to oversight by the Board of Trustees of the Fund (the “Board”). Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate, with the assistance of the Valuation and Liquidity Committee, whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing

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NOTES TO THE FINANCIAL STATEMENTS

means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2023, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2023, were $4,094,573 and $2,238,483, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2023.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 1.10%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

The Advisor has contractually agreed to limit total annual operating expenses to 1.75% of the Fund’s net assets for Investor Class shares and 1.50% of the Fund’s net assets for Institutional Class shares (in each case, excluding all federal, state, and local taxes, interest, brokerage commissions, dividend and interest expenses on short sales, extraordinary items, and acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities) through February 28, 2024.

For three years following the date on which expenses were waived or incurred, the Advisor may recoup waived or reimbursed expenses from the Fund if total operating expenses, including such recoupment, does not exceed the expense limitation in effect (i) at the time the Advisor waived or reimbursed such expenses and (ii) at the time the Advisor recoups such expenses. As of April 30, 2023, expenses subject to potential recovery for Investor Class and Institutional Class shares and the fiscal years in which they expire were as follows:

	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
	2023	2024	2025	2026	Total
Investor Class	$11,832	$12,376	$13,391	$9,900	$47,499
Institutional Class	$28,522	$26,693	$11,840	$2,585	$69,640

The Advisor did not recoup expenses from the Fund during the six months ended April 30, 2023.

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The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations. Fund Services has voluntarily waived all or a portion of its fees for the Fund. The fees voluntarily waived by Fund Services during the six months ended April 30, 2023, are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an

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NOTES TO THE FINANCIAL STATEMENTS

equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2023, for reimbursement payments to the Advisor are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2023, the Fund had an outstanding average daily balance and a weighted average interest rate of $13,541 and 7.50%, respectively. The interest expensed by the Fund during the six months ended April 30, 2023, is included in the Statement of Operations. The maximum amount outstanding for the Fund during the period was $371,000. As of April 30, 2023, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of April 30, 2023, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$25,731,083
Gross tax unrealized appreciation	$21,196,145
Gross tax unrealized depreciation	(794,519)
Net tax unrealized appreciation/(depreciation)	$20,401,626

As of April 30, 2023, deferred tax assets consisted of the following:

Deferred tax assets (liabilities):
Net operating losses	$597,532
Capital loss	4,328,080
Unrealized (gain) loss on investments	(3,214,233)
Total deferred tax assets, net	1,711,379
Valuation allowance	(1,711,379)
Net	$—

For the six months ended April 30, 2023, the Fund had an effective tax rate of 0% and a federal statutory rate of 21%, with the difference resulting from a change in the balances of the deferred tax assets and liability and the related valuation allowance applied against the deferred tax assets and liability.

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23

Deferred income tax assets and liabilities are recorded for differences between the financial statement and tax basis of the assets and liabilities that will result in taxable or deductible amounts in the future based on enacted laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. The Fund has evaluated the available evidence supporting the realization of its gross deferred tax assets, including the amount and timing of future taxable income, and has determined that, based on net losses to date, it may not utilize all of its deferred tax assets in the future. As of April 30, 2023, the Fund established a valuation allowance in the amount of $1,711,379 against its net deferred tax assets.

The Fund may carry forward any net capital loss five years to offset any future realized capital gains. The Fund may carry forward indefinitely any net operating loss arising in a tax year ending after December 31, 2018. As of April 30, 2023, the Fund had $19,409,129 in capital loss carryforwards that expire as follows:

Amount	Expiration
$3,258,843	10/31/2023
8,971,423	10/31/2024
7,178,863	10/31/2025

As of April 30, 2023, the Fund had $2,682,991 in net operating loss carryforwards that expire as follows:

Amount	Expiration
$2,682,991	Indefinite

Total income taxes have been computed by applying the federal statutory income tax rate of 21% plus a blended state income tax rate. The Fund applied this effective rate to net investment income and realized and unrealized gains on investments before taxes in computing its total income taxes.

Tax expense (benefit) at statutory rates	$262,557
State income tax expense, net of federal benefit	14,089
Tax expense (benefit) on permanent items(1)	(23,846)
Tax expense (benefit) due to change in effective state rates	—
Total current tax expense (benefit)	—
Change in valuation allowance	(252,800)
Total tax expense	$—

(1) Permanent items consist of dividends-received deductions.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions in all open tax years and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. federal tax returns and state tax returns filed or expected to be filed. No income tax returns are currently under examination. Generally, the tax returns of the Fund for the prior three fiscal years are open for examination. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

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NOTES TO THE FINANCIAL STATEMENTS

During fiscal year 2023 (year to date) and fiscal year 2022, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2023	October 31, 2022
Ordinary income(1)	$2,072,081	$261,719
Long-term capital gains	—	—
Return of capital	309,621	4,359,147
Total distributions	$2,381,702	$4,620,866

(1) Ordinary income includes short-term capital gains.

9).  MARKET AND GEOPOLITICAL RISKS

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolios may underperform due to volatility in the banking sector, including bank failures, inflation (or expectations for inflation), increasing interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

10).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2023, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On June 1, 2023, distributions were declared and paid to shareholders of record on May 31, 2023, as follows:

Return of Capital
Investor Class	$0.2575
Institutional Class	$0.2575

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Expense Example (Unaudited)
April 30, 2023

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2022, through April 30, 2023.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	November 1, 2022 –
	November 1, 2022	April 30, 2023	April 30, 2023
Investor Class
Actual	$1,000.00	$1,027.90	$18.35
Hypothetical (5% return before expenses)	$1,000.00	$1,031.90	$18.39

Institutional Class
Actual	$1,000.00	$1,029.10	$15.83
Hypothetical (5% return before expenses)	$1,000.00	$1,034.40	$15.87

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.81% for Investor Class shares or 1.56% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

The Fund offers shareholders the option to receive account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery, please visit www.hennessyfunds.com/account. You may change your delivery preference at any time by visiting our website or calling U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
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PROXY VOTING — BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Board Approval of Investment Advisory
Agreement

At its meeting on March 7, 2023, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory agreement. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory agreement.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory agreement. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory agreement and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q;

(4)	A summary of the advisory agreement;

(5)	A recent Fund fact sheet, which included, among other things, Fund performance over various periods;

(6)	A description of the range of services provided by the Advisor and the distinction between the Advisor-provided services and the Sub-Advisor-provided services;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund; and

(8)	A memorandum from the Advisor regarding economies of scale.

All of the factors discussed were considered as a whole by the Trustees, as well as by the Independent Trustees meeting in executive session. The Trustees viewed the relevant factors in their totality, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory agreement, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

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(4)	The costs and profitability of the Fund to the Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor from serving as an investment advisor to the Fund (other than the advisory fee).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review and an assessment of the Advisor’s performance, the Trustees concluded that the Advisor provides high-quality services to the Fund, and they noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor acts as the portfolio manager for the Fund. In this capacity, the Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of each Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Fund’s service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Fund’s service providers, as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

(f)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(g)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(h)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(i)	For each annual report of the Fund, the Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(j)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(k)
The Advisor pays the incentive compensation of the Fund’s compliance officer and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(l)	The Advisor provides a quarterly compliance certification to the Board.

(m)	The Advisor prepares or reviews all Board materials, presents to and leads discussions with the Board, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees compared the performance of the Fund to benchmark indices over various periods and noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor manages the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted the continuation of the advisory agreement.

(3)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within a reasonable range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory agreement.

(4)
The Trustees also considered whether the Advisor was realizing economies of scale that should be shared with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund were variable asset-based fees, so the Advisor would not realize material economies of scale relating to these expenses as the assets of the Fund increased. For example, third-party platform fees increase as the Fund’s assets grow.

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(5)
The Trustees considered the profitability of the Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(6)	The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees and concluded that this was beneficial to the Fund and its shareholders.

(7)
The Trustees considered any benefits to the Advisor from serving as an advisor to the Fund (other than the advisory fee). The Trustees noted that the Advisor may derive ancillary benefits from, by way of example, its association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor from its relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ finding that the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s own efforts in the performance of its duties under the advisory agreement.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory agreement.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Doug Franklin
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2023

HENNESSY GAS UTILITY FUND

Investor Class  GASFX
Institutional Class  HGASX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	16
Expense Example	24
Proxy Voting Policy and Proxy Voting Records	26
Availability of Quarterly Portfolio Schedule	26
Federal Tax Distribution Information	26
Important Notice Regarding Delivery of Shareholder Documents	26
Electronic Delivery	26
Board Approval of Investment Advisory Agreement	27

HENNESSY FUNDS	1-800-966-4354

May 2023

Dear Hennessy Funds Shareholder:

The past six months in the stock market have been dramatic, even tumultuous, especially for certain sectors within the broader market. For the six-month period ended April 30, 2023, the broader equity markets rose then dipped each month consistently until the last two months of the period: the S&P 500® Index was up 6% in November, down 6% in December, up 6% in January, down 2% in February, up 4% in March, and finally up again 2% in April, resulting in a positive total return of 8.63% for the entire period.1

These single digit moves in the broader market masked the more pronounced moves in specific sectors or industries, the worst of which was the Financial sector’s 10% drop in March 2023. Within the Financial sector, large cap banks plunged 25%, precipitated by the second and third largest bank failures in history, which occurred over one weekend in early March. Our long-tenured and experienced Portfolio Manager, Dave Ellison, observed that March felt like ten years crammed into just a few weeks. Conversely, the Technology and Communication Services sectors performed exceptionally well during the six-month period ended April 30, 2023, with total returns of 19% and 23%, respectively, rebounding from a dismal 2022.2

While various factors drove this disparity of returns, interest rate hikes and persistent inflation were the primary causes behind many of the movements, both positive and negative, in the market. High inflation and low unemployment drove the Federal Reserve to increase rates 10 consecutive times over 14 months from March 2022 through early May 2023, bringing its benchmark interest rate from 0.25% to 5.25%, its highest level in 16 years. As rates rose and debt security prices dropped, banks’ capital levels declined, and in a few extreme instances this caused depositors to rapidly withdraw funds from certain riskier banks, leading to solvency issues and failures. On the other hand, positive results for many Technology companies and continued strong consumer spending caused many investors to pivot back into Technology, one of the worst performing sectors of 2022 but one of the best so far in 2023. Finally, with a mild winter, reduction of geopolitical unease, and fears of softening demand globally, oil, natural gas, and other commodities saw a drop in prices, causing Energy company shares to retreat after an incredibly strong 2022.

We believe that the outlook for U.S. stocks remains positive, primarily because we believe that the Federal Reserve may be done, or close to done, raising rates. Inflation has shown signs of easing, creating a better environment for consumers as well as businesses. The unemployment rate remains near record lows, there are elevated levels of cash on the balance sheets of U.S. companies and in the pockets of many consumers and investors, and there is the prospect of a more dovish Federal Reserve in the second half of 2023. However, we are cautiously watching certain parts of the economy for continued signs of weakness, as the risk of recession remains a concern. While volatility and uncertainty may continue to impact the markets, we encourage investors to stay the course, maintain a diversified portfolio, and keep a long-term perspective.

Suffice it to say, volatility and disparity of returns were at elevated levels for much of the first six months of our fiscal year. We saw four of our funds post negative total returns, of which two were invested primarily in the Financial sector and two were driven by the drop in Energy stocks. Overall, 13 of our 17 funds posted positive total returns for the first half of the fiscal year.

Tumultuous times call for introspection, allowing us to reflect on who we are and on what makes a fund a Hennessy Fund. We are long-term investors in companies, not traders of stocks, and we strive for positive shareholder returns over a complete market

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LETTER TO SHAREHOLDERS

cycle. Our funds are run by a talented group of Portfolio Managers, the vast majority of whom have over 20 years of investment experience and who bring their unique perspective and expertise. All our Portfolio Managers are professionals dedicated to running their portfolios with adherence to well-defined investment criteria and with a long-term focus in mind. We have five internal Portfolio Managers and sixteen external Portfolio Managers through five separate sub-advisors. Their expertise vary from Financials, Energy, and Utilities to Japanese companies to ESG (Environmental, Social, and Governance) companies. Some have invested through Black Monday and the Stock Market Crash of 1987, while a couple have entered the industry only after the Financial Crisis of 2007/2008.

We have 11 domestic equity funds, three domestic hybrid (equity and income) funds, two international equity funds, and one domestic ETF, which was added to our line-up in December 2022. Among our domestic mutual funds, we have eight funds that may invest across all sectors and six that focus primarily on one sector, including Energy, Financials, Utilities, and Technology. Most of our portfolios are concentrated, differentiated from their benchmarks, and designed to mitigate downside risk. In fact, as of April 30, 2023, the number of stocks in each of our 17 funds ranged from 10 to 63, with a median of 30. Excluding our hybrid and index funds, the median average active share of our funds was an impressive 90%. Active share measures how different a fund is versus its benchmark, with 100% signifying that the fund and benchmark have no common investments. Finally, the downside capture ratio, which measures the relative performance of a fund versus its benchmark on negative performance days, averaged a respectable 89%, 95%, and 90% across our funds for the three-year, five-year, and ten-year periods ended April 30, 2023.

We thank you for your continued interest in the Hennessy Funds, and we are grateful for your trust. While we prefer to post only positive returns for our shareholders, we are pleased that many of the Hennessy Funds did just that during the unpredictable past six months. If you have any questions or would like to speak with us directly, please call us at (800) 966-4354.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

The opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index is commonly used to measure the performance of U.S. stocks. This index is used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

Please refer to the Schedule of Investments included in this report for additional portfolio information.

[1]	S&P 500® Index monthly total returns: +5.59% in November 2022, -5.76% in December 2022, +6.28% in January 2023, -2.44% in February 2023, +3.67% in March 2023, and +1.56% in April 2023.
[2]
S&P 500® Financial Sector monthly total return: -9.55% in March 2023. KBW Bank Index monthly total return: -24.87% in March 2023. S&P 500® Information Technology sector total return: +18.88% for the six months ended April 30, 2023. S&P 500® Communication Services sector total return: +23.15% for the six months ended April 30, 2023.

HENNESSY FUNDS	1-800-966-4354
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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2023

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Gas Utility Fund –
Investor Class (GASFX)	3.02%	-2.70%	7.20%	6.55%
Hennessy Gas Utility Fund –
Institutional Class (HGASX)(2)	3.17%	-2.35%	7.54%	6.77%
AGA Stock Index	3.57%	-1.67%	8.40%	7.72%
S&P 500® Index	8.63%	2.66%	11.45%	12.20%

Expense ratios: 1.00% (Investor Class); 0.68% (Institutional Class)

(1)	Periods of less than one year are not annualized.
(2)
The inception date of Institutional Class shares is March 1, 2017. Performance shown prior to the inception of Institutional Class shares reflects the performance of Investor Class shares and includes expenses that are not applicable to, and are higher than, those of Institutional Class shares.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The AGA Stock Index is a capitalization-weighted index that consists of members of the American Gas Association whose securities are traded on a U.S. stock exchange. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

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4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2023 (Unaudited)

HENNESSY GAS UTILITY FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Berkshire Hathaway, Inc., Class A	5.25%
TC Energy Corp.	5.10%
Sempra Energy	5.02%
The Southern Co.	5.01%
Enbridge, Inc.	4.99%
Atmos Energy Corp.	4.94%
Cheniere Energy, Inc.	4.72%
Kinder Morgan, Inc.	4.71%
ONEOK, Inc.	4.30%
EQT Corp.	4.19%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 99.38%	Number of		% of
	Shares	Value	Net Assets
Energy – 29.70%
Cheniere Energy, Inc.	156,617	$23,962,401	4.72%
DT Midstream, Inc.	155,200	7,646,704	1.51%
Enbridge, Inc. (a)	637,765	25,357,536	4.99%
EQT Corp.	610,700	21,276,788	4.19%
Kinder Morgan, Inc.	1,396,801	23,955,137	4.71%
ONEOK, Inc.	333,900	21,840,399	4.30%
TC Energy Corp. (a)	624,100	25,925,114	5.10%
Tellurian, Inc. (b)	658,190	934,630	0.18%
		150,898,709	29.70%

Financials – 5.25%
Berkshire Hathaway, Inc., Class A (b)	53	26,652,639	5.25%

Industrials – 0.89%
MDU Resources Group, Inc.	155,607	4,546,837	0.89%

Utilities – 63.54%
Algonquin Power & Utilities Corp. (a)	111,064	946,265	0.19%
ALLETE, Inc.	375	23,392	0.00%
Alliant Energy Corp.	34,900	1,924,386	0.38%
Ameren Corp.	45,840	4,078,385	0.80%
Atmos Energy Corp.	219,786	25,086,374	4.94%
Avangrid, Inc.	93,200	3,752,232	0.74%
Avista Corp.	27,072	1,193,063	0.23%
Black Hills Corp.	66,647	4,351,383	0.86%
CenterPoint Energy, Inc.	467,428	14,242,531	2.80%
Chesapeake Utilities Corp.	21,258	2,625,363	0.52%
CMS Energy Corp.	184,598	11,493,071	2.26%
Consolidated Edison, Inc.	145,336	14,311,236	2.82%
Dominion Energy, Inc.	335,777	19,186,298	3.78%
DTE Energy Co.	57,304	6,441,543	1.27%
Duke Energy Corp.	119,487	11,814,874	2.33%
Entergy Corp.	3,760	404,501	0.08%
Essential Utilities, Inc.	186,100	7,946,470	1.56%
Eversource Energy	62,075	4,817,641	0.95%
Exelon Corp.	111,731	4,741,864	0.93%
Fortis, Inc. (a)	133,876	5,878,495	1.16%

The accompanying notes are an integral part of these financial statements.

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6

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number of		% of
	Shares	Value	Net Assets
Utilities (Continued)
MGE Energy, Inc.	10,779	$825,779	0.16%
National Fuel Gas Co.	95,224	5,323,021	1.05%
National Grid PLC – ADR (a)	238,944	17,120,338	3.37%
New Jersey Resources Corp.	134,034	6,921,516	1.36%
NiSource, Inc.	448,281	12,758,077	2.51%
Northwest Natural Holding Co.	58,303	2,737,909	0.54%
NorthWestern Corp.	20,698	1,213,317	0.24%
ONE Gas, Inc.	96,075	7,392,971	1.45%
PG&E Corp. (b)	904,449	15,475,122	3.05%
PPL Corp.	105,319	3,024,762	0.60%
Public Service Enterprise Group, Inc.	194,190	12,272,808	2.42%
RGC Resources, Inc.	17,154	328,499	0.06%
Sempra Energy	163,940	25,491,031	5.02%
Southwest Gas Holdings, Inc.	76,917	4,307,352	0.85%
Spire, Inc.	67,991	4,605,030	0.91%
The Southern Co.	346,300	25,470,365	5.01%
UGI Corp.	103,952	3,521,894	0.69%
Unitil Corp.	16,898	939,360	0.18%
WEC Energy Group, Inc.	202,840	19,507,123	3.84%
Xcel Energy, Inc.	118,799	8,305,238	1.63%
		322,800,879	63.54%

Total Common Stocks
(Cost $265,308,010)		504,899,064	99.38%

The accompanying notes are an integral part of these financial statements.

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SHORT-TERM INVESTMENTS – 0.58%	Number of		% of
	Shares	Value	Net Assets
Money Market Funds – 0.58%
First American Government Obligations Fund,
Institutional Class, 4.73% (c)	2,950,999	$2,950,999	0.58%

Total Short-Term Investments
(Cost $2,950,999)		2,950,999	0.58%

Total Investments
(Cost $268,259,009) – 99.96%		507,850,063	99.96%
Other Assets in Excess of Liabilities – 0.04%		206,117	0.04%

TOTAL NET ASSETS – 100.00%		$508,056,180	100.00%

Percentages are stated as a percent of net assets.

ADR  – American Depositary Receipt
PLC – Public Limited Company
(a)	U.S.-traded security of a foreign corporation.
(b)	Non-income-producing security.
(c)	The rate listed is the fund’s seven-day yield as of April 30, 2023.

Summary of Fair Value Exposure as of April 30, 2023

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2023 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Energy	$150,898,709	$—	$—	$150,898,709
Financials	26,652,639	—	—	26,652,639
Industrials	4,546,837	—	—	4,546,837
Utilities	322,800,879	—	—	322,800,879
Total Common Stocks	$504,899,064	$—	$—	$504,899,064
Short-Term Investments
Money Market Funds	$2,950,999	$—	$—	$2,950,999
Total Short-Term Investments	$2,950,999	$—	$—	$2,950,999
Total Investments	$507,850,063	$—	$—	$507,850,063

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
8

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of April 30, 2023 (Unaudited)

ASSETS:
Investments in securities, at value (cost $268,259,009)	$507,850,063
Dividends and interest receivable	714,431
Receivable for fund shares sold	103,830
Return of capital receivable	172,192
Prepaid expenses and other assets	35,002
Total assets	508,875,518

LIABILITIES:
Payable for fund shares redeemed	370,536
Payable to advisor	166,954
Payable to administrator	92,611
Payable to auditor	11,226
Accrued distribution fees	66,376
Accrued service fees	36,250
Accrued trustees fees	4,461
Accrued expenses and other payables	70,924
Total liabilities	819,338
NET ASSETS	$508,056,180

NET ASSETS CONSISTS OF:
Capital stock	$282,298,622
Total distributable earnings	225,757,558
Total net assets	$508,056,180

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$441,598,054
Shares issued and outstanding	17,796,529
Net asset value, offering price, and redemption price per share	$24.81

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$66,458,126
Shares issued and outstanding	2,685,235
Net asset value, offering price, and redemption price per share	$24.75

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the six months ended April 30, 2023 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$7,415,529
Interest income	55,817
Total investment income	7,471,346

EXPENSES:
Investment advisory fees (See Note 5)	1,044,048
Sub-transfer agent expenses – Investor Class (See Note 5)	386,048
Sub-transfer agent expenses – Institutional Class (See Note 5)	49,862
Distribution fees – Investor Class (See Note 5)	334,169
Administration, accounting, custody, and transfer agent fees (See Note 5)	257,021
Service fees – Investor Class (See Note 5)	222,779
Federal and state registration fees	22,855
Reports to shareholders	19,724
Compliance expense (See Note 5)	13,228
Interest expense (See Note 7)	12,440
Trustees’ fees and expenses	11,844
Audit fees	11,227
Legal fees	5,317
Other expenses	140,619
Total expenses	2,531,181
NET INVESTMENT INCOME	$4,940,165

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$10,015,908
Net change in unrealized appreciation/depreciation on investments	1,106,331
Net gain on investments	11,122,239
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,062,404

(1)	Net of foreign taxes withheld and issuance fees of $281,967.

The accompanying notes are an integral part of these financial statements.

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10

STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2023	Year Ended
	(Unaudited)	October 31, 2022
OPERATIONS:
Net investment income	$4,940,165	$10,843,179
Net realized gain on investments	10,015,908	49,402,174
Net change in unrealized
appreciation/depreciation on investments	1,106,331	(11,790,358)
Net increase in net assets resulting from operations	16,062,404	48,454,995

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(32,871,714)	(46,296,164)
Distributable earnings – Institutional Class	(5,827,068)	(7,042,572)
Total distributions	(38,698,782)	(53,338,736)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	6,023,416	38,263,106
Proceeds from shares subscribed – Institutional Class	4,430,093	60,525,251
Dividends reinvested – Investor Class	31,011,675	43,695,547
Dividends reinvested – Institutional Class	5,502,838	6,632,283
Cost of shares redeemed – Investor Class	(35,457,778)	(77,677,738)
Cost of shares redeemed – Institutional Class	(33,816,992)	(33,930,524)
Net increase (decrease) in net assets derived
from capital share transactions	(22,306,748)	37,507,925
TOTAL INCREASE (DECREASE) IN NET ASSETS	(44,943,126)	32,624,184

NET ASSETS:
Beginning of period	552,999,306	520,375,122
End of period	$508,056,180	$552,999,306

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	240,017	1,378,820
Shares sold – Institutional Class	177,406	2,219,309
Shares issued to holders as reinvestment
of dividends – Investor Class	1,249,571	1,762,321
Shares issued to holders as reinvestment
of dividends – Institutional Class	222,283	266,844
Shares redeemed – Investor Class	(1,422,830)	(2,942,205)
Shares redeemed – Institutional Class	(1,336,294)	(1,288,690)
Net increase (decrease) in shares outstanding	(869,847)	1,396,399

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2023
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$25.91

Income from investment operations:
Net investment income	0.23	(1)
Net realized and unrealized gains (losses) on investments	0.54
Total from investment operations	0.77

Less distributions:
Dividends from net investment income	(0.22)
Dividends from net realized gains	(1.65)
Total distributions	(1.87)
Net asset value, end of period	$24.81

TOTAL RETURN	3.02	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$441.60
Ratio of expenses to average net assets	1.01	%(3)
Ratio of net investment income to average net assets	1.84	%(3)
Portfolio turnover rate(4)	5	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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12

FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2022	2021	2020	2019	2018

$26.09	$24.08	$29.64	$28.68	$30.35

0.50 (1)	0.52 (1)	0.58 (1)	0.56 (1)	0.65
1.98	4.00	(4.14)	3.50	(1.52)
2.48	4.52	(3.56)	4.06	(0.87)

(0.50)	(0.57)	(0.56)	(0.62)	(0.64)
(2.16)	(1.94)	(1.44)	(2.48)	(0.16)
(2.66)	(2.51)	(2.00)	(3.10)	(0.80)
$25.91	$26.09	$24.08	$29.64	$28.68

10.14%	19.91%	-12.49%	15.28%	-2.86%

$459.41	$457.31	$483.56	$764.10	$825.18
1.00%	1.00%	1.02%	1.00%	1.01%
1.88%	2.06%	2.24%	1.98%	2.18%
31%	15%	16%	12%	14%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2023
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$25.84

Income from investment operations:
Net investment income	0.27	(1)
Net realized and unrealized gains (losses) on investments	0.53
Total from investment operations	0.80

Less distributions:
Dividends from net investment income	(0.24)
Dividends from net realized gains	(1.65)
Total distributions	(1.89)
Net asset value, end of period	$24.75

TOTAL RETURN	3.17	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$66.46
Ratio of expenses to average net assets	0.72	%(3)
Ratio of net investment income to average net assets	2.21	%(3)
Portfolio turnover rate(4)	5	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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14

FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2022	2021	2020	2019	2018

$26.01	$24.01	$29.56	$28.65	$30.32

0.57 (1)	0.59 (1)	0.66 (1)	0.64 (1)	0.71
1.99	3.99	(4.13)	3.50	(1.47)
2.56	4.58	(3.47)	4.14	(0.76)

(0.58)	(0.65)	(0.64)	(0.73)	(0.75)
(2.15)	(1.93)	(1.44)	(2.50)	(0.16)
(2.73)	(2.58)	(2.08)	(3.23)	(0.91)
$25.84	$26.01	$24.01	$29.56	$28.65

10.53%	20.29%	-12.22%	15.63%	-2.51%

$93.58	$63.06	$66.46	$107.18	$107.75
0.68%	0.69%	0.70%	0.69%	0.65%
2.13%	2.35%	2.57%	2.25%	2.47%
31%	15%	16%	12%	14%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements April 30, 2023 (Unaudited)

1).  ORGANIZATION

The Hennessy Gas Utility Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is income and capital appreciation. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

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16

NOTES TO THE FINANCIAL STATEMENTS

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid at the end of each calendar quarter. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Partnership Accounting Policy – To the extent the Fund receives distributions from underlying partnerships in which it invests, the Fund records its pro rata share of income/loss and capital gains/losses and accordingly adjusts the cost basis of the underlying partnerships for return of capital.

j).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

k).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations under the 1940 Act governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, generally eliminates the asset segregation framework used by funds to

HENNESSY FUNDS	1-800-966-4354
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comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund does not utilize derivatives and therefore has not adopted a derivatives risk management program.

In December 2020, the SEC adopted a new rule under the 1940 Act providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements. The Fund has designated Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”), as its valuation designee under Rule 2a-5.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

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NOTES TO THE FINANCIAL STATEMENTS

Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, any security or other asset will be valued at its fair value in accordance with Rule 2a-5 under the 1940 Act as determined under the fair value procedures of the Advisor, subject to oversight by the Board of Trustees of the Fund (the “Board”). Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate, with the assistance of the Valuation and Liquidity

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Committee, whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2023, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2023, were $24,098,743 and $77,671,161, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2023.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.40%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may

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NOTES TO THE FINANCIAL STATEMENTS

be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

The Fund has entered into an Administrative Services Agreement among the Fund, the Advisor, and the American Gas Association (“AGA”), pursuant to which the AGA provides administrative services to the Fund, including overseeing the calculation of the AGA Stock Index. ScottMadden, Inc. performs the actual computations required to produce the AGA Stock Index and receives a fee for such calculations pursuant to a contractual arrangement with AGA. AGA does not furnish other securities advice to the Fund or the Advisor or make recommendations regarding the purchase or sale of securities by the Fund. Under the terms of the Administrative Services Agreement, which has been approved by the Board, AGA provides the Fund with current information regarding the common stock composition of the AGA Stock Index at least monthly. In addition, on request, AGA provides the Fund and the Advisor with information on the natural gas industry. The Fund pays AGA a fee at an annual rate of 0.04% of the average daily net assets of the Fund.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office

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of the Chief Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2023, for reimbursement payments to the Advisor are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2023, the Fund had an outstanding average daily balance and a weighted average interest rate of $336,718 and 7.35%, respectively. The interest expensed by the Fund during the six months ended April 30, 2023, is included in the Statement of Operations. The maximum amount outstanding for the Fund during the period was $8,822,000. As of April 30, 2023, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2022, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$338,135,370
Gross tax unrealized appreciation	$253,222,529
Gross tax unrealized depreciation	(38,891,180)
Net tax unrealized appreciation/(depreciation)	$214,331,349
Undistributed ordinary income	$2,970,511
Undistributed long-term capital gains	31,092,076
Total distributable earnings	$34,062,587
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$248,393,936

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2022, the Fund had no tax-basis capital losses to offset future capital gains.

As of October 31, 2022, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2021, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

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NOTES TO THE FINANCIAL STATEMENTS

During fiscal year 2023 (year to date) and fiscal year 2022, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2023	October 31, 2022
Ordinary income(1)	$7,606,890	$10,974,058
Long-term capital gains	31,091,892	42,364,678
Total distributions	$38,698,782	$53,338,736

(1) Ordinary income includes short-term capital gains.

9).  MARKET AND GEOPOLITICAL RISKS

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolios may underperform due to volatility in the banking sector, including bank failures, inflation (or expectations for inflation), increasing interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

10).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2023, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Expense Example (Unaudited)
April 30, 2023

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2022, through April 30, 2023.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	November 1, 2022 –
	November 1, 2022	April 30, 2023	April 30, 2023
Investor Class
Actual	$1,000.00	$1,030.20	$10.25
Hypothetical (5% return before expenses)	$1,000.00	$1,039.90	$10.30

Institutional Class
Actual	$1,000.00	$1,031.70	$7.31
Hypothetical (5% return before expenses)	$1,000.00	$1,042.80	$7.35

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.01% for Investor Class shares or 0.72% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2022 was 91.72%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 1.26%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

The Fund offers shareholders the option to receive account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery, please visit www.hennessyfunds.com/account. You may change your delivery preference at any time by visiting our website or calling U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

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PROXY VOTING — BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Board Approval of Investment Advisory
Agreement

At its meeting on March 7, 2023, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory agreement. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory agreement.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory agreement. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory agreement and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q;

(4)	A summary of the advisory agreement;

(5)	A recent Fund fact sheet, which included, among other things, Fund performance over various periods;

(6)	A description of the range of services provided by the Advisor and the distinction between the Advisor-provided services and the Sub-Advisor-provided services;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund; and

(8)	A memorandum from the Advisor regarding economies of scale.

All of the factors discussed were considered as a whole by the Trustees, as well as by the Independent Trustees meeting in executive session. The Trustees viewed the relevant factors in their totality, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory agreement, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

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(4)	The costs and profitability of the Fund to the Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor from serving as an investment advisor to the Fund (other than the advisory fee).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review and an assessment of the Advisor’s performance, the Trustees concluded that the Advisor provides high-quality services to the Fund, and they noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor acts as the portfolio manager for the Fund. In this capacity, the Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of each Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Fund’s service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Fund’s service providers, as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

(f)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(g)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(h)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(i)	For each annual report of the Fund, the Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(j)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(k)
The Advisor pays the incentive compensation of the Fund’s compliance officer and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(l)	The Advisor provides a quarterly compliance certification to the Board.

(m)	The Advisor prepares or reviews all Board materials, presents to and leads discussions with the Board, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees compared the performance of the Fund to benchmark indices over various periods and noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor manages the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted the continuation of the advisory agreement.

(3)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within a reasonable range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory agreement.

(4)
The Trustees also considered whether the Advisor was realizing economies of scale that should be shared with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund were variable asset-based fees, so the Advisor would not realize material economies of scale relating to these expenses as the assets of the Fund increased. For example, third-party platform fees increase as the Fund’s assets grow.

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(5)
The Trustees considered the profitability of the Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(6)	The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees and concluded that this was beneficial to the Fund and its shareholders.

(7)
The Trustees considered any benefits to the Advisor from serving as an advisor to the Fund (other than the advisory fee). The Trustees noted that the Advisor may derive ancillary benefits from, by way of example, its association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor from its relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ finding that the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s own efforts in the performance of its duties under the advisory agreement.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory agreement.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

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For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Doug Franklin
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2023

HENNESSY JAPAN FUND

Investor Class  HJPNX
Institutional Class  HJPIX

www.hennessyfunds.com  |  1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	16
Expense Example	24
Proxy Voting Policy and Proxy Voting Records	26
Availability of Quarterly Portfolio Schedule	26
Federal Tax Distribution Information	26
Important Notice Regarding Delivery of Shareholder Documents	26
Electronic Delivery	27
Board Approval of Investment Advisory Agreements	28

HENNESSY FUNDS	1-800-966-4354

May 2023

Dear Hennessy Funds Shareholder:

The Japanese stock market posted a total return of 18.08% in U.S. dollar terms as measured by the Tokyo Stock Price Index (TOPIX) over the six-month period ended April 30, 2023.

The Japanese stock market was on an upward trend until mid-November 2022 on expectations of future economic recovery due to a rebound in Japanese corporate performance, China’s easing of COVID-19 restrictions and real estate deregulation, and a retreat from excessive concerns about rising U.S. interest rates. However, in mid-December 2022, the Bank of Japan (BOJ) announced an increase in the allowable range of interest rates at its policy meeting, which the market perceived as effectively an interest rate hike, triggering a sharp decline in stock prices. The Japanese stock market turned around once the BOJ announced that it would maintain monetary easing and expectations emerged that the U.S. would ease its tight monetary policy.

This upward trend continued into February 2022 before multiple bank failures occurred in the U.S. and their impact on Credit Suisse fueled concerns of a credit crunch. Global stock markets plummeted in response, and Japanese equities suffered similarly. While the banking liquidity risk originating in the West is cause for concern, we do not think it will become a significant issue for Japanese financial institutions with ample capital. We think that Japanese corporate earnings should also remain high in the current fiscal year due to price pass-through, rising wages, and a recovery in inbound consumption. We also think there is significant room for recovery in the Manufacturing sector, which has suffered from rising material prices and parts shortages.

In April 2023, the famed investor Warren Buffett came to Tokyo to pay a visit to Japan’s five major trading houses, which have grown into a major position in Berkshire Hathaway’s publicly traded equity portfolio in recent years. Nowadays, Mr. Buffett is investing a significant amount in Japanese equities. The five major trading houses in which Berkshire made initial investments in 2020 have been cash flow generative. On a CNBC interview, Mr. Buffett shared some of his thoughts regarding these investments: “[T]hey were selling at what I felt was a ridiculous price, particularly the price compared to the interest rates prevailing at that time… And so, I started buying all five of the five largest trading companies . . . . I was confounded by the fact that we could buy into these companies and, in effect, have an earnings yield of maybe 14% or something like that with dividends that would grow, that they actually grew 70% during that time.” Mr. Buffet’s comments about Japanese companies reinforces our optimistic opinion of Japanese equities.

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2

LETTER TO SHAREHOLDERS

Thank you for your continued confidence and investment in the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund.

Sincerely,

Tadahiro Fujimura	Masakazu Takeda
Portfolio Manager,	Portfolio Manager,
Hennessy Japan Small Cap Fund;	Hennessy Japan Fund;
Chief Investment Officer	Fund Manager
SPARX Asset Management Co., Ltd.	SPARX Asset Management Co., Ltd.

SPARX Asset Management Co., Ltd., located in Tokyo, Japan, is the sub-advisor to the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

The opinions expressed are those of Tadahiro Fujimura and Masakazu Takeda and are subject to change, are not guaranteed, and should not be considered investment advice.

Fund holdings and sector allocations are subject to change. A non-diversified fund, which may concentrate its assets in fewer individual holdings than a diversified fund, is more exposed to individual stock volatility than a diversified fund. A fund that concentrates its investments within one country, one sector, or a small group of industries, such as Japan, may be subject to a higher degree of market risk.

The Tokyo Stock Price Index (TOPIX) is a capitalization-weighted index of all of the companies listed on the First Section of the Tokyo Stock Exchange. The index is used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index.

Cash flow refers to the net amount of cash and cash equivalents transferred into and out of a company.

Current and future holdings are subject to risk. Please refer to the Schedule of Investments included in this report for additional portfolio information.

HENNESSY FUNDS	1-800-966-4354
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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2023

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Japan Fund –
Investor Class (HJPNX)	17.06%	4.74%	-0.25%	6.57%
Hennessy Japan Fund –
Institutional Class (HJPIX)	17.29%	5.09%	0.14%	6.95%
Russell/Nomura Total Market™ Index	17.93%	7.09%	1.16%	4.86%
Tokyo Stock Price Index (TOPIX)	18.08%	7.13%	0.99%	4.67%

Expense ratios: 1.44% (Investor Class); 1.05% (Institutional Class)

(1)	Periods of less than one year are not annualized.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell/Nomura Total Market™ Index represents approximately 98% of the investable Japan equity market. The Tokyo Stock Price Index (TOPIX) is a capitalization-weighted index of all of the companies listed on the First Section of the Tokyo Stock Exchange. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

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4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2023 (Unaudited)

HENNESSY JAPAN FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Mitsubishi Corp.	8.79%
Hitachi Ltd.	8.67%
Rohto Pharmaceutical Co., Ltd.	5.24%
Sony Group Corp.	5.13%
Seven & i Holdings Co. Ltd.	5.03%
Tokio Marine Holdings, Inc.	4.49%
ORIX Corp.	4.16%
Keyence Corp.	3.82%
Tokyo Electron Ltd.	3.66%
Fast Retailing Co., Ltd.	3.50%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
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COMMON STOCKS – 95.50%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 3.00%
Nippon Telegraph & Telephone Corp.	227,700	$6,948,033	3.00%

Consumer Discretionary – 10.42%
Asics Corp.	147,900	4,134,002	1.79%
Fast Retailing Co., Ltd.	34,200	8,098,616	3.50%
Sony Group Corp.	131,300	11,879,203	5.13%
		24,111,821	10.42%

Consumer Staples – 14.71%
Ariake Japan Co., Ltd.	54,700	2,218,447	0.96%
Rohto Pharmaceutical Co., Ltd.	584,500	12,126,671	5.24%
Seven & i Holdings Co. Ltd.	256,700	11,632,990	5.03%
Unicharm Corp.	199,500	8,053,804	3.48%
		34,031,912	14.71%

Financials – 18.08%
Japan Exchange Group, Inc.	180,100	2,924,424	1.27%
Mitsubishi UFJ Financial Group, Inc.	1,246,900	7,805,014	3.37%
MS&AD Insurance Group Holdings, Inc. (a)	171,600	5,632,311	2.44%
ORIX Corp.	566,100	9,630,790	4.16%
Sompo Holdings, Inc.	130,500	5,445,713	2.35%
Tokio Marine Holdings, Inc.	516,400	10,383,272	4.49%
		41,821,524	18.08%

Health Care – 9.55%
Hoya Corp.	40,900	4,288,571	1.86%
Olympus Corp.	342,100	5,988,945	2.59%
Santen Pharmaceutical Co. Ltd.	570,100	4,796,610	2.07%
Terumo Corp.	234,200	7,013,305	3.03%
		22,087,431	9.55%

Industrials – 26.39%
Daikin Industries, Ltd.	39,200	7,119,938	3.08%
Hitachi Ltd.	362,600	20,057,087	8.67%
MISUMI Group, Inc.	243,200	6,135,257	2.65%
Mitsubishi Corp.	548,500	20,336,116	8.79%
Recruit Holdings Co., Ltd.	263,800	7,400,542	3.20%
		61,048,940	26.39%

The accompanying notes are an integral part of these financial statements.

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6

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Information Technology – 8.35%
Keyence Corp.	19,600	$8,838,743	3.82%
Renesas Electronics Corp. (a)	61,200	797,586	0.35%
Rohm Co. Ltd.	16,100	1,212,140	0.52%
Tokyo Electron Ltd.	73,900	8,461,957	3.66%
		19,310,426	8.35%

Materials – 5.00%
Nissan Chemical Corp.	103,000	4,577,531	1.98%
Shin-Etsu Chemical Co. Ltd.	245,300	6,999,837	3.02%
		11,577,368	5.00%

Total Common Stocks
(Cost $162,192,779)		220,937,455	95.50%

SHORT-TERM INVESTMENTS – 3.32%

Money Market Funds – 3.32%
First American Government Obligations Fund,
Institutional Class, 4.73% (b)	7,690,346	7,690,346	3.32%

Total Short-Term Investments
(Cost $7,690,346)		7,690,346	3.32%

Total Investments
(Cost $169,883,125) – 98.82%		228,627,801	98.82%
Other Assets in Excess of Liabilities – 1.18%		2,731,067	1.18%

TOTAL NET ASSETS – 100.00%		$231,358,868	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income-producing security.
(b)	The rate listed is the fund’s seven-day yield as of April 30, 2023.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
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Summary of Fair Value Exposure as of April 30, 2023

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2023 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$—	$6,948,033	$—	$6,948,033
Consumer Discretionary	—	24,111,821	—	24,111,821
Consumer Staples	—	34,031,912	—	34,031,912
Financials	—	41,821,524	—	41,821,524
Health Care	—	22,087,431	—	22,087,431
Industrials	—	61,048,940	—	61,048,940
Information Technology	—	19,310,426	—	19,310,426
Materials	—	11,577,368	—	11,577,368
Total Common Stocks	$—	$220,937,455	$—	$220,937,455
Short-Term Investments
Money Market Funds	$7,690,346	$—	$—	$7,690,346
Total Short-Term Investments	$7,690,346	$—	$—	$7,690,346
Total Investments	$7,690,346	$220,937,455	$—	$228,627,801

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of April 30, 2023 (Unaudited)

ASSETS:
Investments in securities, at value (cost $169,883,125)	$228,627,801
Dividends and interest receivable	2,699,467
Receivable for fund shares sold	426,498
Prepaid expenses and other assets	27,305
Total assets	231,781,071

LIABILITIES:
Payable for fund shares redeemed	110,071
Payable to advisor	153,218
Payable to sub-transfer agents	72,551
Payable to administrator	45,385
Payable to auditor	11,230
Accrued distribution fees	6,629
Accrued service fees	3,679
Accrued trustees fees	9,552
Accrued expenses and other payables	9,888
Total liabilities	422,203
NET ASSETS	$231,358,868

NET ASSETS CONSISTS OF:
Capital stock	$169,369,024
Total distributable earnings	61,989,844
Total net assets	$231,358,868

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$44,859,701
Shares issued and outstanding	1,302,262
Net asset value, offering price, and redemption price per share	$34.45

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$186,499,167
Shares issued and outstanding	5,225,793
Net asset value, offering price, and redemption price per share	$35.69

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
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Financial Statements

Statement of Operations for the six months ended April 30, 2023 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$3,027,654
Interest income	182,334
Total investment income	3,209,988

EXPENSES:
Investment advisory fees (See Note 5)	1,145,284
Sub-transfer agent expenses – Investor Class (See Note 5)	47,647
Sub-transfer agent expenses – Institutional Class (See Note 5)	117,202
Administration, accounting, custody, and transfer agent fees (See Note 5)	143,199
Interest expense (See Note 7)	40,554
Distribution fees – Investor Class (See Note 5)	32,952
Federal and state registration fees	22,143
Service fees – Investor Class (See Note 5)	21,968
Reports to shareholders	16,684
Trustees’ fees and expenses	11,905
Compliance expense (See Note 5)	11,844
Audit fees	11,227
Legal fees	4,572
Other expenses	32,352
Total expenses	1,659,533
NET INVESTMENT INCOME	$1,550,455

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$33,960,370
Net change in unrealized appreciation/depreciation on investments	15,240,519
Net gain on investments	49,200,889
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$50,751,344

(1)	Net of foreign taxes withheld of $336,554.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2023	Year Ended
	(Unaudited)	October 31, 2022
OPERATIONS:
Net investment income	$1,550,455	$4,811
Net realized gain (loss) on investments	33,960,370	(12,342,481)
Net change in unrealized
appreciation/depreciation on investments	15,240,519	(265,779,808)
Net increase (decrease) in net
assets resulting from operations	50,751,344	(278,117,478)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	—	(747,296)
Distributable earnings – Institutional Class	—	(11,015,401)
Total distributions	—	(11,762,697)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	6,887,525	15,554,341
Proceeds from shares subscribed – Institutional Class	38,422,806	190,629,014
Dividends reinvested – Investor Class	—	703,285
Dividends reinvested – Institutional Class	—	10,598,719
Cost of shares redeemed – Investor Class	(8,370,680)	(30,693,545)
Cost of shares redeemed – Institutional Class	(171,121,488)	(395,706,790)
Net decrease in net assets derived
from capital share transactions	(134,181,837)	(208,914,976)
TOTAL DECREASE IN NET ASSETS	(83,430,493)	(498,795,151)

NET ASSETS:
Beginning of period	314,789,361	813,584,512
End of period	$231,358,868	$314,789,361

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	211,937	403,264
Shares sold – Institutional Class	1,135,683	4,980,990
Shares issued to holders as reinvestment
of dividends – Investor Class	—	15,157
Shares issued to holders as reinvestment
of dividends – Institutional Class	—	221,545
Shares redeemed – Investor Class	(253,613)	(876,884)
Shares redeemed – Institutional Class	(4,954,031)	(10,842,081)
Net decrease in shares outstanding	(3,860,024)	(6,098,009)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2023
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$29.43

Income from investment operations:
Net investment income (loss)	0.19	(1)
Net realized and unrealized gains (losses) on investments	4.83
Total from investment operations	5.02

Less distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions	—
Net asset value, end of period	$34.45

TOTAL RETURN	17.06	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$44.86
Ratio of expenses to average net assets	1.48	%(4)
Ratio of net investment income (loss) to average net assets	1.19	%(4)
Portfolio turnover rate(5)	25	%(3)

(1)	Calculated using the average shares outstanding method.
(2)	Amount is between $(0.005) and $0.005.
(3)	Not annualized.
(4)	Annualized.
(5)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2022		2021		2020		2019	2018

$47.78		$42.79		$37.17		$33.63	$32.75

(0.11	)(1)	(0.23	)(1)	(0.14	)(1)	0.05 (1)	(0.00	)(2)
(17.83)		5.22		5.81		3.50	0.89
(17.94)		4.99		5.67		3.55	0.89

(0.41)		—		(0.02)		(0.01)	(0.01)
—		—		(0.03)		—	—
(0.41)		—		(0.05)		(0.01)	(0.01)
$29.43		$47.78		$42.79		$37.17	$33.63

-37.86%		11.66%		15.27%		10.60%	2.70%

$39.55		$86.11		$142.30		$87.22	$103.33
1.44%		1.43%		1.43%		1.43%	1.43%
(0.30)%		(0.49)%		(0.37)%		0.14%	(0.02)%
21%		16%		23%		9%	1%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2023
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$30.43

Income from investment operations:
Net investment income (loss)	0.18	(1)
Net realized and unrealized gains (losses) on investments	5.08
Total from investment operations	5.26

Less distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions	—
Net asset value, end of period	$35.69

TOTAL RETURN	17.29	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$186.50
Ratio of expenses to average net assets	1.10	%(4)
Ratio of net investment income (loss) to average net assets	1.06	%(4)
Portfolio turnover rate(5)	25	%(3)

(1)	Calculated using the average shares outstanding method.
(2)	Amount is between $(0.005) and $0.005.
(3)	Not annualized.
(4)	Annualized.
(5)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2022	2021		2020	2019	2018

$49.54	$44.19		$38.37	$34.67	$33.64

0.02 (1)	(0.03	)(1)	0.02 (1)	0.21 (1)	0.15
(18.39)	5.38		5.99	3.60	0.91
(18.37)	5.35		6.01	3.81	1.06

(0.74)	(0.00	)(2)	(0.16)	(0.11)	(0.03)
—	—		(0.03)	—	—
(0.74)	(0.00	)(2)	(0.19)	(0.11)	(0.03)
$30.43	$49.54		$44.19	$38.37	$34.67

-37.63%	12.11%		15.72%	11.02%	3.14%

$275.24	$727.47		$608.11	$611.41	$399.76
1.05%	1.04%		1.04%	1.03%	1.01%
0.04%	(0.07)%		0.04%	0.59%	0.49%
21%	16%		23%	9%	1%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements April 30, 2023 (Unaudited)

1).  ORGANIZATION

The Hennessy Japan Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term capital appreciation. The Fund is a diversified fund, but employs a relatively concentrated investment strategy and may hold securities of fewer issuers than other diversified funds.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax

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NOTES TO THE FINANCIAL STATEMENTS

positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market exchange rate at the time of valuation. Purchases and sales of investments and income are translated into U.S. dollars using the spot market exchange rate prevailing on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain/loss on investments. Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

j).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any

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investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

k).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations under the 1940 Act governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, generally eliminates the asset segregation framework used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.  The Fund does not utilize derivatives and therefore has not adopted a derivatives risk management program.

In December 2020, the SEC adopted a new rule under the 1940 Act providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements. The Fund has designated Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”), as its valuation designee under Rule 2a-5.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities

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NOTES TO THE FINANCIAL STATEMENTS

exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, any security or other asset will be valued at its fair value in accordance with Rule 2a-5 under the 1940 Act as determined under the fair value procedures of the Advisor, subject to oversight by the Board of Trustees of the Fund (the “Board”). Fair

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value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate, with the assistance of the Valuation and Liquidity Committee, whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund invests in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2023, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2023, were $67,785,537 and $192,220,326, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2023.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor oversees the provision of investment advice and furnishes office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.80%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, SPARX Asset Management Co., Ltd. The Advisor pays the sub-advisory fees from its own assets, and these fees are not an additional expense of the Fund. During the six months

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NOTES TO THE FINANCIAL STATEMENTS

ended April 30, 2023, the Advisor (not the Fund) paid a sub-advisory fee at the average rate of 0.35% of the daily net assets of the Fund. Pursuant to the sub-advisory agreement, the Advisor pays sub-advisory fees at the rate of 0.35% of the first $500 million of daily net assets, 0.40% of daily net assets between $500 million and $1 billion, and 0.42% of daily net assets over $1 billion.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer, such officers receive no compensation from the Fund for

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serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2023, for reimbursement payments to the Advisor are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Fund, the Hennessy Gas Utility Fund, and the Hennessy Japan Small Cap Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2023, the Fund had an outstanding average daily balance and a weighted average interest rate of $1,040,994 and 7.70%, respectively. The interest expensed by the Fund during the six months ended April 30, 2023, is included in the Statement of Operations. The maximum amount outstanding for the Fund during the period, was $27,613,000. As of April 30, 2023, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2022, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$270,720,134
Gross tax unrealized appreciation	$72,298,598
Gross tax unrealized depreciation	(30,493,857)
Net tax unrealized appreciation/(depreciation)	$41,804,741
Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Total distributable earnings	$—
Other accumulated gain/(loss)	$(30,566,241)
Total accumulated gain/(loss)	$11,238,500

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales and investments in passive foreign investment companies.

As of October 31, 2022, the Fund had $9,301,859 in unlimited long-term and $13,400,862 in unlimited short-term capital loss carryforwards.

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NOTES TO THE FINANCIAL STATEMENTS

Capital losses sustained in or after fiscal year 2012 can be carried forward indefinitely, but any such loss retains the character of the original loss and must be utilized prior to any loss incurred before fiscal year 2012. As a result of this ordering rule, capital loss carryforwards incurred prior to fiscal year 2012 may be more likely to expire unused. Capital losses sustained prior to fiscal year 2012 can be carried forward for eight years and can be carried forward as short-term capital losses regardless of the character of the original loss.

As of October 31, 2022, the Fund deferred, on a tax basis, a late-year ordinary loss of $7,863,520. Late-year ordinary losses are net ordinary losses incurred after December 31, 2021, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2023 (year to date) and fiscal year 2022, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2023	October 31, 2022
Ordinary income(1)	$—	$11,762,697
Long-term capital gains	—	—
Total distributions	$—	$11,762,697

(1) Ordinary income includes short-term capital gains.

9).  MARKET AND GEOPOLITICAL RISKS

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolios may underperform due to volatility in the banking sector, including bank failures, inflation (or expectations for inflation), increasing interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

10).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2023, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Expense Example (Unaudited)
April 30, 2023

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2022, through April 30, 2023.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	November 1, 2022 –
	November 1, 2022	April 30, 2023	April 30, 2023
Investor Class
Actual	$1,000.00	$1,170.60	$16.06
Hypothetical (5% return before expenses)	$1,000.00	$1,035.20	$15.06

Institutional Class
Actual	$1,000.00	$1,172.90	$11.95
Hypothetical (5% return before expenses)	$1,000.00	$1,039.00	$11.21

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.48% for Investor Class shares or 1.10% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 69.62%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2022 was 0.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

For the year ended October 31, 2022, the Fund earned no foreign-source income and paid no foreign taxes.

Important Notice Regarding Delivery of
Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

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PROXY VOTING — ELECTRONIC DELIVERY

Electronic Delivery

The Fund offers shareholders the option to receive account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery, please visit www.hennessyfunds.com/account. You may change your delivery preference at any time by visiting our website or calling U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

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Board Approval of Investment Advisory
Agreements

At its meeting on March 7, 2023, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”) and the sub-advisory agreement for the Fund between the Advisor and SPARX Asset Management Co., Ltd. (the “Sub-Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory and sub-advisory agreements. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory and sub-advisory agreements.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory and sub-advisory agreements. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory and sub-advisory agreements and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory and sub-advisory agreements and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q;

(4)	Summaries of the advisory and sub-advisory agreements;

(5)	A recent Fund fact sheet, which included, among other things, Fund performance over various periods;

(6)	A description of the range of services provided by the Advisor and the Sub-Advisor and the distinction between the Advisor-provided services and the Sub-Advisor-provided services;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund;

(8)	A memorandum from the Advisor regarding economies of scale;

(9)	A completed questionnaire from the Sub-Advisor;

(10)
A summary of the Sub-Advisor’s responses to the questionnaire, as well as relevant information from the Sub-Advisor’s Form ADVs Parts 1 and 2 and the certifications submitted by the Sub-Advisor each quarter;

(11)	Financial information of the Sub-Advisor and its parent company; and

(12)	The Sub-Advisor’s Code of Ethics.

All of the factors discussed were considered as a whole by the Trustees, as well as by the Independent Trustees meeting in executive session. The Trustees viewed the relevant factors in their totality, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory and sub-advisory agreements. The Trustees recognized that the management and fee

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory and sub-advisory agreements, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor and the Sub-Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor and the Sub-Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor and the Sub-Advisor from serving as an investment advisor to the Fund (other than the advisory and sub-advisory fees).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review and an assessment of the Advisor’s performance, the Trustees concluded that the Advisor provides high-quality services to the Fund, and they noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor oversees the Sub-Advisor for the Fund, and the Sub-Advisor acts as the portfolio manager for the Fund by providing portfolio management services.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of each Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Sub-Advisor and the Fund’s other service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Sub-Advisor and the Fund’s other service providers, as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

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(f)
The Advisor oversees the selection and continued employment of the Sub-Advisor, reviews the Fund’s investment performance, and monitors the Sub-Advisor’s adherence to the Fund’s investment objectives, policies, and restrictions.

(g)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(h)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(i)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(j)	For each annual report of the Fund, the Advisor reviews the written summary prepared by the Sub-Advisor of the Fund’s performance during the most recent 12-month period.

(k)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(l)
The Advisor pays the incentive compensation of the Fund’s compliance officer and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(m)	The Advisor provides a quarterly compliance certification to the Board.

(n)	The Advisor prepares or reviews all Board materials, presents to and leads discussions with the Board, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees considered the services identified below that are provided by the Sub-Advisor. Based on this review and an assessment of the Sub-Advisor’s performance, the Trustees concluded that the Sub-Advisor provides high-quality services to the Fund. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Sub-Advisor and that the nature and extent of the services provided by the Sub-Advisor were appropriate to assure that the Fund’s portfolio aligns properly with its investment objective and principal investment strategies.

(a)	The Sub-Advisor acts as the portfolio manager for the Fund. In this capacity, the Sub-Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

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30

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(ii)	seeks best execution for the Fund’s portfolio; and

(iii)	manages proxy voting for the Fund.

(b)	The Sub-Advisor ensures that its compliance program includes policies and procedures relevant to the Fund and the Sub-Advisor’s duties as a portfolio manager to the Fund.

(c)	For each annual report of the Fund, the Sub-Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(d)
The Sub-Advisor provides a quarterly compliance certification to the Board regarding trading and allocation practices, supervisory matters, the Sub-Advisor’s compliance program (including its code of ethics), compliance with the Fund’s policies, and general firm updates.

(3)
Trustees considered the distinction between the services performed by the Advisor and the Sub-Advisor. The Trustees noted that the management of the Fund, including the oversight of the Sub-Advisor, involves more comprehensive and substantive duties than the duties of the Sub-Advisor. Specifically, the Trustees considered the lists of Advisor services previously identified and concluded that the services performed by the Advisor for the Fund require a higher level of service and oversight than the services performed by the Sub-Advisor. Based on this determination, the Trustees concluded that the differential in advisory fees between the Advisor and the Sub-Advisor is reasonable.

(4)
The Trustees compared the performance of the Fund to benchmark indices over various periods and noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor and the Sub-Advisor manage the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted the continuation of the advisory and sub-advisory agreements.

(5)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within a reasonable range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory and sub-advisory agreements.

(6)
The Trustees also considered whether the Advisor was realizing economies of scale that should be shared with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund were variable asset-based fees, so the Advisor would not realize material economies of scale relating to these expenses as the assets of the Fund increased. For example, third-party platform fees and sub-advisory fees increase as the Fund’s assets grow.

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(7)
The Trustees considered the profitability of the Advisor and the Sub-Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor and the Sub-Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(8)	The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees and concluded that this was beneficial to the Fund and its shareholders.

(9)
The Trustees considered any benefits to the Advisor and the Sub-Advisor from serving as an advisor to the Fund (other than the advisory and sub-advisory fees). The Trustees noted that the Advisor and the Sub-Advisor may derive ancillary benefits from, by way of example, their association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor and the Sub-Advisor from their relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ findings that (i) the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s and the Sub-Advisor’s own efforts in the performance of their duties under the advisory and sub-advisory agreements and (ii) although the Sub-Advisor could derive benefits from the conversion of Fund shareholders into separate account clients, the Fund also could benefit from potential institutional shareholders who might choose to invest in the Fund.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor and the Sub-Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s and the Sub-Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory and sub-advisory agreements.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Doug Franklin
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2023

HENNESSY JAPAN SMALL CAP FUND

Investor Class  HJPSX
Institutional Class  HJSIX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Expense Example	26
Proxy Voting Policy and Proxy Voting Records	28
Availability of Quarterly Portfolio Schedule	28
Federal Tax Distribution Information	28
Important Notice Regarding Delivery of Shareholder Documents	28
Electronic Delivery	29
Board Approval of Investment Advisory Agreements	30

HENNESSY FUNDS	1-800-966-4354

May 2023

Dear Hennessy Funds Shareholder:

The Japanese stock market posted a total return of 18.08% in U.S. dollar terms as measured by the Tokyo Stock Price Index (TOPIX) over the six-month period ended April 30, 2023.

The Japanese stock market was on an upward trend until mid-November 2022 on expectations of future economic recovery due to a rebound in Japanese corporate performance, China’s easing of COVID-19 restrictions and real estate deregulation, and a retreat from excessive concerns about rising U.S. interest rates. However, in mid-December 2022, the Bank of Japan (BOJ) announced an increase in the allowable range of interest rates at its policy meeting, which the market perceived as effectively an interest rate hike, triggering a sharp decline in stock prices. The Japanese stock market turned around once the BOJ announced that it would maintain monetary easing and expectations emerged that the U.S. would ease its tight monetary policy.

This upward trend continued into February 2022 before multiple bank failures occurred in the U.S. and their impact on Credit Suisse fueled concerns of a credit crunch. Global stock markets plummeted in response, and Japanese equities suffered similarly. While the banking liquidity risk originating in the West is cause for concern, we do not think it will become a significant issue for Japanese financial institutions with ample capital. We think that Japanese corporate earnings should also remain high in the current fiscal year due to price pass-through, rising wages, and a recovery in inbound consumption. We also think there is significant room for recovery in the Manufacturing sector, which has suffered from rising material prices and parts shortages.

In April 2023, the famed investor Warren Buffett came to Tokyo to pay a visit to Japan’s five major trading houses, which have grown into a major position in Berkshire Hathaway’s publicly traded equity portfolio in recent years. Nowadays, Mr. Buffett is investing a significant amount in Japanese equities. The five major trading houses in which Berkshire made initial investments in 2020 have been cash flow generative. On a CNBC interview, Mr. Buffett shared some of his thoughts regarding these investments: “[T]hey were selling at what I felt was a ridiculous price, particularly the price compared to the interest rates prevailing at that time… And so, I started buying all five of the five largest trading companies . . . . I was confounded by the fact that we could buy into these companies and, in effect, have an earnings yield of maybe 14% or something like that with dividends that would grow, that they actually grew 70% during that time.” Mr. Buffet’s comments about Japanese companies reinforces our optimistic opinion of Japanese equities.

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2

LETTER TO SHAREHOLDERS

Thank you for your continued confidence and investment in the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund.

Sincerely,

Tadahiro Fujimura	Masakazu Takeda
Portfolio Manager,	Portfolio Manager,
Hennessy Japan Small Cap Fund;	Hennessy Japan Fund;
Chief Investment Officer	Fund Manager
SPARX Asset Management Co., Ltd.	SPARX Asset Management Co., Ltd.

SPARX Asset Management Co., Ltd., located in Tokyo, Japan, is the sub-advisor to the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

The opinions expressed are those of Tadahiro Fujimura and Masakazu Takeda and are subject to change, are not guaranteed, and should not be considered investment advice.

Fund holdings and sector allocations are subject to change. A non-diversified fund, which may concentrate its assets in fewer individual holdings than a diversified fund, is more exposed to individual stock volatility than a diversified fund. A fund that concentrates its investments within one country, one sector, or a small group of industries, such as Japan, may be subject to a higher degree of market risk.

The Tokyo Stock Price Index (TOPIX) is a capitalization-weighted index of all of the companies listed on the First Section of the Tokyo Stock Exchange. The index is used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index.

Cash flow refers to the net amount of cash and cash equivalents transferred into and out of a company.

Current and future holdings are subject to risk. Please refer to the Schedule of Investments included in this report for additional portfolio information.

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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2023

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Japan Small Cap Fund –
Investor Class (HJPSX)	17.37%	10.61%	-0.25%	7.93%
Hennessy Japan Small Cap Fund –
Institutional Class (HJSIX)(2)	17.50%	11.08%	0.14%	8.24%
Russell/Nomura Small Cap™ Index	17.25%	10.05%	-2.08%	4.65%
Tokyo Stock Price Index (TOPIX)	18.08%	7.13%	0.99%	4.67%

Expense ratios: 1.58% (Investor Class); 1.18% (Institutional Class)

(1)	Periods of less than one year are not annualized.
(2)
The inception date of Institutional Class shares is June 15, 2015. Performance shown prior to the inception of Institutional Class shares reflects the performance of Investor Class shares and includes expenses that are not applicable to, and are higher than, those of Institutional Class shares.

____________________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell/Nomura Small Cap™ Index comprises the bottom 15% of the Russell/Nomura Total Market™ Index based on market capitalization. The Tokyo Stock Price Index (TOPIX) is a capitalization-weighted index of all of the companies listed on the First Section of the Tokyo Stock Exchange. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

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4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2023 (Unaudited)

HENNESSY JAPAN SMALL CAP FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Nippon Koei Co., Ltd.	2.31%
Iwatani Corp.	2.21%
Musashi Seimitsu Industry Co., Ltd.	2.19%
Nihon Kohden Corp.	2.15%
Kyoei Steel Ltd.	2.07%
Aeon Fantasy Co., Ltd.	2.02%
SBS Holdings, Inc.	2.01%
Nojima Corp.	2.00%
Takasago Thermal Engineering Co., Ltd.	1.99%
J Front Retailing Co., Ltd.	1.98%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
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COMMON STOCKS – 94.20%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 4.16%
Imagica Group, Inc.	229,600	$1,027,531	0.98%
Kufu Co., Inc. (a)	235,500	835,417	0.80%
Macromill, Inc.	200,000	1,331,629	1.28%
ValueCommerce Co., Ltd.	118,600	1,148,804	1.10%
		4,343,381	4.16%

Consumer Discretionary – 14.56%
Aeon Fantasy Co., Ltd.	87,900	2,115,154	2.02%
Benesse Holdings, Inc.	106,100	1,522,814	1.46%
J Front Retailing Co., Ltd.	196,800	2,069,796	1.98%
Matsuoka Corp.	127,500	1,348,340	1.29%
Musashi Seimitsu Industry Co., Ltd.	169,900	2,290,147	2.19%
Nojima Corp.	194,400	2,085,444	2.00%
Onward Holdings Co., Ltd.	187,500	518,837	0.50%
Sac’s Bar Holdings, Inc.	197,400	1,277,709	1.22%
Saizeriya Co., Ltd.	78,900	1,983,749	1.90%
		15,211,990	14.56%

Consumer Staples – 2.07%
Ariake Japan Co., Ltd.	10,700	433,956	0.41%
Nishimoto Co., Ltd.	60,700	1,729,149	1.66%
		2,163,105	2.07%

Energy – 2.21%
Iwatani Corp.	48,700	2,305,594	2.21%

Financials – 4.15%
Lifenet Insurance Co. (a)	149,200	1,300,354	1.25%
Musashino Bank, Ltd.	125,600	2,039,183	1.95%
Zenkoku Hosho Co., Ltd.	27,000	992,362	0.95%
		4,331,899	4.15%

Health Care – 5.22%
Nihon Kohden Corp.	81,300	2,249,457	2.15%
PeptiDream, Inc. (a)	91,900	1,241,658	1.19%
Ship Healthcare Holdings, Inc.	111,100	1,959,785	1.88%
		5,450,900	5.22%

Industrials – 36.95%
Amada Co., Ltd.	209,600	1,957,035	1.87%

The accompanying notes are an integral part of these financial statements.

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6

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Industrials (Continued)
Benefit One, Inc.	110,200	$1,516,825	1.45%
Creek & River Co., Ltd.	106,200	1,661,820	1.59%
Daihen Corp.	53,500	1,761,826	1.69%
Glory Ltd.	94,000	1,998,573	1.91%
Hanwa Co., Ltd.	50,300	1,557,544	1.49%
Kawada Technologies, Inc.	40,600	1,217,960	1.17%
Keihan Holdings Co., Ltd.	57,000	1,569,000	1.50%
Mitsubishi Logisnext Co., Ltd.	219,400	1,597,805	1.53%
Nichiha Corp.	58,400	1,233,907	1.18%
Nippon Koei Co., Ltd.	86,400	2,408,866	2.31%
Nissei ASB Machine Co., Ltd.	54,700	1,715,645	1.64%
Nittoku Co., Ltd.	72,900	1,403,157	1.34%
Penta-Ocean Construction Co., Ltd.	220,000	1,069,569	1.02%
Sato Holdings Corp.	80,800	1,367,315	1.31%
SBS Holdings, Inc.	86,000	2,095,660	2.01%
Tadano Ltd.	237,300	1,857,469	1.78%
Takasago Thermal Engineering Co., Ltd.	124,000	2,082,121	1.99%
Tanseisha Co., Ltd.	278,200	1,652,263	1.58%
Tocalo Co., Ltd.	55,000	516,516	0.50%
Transcosmos, Inc.	59,400	1,385,943	1.33%
TRE Holdings Corp.	151,900	1,330,897	1.28%
Tsubakimoto Chain Co.	73,400	1,818,024	1.74%
Tsukishima Holdings Co., Ltd.	224,000	1,817,304	1.74%
		38,593,044	36.95%

Information Technology – 14.18%
Macnica Holdings, Inc.	37,800	1,038,755	1.00%
Maxell Ltd.	181,400	1,997,871	1.91%
Mimaki Engineering Co., Ltd.	285,200	1,417,024	1.36%
Money Forward, Inc. (a)	24,400	1,016,122	0.97%
NEC Networks & System Integration Corp.	137,900	1,718,996	1.65%
Nippon Signal Company, Ltd.	237,100	1,936,220	1.85%
SIIX Corp.	180,000	1,807,167	1.73%
Towa Corp.	122,800	1,847,952	1.77%
WingArc1st, Inc.	61,700	1,007,137	0.96%

The accompanying notes are an integral part of these financial statements.

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COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Information Technology (Continued)
Yamaichi Electronics Co., Ltd.	76,900	$1,020,920	0.98%
		14,808,164	14.18%

Materials – 7.23%
Asia Pile Holdings Corp.	366,200	1,992,135	1.91%
Kyoei Steel Ltd.	160,200	2,166,016	2.07%
Maeda Kosen Co., Ltd.	66,000	1,579,253	1.51%
Tokyo Ohka Kogyo Co., Ltd.	34,800	1,816,672	1.74%
		7,554,076	7.23%

Real Estate – 2.37%
Star Mica Holdings Co., Ltd.	165,400	783,327	0.75%
Tosei Corp.	141,900	1,688,632	1.62%
		2,471,959	2.37%

Utilities – 1.10%
EF-ON, Inc.	244,900	1,151,829	1.10%

Total Common Stocks
(Cost $95,879,748)		98,385,941	94.20%

SHORT-TERM INVESTMENTS – 4.49%

Money Market Funds – 4.49%
First American Government Obligations Fund,
Institutional Class, 4.73% (b)	4,686,598	4,686,598	4.49%

Total Short-Term Investments
(Cost $4,686,598)		4,686,598	4.49%

Total Investments
(Cost $100,566,346) – 98.69%		103,072,539	98.69%
Other Assets in Excess of Liabilities – 1.31%		1,363,226	1.31%

TOTAL NET ASSETS – 100.00%		$104,435,765	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income-producing security.
(b)	The rate listed is the fund’s seven-day yield as of April 30, 2023.

The accompanying notes are an integral part of these financial statements.

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8

SCHEDULE OF INVESTMENTS

Summary of Fair Value Exposure as of April 30, 2023

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2023 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$—	$4,343,381	$—	$4,343,381
Consumer Discretionary	—	15,211,990	—	15,211,990
Consumer Staples	—	2,163,105	—	2,163,105
Energy	—	2,305,594	—	2,305,594
Financials	—	4,331,899	—	4,331,899
Health Care	—	5,450,900	—	5,450,900
Industrials	—	38,593,044	—	38,593,044
Information Technology	—	14,808,164	—	14,808,164
Materials	—	7,554,076	—	7,554,076
Real Estate	—	2,471,959	—	2,471,959
Utilities	—	1,151,829	—	1,151,829
Total Common Stocks	$—	$98,385,941	$—	$98,385,941
Short-Term Investments
Money Market Funds	$4,686,598	$—	$—	$4,686,598
Total Short-Term Investments	$4,686,598	$—	$—	$4,686,598
Total Investments	$4,686,598	$98,385,941	$—	$103,072,539

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
9

Financial Statements

Statement of Assets and Liabilities as of April 30, 2023 (Unaudited)

ASSETS:
Investments in securities, at value (cost $100,566,346)	$103,072,539
Dividends and interest receivable	1,243,360
Receivable for fund shares sold	17,740
Receivable for securities sold	500,503
Prepaid expenses and other assets	18,723
Total assets	104,852,865

LIABILITIES:
Payable for securities purchased	277,666
Payable for fund shares redeemed	10,867
Payable to advisor	69,390
Payable to administrator	18,328
Payable to auditor	11,226
Accrued distribution fees	5,106
Accrued service fees	2,804
Accrued trustees fees	4,935
Accrued expenses and other payables	16,778
Total liabilities	417,100
NET ASSETS	$104,435,765

NET ASSETS CONSISTS OF:
Capital stock	$103,438,884
Total distributable earnings	996,881
Total net assets	$104,435,765

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$34,503,882
Shares issued and outstanding	2,257,728
Net asset value, offering price, and redemption price per share	$15.28

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$69,931,883
Shares issued and outstanding	4,642,309
Net asset value, offering price, and redemption price per share	$15.06

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the six months ended April 30, 2023 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$1,355,582
Interest income	125,087
Total investment income	1,480,669

EXPENSES:
Investment advisory fees (See Note 5)	386,670
Sub-transfer agent expenses – Investor Class (See Note 5)	36,751
Sub-transfer agent expenses – Institutional Class (See Note 5)	25,944
Administration, accounting, custody, and transfer agent fees (See Note 5)	50,536
Distribution fees – Investor Class (See Note 5)	24,856
Federal and state registration fees	20,446
Service fees – Investor Class (See Note 5)	16,570
Compliance expense (See Note 5)	11,844
Audit fees	11,227
Trustees’ fees and expenses	9,760
Reports to shareholders	7,145
Legal fees	840
Other expenses	8,456
Total expenses	611,045
NET INVESTMENT INCOME	$869,624

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized loss on investments	$(243,743)
Net change in unrealized appreciation/depreciation on investments	13,852,795
Net gain on investments	13,609,052
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,478,676

(1)	Net of foreign taxes withheld of $150,786.

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2023	Year Ended
	(Unaudited)	October 31, 2022
OPERATIONS:
Net investment income	$869,624	$949,649
Net realized loss on investments	(243,743)	(2,110,306)
Net change in unrealized
appreciation/depreciation on investments	13,852,795	(29,078,282)
Net increase (decrease) in net
assets resulting from operations	14,478,676	(30,238,939)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(198,569)	(186,236)
Distributable earnings – Institutional Class	(658,423)	(589,255)
Total distributions	(856,992)	(775,491)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	2,546,073	6,437,217
Proceeds from shares subscribed – Institutional Class	27,767,152	38,467,373
Dividends reinvested – Investor Class	191,702	180,038
Dividends reinvested – Institutional Class	641,326	571,970
Cost of shares redeemed – Investor Class	(4,508,813)	(8,822,706)
Cost of shares redeemed – Institutional Class	(14,703,478)	(39,666,483)
Net increase (decrease) in net assets
derived from capital share transactions	11,933,962	(2,832,591)
TOTAL INCREASE (DECREASE) IN NET ASSETS	25,555,646	(33,847,021)

NET ASSETS:
Beginning of period	78,880,119	112,727,140
End of period	$104,435,765	$78,880,119

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	172,406	424,356
Shares sold – Institutional Class	1,933,520	2,624,209
Shares issued to holders as reinvestment
of dividends – Investor Class	13,791	10,154
Shares issued to holders as reinvestment
of dividends – Institutional Class	46,881	33,206
Shares redeemed – Investor Class	(311,424)	(598,751)
Shares redeemed – Institutional Class	(1,013,101)	(2,693,301)
Net increase (decrease) in shares outstanding	842,073	(200,127)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2023
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$13.10

Income from investment operations:
Net investment income	0.10	(1)
Net realized and unrealized gains (losses) on investments	2.16
Total from investment operations	2.26

Less distributions:
Dividends from net investment income	(0.08)
Dividends from net realized gains	—
Total distributions	(0.08)
Net asset value, end of period	$15.28

TOTAL RETURN	17.37	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$34.50
Ratio of expenses to average net assets	1.52	%(4)
Ratio of net investment income to average net assets	1.42	%(4)
Portfolio turnover rate(5)	19	%(3)

(1)	Calculated using the average shares outstanding method.
(2)	Amount is between $(0.005) and $0.005.
(3)	Not annualized.
(4)	Annualized.
(5)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2022		2021	2020	2019	2018

$18.12		$15.73	$15.43	$14.99	$14.92

0.12	(1)	0.03 (1)	0.01 (1)	0.03 (1)	0.05
(5.07)		2.40	0.50	0.88	0.35
(4.95)		2.43	0.51	0.91	0.40

(0.00	)(2)	(0.04)	(0.21)	—	(0.05)
(0.07)		—	—	(0.47)	(0.28)
(0.07)		(0.04)	(0.21)	(0.47)	(0.33)
$13.10		$18.12	$15.73	$15.43	$14.99

-27.41%		15.46%	3.27%	6.30%	2.64%

$31.23		$46.15	$46.41	$66.30	$100.93
1.57%		1.53%	1.55%	1.52%	1.46%
0.83%		0.16%	0.09%	0.23%	0.21%
45%		24%	17%	21%	35%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2023
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$12.97

Income from investment operations:
Net investment income	0.14	(1)
Net realized and unrealized gains (losses) on investments	2.11
Total from investment operations	2.25

Less distributions:
Dividends from net investment income	(0.16)
Dividends from net realized gains	—
Total distributions	(0.16)
Net asset value, end of period	$15.06

TOTAL RETURN	17.50	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$69.93
Ratio of expenses to average net assets	1.13	%(3)
Ratio of net investment income to average net assets	2.00	%(3)
Portfolio turnover rate(4)	19	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2022	2021	2020	2019	2018

$17.94	$15.58	$15.28	$14.83	$14.72

0.18 (1)	0.11 (1)	0.07 (1)	0.09 (1)	0.11
(4.99)	2.37	0.50	0.86	0.36
(4.81)	2.48	0.57	0.95	0.47

(0.09)	(0.12)	(0.27)	(0.04)	(0.08)
(0.07)	—	—	(0.46)	(0.28)
(0.16)	(0.12)	(0.27)	(0.50)	(0.36)
$12.97	$17.94	$15.58	$15.28	$14.83

-27.05%	15.90%	3.69%	6.73%	3.12%

$47.65	$66.58	$34.58	$63.78	$98.42
1.17%	1.13%	1.13%	1.12%	1.04%
1.22%	0.63%	0.45%	0.61%	0.77%
45%	24%	17%	21%	35%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements April 30, 2023 (Unaudited)

1).  ORGANIZATION

The Hennessy Japan Small Cap Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term capital appreciation. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

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NOTES TO THE FINANCIAL STATEMENTS

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market exchange rate at the time of valuation. Purchases and sales of investments and income are translated into U.S. dollars using the spot market exchange rate prevailing on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain/loss on investments. Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

j.)
REIT Equity Securities – Distributions received from real estate investment trusts (“REITs”) may be classified as dividends, capital gains, or return of capital. Investments in REITs may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make any required distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. At other

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times, investments in a REIT may result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally do not constitute qualified dividend income and do not qualify for the dividends-received deduction.

k).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

l).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations under the 1940 Act governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, generally eliminates the asset segregation framework used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund does not utilize derivatives and therefore has not adopted a derivatives risk management program.

In December 2020, the SEC adopted a new rule under the 1940 Act providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements. The Fund has designated Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”), as its valuation designee under Rule 2a-5.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.
Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

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NOTES TO THE FINANCIAL STATEMENTS

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the

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security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, any security or other asset will be valued at its fair value in accordance with Rule 2a-5 under the 1940 Act as determined under the fair value procedures of the Advisor, subject to oversight by the Board of Trustees of the Fund (the “Board”). Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate, with the assistance of the Valuation and Liquidity Committee, whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund invests in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2023, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2023, were $27,798,891 and $17,407,081, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2023.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor oversees the provision of investment advice and

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NOTES TO THE FINANCIAL STATEMENTS

furnishes office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.80%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, SPARX Asset Management Co., Ltd. The Advisor pays the sub-advisory fees from its own assets, and these fees are not an additional expense of the Fund. During the six months ended April 30, 2023, the Advisor (not the Fund) paid a sub-advisory fee at the average rate of 0.35% of the daily net assets of the Fund. Pursuant to the sub-advisory agreement, the Advisor pays sub-advisory fees at the rate of 0.35% of the first $500 million of daily net assets, 0.40% of daily net assets between $500 million and $1 billion, and 0.42% of daily net assets over $1 billion.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule

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that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2023, for reimbursement payments to the Advisor are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Fund, the Hennessy Gas Utility Fund, and the Hennessy Japan Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2023, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2022, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$89,768,318
Gross tax unrealized appreciation	$5,052,323
Gross tax unrealized depreciation	(17,054,423)
Net tax unrealized appreciation/(depreciation)	$(12,002,100)
Undistributed ordinary income	$812,870
Undistributed long-term capital gains	—
Total distributable earnings	$812,870
Other accumulated gain/(loss)	$(1,435,573)
Total accumulated gain/(loss)	$(12,624,803)

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24

NOTES TO THE FINANCIAL STATEMENTS

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales and investments in passive foreign investment companies.

As of October 31, 2022, the Fund had $1,435,573 in unlimited short-term capital loss carryforwards.

Capital losses sustained in or after fiscal year 2012 can be carried forward indefinitely, but any such loss retains the character of the original loss and must be utilized prior to any loss incurred before fiscal year 2012. As a result of this ordering rule, capital loss carryforwards incurred prior to fiscal year 2012 may be more likely to expire unused. Capital losses sustained prior to fiscal year 2012 can be carried forward for eight years and can be carried forward as short-term capital losses regardless of the character of the original loss.

As of October 31, 2022, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2021, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2023 (year to date) and fiscal year 2022, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2023	October 31, 2022
Ordinary income(1)	$856,992	$327,698
Long-term capital gains	—	447,793
Total distributions	$856,992	$775,491

(1) Ordinary income includes short-term capital gains.

9).  MARKET AND GEOPOLITICAL RISKS

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolios may underperform due to volatility in the banking sector, including bank failures, inflation (or expectations for inflation), increasing interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

10).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2023, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

HENNESSY FUNDS	1-800-966-4354
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Expense Example (Unaudited)
April 30, 2023

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2022, through April 30, 2023.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	November 1, 2022 –
	November 1, 2022	April 30, 2023	April 30, 2023
Investor Class
Actual	$1,000.00	$1,173.70	$16.52
Hypothetical (5% return before expenses)	$1,000.00	$1,034.80	$15.46

Institutional Class
Actual	$1,000.00	$1,175.00	$12.29
Hypothetical (5% return before expenses)	$1,000.00	$1,038.70	$11.52

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.52% for Investor Class shares or 1.13% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the half-year period).

HENNESSY FUNDS	1-800-966-4354
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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2022 was 0.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

For the year ended October 31, 2022, the Fund earned foreign-source income and paid foreign taxes as noted below, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code.

Country	Gross Foreign Income	Foreign Tax Paid
Japan	$2,341,032	$234,991

Important Notice Regarding Delivery of
Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

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PROXY VOTING — ELECTRONIC DELIVERY

Electronic Delivery

The Fund offers shareholders the option to receive account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery, please visit www.hennessyfunds.com/account. You may change your delivery preference at any time by visiting our website or calling U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
www.hennessyfunds.com/subscribe

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HENNESSY FUNDS	1-800-966-4354
29

Board Approval of Investment Advisory
Agreements

At its meeting on March 7, 2023, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”) and the sub-advisory agreement for the Fund between the Advisor and SPARX Asset Management Co., Ltd. (the “Sub-Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory and sub-advisory agreements. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory and sub-advisory agreements.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory and sub-advisory agreements. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory and sub-advisory agreements and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory and sub-advisory agreements and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q;

(4)	Summaries of the advisory and sub-advisory agreements;

(5)	A recent Fund fact sheet, which included, among other things, Fund performance over various periods;

(6)	A description of the range of services provided by the Advisor and the Sub-Advisor and the distinction between the Advisor-provided services and the Sub-Advisor-provided services;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund;

(8)	A memorandum from the Advisor regarding economies of scale;

(9)	A completed questionnaire from the Sub-Advisor;

(10)
A summary of the Sub-Advisor’s responses to the questionnaire, as well as relevant information from the Sub-Advisor’s Form ADVs Parts 1 and 2 and the certifications submitted by the Sub-Advisor each quarter;

(11)	Financial information of the Sub-Advisor and its parent company; and

(12)	The Sub-Advisor’s Code of Ethics.

All of the factors discussed were considered as a whole by the Trustees, as well as by the Independent Trustees meeting in executive session. The Trustees viewed the relevant factors in their totality, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory and sub-advisory agreements. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory and sub-advisory agreements, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor and the Sub-Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor and the Sub-Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor and the Sub-Advisor from serving as an investment advisor to the Fund (other than the advisory and sub-advisory fees).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review and an assessment of the Advisor’s performance, the Trustees concluded that the Advisor provides high-quality services to the Fund, and they noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor oversees the Sub-Advisor for the Fund, and the Sub-Advisor acts as the portfolio manager for the Fund by providing portfolio management services.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of each Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Sub-Advisor and the Fund’s other service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Sub-Advisor and the Fund’s other service providers, as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

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(f)
The Advisor oversees the selection and continued employment of the Sub-Advisor, reviews the Fund’s investment performance, and monitors the Sub-Advisor’s adherence to the Fund’s investment objectives, policies, and restrictions.

(g)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(h)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(i)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(j)	For each annual report of the Fund, the Advisor reviews the written summary prepared by the Sub-Advisor of the Fund’s performance during the most recent 12-month period.

(k)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(l)
The Advisor pays the incentive compensation of the Fund’s compliance officer and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(m)	The Advisor provides a quarterly compliance certification to the Board.

(n)	The Advisor prepares or reviews all Board materials, presents to and leads discussions with the Board, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees considered the services identified below that are provided by the Sub-Advisor. Based on this review and an assessment of the Sub-Advisor’s performance, the Trustees concluded that the Sub-Advisor provides high-quality services to the Fund. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Sub-Advisor and that the nature and extent of the services provided by the Sub-Advisor were appropriate to assure that the Fund’s portfolio aligns properly with its investment objective and principal investment strategies.

(a)	The Sub-Advisor acts as the portfolio manager for the Fund. In this capacity, the Sub-Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(ii)	seeks best execution for the Fund’s portfolio; and

(iii)	manages proxy voting for the Fund.

(b)	The Sub-Advisor ensures that its compliance program includes policies and procedures relevant to the Fund and the Sub-Advisor’s duties as a portfolio manager to the Fund.

(c)	For each annual report of the Fund, the Sub-Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(d)
The Sub-Advisor provides a quarterly compliance certification to the Board regarding trading and allocation practices, supervisory matters, the Sub-Advisor’s compliance program (including its code of ethics), compliance with the Fund’s policies, and general firm updates.

(3)
Trustees considered the distinction between the services performed by the Advisor and the Sub-Advisor. The Trustees noted that the management of the Fund, including the oversight of the Sub-Advisor, involves more comprehensive and substantive duties than the duties of the Sub-Advisor. Specifically, the Trustees considered the lists of Advisor services previously identified and concluded that the services performed by the Advisor for the Fund require a higher level of service and oversight than the services performed by the Sub-Advisor. Based on this determination, the Trustees concluded that the differential in advisory fees between the Advisor and the Sub-Advisor is reasonable.

(4)
The Trustees compared the performance of the Fund to benchmark indices over various periods and noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor and the Sub-Advisor manage the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted the continuation of the advisory and sub-advisory agreements.

(5)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within a reasonable range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory and sub-advisory agreements.

(6)
The Trustees also considered whether the Advisor was realizing economies of scale that should be shared with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund were variable asset-based fees, so the Advisor would not realize material economies of scale relating to these expenses as the assets of the Fund increased. For example, third-party platform fees and sub-advisory fees increase as the Fund’s assets grow.

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(7)
The Trustees considered the profitability of the Advisor and the Sub-Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor and the Sub-Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(8)	The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees and concluded that this was beneficial to the Fund and its shareholders.

(9)
The Trustees considered any benefits to the Advisor and the Sub-Advisor from serving as an advisor to the Fund (other than the advisory and sub-advisory fees). The Trustees noted that the Advisor and the Sub-Advisor may derive ancillary benefits from, by way of example, their association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor and the Sub-Advisor from their relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ findings that (i) the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s and the Sub-Advisor’s own efforts in the performance of their duties under the advisory and sub-advisory agreements and (ii) although the Sub-Advisor could derive benefits from the conversion of Fund shareholders into separate account clients, the Fund also could benefit from potential institutional shareholders who might choose to invest in the Fund.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor and the Sub-Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s and the Sub-Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory and sub-advisory agreements.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Doug Franklin
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2023

HENNESSY LARGE CAP FINANCIAL FUND

Investor Class  HLFNX
Institutional Class  HILFX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	16
Expense Example	24
Proxy Voting Policy and Proxy Voting Records	26
Availability of Quarterly Portfolio Schedule	26
Federal Tax Distribution Information	26
Important Notice Regarding Delivery of Shareholder Documents	26
Electronic Delivery	26
Board Approval of Investment Advisory Agreement	27

HENNESSY FUNDS	1-800-966-4354

May 2023

Dear Hennessy Funds Shareholder:

The past six months in the stock market have been dramatic, even tumultuous, especially for certain sectors within the broader market. For the six-month period ended April 30, 2023, the broader equity markets rose then dipped each month consistently until the last two months of the period: the S&P 500® Index was up 6% in November, down 6% in December, up 6% in January, down 2% in February, up 4% in March, and finally up again 2% in April, resulting in a positive total return of 8.63% for the entire period.1

These single digit moves in the broader market masked the more pronounced moves in specific sectors or industries, the worst of which was the Financial sector’s 10% drop in March 2023. Within the Financial sector, large cap banks plunged 25%, precipitated by the second and third largest bank failures in history, which occurred over one weekend in early March. Our long-tenured and experienced Portfolio Manager, Dave Ellison, observed that March felt like ten years crammed into just a few weeks. Conversely, the Technology and Communication Services sectors performed exceptionally well during the six-month period ended April 30, 2023, with total returns of 19% and 23%, respectively, rebounding from a dismal 2022.2

While various factors drove this disparity of returns, interest rate hikes and persistent inflation were the primary causes behind many of the movements, both positive and negative, in the market. High inflation and low unemployment drove the Federal Reserve to increase rates 10 consecutive times over 14 months from March 2022 through early May 2023, bringing its benchmark interest rate from 0.25% to 5.25%, its highest level in 16 years. As rates rose and debt security prices dropped, banks’ capital levels declined, and in a few extreme instances this caused depositors to rapidly withdraw funds from certain riskier banks, leading to solvency issues and failures. On the other hand, positive results for many Technology companies and continued strong consumer spending caused many investors to pivot back into Technology, one of the worst performing sectors of 2022 but one of the best so far in 2023. Finally, with a mild winter, reduction of geopolitical unease, and fears of softening demand globally, oil, natural gas, and other commodities saw a drop in prices, causing Energy company shares to retreat after an incredibly strong 2022.

We believe that the outlook for U.S. stocks remains positive, primarily because we believe that the Federal Reserve may be done, or close to done, raising rates. Inflation has shown signs of easing, creating a better environment for consumers as well as businesses. The unemployment rate remains near record lows, there are elevated levels of cash on the balance sheets of U.S. companies and in the pockets of many consumers and investors, and there is the prospect of a more dovish Federal Reserve in the second half of 2023. However, we are cautiously watching certain parts of the economy for continued signs of weakness, as the risk of recession remains a concern. While volatility and uncertainty may continue to impact the markets, we encourage investors to stay the course, maintain a diversified portfolio, and keep a long-term perspective.

Suffice it to say, volatility and disparity of returns were at elevated levels for much of the first six months of our fiscal year. We saw four of our funds post negative total returns, of which two were invested primarily in the Financial sector and two were driven by the drop in Energy stocks. Overall, 13 of our 17 funds posted positive total returns for the first half of the fiscal year.

Tumultuous times call for introspection, allowing us to reflect on who we are and on what makes a fund a Hennessy Fund. We are long-term investors in companies, not traders of stocks, and we strive for positive shareholder returns over a complete market

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LETTER TO SHAREHOLDERS

cycle. Our funds are run by a talented group of Portfolio Managers, the vast majority of whom have over 20 years of investment experience and who bring their unique perspective and expertise. All our Portfolio Managers are professionals dedicated to running their portfolios with adherence to well-defined investment criteria and with a long-term focus in mind. We have five internal Portfolio Managers and sixteen external Portfolio Managers through five separate sub-advisors. Their expertise vary from Financials, Energy, and Utilities to Japanese companies to ESG (Environmental, Social, and Governance) companies. Some have invested through Black Monday and the Stock Market Crash of 1987, while a couple have entered the industry only after the Financial Crisis of 2007/2008.

We have 11 domestic equity funds, three domestic hybrid (equity and income) funds, two international equity funds, and one domestic ETF, which was added to our line-up in December 2022. Among our domestic mutual funds, we have eight funds that may invest across all sectors and six that focus primarily on one sector, including Energy, Financials, Utilities, and Technology. Most of our portfolios are concentrated, differentiated from their benchmarks, and designed to mitigate downside risk. In fact, as of April 30, 2023, the number of stocks in each of our 17 funds ranged from 10 to 63, with a median of 30. Excluding our hybrid and index funds, the median average active share of our funds was an impressive 90%. Active share measures how different a fund is versus its benchmark, with 100% signifying that the fund and benchmark have no common investments. Finally, the downside capture ratio, which measures the relative performance of a fund versus its benchmark on negative performance days, averaged a respectable 89%, 95%, and 90% across our funds for the three-year, five-year, and ten-year periods ended April 30, 2023.

We thank you for your continued interest in the Hennessy Funds, and we are grateful for your trust. While we prefer to post only positive returns for our shareholders, we are pleased that many of the Hennessy Funds did just that during the unpredictable past six months. If you have any questions or would like to speak with us directly, please call us at (800) 966-4354.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

The opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index is commonly used to measure the performance of U.S. stocks. This index is used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

Please refer to the Schedule of Investments included in this report for additional portfolio information.

[1]	S&P 500® Index monthly total returns: +5.59% in November 2022, -5.76% in December 2022, +6.28% in January 2023, -2.44% in February 2023, +3.67% in March 2023, and +1.56% in April 2023.
[2]
S&P 500® Financial Sector monthly total return: -9.55% in March 2023. KBW Bank Index monthly total return: -24.87% in March 2023. S&P 500® Information Technology sector total return: +18.88% for the six months ended April 30, 2023. S&P 500® Communication Services sector total return: +23.15% for the six months ended April 30, 2023.

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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2023

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Large Cap Financial Fund –
Investor Class (HLFNX)	-15.46%	-17.36%	0.43%	6.13%
Hennessy Large Cap Financial Fund –
Institutional Class (HILFX)(2)	-15.33%	-17.08%	0.79%	6.44%
Russell 1000® Index Financials	-1.77%	-1.46%	9.20%	11.50%
Russell 1000® Index	8.01%	1.82%	11.07%	11.95%

Expense ratios: 1.69% (Investor Class); 1.33% (Institutional Class)

(1)	Periods of less than one year are not annualized.
(2)
The inception date of Institutional Class shares is June 15, 2015. Performance shown prior to the inception of Institutional Class shares reflects the performance of Investor Class shares and includes expenses that are not applicable to, and are higher than, those of Institutional Class shares.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell 1000® Index Financials is a subset of the Russell 1000® Index that measures the performance of securities classified in the Financials sector of the large-cap U.S. equity market. The Russell 1000® Index is a subset of the Russell 3000® Index that measures the performance of the large-cap segment of the U.S. equity market. The Russell 1000® Index comprises the 1,000 largest companies in the Russell 3000® Index based on market capitalization and current index membership, representing approximately 93% of the total market capitalization of the Russell 3000® Index. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

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PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2023 (Unaudited)

HENNESSY LARGE CAP FINANCIAL FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Citizens Financial Group, Inc.	4.96%
Bank of America Corp.	4.87%
JPMorgan Chase & Co.	4.84%
Berkshire Hathaway, Inc., Class B	4.79%
M&T Bank Corp.	4.77%
Mastercard, Inc., Class A	4.76%
Visa, Inc., Class A	4.75%
Wells Fargo & Co.	4.75%
Morgan Stanley	4.72%
Webster Financial Corp.	4.57%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 87.42%	Number		% of
	of Shares	Value	Net Assets
Financials – 87.42%
Bank of America Corp.	57,000	$1,668,960	4.87%
Berkshire Hathaway, Inc., Class B (a)	5,000	1,642,750	4.79%
Capital One Financial Corp.	7,000	681,100	1.99%
Citigroup, Inc.	28,000	1,317,960	3.84%
Citizens Financial Group, Inc.	55,000	1,701,700	4.96%
Comerica, Inc.	32,000	1,387,840	4.05%
Fidelity National Information Services, Inc.	26,000	1,526,720	4.45%
Fifth Third Bancorp	55,000	1,441,000	4.20%
Fiserv, Inc. (a)	10,000	1,221,200	3.56%
Huntington Bancshares, Inc.	30,000	336,000	0.98%
JPMorgan Chase & Co.	12,000	1,658,880	4.84%
KeyCorp	100,000	1,126,000	3.28%
M&T Bank Corp.	13,000	1,635,400	4.77%
Mastercard, Inc., Class A	4,300	1,634,129	4.76%
Morgan Stanley	18,000	1,619,460	4.72%
PayPal Holdings, Inc. (a)	16,000	1,216,000	3.55%
State Street Corp.	10,000	722,600	2.11%
The Charles Schwab Corp.	8,000	417,920	1.22%
The Goldman Sachs Group, Inc.	4,500	1,545,480	4.51%
Truist Financial Corp.	3,000	97,740	0.28%
Visa, Inc., Class A	7,000	1,629,110	4.75%
Webster Financial Corp.	42,000	1,566,600	4.57%
Wells Fargo & Co.	41,000	1,629,750	4.75%
Western Alliance Bancorp	15,000	556,800	1.62%

Total Common Stocks
(Cost $26,949,591)		29,981,099	87.42%

REITS – 2.61%

Financials – 2.61%
AGNC Investment Corp.	50,000	495,500	1.44%
Annaly Capital Management, Inc.	20,000	399,600	1.17%

Total REITS
(Cost $704,754)		895,100	2.61%

The accompanying notes are an integral part of these financial statements.

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6

SCHEDULE OF INVESTMENTS

SHORT-TERM INVESTMENTS – 12.40%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 12.40%
Fidelity Government Portfolio, Institutional Class, 4.73% (b)	847,132	$847,132	2.47%
First American Government Obligations Fund,
Institutional Class, 4.73% (b)	1,702,000	1,702,000	4.96%
First American Treasury Obligations Fund,
Institutional Class, 4.76% (b)	1,702,000	1,702,000	4.97%

Total Short-Term Investments
(Cost $4,251,132)		4,251,132	12.40%

Total Investments
(Cost $31,905,477) – 102.43%		35,127,331	102.43%
Liabilities in Excess of Other Assets – (2.43)%		(834,479)	(2.43)%

TOTAL NET ASSETS – 100.00%		$34,292,852	100.00%

Percentages are stated as a percent of net assets.

REIT – Real Estate Investment Trust
(a)	Non-income-producing security.
(b)	The rate listed is the fund’s seven-day yield as of April 30, 2023.

Summary of Fair Value Exposure as of April 30, 2023

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2023 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Financials	$29,981,099	$—	$—	$29,981,099
Total Common Stocks	$29,981,099	$—	$—	$29,981,099
REITS
Financials	$895,100	$—	$—	$895,100
Total REITS	$895,100	$—	$—	$895,100
Short-Term Investments
Money Market Funds	$4,251,132	$—	$—	$4,251,132
Total Short-Term Investments	$4,251,132	$—	$—	$4,251,132
Total Investments	$35,127,331	$—	$—	$35,127,331

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Assets and Liabilities as of April 30, 2023 (Unaudited)

ASSETS:
Investments in securities, at value (cost $31,905,477)	$35,127,331
Dividends and interest receivable	61,207
Receivable for fund shares sold	21,617
Prepaid expenses and other assets	18,580
Total assets	35,228,735

LIABILITIES:
Payable for securities purchased	780,631
Payable for fund shares redeemed	95,526
Payable to advisor	25,216
Payable to administrator	6,800
Payable to auditor	11,226
Accrued distribution fees	2,885
Accrued service fees	1,523
Accrued trustees fees	5,136
Accrued expenses and other payables	6,940
Total liabilities	935,883
NET ASSETS	$34,292,852

NET ASSETS CONSISTS OF:
Capital stock	$36,335,395
Accumulated deficit	(2,042,543)
Total net assets	$34,292,852

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$18,719,475
Shares issued and outstanding	958,369
Net asset value, offering price, and redemption price per share	$19.53

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$15,573,377
Shares issued and outstanding	790,282
Net asset value, offering price, and redemption price per share	$19.71

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the six months ended April 30, 2023 (Unaudited)

INVESTMENT INCOME:
Dividend income	$650,382
Interest income	58,726
Total investment income	709,108

EXPENSES:
Investment advisory fees (See Note 5)	184,914
Sub-transfer agent expenses – Investor Class (See Note 5)	21,705
Sub-transfer agent expenses – Institutional Class (See Note 5)	12,599
Administration, accounting, custody, and transfer agent fees (See Note 5)	24,375
Federal and state registration fees	16,598
Distribution fees – Investor Class (See Note 5)	16,307
Compliance expense (See Note 5)	11,844
Audit fees	11,227
Service fees – Investor Class (See Note 5)	10,871
Trustees’ fees and expenses	9,559
Reports to shareholders	5,315
Legal fees	553
Other expenses	5,792
Total expenses	331,659
NET INVESTMENT INCOME	$377,449

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized loss on investments:	$(4,300,616)
Net change in unrealized appreciation/deprecation on investments:	(2,527,172)
Net loss on investments	(6,827,788)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,450,339)

The accompanying notes are an integral part of these financial statements.

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10

STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2023	Year Ended
	(Unaudited)	October 31, 2022
OPERATIONS:
Net investment income	$377,449	$415,244
Net realized gain (loss) on investments	(4,300,616)	3,448,215
Net change in unrealized
appreciation/depreciation on investments	(2,527,172)	(23,178,978)
Net decrease in net assets resulting from operations	(6,450,339)	(19,315,519)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(1,558,247)	(1,687,916)
Distributable earnings – Institutional Class	(1,514,267)	(1,797,726)
Total distributions	(3,072,514)	(3,485,642)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	383,136	2,685,032
Proceeds from shares subscribed – Institutional Class	529,336	11,877,575
Dividends reinvested – Investor Class	1,514,582	1,636,787
Dividends reinvested – Institutional Class	1,483,155	1,782,399
Cost of shares redeemed – Investor Class	(1,770,421)	(6,195,638)
Cost of shares redeemed – Institutional Class	(4,100,674)	(14,692,333)
Net decrease in net assets derived
from capital share transactions	(1,960,886)	(2,906,178)
TOTAL DECREASE IN NET ASSETS	(11,483,739)	(25,707,339)

NET ASSETS:
Beginning of period	45,776,591	71,483,930
End of period	$34,292,852	$45,776,591

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	18,998	92,861
Shares sold – Institutional Class	23,211	380,400
Shares issued to holders as reinvestment
of dividends – Investor Class	66,893	50,270
Shares issued to holders as reinvestment
of dividends – Institutional Class	64,811	54,242
Shares redeemed – Investor Class	(79,975)	(221,850)
Shares redeemed – Institutional Class	(179,996)	(536,409)
Net decrease in shares outstanding	(86,058)	(180,486)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2023
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$24.80

Income from investment operations:
Net investment income (loss)	0.19	(1)
Net realized and unrealized gains (losses) on investments	(3.80)
Total from investment operations	(3.61)

Less distributions:
Dividends from net investment income	(0.13)
Dividends from net realized gains	(1.53)
Total distributions	(1.66)
Net asset value, end of period	$19.53

TOTAL RETURN	-15.46	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$18.72
Ratio of expenses to average net assets	1.77	%(3)
Ratio of net investment income (loss) to average net assets	1.68	%(3)
Portfolio turnover rate(4)	64	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2022	2021		2020		2019		2018

$35.32	$22.33		$22.63		$21.43		$22.02

0.15 (1)	(0.15	)(1)	(0.05	)(1)	(0.05	)(1)	(0.07)
(9.02)	13.14		(0.25)		1.84		0.48
(8.87)	12.99		(0.30)		1.79		0.41

—	—		—		—		—
(1.65)	—		—		(0.59)		(1.00)
(1.65)	—		—		(0.59)		(1.00)
$24.80	$35.32		$22.33		$22.63		$21.43

-26.22%	58.17%		-1.33%		8.75%		1.82%

$23.63	$36.42		$22.51		$23.63		$40.99
1.69%	1.68%		1.75%		1.82%		1.69%
0.55%	(0.47)%		(0.21)%		(0.23)%		(0.44)%
78%	62%		88%		83%		64%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2023
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$25.11

Income from investment operations:
Net investment income (loss)	0.22	(1)
Net realized and unrealized gains (losses) on investments	(3.83)
Total from investment operations	(3.61)

Less distributions:
Dividends from net investment income	(0.24)
Dividends from net realized gains	(1.55)
Total distributions	(1.79)
Net asset value, end of period	$19.71

TOTAL RETURN	-15.33	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$15.57
Ratio of expenses to average net assets	1.44	%(3)
Ratio of net investment income (loss) to average net assets	1.91	%(3)
Portfolio turnover rate(4)	64	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2022	2021		2020	2019	2018

$35.63	$22.44		$22.68	$21.39	$21.91

0.25 (1)	(0.03	)(1)	0.02 (1)	0.01 (1)	0.03
(9.10)	13.22		(0.26)	1.87	0.45
(8.85)	13.19		(0.24)	1.88	0.48

—	—		—	—	—
(1.67)	—		—	(0.59)	(1.00)
(1.67)	—		—	(0.59)	(1.00)
$25.11	$35.63		$22.44	$22.68	$21.39

-25.95%	58.78%		-1.06%	9.16%	2.16%

$22.15	$35.06		$21.15	$21.97	$8.85
1.33%	1.32%		1.45%	1.43%	1.34%
0.89%	(0.11)%		0.08%	0.05%	(0.07)%
78%	62%		88%	83%	64%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements April 30, 2023 (Unaudited)

1).  ORGANIZATION

The Hennessy Large Cap Financial Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is capital appreciation. The Fund is a non-diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

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16

NOTES TO THE FINANCIAL STATEMENTS

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i.)
REIT Equity Securities – Distributions received from real estate investment trusts (“REITs”) may be classified as dividends, capital gains, or return of capital. Investments in REITs may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make any required distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. At other times, investments in a REIT may result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally do not constitute qualified dividend income and do not qualify for the dividends-received deduction.

j).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

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k).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations under the 1940 Act governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, generally eliminates the asset segregation framework used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund does not utilize derivatives and therefore has not adopted a derivatives risk management program.

In December 2020, the SEC adopted a new rule under the 1940 Act providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements. The Fund has designated Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”), as its valuation designee under Rule 2a-5.

In March 2020, FASB issued Accounting Standards Update 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance was to provide relief to companies that would be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks would no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes by the UK Financial Conduct Authority. The new guidance allows companies to account for contract modifications as a continuance of the existing contract without additional analysis, provided that the only change to existing contracts is a change to an approved benchmark interest rate. In addition, derivative contracts that qualified for hedge accounting prior to contract modification will be allowed to continue to receive such treatment even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Fund may elect to apply the amendments as of March 12, 2020 through December 31, 2022. See Note 9 for more information.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived

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NOTES TO THE FINANCIAL STATEMENTS

valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to

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maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, any security or other asset will be valued at its fair value in accordance with Rule 2a-5 under the 1940 Act as determined under the fair value procedures of the Advisor, subject to oversight by the Board of Trustees of the Fund (the “Board”). Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate, with the assistance of the Valuation and Liquidity Committee, whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2023, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2023, were $24,915,881 and $32,256,913, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2023.

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NOTES TO THE FINANCIAL STATEMENTS

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.90%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

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Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2023, for reimbursement payments to the Advisor are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2023, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2022, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$42,121,163
Gross tax unrealized appreciation	$8,915,170
Gross tax unrealized depreciation	(4,300,458)
Net tax unrealized appreciation/(depreciation)	$4,614,712
Undistributed ordinary income	$127,166
Undistributed long-term capital gains	2,738,432
Total distributable earnings	$2,865,598
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$7,480,310

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

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NOTES TO THE FINANCIAL STATEMENTS

As of October 31, 2022, the Fund had no tax-basis capital losses to offset future capital gains.

As of October 31, 2022, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2021, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2023 (year to date) and fiscal year 2022, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2023	October 31, 2022
Ordinary income(1)	$334,082	$—
Long-term capital gains	2,738,432	3,485,642
Total distributions	$3,072,514	$3,485,642

(1) Ordinary income includes short-term capital gains.

9).  LIBOR TRANSITION

The Fund invests in securities of financial institutions that may be involved in financings based on, among other floating rates, LIBOR. Determined by the ICE Benchmark Administration, LIBOR is an average interest rate that banks charge one another for the use of short-term money. In 2017, the United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates LIBOR, announced plans to phase out the use of LIBOR by the end of 2021. Most LIBOR settings are no longer being published as of December 31, 2021, and the FCA and ICE Benchmark Administrator have announced that a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The U.S. Federal Reserve has begun publishing the Secured Overnight Financing Rate (SOFR), which is intended to replace the U.S. dollar LIBOR. Other regulators and industry groups around the world have announced or begun publishing proposed alternative reference rates for other currencies, but global consensus is lacking, and the process for amending many existing contracts or instruments to transition away from LIBOR remains unclear. Uncertainty related to the liquidity impact of the change in reference rates and how to appropriately adjust these rates at the time of transition may lead to increased volatility and illiquidity in markets tied to LIBOR, reduce the value of LIBOR-related instruments, and reduce the effectiveness of hedging strategies, which could adversely affect the Fund’s performance. Moreover, the risks associated with this discontinuation and transition could be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.

10).  MARKET AND GEOPOLITICAL RISKS

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolios may underperform due to volatility in the banking sector, including bank failures, inflation (or expectations for inflation), increasing interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market

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volatility and may have long term effects on both the U.S. and global financial markets. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

11).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2023, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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NOTES TO THE FINANCIAL STATEMENTS

(This Page Intentionally Left Blank.)

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Expense Example (Unaudited)
April 30, 2023

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2022, through April 30, 2023.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	November 1, 2022 –
	November 1, 2022	April 30, 2023	April 30, 2023
Investor Class
Actual	$1,000.00	$ 845.40	$16.33
Hypothetical (5% return before expenses)	$1,000.00	$1,032.30	$17.99

Institutional Class
Actual	$1,000.00	$ 846.70	$13.30
Hypothetical (5% return before expenses)	$1,000.00	$1,035.60	$14.66

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.77% for Investor Class shares or 1.44% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2022 was 0.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

The Fund offers shareholders the option to receive account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery, please visit www.hennessyfunds.com/account. You may change your delivery preference at any time by visiting our website or calling U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

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PROXY VOTING — BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Board Approval of Investment Advisory
Agreement

At its meeting on March 7, 2023, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory agreement. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory agreement.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory agreement. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory agreement and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q;

(4)	A summary of the advisory agreement;

(5)	A recent Fund fact sheet, which included, among other things, Fund performance over various periods;

(6)	A description of the range of services provided by the Advisor and the distinction between the Advisor-provided services and the Sub-Advisor-provided services;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund; and

(8)	A memorandum from the Advisor regarding economies of scale.

All of the factors discussed were considered as a whole by the Trustees, as well as by the Independent Trustees meeting in executive session. The Trustees viewed the relevant factors in their totality, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory agreement, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

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(4)	The costs and profitability of the Fund to the Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor from serving as an investment advisor to the Fund (other than the advisory fee).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review and an assessment of the Advisor’s performance, the Trustees concluded that the Advisor provides high-quality services to the Fund, and they noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor acts as the portfolio manager for the Fund. In this capacity, the Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of each Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Fund’s service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Fund’s service providers, as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

(f)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(g)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(h)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(i)	For each annual report of the Fund, the Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(j)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(k)
The Advisor pays the incentive compensation of the Fund’s compliance officer and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(l)	The Advisor provides a quarterly compliance certification to the Board.

(m)	The Advisor prepares or reviews all Board materials, presents to and leads discussions with the Board, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees compared the performance of the Fund to benchmark indices over various periods and noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor manages the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted the continuation of the advisory agreement.

(3)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within a reasonable range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory agreement.

(4)
The Trustees also considered whether the Advisor was realizing economies of scale that should be shared with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund were variable asset-based fees, so the Advisor would not realize material economies of scale relating to these expenses as the assets of the Fund increased. For example, third-party platform fees increase as the Fund’s assets grow.

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(5)
The Trustees considered the profitability of the Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(6)	The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees and concluded that this was beneficial to the Fund and its shareholders.

(7)
The Trustees considered any benefits to the Advisor from serving as an advisor to the Fund (other than the advisory fee). The Trustees noted that the Advisor may derive ancillary benefits from, by way of example, its association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor from its relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ finding that the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s own efforts in the performance of its duties under the advisory agreement.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory agreement.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

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For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Doug Franklin
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2023

HENNESSY SMALL CAP FINANCIAL FUND

Investor Class  HSFNX
Institutional Class  HISFX

www.hennessyfunds.com  |  1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	16
Expense Example	24
Proxy Voting Policy and Proxy Voting Records	26
Availability of Quarterly Portfolio Schedule	26
Federal Tax Distribution Information	26
Important Notice Regarding Delivery of Shareholder Documents	26
Electronic Delivery	26
Board Approval of Investment Advisory Agreement	27

HENNESSY FUNDS	1-800-966-4354

May 2023

Dear Hennessy Funds Shareholder:

The past six months in the stock market have been dramatic, even tumultuous, especially for certain sectors within the broader market. For the six-month period ended April 30, 2023, the broader equity markets rose then dipped each month consistently until the last two months of the period: the S&P 500® Index was up 6% in November, down 6% in December, up 6% in January, down 2% in February, up 4% in March, and finally up again 2% in April, resulting in a positive total return of 8.63% for the entire period.1

These single digit moves in the broader market masked the more pronounced moves in specific sectors or industries, the worst of which was the Financial sector’s 10% drop in March 2023. Within the Financial sector, large cap banks plunged 25%, precipitated by the second and third largest bank failures in history, which occurred over one weekend in early March. Our long-tenured and experienced Portfolio Manager, Dave Ellison, observed that March felt like ten years crammed into just a few weeks. Conversely, the Technology and Communication Services sectors performed exceptionally well during the six-month period ended April 30, 2023, with total returns of 19% and 23%, respectively, rebounding from a dismal 2022.2

While various factors drove this disparity of returns, interest rate hikes and persistent inflation were the primary causes behind many of the movements, both positive and negative, in the market. High inflation and low unemployment drove the Federal Reserve to increase rates 10 consecutive times over 14 months from March 2022 through early May 2023, bringing its benchmark interest rate from 0.25% to 5.25%, its highest level in 16 years. As rates rose and debt security prices dropped, banks’ capital levels declined, and in a few extreme instances this caused depositors to rapidly withdraw funds from certain riskier banks, leading to solvency issues and failures. On the other hand, positive results for many Technology companies and continued strong consumer spending caused many investors to pivot back into Technology, one of the worst performing sectors of 2022 but one of the best so far in 2023. Finally, with a mild winter, reduction of geopolitical unease, and fears of softening demand globally, oil, natural gas, and other commodities saw a drop in prices, causing Energy company shares to retreat after an incredibly strong 2022.

We believe that the outlook for U.S. stocks remains positive, primarily because we believe that the Federal Reserve may be done, or close to done, raising rates. Inflation has shown signs of easing, creating a better environment for consumers as well as businesses. The unemployment rate remains near record lows, there are elevated levels of cash on the balance sheets of U.S. companies and in the pockets of many consumers and investors, and there is the prospect of a more dovish Federal Reserve in the second half of 2023. However, we are cautiously watching certain parts of the economy for continued signs of weakness, as the risk of recession remains a concern. While volatility and uncertainty may continue to impact the markets, we encourage investors to stay the course, maintain a diversified portfolio, and keep a long-term perspective.

Suffice it to say, volatility and disparity of returns were at elevated levels for much of the first six months of our fiscal year. We saw four of our funds post negative total returns, of which two were invested primarily in the Financial sector and two were driven by the drop in Energy stocks. Overall, 13 of our 17 funds posted positive total returns for the first half of the fiscal year.

Tumultuous times call for introspection, allowing us to reflect on who we are and on what makes a fund a Hennessy Fund. We are long-term investors in companies, not traders of stocks, and we strive for positive shareholder returns over a complete market

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2

LETTER TO SHAREHOLDERS

cycle. Our funds are run by a talented group of Portfolio Managers, the vast majority of whom have over 20 years of investment experience and who bring their unique perspective and expertise. All our Portfolio Managers are professionals dedicated to running their portfolios with adherence to well-defined investment criteria and with a long-term focus in mind. We have five internal Portfolio Managers and sixteen external Portfolio Managers through five separate sub-advisors. Their expertise vary from Financials, Energy, and Utilities to Japanese companies to ESG (Environmental, Social, and Governance) companies. Some have invested through Black Monday and the Stock Market Crash of 1987, while a couple have entered the industry only after the Financial Crisis of 2007/2008.

We have 11 domestic equity funds, three domestic hybrid (equity and income) funds, two international equity funds, and one domestic ETF, which was added to our line-up in December 2022. Among our domestic mutual funds, we have eight funds that may invest across all sectors and six that focus primarily on one sector, including Energy, Financials, Utilities, and Technology. Most of our portfolios are concentrated, differentiated from their benchmarks, and designed to mitigate downside risk. In fact, as of April 30, 2023, the number of stocks in each of our 17 funds ranged from 10 to 63, with a median of 30. Excluding our hybrid and index funds, the median average active share of our funds was an impressive 90%. Active share measures how different a fund is versus its benchmark, with 100% signifying that the fund and benchmark have no common investments. Finally, the downside capture ratio, which measures the relative performance of a fund versus its benchmark on negative performance days, averaged a respectable 89%, 95%, and 90% across our funds for the three-year, five-year, and ten-year periods ended April 30, 2023.

We thank you for your continued interest in the Hennessy Funds, and we are grateful for your trust. While we prefer to post only positive returns for our shareholders, we are pleased that many of the Hennessy Funds did just that during the unpredictable past six months. If you have any questions or would like to speak with us directly, please call us at (800) 966-4354.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

The opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index is commonly used to measure the performance of U.S. stocks. This index is used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

Please refer to the Schedule of Investments included in this report for additional portfolio information.

[1]	S&P 500® Index monthly total returns: +5.59% in November 2022, -5.76% in December 2022, +6.28% in January 2023, -2.44% in February 2023, +3.67% in March 2023, and +1.56% in April 2023.
[2]
S&P 500® Financial Sector monthly total return: -9.55% in March 2023. KBW Bank Index monthly total return: -24.87% in March 2023. S&P 500® Information Technology sector total return: +18.88% for the six months ended April 30, 2023. S&P 500® Communication Services sector total return: +23.15% for the six months ended April 30, 2023.

HENNESSY FUNDS	1-800-966-4354
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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2023

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Small Cap Financial Fund –
Investor Class (HSFNX)	-24.64%	-18.95%	0.56%	6.30%
Hennessy Small Cap Financial Fund –
Institutional Class (HISFX)	-24.51%	-18.61%	0.92%	6.69%
Russell 2000® Index Financials	-17.01%	-11.78%	1.12%	6.37%
Russell 2000® Index	-3.45%	-3.65%	4.15%	7.88%

Expense ratios: 1.59% (Investor Class); 1.22% (Institutional Class)

(1)	Periods of less than one year are not annualized.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell 2000® Index Financials is a subset of the Russell 2000® Index that measures the performance of securities classified in the Financials sector of the small-cap U.S. equity market. The Russell 2000® Index is a subset of the Russell 3000® Index that measures the performance of the small-cap segment of the U.S. equity market. The Russell 2000® Index comprises the smallest 2,000 companies in the Russell 3000® Index based on market capitalization and current index membership, representing approximately 7% of the total market capitalization of the Russell 3000® Index. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

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4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2023 (Unaudited)

HENNESSY SMALL CAP FINANCIAL FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
New York Community Bancorp, Inc.	4.75%
Hancock Whitney Corp.	4.45%
BankUnited, Inc.	4.20%
Midland States Bancorp, Inc.	4.02%
OceanFirst Financial Corp.	4.02%
Texas Capital Bancshares, Inc.	3.96%
Old National Bancorp	3.94%
Wintrust Financial Corp.	3.92%
Lakeland Bancorp, Inc.	3.91%
Northeast Community Bancorp, Inc.	3.84%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
5

COMMON STOCKS – 92.40%	Number		% of
	of Shares	Value	Net Assets
Financials – 92.40%
Associated Banc-Corp.	150,000	$2,674,500	3.84%
BankUnited, Inc.	130,000	2,931,500	4.20%
Banner Corp.	23,000	1,148,160	1.65%
Cadence Bank	60,000	1,213,200	1.74%
Cambridge Bancorp	51,000	2,634,150	3.78%
Columbia Banking System, Inc.	80,000	1,708,800	2.45%
ConnectOne Bancorp, Inc.	165,000	2,603,700	3.74%
Eastern Bankshares, Inc.	200,000	2,330,000	3.34%
First BanCorp. (a)	215,000	2,526,250	3.62%
First Citizens BancShares, Inc.	2,000	2,014,360	2.89%
Flushing Financial Corp.	135,000	1,624,050	2.33%
Hancock Whitney Corp.	85,000	3,104,200	4.45%
Hingham Institution for Savings	6,000	1,167,360	1.68%
HomeTrust Bancshares, Inc.	105,000	2,191,350	3.14%
Independent Bank Corp.	43,000	2,408,000	3.45%
Kearny Financial Corp. of Maryland	45,000	350,550	0.50%
Lakeland Bancorp, Inc.	190,000	2,724,600	3.91%
Midland States Bancorp, Inc.	140,000	2,800,000	4.02%
New York Community Bancorp, Inc.	310,000	3,313,900	4.75%
Northeast Community Bancorp, Inc.	205,000	2,679,350	3.84%
OceanFirst Financial Corp.	175,000	2,800,000	4.02%
Old National Bancorp	205,000	2,749,050	3.94%
Orange County Bancorp, Inc.	21,000	762,510	1.09%
Pacific Premier Bancorp, Inc.	75,000	1,668,000	2.39%
PacWest Bancorp	205,000	2,080,750	2.99%
Shore Bancshares, Inc.	15,000	199,200	0.29%
Texas Capital Bancshares, Inc. (b)	55,000	2,763,750	3.96%
Washington Federal, Inc.	25,000	701,000	1.01%
Western New England Bancorp, Inc.	365,000	2,471,050	3.55%
Wintrust Financial Corp.	40,000	2,734,800	3.92%
WSFS Financial Corp.	38,000	1,336,460	1.92%

Total Common Stocks
(Cost $64,641,617)		64,414,550	92.40%

The accompanying notes are an integral part of these financial statements.

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6

SCHEDULE OF INVESTMENTS

SHORT-TERM INVESTMENTS – 11.80%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 11.80%
Fidelity Government Portfolio, Institutional Class, 4.73% (c)	1,327,308	$1,327,308	1.90%
First American Government Obligations Fund,
Institutional Class, 4.73% (c)	3,450,000	3,450,000	4.95%
First American Treasury Obligations Fund,
Institutional Class, 4.76% (c)	3,450,000	3,450,000	4.95%

Total Short-Term Investments
(Cost $8,227,308)		8,227,308	11.80%

Total Investments
(Cost $72,868,925) – 104.20%		72,641,858	104.20%
Liabilities in Excess of Other Assets – (4.20)%		(2,924,666)	(4.20)%

TOTAL NET ASSETS – 100.00%		$69,717,192	100.00%

Percentages are stated as a percent of net assets.

(a)	U.S.-traded security of a foreign corporation.
(b)	Non-income-producing security.
(c)	The rate listed is the fund’s seven-day yield as of April 30, 2023.

Summary of Fair Value Exposure as of April 30, 2023

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2023 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Financials	$64,414,550	$—	$—	$64,414,550
Total Common Stocks	$64,414,550	$—	$—	$64,414,550
Short-Term Investments
Money Market Funds	$8,227,308	$—	$—	$8,227,308
Total Short-Term Investments	$8,227,308	$—	$—	$8,227,308
Total Investments	$72,641,858	$—	$—	$72,641,858

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Assets and Liabilities as of April 30, 2023 (Unaudited)

ASSETS:
Investments in securities, at value (cost $72,868,925)	$72,641,858
Dividends and interest receivable	47,279
Receivable for fund shares sold	28,536
Receivable for securities sold	102,859
Prepaid expenses and other assets	21,168
Total assets	72,841,700

LIABILITIES:
Payable for securities purchased	2,975,175
Payable for fund shares redeemed	38,656
Payable to advisor	54,112
Payable to administrator	14,869
Payable to auditor	11,226
Accrued distribution fees	10,545
Accrued service fees	5,030
Accrued trustees fees	5,432
Accrued expenses and other payables	9,463
Total liabilities	3,124,508
NET ASSETS	$69,717,192

NET ASSETS CONSISTS OF:
Capital stock	$69,048,997
Total distributable earnings	668,195
Total net assets	$69,717,192

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$58,752,001
Shares issued and outstanding	2,881,231
Net asset value, offering price, and redemption price per share	$20.39

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$10,965,191
Shares issued and outstanding	930,087
Net asset value, offering price, and redemption price per share	$11.79

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM
8

STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the six months ended April 30, 2023 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$1,235,943
Interest income	138,975
Total investment income	1,374,918

EXPENSES:
Investment advisory fees (See Note 5)	431,661
Sub-transfer agent expenses – Investor Class (See Note 5)	78,958
Sub-transfer agent expenses – Institutional Class (See Note 5)	8,526
Distribution fees – Investor Class (See Note 5)	59,161
Administration, accounting, custody, and transfer agent fees (See Note 5)	50,621
Service fees – Investor Class (See Note 5)	39,441
Federal and state registration fees	20,759
Compliance expense (See Note 5)	11,844
Audit fees	11,227
Trustees’ fees and expenses	10,078
Reports to shareholders	7,511
Legal fees	1,168
Other expenses	10,517
Total expenses	741,472
NET INVESTMENT INCOME	$633,446

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$2,909,617
Net change in unrealized appreciation/depreciation on investments	(28,076,970)
Net loss on investments	(25,167,353)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(24,533,907)

(1)	Net of foreign taxes withheld of $6,960.

The accompanying notes are an integral part of these financial statements.

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10

STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2023	Year Ended
	(Unaudited)	October 31, 2022
OPERATIONS:
Net investment income	$633,446	$1,056,994
Net realized gain on investments	2,909,617	12,617,156
Net change in unrealized
appreciation/depreciation on investments	(28,076,970)	(22,730,488)
Net decrease in net assets resulting from operations	(24,533,907)	(9,056,338)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(7,452,661)	(1,276,583)
Distributable earnings – Institutional Class	(1,876,496)	(587,596)
Total distributions	(9,329,157)	(1,864,179)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	1,374,348	21,043,349
Proceeds from shares subscribed – Institutional Class	2,310,513	13,669,099
Dividends reinvested – Investor Class	7,283,861	1,243,912
Dividends reinvested – Institutional Class	1,825,197	549,827
Cost of shares redeemed – Investor Class	(15,578,967)	(60,100,417)
Cost of shares redeemed – Institutional Class	(7,209,698)	(24,017,634)
Net decrease in net assets derived
from capital share transactions	(9,994,746)	(47,611,864)
TOTAL DECREASE IN NET ASSETS	(43,857,810)	(58,532,381)

NET ASSETS:
Beginning of period	113,575,002	172,107,383
End of period	$69,717,192	$113,575,002

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	51,785	685,704
Shares sold – Institutional Class	138,732	758,917
Shares issued to holders as reinvestment
of dividends – Investor Class	274,193	39,265
Shares issued to holders as reinvestment
of dividends – Institutional Class	118,272	29,680
Shares redeemed – Investor Class	(613,875)	(1,998,475)
Shares redeemed – Institutional Class	(497,039)	(1,345,808)
Net decrease in shares outstanding	(527,932)	(1,830,717)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2023
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$29.47

Income from investment operations:
Net investment income	0.16	(1)
Net realized and unrealized gains (losses) on investments	(6.89)
Total from investment operations	(6.73)

Less distributions:
Dividends from net investment income	(0.19)
Dividends from net realized gains	(2.16)
Total distributions	(2.35)
Net asset value, end of period	$20.39

TOTAL RETURN	-24.64	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$58.75
Ratio of expenses to average net assets	1.61	%(4)
Ratio of net investment income to average net assets	1.25	%(4)
Portfolio turnover rate(5)	32	%(3)

(1)	Calculated using the average shares outstanding method.
(2)	Amount is between $(0.005) and $0.005.
(3)	Not annualized.
(4)	Annualized.
(5)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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12

FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2022	2021	2020	2019	2018

$31.52	$17.46	$21.60	$21.96	$26.02

0.22 (1)	0.25 (1)	0.16 (1)	0.10 (1)	0.03
(1.96)	14.01	(3.55)	0.93	(2.12)
(1.74)	14.26	(3.39)	1.03	(2.09)

(0.22)	(0.20)	(0.09)	(0.07)	0.00 (2)
(0.09)	—	(0.66)	(1.32)	(1.97)
(0.31)	(0.20)	(0.75)	(1.39)	(1.97)
$29.47	$31.52	$17.46	$21.60	$21.96

-5.60%	82.20%	-16.37%	5.27%	-8.79%

$93.40	$140.03	$54.96	$89.36	$122.00
1.59%	1.58%	1.65%	1.58%	1.54%
0.72%	0.90%	0.96%	0.47%	0.11%
27%	28%	75%	46%	28%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2023
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$17.24

Income from investment operations:
Net investment income	0.12	(1)
Net realized and unrealized gains (losses) on investments	(4.00)
Total from investment operations	(3.88)

Less distributions:
Dividends from net investment income	(0.30)
Dividends from net realized gains	(1.27)
Total distributions	(1.57)
Net asset value, end of period	$11.79

TOTAL RETURN	-24.51	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$10.97
Ratio of expenses to average net assets	1.26	%(3)
Ratio of net investment income to average net assets	1.63	%(3)
Portfolio turnover rate(4)	32	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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14

FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2022	2021	2020	2019	2018

$18.57	$10.37	$12.92	$13.28	$15.69

0.20 (1)	0.21 (1)	0.13 (1)	0.10 (1)	0.07
(1.14)	8.26	(2.10)	0.54	(1.27)
(0.94)	8.47	(1.97)	0.64	(1.20)

(0.34)	(0.27)	(0.19)	(0.18)	(0.02)
(0.05)	—	(0.39)	(0.82)	(1.19)
(0.39)	(0.27)	(0.58)	(1.00)	(1.21)
$17.24	$18.57	$10.37	$12.92	$13.28

-5.21%	82.88%	-16.05%	5.57%	-8.42%

$20.17	$32.08	$10.61	$20.74	$35.66
1.22%	1.20%	1.29%	1.23%	1.15%
1.13%	1.31%	1.27%	0.84%	0.51%
27%	28%	75%	46%	28%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements April 30, 2023 (Unaudited)

1).  ORGANIZATION

The Hennessy Small Cap Financial Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is capital appreciation. The Fund is a non-diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

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NOTES TO THE FINANCIAL STATEMENTS

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

j).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations under the 1940 Act governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, generally eliminates the asset segregation framework used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund does not utilize derivatives and therefore has not adopted a derivatives risk management program.

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In December 2020, the SEC adopted a new rule under the 1940 Act providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements.  The Fund has designated Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”), as its valuation designee under Rule 2a-5.

In March 2020, FASB issued Accounting Standards Update 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance was to provide relief to companies that would be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks would no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes by the UK Financial Conduct Authority. The new guidance allows companies to account for contract modifications as a continuance of the existing contract without additional analysis, provided that the only change to existing contracts is a change to an approved benchmark interest rate. In addition, derivative contracts that qualified for hedge accounting prior to contract modification will be allowed to continue to receive such treatment even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Fund may elect to apply the amendments as of March 12, 2020 through December 31, 2022. See Note 9 for more information.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities

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NOTES TO THE FINANCIAL STATEMENTS

exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, any security or other asset will be valued at its fair value in accordance with Rule 2a-5 under the 1940 Act as determined under the fair value procedures of the Advisor, subject to oversight by the Board of Trustees of the Fund (the “Board”). Fair value pricing determinations are made in good faith in accordance with these procedures. There are

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numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate, with the assistance of the Valuation and Liquidity Committee, whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2023, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2023, were $28,937,029 and $47,542,439, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2023.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.90%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

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NOTES TO THE FINANCIAL STATEMENTS

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2023, for reimbursement payments to the Advisor are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain

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general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2023, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2022, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$88,473,838
Gross tax unrealized appreciation	$29,900,101
Gross tax unrealized depreciation	(3,954,437)
Net tax unrealized appreciation/(depreciation)	$25,945,664
Undistributed ordinary income	$252,167
Undistributed long-term capital gains	8,333,428
Total distributable earnings	$8,585,595
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$34,531,259

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2022, the Fund had no tax-basis capital losses to offset future capital gains.

As of October 31, 2022, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2021, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2023 (year to date) and fiscal year 2022, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2023	October 31, 2022
Ordinary income(1)	$995,722	$1,378,796
Long-term capital gains	8,333,435	485,383
Total distributions	$9,329,157	$1,864,179

(1) Ordinary income includes short-term capital gains.

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NOTES TO THE FINANCIAL STATEMENTS

9).  LIBOR TRANSITION

The Fund invests in securities of financial institutions that may be involved in financings based on, among other floating rates, LIBOR. Determined by the ICE Benchmark Administration, LIBOR is an average interest rate that banks charge one another for the use of short-term money. In 2017, the United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates LIBOR, announced plans to phase out the use of LIBOR by the end of 2021. Most LIBOR settings are no longer being published as of December 31, 2021, and the FCA and ICE Benchmark Administrator have announced that a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The U.S. Federal Reserve has begun publishing the Secured Overnight Financing Rate (SOFR), which is intended to replace the U.S. dollar LIBOR. Other regulators and industry groups around the world have announced or begun publishing proposed alternative reference rates for other currencies, but global consensus is lacking, and the process for amending many existing contracts or instruments to transition away from LIBOR remains unclear. Uncertainty related to the liquidity impact of the change in reference rates and how to appropriately adjust these rates at the time of transition may lead to increased volatility and illiquidity in markets tied to LIBOR, reduce the value of LIBOR-related instruments, and reduce the effectiveness of hedging strategies, which could adversely affect the Fund’s performance. Moreover, the risks associated with this discontinuation and transition could be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.

10).  MARKET AND GEOPOLITICAL RISKS

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolios may underperform due to volatility in the banking sector, including bank failures, inflation (or expectations for inflation), increasing interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

11).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2023, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Expense Example (Unaudited)
April 30, 2023

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2022, through April 30, 2023.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	November 1, 2022 –
	November 1, 2022	April 30, 2023	April 30, 2023
Investor Class
Actual	$1,000.00	$ 753.60	$14.12
Hypothetical (5% return before expenses)	$1,000.00	$1,033.90	$16.37

Institutional Class
Actual	$1,000.00	$ 754.90	$11.06
Hypothetical (5% return before expenses)	$1,000.00	$1,037.40	$12.84

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.61% for Investor Class shares or 1.26% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2022 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

The Fund offers shareholders the option to receive account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery, please visit www.hennessyfunds.com/account. You may change your delivery preference at any time by visiting our website or calling U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

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PROXY VOTING — BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Board Approval of Investment Advisory
Agreement

At its meeting on March 7, 2023, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory agreement. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory agreement.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory agreement. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory agreement and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q;

(4)	A summary of the advisory agreement;

(5)	A recent Fund fact sheet, which included, among other things, Fund performance over various periods;

(6)	A description of the range of services provided by the Advisor and the distinction between the Advisor-provided services and the Sub-Advisor-provided services;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund; and

(8)	A memorandum from the Advisor regarding economies of scale.

All of the factors discussed were considered as a whole by the Trustees, as well as by the Independent Trustees meeting in executive session. The Trustees viewed the relevant factors in their totality, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory agreement, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

HENNESSY FUNDS	1-800-966-4354
27

(4)	The costs and profitability of the Fund to the Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor from serving as an investment advisor to the Fund (other than the advisory fee).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review and an assessment of the Advisor’s performance, the Trustees concluded that the Advisor provides high-quality services to the Fund, and they noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor acts as the portfolio manager for the Fund. In this capacity, the Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of each Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Fund’s service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Fund’s service providers, as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

(f)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(g)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

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28

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(h)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(i)	For each annual report of the Fund, the Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(j)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(k)
The Advisor pays the incentive compensation of the Fund’s compliance officer and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(l)	The Advisor provides a quarterly compliance certification to the Board.

(m)	The Advisor prepares or reviews all Board materials, presents to and leads discussions with the Board, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees compared the performance of the Fund to benchmark indices over various periods and noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor manages the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted the continuation of the advisory agreement.

(3)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within a reasonable range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory agreement.

(4)
The Trustees also considered whether the Advisor was realizing economies of scale that should be shared with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund were variable asset-based fees, so the Advisor would not realize material economies of scale relating to these expenses as the assets of the Fund increased. For example, third-party platform fees increase as the Fund’s assets grow.

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(5)
The Trustees considered the profitability of the Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(6)	The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees and concluded that this was beneficial to the Fund and its shareholders.

(7)
The Trustees considered any benefits to the Advisor from serving as an advisor to the Fund (other than the advisory fee). The Trustees noted that the Advisor may derive ancillary benefits from, by way of example, its association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor from its relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ finding that the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s own efforts in the performance of its duties under the advisory agreement.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory agreement.

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30

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Doug Franklin
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2023

HENNESSY TECHNOLOGY FUND

Investor Class  HTECX
Institutional Class  HTCIX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	16
Expense Example	24
Proxy Voting Policy and Proxy Voting Records	26
Availability of Quarterly Portfolio Schedule	26
Federal Tax Distribution Information	26
Important Notice Regarding Delivery of Shareholder Documents	26
Electronic Delivery	26
Board Approval of Investment Advisory Agreement	27

HENNESSY FUNDS	1-800-966-4354

May 2023

Dear Hennessy Funds Shareholder:

The past six months in the stock market have been dramatic, even tumultuous, especially for certain sectors within the broader market. For the six-month period ended April 30, 2023, the broader equity markets rose then dipped each month consistently until the last two months of the period: the S&P 500® Index was up 6% in November, down 6% in December, up 6% in January, down 2% in February, up 4% in March, and finally up again 2% in April, resulting in a positive total return of 8.63% for the entire period.1

These single digit moves in the broader market masked the more pronounced moves in specific sectors or industries, the worst of which was the Financial sector’s 10% drop in March 2023. Within the Financial sector, large cap banks plunged 25%, precipitated by the second and third largest bank failures in history, which occurred over one weekend in early March. Our long-tenured and experienced Portfolio Manager, Dave Ellison, observed that March felt like ten years crammed into just a few weeks. Conversely, the Technology and Communication Services sectors performed exceptionally well during the six-month period ended April 30, 2023, with total returns of 19% and 23%, respectively, rebounding from a dismal 2022.2

While various factors drove this disparity of returns, interest rate hikes and persistent inflation were the primary causes behind many of the movements, both positive and negative, in the market. High inflation and low unemployment drove the Federal Reserve to increase rates 10 consecutive times over 14 months from March 2022 through early May 2023, bringing its benchmark interest rate from 0.25% to 5.25%, its highest level in 16 years. As rates rose and debt security prices dropped, banks’ capital levels declined, and in a few extreme instances this caused depositors to rapidly withdraw funds from certain riskier banks, leading to solvency issues and failures. On the other hand, positive results for many Technology companies and continued strong consumer spending caused many investors to pivot back into Technology, one of the worst performing sectors of 2022 but one of the best so far in 2023. Finally, with a mild winter, reduction of geopolitical unease, and fears of softening demand globally, oil, natural gas, and other commodities saw a drop in prices, causing Energy company shares to retreat after an incredibly strong 2022.

We believe that the outlook for U.S. stocks remains positive, primarily because we believe that the Federal Reserve may be done, or close to done, raising rates. Inflation has shown signs of easing, creating a better environment for consumers as well as businesses. The unemployment rate remains near record lows, there are elevated levels of cash on the balance sheets of U.S. companies and in the pockets of many consumers and investors, and there is the prospect of a more dovish Federal Reserve in the second half of 2023. However, we are cautiously watching certain parts of the economy for continued signs of weakness, as the risk of recession remains a concern. While volatility and uncertainty may continue to impact the markets, we encourage investors to stay the course, maintain a diversified portfolio, and keep a long-term perspective.

Suffice it to say, volatility and disparity of returns were at elevated levels for much of the first six months of our fiscal year. We saw four of our funds post negative total returns, of which two were invested primarily in the Financial sector and two were driven by the drop in Energy stocks. Overall, 13 of our 17 funds posted positive total returns for the first half of the fiscal year.

Tumultuous times call for introspection, allowing us to reflect on who we are and on what makes a fund a Hennessy Fund. We are long-term investors in companies, not traders of stocks, and we strive for positive shareholder returns over a complete market

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2

LETTER TO SHAREHOLDERS

cycle. Our funds are run by a talented group of Portfolio Managers, the vast majority of whom have over 20 years of investment experience and who bring their unique perspective and expertise. All our Portfolio Managers are professionals dedicated to running their portfolios with adherence to well-defined investment criteria and with a long-term focus in mind. We have five internal Portfolio Managers and sixteen external Portfolio Managers through five separate sub-advisors. Their expertise vary from Financials, Energy, and Utilities to Japanese companies to ESG (Environmental, Social, and Governance) companies. Some have invested through Black Monday and the Stock Market Crash of 1987, while a couple have entered the industry only after the Financial Crisis of 2007/2008.

We have 11 domestic equity funds, three domestic hybrid (equity and income) funds, two international equity funds, and one domestic ETF, which was added to our line-up in December 2022. Among our domestic mutual funds, we have eight funds that may invest across all sectors and six that focus primarily on one sector, including Energy, Financials, Utilities, and Technology. Most of our portfolios are concentrated, differentiated from their benchmarks, and designed to mitigate downside risk. In fact, as of April 30, 2023, the number of stocks in each of our 17 funds ranged from 10 to 63, with a median of 30. Excluding our hybrid and index funds, the median average active share of our funds was an impressive 90%. Active share measures how different a fund is versus its benchmark, with 100% signifying that the fund and benchmark have no common investments. Finally, the downside capture ratio, which measures the relative performance of a fund versus its benchmark on negative performance days, averaged a respectable 89%, 95%, and 90% across our funds for the three-year, five-year, and ten-year periods ended April 30, 2023.

We thank you for your continued interest in the Hennessy Funds, and we are grateful for your trust. While we prefer to post only positive returns for our shareholders, we are pleased that many of the Hennessy Funds did just that during the unpredictable past six months. If you have any questions or would like to speak with us directly, please call us at (800) 966-4354.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

The opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index is commonly used to measure the performance of U.S. stocks. This index is used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

Please refer to the Schedule of Investments included in this report for additional portfolio information.

[1]	S&P 500® Index monthly total returns: +5.59% in November 2022, -5.76% in December 2022, +6.28% in January 2023, -2.44% in February 2023, +3.67% in March 2023, and +1.56% in April 2023.
[2]
S&P 500® Financial Sector monthly total return: -9.55% in March 2023. KBW Bank Index monthly total return: -24.87% in March 2023. S&P 500® Information Technology sector total return: +18.88% for the six months ended April 30, 2023. S&P 500® Communication Services sector total return: +23.15% for the six months ended April 30, 2023.

HENNESSY FUNDS	1-800-966-4354
3

Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2023

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Technology Fund –
Investor Class (HTECX)	7.10%	-0.86%	8.79%	10.10%
Hennessy Technology Fund –
Institutional Class (HTCIX)	7.27%	-0.61%	9.07%	10.40%
Nasdaq Composite Index	11.80%	0.02%	12.60%	15.09%
S&P 500® Index	8.63%	2.66%	11.45%	12.20%

Expense ratios:	Gross 3.06%, Net 1.23%(2)(3) (Investor Class);
Gross 2.73%, Net 0.98%(2)(3) (Institutional Class)

(1)	Periods of less than one year are not annualized.
(2)	The Fund’s investment advisor has contractually agreed to limit expenses until February 28, 2024.
(3)
Certain service provider expenses will be voluntarily waived through July 31, 2025, at which time the arrangement will automatically terminate. In addition, the arrangement will not apply at any time the Fund’s net assets exceed $125 million.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Nasdaq Composite Index is a broad-based capitalization-weighted index of all common stocks listed on The Nasdaq Stock Market LLC. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

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4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2023 (Unaudited)

HENNESSY TECHNOLOGY FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Meta Platforms, Inc.	1.95%
Microsoft Corp.	1.85%
Tower Semiconductor Ltd.	1.84%
Apple, Inc.	1.78%
Automatic Data Processing, Inc.	1.78%
CommVault Systems, Inc.	1.78%
Lam Research Corp.	1.77%
Verra Mobility Corp.	1.77%
Adobe, Inc.	1.76%
Vontier Corp.	1.75%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
5

COMMON STOCKS – 97.78%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 3.67%
Meta Platforms, Inc. (a)	458	$110,066	1.95%
Sciplay Corp. (a)	5,702	97,390	1.72%
		207,456	3.67%

Consumer Discretionary – 1.69%
MercadoLibre, Inc. (a)	75	95,812	1.69%

Industrials – 5.27%
Automatic Data Processing, Inc.	457	100,540	1.78%
Paychex, Inc.	887	97,446	1.72%
Verra Mobility Corp. (a)	5,893	99,886	1.77%
		297,872	5.27%

Information Technology – 87.15%
Accenture PLC, Class A (b)	332	93,056	1.65%
Adobe, Inc. (a)	263	99,298	1.76%
Apple, Inc.	592	100,451	1.78%
Applied Materials, Inc.	813	91,893	1.63%
Arrow Electronics, Inc. (a)	821	93,947	1.66%
ASE Technology Holding Co. Ltd. – ADR (b)	12,500	85,750	1.52%
ASML Holding NV – ADR (b)	145	92,345	1.63%
Atlassian Corp. (a)	595	87,858	1.55%
Autodesk, Inc. (a)	480	93,499	1.65%
Avnet, Inc.	2,211	91,226	1.61%
Broadcom, Inc.	154	96,481	1.71%
Cadence Design Systems, Inc. (a)	460	96,347	1.70%
CDW Corp.	516	87,508	1.55%
Check Point Software Technologies Ltd. (a)(b)	746	95,011	1.68%
CommVault Systems, Inc. (a)	1,731	100,865	1.78%
Crowdstrike Holdings, Inc. (a)	719	86,316	1.53%
DocuSign, Inc. (a)	1,723	85,185	1.51%
DXC Technology Co. (a)	3,943	94,041	1.66%
Enphase Energy, Inc. (a)	492	80,786	1.43%
Extreme Networks, Inc. (a)	5,220	92,812	1.64%
Fortinet, Inc. (a)	1,487	93,755	1.66%
Gartner, Inc. (a)	309	93,460	1.65%
Hackett Group, Inc.	5,296	98,294	1.74%

The accompanying notes are an integral part of these financial statements.

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6

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Information Technology (Continued)
Hewlett Packard Enterprise Co.	6,063	$86,822	1.54%
Immersion Corp.	11,433	75,343	1.33%
Jabil, Inc.	1,145	89,482	1.58%
KLA Corp.	247	95,475	1.69%
Kulicke & Soffa Industries, Inc.	1,928	91,888	1.62%
Lam Research Corp.	191	100,099	1.77%
Lattice Semiconductor Corp. (a)	1,047	83,446	1.48%
MACOM Technology Solutions Holdings, Inc. (a)	1,402	81,793	1.45%
MaxLinear, Inc. (a)	2,844	68,626	1.21%
Microsoft Corp.	340	104,468	1.85%
NetApp, Inc.	1,545	97,165	1.72%
NXP Semiconductors NV (b)	558	91,367	1.62%
Palo Alto Networks, Inc. (a)	499	91,048	1.61%
Pure Storage, Inc. (a)	3,854	87,987	1.56%
QUALCOMM, Inc.	792	92,506	1.64%
RingCentral, Inc. – Class A (a)	3,260	89,846	1.59%
Sanmina Corp. (a)	1,673	87,431	1.55%
ScanSource, Inc. (a)	3,282	89,763	1.59%
Semtech Corp. (a)	4,457	86,867	1.54%
ServiceNow, Inc. (a)	205	94,181	1.67%
Splunk, Inc. (a)	1,055	90,983	1.61%
STMicroelectronics NV – ADR (b)	1,879	80,572	1.42%
Taiwan Semiconductor Manufacturing Co. Ltd. – ADR (b)	1,058	89,189	1.58%
Telefonaktiebolaget LM Ericsson – ADR (b)	16,939	92,995	1.64%
Teradata Corp. (a)	2,408	93,214	1.65%
Texas Instruments, Inc.	517	86,442	1.53%
Tower Semiconductor Ltd. (a)(b)	2,314	104,142	1.84%
Ultra Clean Holdings, Inc. (a)	3,065	87,475	1.55%
United Microelectronics Corp. – ADR (b)	11,341	91,068	1.61%
Vishay Intertechnology, Inc.	4,475	95,273	1.68%
Vontier Corp.	3,655	99,160	1.75%
		4,926,300	87.15%

Total Common Stocks
(Cost $5,242,347)		5,527,440	97.78%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
7

SHORT-TERM INVESTMENTS – 2.16%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 2.16%
First American Government Obligations Fund,
Institutional Class, 4.73% (c)	122,094	$122,094	2.16%

Total Short-Term Investments
(Cost $122,094)		122,094	2.16%

Total Investments
(Cost $5,364,441) – 99.94%		5,649,534	99.94%
Other Assets in Excess of Liabilities – 0.06%		3,128	0.06%

TOTAL NET ASSETS – 100.00%		$5,652,662	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
NV – Naamloze Vennootschap is a Dutch term for publicly traded companies.
PLC – Public Limited Company
(a)	Non-income-producing security.
(b)	U.S.-traded security of a foreign corporation.
(c)	The rate listed is the fund’s seven-day yield as of April 30, 2023.

Summary of Fair Value Exposure as of April 30, 2023

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2023 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$207,456	$—	$—	$207,456
Consumer Discretionary	95,812	—	—	95,812
Industrials	297,872	—	—	297,872
Information Technology	4,926,300	—	—	4,926,300
Total Common Stocks	$5,527,440	$—	$—	$5,527,440
Short-Term Investments
Money Market Funds	$122,094	$—	$—	$122,094
Total Short-Term Investments	$122,094	$—	$—	$122,094
Total Investments	$5,649,534	$—	$—	$5,649,534

The accompanying notes are an integral part of these financial statements.

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8

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of April 30, 2023 (Unaudited)

ASSETS:
Investments in securities, at value (cost $5,364,441)	$5,649,534
Dividends and interest receivable	1,192
Prepaid expenses and other assets	16,773
Due from advisor	4,442
Total assets	5,671,941

LIABILITIES:
Payable to auditor	11,224
Accrued distribution fees	681
Accrued service fees	354
Accrued trustees fees	4,885
Accrued expenses and other payables	2,135
Total liabilities	19,279
NET ASSETS	$5,652,662

NET ASSETS CONSISTS OF:
Capital stock	$6,297,401
Accumulated deficit	(644,739)
Total net assets	$5,652,662

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$4,116,021
Shares issued and outstanding	259,692
Net asset value, offering price, and redemption price per share	$15.85

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$1,536,641
Shares issued and outstanding	94,345
Net asset value, offering price, and redemption price per share	$16.29

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
9

Financial Statements

Statement of Operations for the six months ended April 30, 2023 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$25,890
Interest income	2,877
Total investment income	28,767

EXPENSES:
Investment advisory fees (See Note 5)	20,952
Federal and state registration fees	14,731
Compliance expense (See Note 5)	11,844
Audit fees	11,227
Trustees’ fees and expenses	9,221
Administration, accounting, custody, and transfer agent fees (See Note 5)	8,829
Reports to shareholders	3,258
Distribution fees – Investor Class (See Note 5)	3,128
Sub-transfer agent expenses – Investor Class (See Note 5)	2,575
Sub-transfer agent expenses – Institutional Class (See Note 5)	371
Service fees – Investor Class (See Note 5)	2,085
Legal fees	10
Other expenses	2,353
Total expenses before waivers and reimbursements	90,584
Service provider expense waiver (See Note 5)	(8,829)
Expense reimbursement from advisor – Investor Class	(36,340)
Expense reimbursement from advisor – Institutional Class	(12,455)
Net expenses	32,960
NET INVESTMENT LOSS	$(4,193)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized loss on investments	$(22,243)
Net change in unrealized appreciation/depreciation on investments	402,962
Net increase on investments	380,719
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$376,526

(1)	Net of foreign taxes withheld and issuance fees of $1,168.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2023	Year Ended
	(Unaudited)	October 31, 2022
OPERATIONS:
Net investment income (loss)	$(4,193)	$5,524
Net realized loss on investments	(22,243)	(867,706)
Net change in unrealized
appreciation/depreciation on investments	402,962	(1,169,054)
Net increase (decrease) in net
assets resulting from operations	376,526	(2,031,236)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(2,801)	(1,498,176)
Distributable earnings – Institutional Class	(6,430)	(513,645)
Total distributions	(9,231)	(2,011,821)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	108,229	265,541
Proceeds from shares subscribed – Institutional Class	77,833	89,997
Dividends reinvested – Investor Class	2,743	1,465,101
Dividends reinvested – Institutional Class	6,430	513,645
Cost of shares redeemed – Investor Class	(261,526)	(779,866)
Cost of shares redeemed – Institutional Class	(24,599)	(262,162)
Net increase (decrease) in net assets derived
from capital share transactions	(90,890)	1,292,256
TOTAL INCREASE (DECREASE) IN NET ASSETS	276,405	(2,750,801)

NET ASSETS:
Beginning of period	5,376,257	8,127,058
End of period	$5,652,662	$5,376,257

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	6,802	16,191
Shares sold – Institutional Class	4,611	5,427
Shares issued to holders as reinvestment
of dividends – Investor Class	190	73,365
Shares issued to holders as reinvestment
of dividends – Institutional Class	433	25,019
Shares redeemed – Investor Class	(16,587)	(45,743)
Shares redeemed – Institutional Class	(1,592)	(14,199)
Net increase (decrease) in shares outstanding	(6,143)	60,060

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2023
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$14.81

Income from investment operations:
Net investment income (loss)	(0.02	)(1)
Net realized and unrealized gains (losses) on investments	1.07
Total from investment operations	1.05

Less distributions:
Dividends from net investment income	(0.01)
Dividends from net realized gains	—
Total distributions	(0.01)
Net asset value, end of period	$15.85

TOTAL RETURN	7.10	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$4.12
Ratio of expenses to average net assets:
Before expense reimbursement	3.29	%(4)
After expense reimbursement	1.23	%(4)(5)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(2.27	)%(4)
After expense reimbursement	(0.21	)%(4)
Portfolio turnover rate(6)	53	%(3)

(1)	Calculated using the average shares outstanding method.
(2)	Amount is between $(0.005) and $0.005.
(3)	Not annualized.
(4)	Annualized.
(5)	Certain service provider expenses were voluntarily waived during the fiscal period.
(6)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2022		2021		2020		2019		2018

$26.89		$20.50		$18.90		$18.04		$18.46

0.00	(1)(2)	(0.02	)(1)	0.02	(1)	(0.03	)(1)	(0.05)
(5.38)		8.82		2.10		3.15		1.26
(5.38)		8.80		2.12		3.12		1.21

—		(0.04)		—		—		—
(6.70)		(2.37)		(0.52)		(2.26)		(1.63)
(6.70)		(2.41)		(0.52)		(2.26)		(1.63)
$14.81		$26.89		$20.50		$18.90		$18.04

-26.44%		45.11%		11.42%		20.47%		7.25%

$3.99		$6.06		$4.26		$3.89		$3.31

3.06%		2.79%		3.45%		3.84%		3.70%
1.23	%(5)	1.23	%(5)	1.23	%(5)	1.23%		1.23%

(1.81)%		(1.64)%		(2.12)%		(2.80)%		(2.83)%
0.02%		(0.08)%		0.10%		(0.19)%		(0.36)%
151%		200%		192%		185%		225%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2023
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$15.26

Income from investment operations:
Net investment income	0.00	(1)(2)
Net realized and unrealized gains (losses) on investments	1.10
Total from investment operations	1.10

Less distributions:
Dividends from net investment income	(0.07)
Dividends from net realized gains	—
Total distributions	(0.07)
Net asset value, end of period	$16.29

TOTAL RETURN	7.27	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$1.54
Ratio of expenses to average net assets:
Before expense reimbursement	2.96	%(4)
After expense reimbursement	0.98	%(4)(5)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(1.94	)%(4)
After expense reimbursement	0.04	%(4)
Portfolio turnover rate(6)	53	%(3)

(1)	Calculated using the average shares outstanding method.
(2)	Amount is between $(0.005) and $0.005
(3)	Not annualized.
(4)	Annualized.
(5)	Certain service provider expenses were voluntarily waived during the fiscal period.
(6)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2022		2021		2020		2019	2018

$27.65		$21.08		$19.40		$18.47	$18.85

0.05	(1)	0.05	(1)	0.07	(1)	0.01 (1)	0.01
(5.55)		9.06		2.15		3.23	1.28
(5.50)		9.11		2.22		3.24	1.29

—		(0.11)		(0.01)		—	—
(6.89)		(2.43)		(0.53)		(2.31)	(1.67)
(6.89)		(2.54)		(0.54)		(2.31)	(1.67)
$15.26		$27.65		$21.08		$19.40	$18.47

-26.28%		45.49%		11.67%		20.77%	7.54%

$1.39		$2.06		$1.47		$1.34	$1.09

2.73%		2.44%		3.08%		3.47%	3.27%
0.98	%(5)	0.98	%(5)	0.98	%(5)	0.98%	0.98%

(1.48)%		(1.29)%		(1.74)%		(2.43)%	(2.41)%
0.27%		0.17%		0.36%		0.06%	(0.12)%
151%		200%		192%		185%	225%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements April 30, 2023 (Unaudited)

1).  ORGANIZATION

The Hennessy Technology Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term capital appreciation. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

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NOTES TO THE FINANCIAL STATEMENTS

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

j).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations under the 1940 Act governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, generally eliminates the asset segregation framework used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund does not utilize derivatives and therefore has not adopted a derivatives risk management program.

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In December 2020, the SEC adopted a new rule under the 1940 Act providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements. The Fund has designated Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”), as its valuation designee under Rule 2a-5.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected

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NOTES TO THE FINANCIAL STATEMENTS

by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, any security or other asset will be valued at its fair value in accordance with Rule 2a-5 under the 1940 Act as determined under the fair value procedures of the Advisor, subject to oversight by the Board of Trustees of the Fund (the “Board”). Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate, with the assistance of the Valuation and Liquidity Committee, whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of

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relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2023, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2023, were $2,961,690 and $3,043,933, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2023.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.74%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

The Advisor has contractually agreed to limit total annual operating expenses to 0.98% of the Fund’s net assets for both Investor Class shares and Institutional Class shares (excluding all federal, state and local taxes, interest, brokerage commissions, 12b-1 fees, shareholder servicing fees payable to the Advisor, extraordinary items, and acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities) through February 28, 2024.

For three years following the date on which expenses were waived or incurred, the Advisor may recoup waived or reimbursed expenses from the Fund if total operating expenses, including such recoupment, does not exceed the expense limitation in effect (i) at the time the Advisor waived or reimbursed such expenses and (ii) at the time the Advisor recoups such expenses. As of April 30, 2023, expenses subject to potential recovery for Investor Class and Institutional Class shares and the fiscal years in which they expire were as follows:

	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
	2023	2024	2025	2026	Total
Investor Class	$40,167	$75,956	$73,628	$36,340	$226,091
Institutional Class	$12,621	$23,799	$23,122	$12,455	$ 71,997

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NOTES TO THE FINANCIAL STATEMENTS

The Advisor did not recoup expenses from the Fund during the six months ended April 30, 2023.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2023, are included in the Statement of Operations. Fund Services has voluntarily waived all or a portion of its fees for the Fund. The fees voluntarily waived by Fund Services during the six months ended April 30, 2023, are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer, such officers receive no compensation from the Fund for

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serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2023, for reimbursement payments to the Advisor are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2023, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2022, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$5,559,041
Gross tax unrealized appreciation	$675,280
Gross tax unrealized depreciation	(843,674)
Net tax unrealized appreciation/(depreciation)	$(168,394)
Undistributed ordinary income	$9,231
Undistributed long-term capital gains	—
Total distributable earnings	$9,231
Other accumulated gain/(loss)	$(852,871)
Total accumulated gain/(loss)	$(1,012,034)

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2022, the Fund had no tax-basis capital losses to offset future capital gains.

As of October 31, 2022, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2021, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

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22

NOTES TO THE FINANCIAL STATEMENTS

During fiscal year 2023 (year to date) and fiscal year 2022, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2023	October 31, 2022
Ordinary income(1)	$9,231	$1,183,102
Long-term capital gains	—	828,719
Total distributions	$9,231	$2,011,821

(1) Ordinary income includes short-term capital gains.

9).  MARKET AND GEOPOLITICAL RISKS

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolios may underperform due to volatility in the banking sector, including bank failures, inflation (or expectations for inflation), increasing interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

10).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2023, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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23

Expense Example (Unaudited)
April 30, 2023

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2022, through April 30, 2023.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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24

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	November 1, 2022 –
	November 1, 2022	April 30, 2023	April 30, 2023
Investor Class
Actual	$1,000.00	$1,071.00	$12.74
Hypothetical (5% return before expenses)	$1,000.00	$1,037.70	$12.53

Institutional Class
Actual	$1,000.00	$1,072.70	$10.16
Hypothetical (5% return before expenses)	$1,000.00	$1,040.20	$10.00

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.23% for Investor Class shares or 0.98% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 7.34%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2022 was 5.48%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 100.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

The Fund offers shareholders the option to receive account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery, please visit www.hennessyfunds.com/account. You may change your delivery preference at any time by visiting our website or calling U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

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www.hennessyfunds.com/subscribe

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WWW.HENNESSYFUNDS.COM
26

PROXY VOTING — BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Board Approval of Investment Advisory
Agreement

At its meeting on March 7, 2023, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory agreement. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory agreement.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory agreement. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory agreement and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q;

(4)	A summary of the advisory agreement;

(5)	A recent Fund fact sheet, which included, among other things, Fund performance over various periods;

(6)	A description of the range of services provided by the Advisor and the distinction between the Advisor-provided services and the Sub-Advisor-provided services;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund; and

(8)	A memorandum from the Advisor regarding economies of scale.

All of the factors discussed were considered as a whole by the Trustees, as well as by the Independent Trustees meeting in executive session. The Trustees viewed the relevant factors in their totality, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory agreement, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

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27

(4)	The costs and profitability of the Fund to the Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor from serving as an investment advisor to the Fund (other than the advisory fee).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review and an assessment of the Advisor’s performance, the Trustees concluded that the Advisor provides high-quality services to the Fund, and they noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor acts as the portfolio manager for the Fund. In this capacity, the Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of each Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Fund’s service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Fund’s service providers, as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

(f)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(g)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

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28

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(h)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(i)	For each annual report of the Fund, the Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(j)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(k)
The Advisor pays the incentive compensation of the Fund’s compliance officer and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(l)	The Advisor provides a quarterly compliance certification to the Board.

(m)	The Advisor prepares or reviews all Board materials, presents to and leads discussions with the Board, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees compared the performance of the Fund to benchmark indices over various periods and noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor manages the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted the continuation of the advisory agreement.

(3)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within a reasonable range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory agreement.

(4)
The Trustees also considered whether the Advisor was realizing economies of scale that should be shared with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund were variable asset-based fees, so the Advisor would not realize material economies of scale relating to these expenses as the assets of the Fund increased. For example, third-party platform fees increase as the Fund’s assets grow.

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(5)
The Trustees considered the profitability of the Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(6)	The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees and concluded that this was beneficial to the Fund and its shareholders.

(7)
The Trustees considered any benefits to the Advisor from serving as an advisor to the Fund (other than the advisory fee). The Trustees noted that the Advisor may derive ancillary benefits from, by way of example, its association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor from its relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ finding that the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s own efforts in the performance of its duties under the advisory agreement.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory agreement.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Doug Franklin
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

(b)

NOTICE:

Important Shareholder Report(s) Available Online and in Print by Request

Shareholder reports contain important information about your investments, including portfolio holdings and financial statements. We encourage you to review the shareholder report(s) and other information by visiting: www.hennessyfunds.com/funds/fund-documents

You may request printed copies or change your delivery preferences at any time by calling:

U.S. Bank Global Fund Services
1-800-261-6950 or 1-414-765-4124

Please contact U.S. Bank Global Fund Services if you would like to:

✔	Request a paper copy of a specific shareholder report, free of charge. Unless you contact U.S. Bank Global Fund Services, you will NOT receive a paper copy.

✔	Elect to receive paper copies of ALL future shareholder reports, free of charge.

✔	Elect to receive shareholder reports and other communications (including quarterly statements, annual tax statements, and prospectuses) electronically delivered to your email.

Note: You may also elect eDelivery by accessing your account online at www.hennessyfunds.com/account

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www.hennessyfunds.com/subscribe

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Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934 (the “Exchange Act”)).

Item 6. Investments.

(a)	The Schedules of Investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing date of this report, as required by Rule 30a‑3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Exchange Act. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized, and reported and made known to them by others within the registrant and by the registrant’s service providers.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing of an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Rule 30a‑2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act. Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Rule 30a‑2(b) under the Act and Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HENNESSY FUNDS TRUST
(Registrant)

By:       /s/Neil J. Hennessy
Neil J. Hennessy
President

Date:  July 10, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Neil J. Hennessy Neil J. Hennessy, President and Principal Executive Officer

Date: July 10, 2023

By: /s/Teresa M. Nilsen Teresa M. Nilsen, Treasurer and Principal Financial Officer

Date: July 10, 2023